Document and Entity Information	9 Months Ended
Oct. 01, 2011
Document and Entity Information [Abstract]
Entity Registrant Name	NORTEK INC
Entity Central Index Key	0001216596
Entity Filer Category	Non-accelerated Filer
Document Type	S-4
Document Period End Date	Oct 1, 2011
Amendment Flag	false

Condensed Consolidated Balance Sheet (USD $)	Oct. 01, 2011	Dec. 31, 2010	Oct. 02, 2010 Ergotron, Inc	Dec. 31, 2009 Ergotron, Inc	Dec. 31, 2008 Ergotron, Inc	Oct. 02, 2010 Common Class A Ergotron, Inc	Dec. 31, 2009 Common Class A Ergotron, Inc	Dec. 31, 2008 Common Class A Ergotron, Inc	Oct. 02, 2010 Common Class B Ergotron, Inc	Dec. 31, 2009 Common Class B Ergotron, Inc	Dec. 31, 2008 Common Class B Ergotron, Inc	Dec. 31, 2009 Successor
Current Assets:
Unrestricted cash and cash equivalents	$ 57,200,000	$ 57,700,000	$ 13,259,038	$ 7,241,377	$ 1,853,811							$ 89,600,000
Restricted cash	100,000	100,000										1,300,000
Accounts receivable, less allowances	285,100,000	280,800,000	35,653,979	27,143,433	21,933,671							249,100,000
Inventories:
Raw materials	98,500,000	92,900,000										72,900,000
Work in process	30,400,000	24,300,000										25,600,000
Finished goods	200,100,000	196,300,000										174,700,000
Inventory, Net	329,000,000	313,500,000	17,405,185	11,980,003	16,214,673							273,200,000
Prepaid expenses	17,900,000	15,900,000										18,000,000
Other current assets	30,500,000	13,800,000										7,700,000
Prepaid expenses and other assets			1,331,139	784,743	724,061
Tax refunds receivable	10,900,000	18,500,000	538,385	643,359	919,313							5,800,000
Prepaid income taxes	18,400,000	16,900,000										25,400,000
Deferred income taxes			1,881,454	1,926,754	2,295,952
Total current assets	749,100,000	717,200,000	70,069,180	49,719,669	43,941,481							670,100,000
Property and Equipment, at Cost:
Land	18,200,000	18,200,000										18,500,000
Buildings and improvements	77,500,000	76,000,000										72,800,000
Machinery and equipment	193,400,000	185,400,000										155,800,000
Gross property and equipment	289,100,000	279,600,000										247,100,000
Less accumulated depreciation	71,600,000	44,100,000										2,200,000
Total property and equipment, net	217,500,000	235,500,000	12,284,895	12,413,662	12,947,880							244,900,000
Other Assets:
Goodwill	304,700,000	292,100,000	192,784	192,784	192,784							154,800,000
Patents, net			557,218	891,467	1,337,132
Deferred income taxes			453,319	459,406	1,392,519
Intangible assets, less accumulated amortization of $72.0 million, $38.2 million and $1.5 million, respectively	670,400,000	695,000,000										536,600,000
Deferred debt expense	20,900,000	12,200,000										4,100,000
Restricted investments and marketable securities	2,200,000	2,400,000										2,400,000
Other assets	21,200,000	16,700,000	428	4,343	9,563							6,000,000
Total other long-term assets	1,019,400,000	1,018,400,000	1,203,749	1,548,000	2,931,998							703,900,000
Total Assets	1,986,000,000	1,971,100,000	83,557,824	63,681,331	59,821,359							1,618,900,000
Current Liabilities:
Notes payable and other short-term obligations	2,100,000	8,600,000										13,400,000
Current maturities of long-term debt	33,700,000	7,700,000	3,393,750	8,317,112	225,000							32,400,000
Current maturities of other long-term liabilities			18,000	207,986	217,527
Long-term debt	200,000	1,500,000										4,100,000
Accounts payable	170,600,000	175,700,000	39,970,443	30,110,871	28,790,167							124,500,000
Accrued expenses and taxes, net	230,300,000	193,200,000	5,325,972	4,743,544	2,833,080							174,900,000
Accrued royalties related party			788,103	313,156	253,634
Income tax payable			1,916,438	1,692,492	1,227,867
Total current liabilities	436,900,000	386,700,000	51,412,706	45,385,161	33,547,275							349,300,000
Other Liabilities:
Deferred income taxes	125,600,000	152,700,000										112,600,000
Other	175,000,000	171,100,000										151,500,000
Total other long-term liabilities	300,600,000	323,800,000										264,100,000
Notes, Mortgage Notes and Obligations Payable, Less Current Maturities	1,146,900,000	1,101,800,000	0		13,565,745							835,400,000
OTHER LONG-TERM LIABILITIES, less current maturities			0		229,986
Commitments and Contingencies
Stockholders' Investment:
Preferred stock, $0.01 par value, 10,000,000 authorized shares; none issued and outstanding at October 1, 2011, December 31, 2010 and December 31, 2009
Common stock, value	100,000	100,000				85,993	85,814	67,589	9,123	9,123	9,123	100,000
Additional paid-in capital	176,700,000	174,700,000	14,378,120	14,199,345	5,291,578							171,900,000
Shareholder note and interest receivable			(9,189,554)	(8,675,497)	0
(Accumulated Deficit) Retained Earnings	(71,900,000)	(16,800,000)	27,026,433	12,886,868	7,369,659							(3,400,000)
Accumulated other comprehensive (loss) income	(200,000)	800,000	(164,997)	(209,483)	(259,596)							1,500,000
Less: Treasury stock at cost, 74,950 shares at October 1, 2011	(3,100,000)	0										0
Total stockholders' investment	101,600,000	158,800,000	32,145,118	18,296,170	12,478,353		85,814	67,589		9,123	9,123	170,100,000
Total Liabilities and Stockholders' Investment	$ 1,986,000,000	$ 1,971,100,000	$ 83,557,824	$ 63,681,331	$ 59,821,359							$ 1,618,900,000

Condensed Consolidated Balance Sheet (Parenthetical) (USD $)	Oct. 01, 2011	Dec. 31, 2010	Dec. 31, 2009 Successor	Oct. 02, 2010 Ergotron, Inc	Oct. 02, 2010 Common Class A Ergotron, Inc	Dec. 31, 2009 Common Class A Ergotron, Inc	Dec. 31, 2008 Common Class A Ergotron, Inc	Oct. 02, 2010 Common Class B Ergotron, Inc	Dec. 31, 2009 Common Class B Ergotron, Inc	Dec. 31, 2008 Common Class B Ergotron, Inc	Oct. 02, 2010 Undesignated Common Stock Ergotron, Inc	Dec. 31, 2009 Undesignated Common Stock Ergotron, Inc	Dec. 31, 2008 Undesignated Common Stock Ergotron, Inc
Current Assets:
Allowance for doubtful accounts	$ 6,200,000	$ 4,900,000	$ 0	$ 2,683,048
Other Assets:
Accumulated amortization of intangible assets	$ 72,000,000	$ 38,200,000	$ 1,500,000
Stockholders' Investment:
Preferred stock, par value	$ 0.01	$ 0.01	$ 0.01
Preferred stock, shares authorized	10,000,000	10,000,000	10,000,000
Preferred stock, shares issued
Preferred stock, shares outstanding
Common stock, par value	$ 0.01	$ 0.01	$ 0.01		$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01
Common stock, shares authorized	90,000,000	90,000,000	90,000,000		15,000,000	15,000,000	15,000,000	2,500,000	2,500,000	2,500,000	2,500,000	2,500,000	2,500,000
Common stock, shares issued	15,203,439	15,000,000	15,000,000		8,599,296	8,581,396	6,758,898	912,300	912,300	912,300
Common stock, shares outstanding			15,000,000		8,599,296	8,581,396	6,758,898	912,300	912,300	912,300
Treasury stock, shares	74,950

Condensed Consolidated Statement of Operations (USD $)	3 Months Ended		9 Months Ended				12 Months Ended					0 Months Ended	12 Months Ended
	Oct. 01, 2011	Oct. 02, 2010	Oct. 01, 2011	Oct. 02, 2010	Oct. 02, 2010 Ergotron, Inc	Oct. 03, 2009 Ergotron, Inc	Dec. 31, 2009 Ergotron, Inc	Dec. 31, 2008 Ergotron, Inc	Dec. 31, 2007 Ergotron, Inc	Dec. 19, 2009 Predecessor	Dec. 31, 2008 Predecessor	Dec. 31, 2009 Successor	Dec. 31, 2010 Successor
Net Sales	$ 551,800,000	$ 496,600,000	$ 1,605,300,000	$ 1,436,500,000	$ 147,801,434	$ 109,207,943	$ 151,352,020	$ 145,207,710	$ 132,243,130	$ 1,763,900,000	$ 2,269,700,000	$ 44,000,000	$ 1,899,300,000
Costs and Expenses:
Cost of products sold	409,600,000	361,400,000	1,183,300,000	1,051,500,000	94,446,193	70,037,255	97,045,840	97,536,099	86,560,255	1,266,000,000	1,673,500,000	35,200,000	1,391,800,000
Gross profit					53,355,241	39,170,688	54,306,180	47,671,611	45,682,875
Selling, general and administrative expense, net	117,100,000	100,100,000	351,400,000	298,000,000	29,699,376	25,838,944	36,265,001			372,600,000	468,000,000	8,500,000	399,900,000
Royalty expense related party					1,913,651	745,710	1,058,863
Pre-petition reorganization items	0	0	0	0						22,500,000	0	0	0
Goodwill impairment charge	0	0	0	0						284,000,000	710,000,000	0	0
Amortization of intangible assets	11,100,000	8,400,000	33,900,000	29,000,000	334,249	334,249	445,665			22,200,000	28,200,000	1,500,000	37,000,000
Total costs and expenses	537,800,000	469,900,000	1,568,600,000	1,378,500,000						1,967,300,000	2,879,700,000	45,200,000	1,828,700,000
Operating expenses					31,947,276	26,918,903	37,769,529	37,032,156	37,027,152
Litigation Costs								8,314,262	338,113
Operating earnings (loss)	14,000,000	26,700,000	36,700,000	58,000,000	21,407,965	12,251,785	16,536,651	2,325,193	8,317,610	(203,400,000)	(610,000,000)	(1,200,000)	70,600,000
Other income (expense):
Interest expense	(24,600,000)	(22,900,000)	(81,000,000)	(69,900,000)	(202,570)	(339,520)	(415,559)	(742,542)	(436,779)	(135,600,000)	(134,700,000)	(3,600,000)	(95,700,000)
Investment income	0	100,000	100,000	100,000	78,053	22,704	46,227	32,692	217,342	200,000	800,000	0	100,000
Other, net					133,960	182,160	201,384	174,669	80,126
Loss from debt retirement	0	0	(33,800,000)	0						0	(9,900,000)	0	0
(Loss) earnings before gain on reorganization items, net	(10,600,000)	3,900,000	(78,000,000)	(11,800,000)						(338,800,000)	(753,800,000)	(4,800,000)	(25,000,000)
Gain on reorganization items, net	0	0	0	0						619,100,000	0	0	0
(Loss) earnings before (benefit) provision for income taxes	(10,600,000)	3,900,000	(78,000,000)	(11,800,000)	21,417,408	12,117,129	16,368,703	1,790,012	8,178,299	280,300,000	(753,800,000)	(4,800,000)	(25,000,000)
(Benefit) provision for income taxes	(8,500,000)	(5,900,000)	(22,900,000)	(8,500,000)	7,277,843	3,927,435	5,104,646	270,971	2,504,000	85,000,000	26,900,000	(1,400,000)	(11,600,000)
Net (loss) earnings	$ (2,100,000)	$ 9,800,000	$ (55,100,000)	$ (3,300,000)	$ 14,139,565	$ 8,189,694	$ 11,264,057	$ 1,519,041	$ 5,674,299	$ 195,300,000	$ (780,700,000)	$ (3,400,000)	$ (13,400,000)
Basic (loss) earnings per share	$ (0.14)	$ 0.65	$ (3.64)	$ (0.22)						$ 65,100	$ (260,233.33)	$ (0.23)	$ (0.89)
Diluted (loss) earnings per share	$ (0.14)	$ 0.64	$ (3.64)	$ (0.22)						$ 65,100	$ (260,233.33)	$ (0.23)	$ (0.89)
Weighted Average Common Shares:
Basic	15,128,246	15,000,000	15,121,093	15,000,000						3,000	3,000	15,000,000	15,000,000
Diluted	15,128,246	15,301,864	15,121,093	15,000,000						3,000	3,000	15,000,000	15,000,000

Condensed Consolidated Statement of Operations (Parenthetical) (Predecessor, USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 19, 2009
Predecessor
Contractual interest expense	$ 145.9

Condensed Consolidated Statements of Cash Flows (USD $)	9 Months Ended				12 Months Ended					0 Months Ended	12 Months Ended
	Oct. 01, 2011	Oct. 02, 2010	Oct. 02, 2010 Ergotron, Inc	Oct. 03, 2009 Ergotron, Inc	Dec. 31, 2009 Ergotron, Inc	Dec. 31, 2008 Ergotron, Inc	Dec. 31, 2007 Ergotron, Inc	Dec. 19, 2009 Predecessor	Dec. 31, 2008 Predecessor	Dec. 31, 2009 Successor	Dec. 31, 2010 Successor
Cash flows from operating activities:
Net (loss) earnings	$ (55,100,000)	$ (3,300,000)	$ 14,139,565	$ 8,189,694	$ 11,264,057	$ 1,519,041	$ 5,674,299	$ 195,300,000	$ (780,700,000)	$ (3,400,000)	$ (13,400,000)
Adjustments to reconcile net (loss) earnings to net cash provided by operating activities:
Deferred income tax					1,849,433	(2,219,353)	36,579
Depreciation and amortization expense	71,800,000	72,700,000			4,794,696	4,054,284	3,374,330	57,700,000	68,600,000	6,200,000	91,700,000
Equity in income of unconsolidated affiliate						0	(125,767)
Loss from debt retirement	33,800,000	0						0	9,900,000	0	0
Non-cash interest expense, net	4,100,000	1,400,000						45,500,000	8,300,000	0	2,100,000
Gain on settlement of liabilities subject to compromise	0	0						(539,900,000)	0	0	0
Elimination of Predecessor deferred debt expense and debt discount	0	0						42,600,000	0	0	0
Non-cash fresh-start accounting adjustments	0	0						(131,000,000)	0	0	0
Non-cash goodwill impairment charge	0	0						284,000,000	710,000,000	0	0
Non-cash write-down of foreign subsidiaries	0	0						2,800,000	3,300,000	0	0
Non-cash share-based compensation expense	400,000	1,900,000			188,588	166,774	97,162	100,000	100,000	0	2,800,000
Excess tax benefits from stock-based compensation					(545,939)
Other					63,950	(80,857)	(31,015)
Gain on sale of property and equipment	(100,000)	(200,000)						0	(2,700,000)	0	(200,000)
Deferred federal income tax (benefit) provision	(27,200,000)	(27,300,000)						65,200,000	11,100,000	(1,300,000)	(18,800,000)
Changes in certain assets and liabilities, net of effects from acquisitions:
Accounts receivable, net	(3,600,000)	(16,800,000)			(5,559,960)	(488,829)	923,553	(400,000)	47,400,000	13,400,000	(9,600,000)
Inventories	(21,100,000)	(30,900,000)			4,234,671	(3,218,497)	(121,258)	44,900,000	5,600,000	5,600,000	(23,400,000)
Prepaid and other current assets	(20,600,000)	400,000			293,185	(372,676)	(44,043)	(13,500,000)	1,100,000	3,900,000	2,800,000
Other assets						42,162	(78,469)
Accounts payable	(6,300,000)	35,300,000			2,138,753	1,002,960	7,412,371	(12,500,000)	(33,700,000)	(13,100,000)	22,500,000
Accrued expenses and taxes	53,100,000	38,300,000			1,935,168	(2,599,840)	(394,135)	(14,000,000)	1,600,000	(3,700,000)	(4,000,000)
Income taxes payable					(255,007)	356,420	523,190
Long-term assets, liabilities and other, net	4,600,000	3,000,000			(239,527)	(492,783)	(470,770)	(5,400,000)	4,500,000	(800,000)	(5,600,000)
Total adjustments to net (loss) earnings	88,900,000	77,800,000						(173,900,000)	835,100,000	10,200,000	60,300,000
Net cash provided by (used in) operating activities	33,800,000	74,500,000	14,524,122	19,109,391	20,162,068	(2,331,194)	16,776,027	21,400,000	54,400,000	6,800,000	46,900,000
Cash flows from investing activities:
Capital expenditures	(13,900,000)	(12,600,000)	(3,152,304)	(1,876,615)	(3,809,229)	(4,654,754)	(3,123,951)	(17,900,000)	(25,400,000)	(500,000)	(19,800,000)
Net cash paid for businesses acquired	(30,900,000)	(9,200,000)				0	244,556	(14,100,000)	(32,700,000)	0	(285,200,000)
Investment in joint venture	(5,300,000)	0						0	0	0	0
Proceeds from the sale of property and equipment	600,000	500,000			10,050	28,692	0	2,200,000	8,500,000	0	400,000
Change in restricted cash and marketable securities	200,000	1,200,000						(1,200,000)	300,000	600,000	1,200,000
Other, net	200,000	0						(2,900,000)	(1,900,000)	(200,000)	0
Net cash used in investing activities	(49,100,000)	(20,100,000)			(3,799,179)	(4,626,062)	(2,879,395)	(33,900,000)	(51,200,000)	(100,000)	(303,400,000)
Cash flows from financing activities:
Increase in borrowings	80,600,000	47,900,000						64,700,000	279,400,000	300,000	133,100,000
Payment of borrowings	(99,300,000)	(138,000,000)						(143,800,000)	(111,000,000)	(4,100,000)	(149,100,000)
Net change in related party note payable						0	(390,790)
Checks written in excess of bank balance					(820,496)	(129,538)	856,675
Repayment of long-term debt			(187,500)	(187,500)	(225,000)	(600,000)	(1,125,000)
Dividends paid to shareholders					(4,746,848)
Excess tax benefits from stock-based compensation					545,939
Redemption and retirement of common stock					(57,751)	0	(14,496,739)
Cash advances and interest on shareholder note receivables			(514,057)	(736,480)	(805,501)
Issuance of common stock, net of shareholder note receivables			83,262	69,864	379,220	83,643	983,343
Net proceeds from the sale of the 10% Senior Unsecured Notes due 2018	0	0						0	0	0	250,000,000
Net proceeds from the sale of the 10% Senior Secured Notes due 2013	0	0						0	742,200,000	0	0
Payments on long-term lines of credit	0	0	(8,865,145)	(39,484,542)	(39,484,542)	(96,254,508)	(3,733,485)	0	(755,500,000)	0	0
Sale of the 8.5% Senior Notes due 2021	500,000,000	0						0	0	0	0
Net proceeds on long-term lines of credit	348,200,000	0	4,129,283	29,500,047	34,235,909	97,544,422	12,428,065	0	0	0	0
Redemption of the 11% Senior Secured Notes due 2013	(753,300,000)	0						0	0	0	0
Fees paid in connection with new debt facilities	(58,700,000)	0						(4,100,000)	(33,800,000)	0	(9,500,000)
Equity investment by Nortek Holdings, Inc.	0	0						0	4,200,000	0	0
Payment of minimum withholding taxes in connection with vesting of restricted stock	(2,700,000)	0						0	0	0	0
Other, net	0	(700,000)						200,000	100,000	0	100,000
Net cash provided by (used in) financing activities	14,800,000	(90,800,000)	(5,354,157)	(10,838,611)	(10,979,070)	644,019	(5,477,931)	(83,000,000)	125,600,000	(3,800,000)	224,600,000
Effect of exchange rate changes on cash and cash equivalents					3,747	(451,642)	62,328
Net change in unrestricted cash and cash equivalents	(500,000)	(36,400,000)	6,017,661	6,394,165	5,387,566	(6,764,879)	8,481,029	(95,500,000)	128,800,000	2,900,000	(31,900,000)
Unrestricted cash and cash equivalents at the beginning of the period	57,700,000	89,600,000	7,241,377	1,853,811	1,853,811	8,618,690	137,661	182,200,000	53,400,000	86,700,000	89,600,000
Unrestricted cash and cash equivalents at the end of the period	57,200,000	53,200,000	13,259,038	8,247,976	7,241,377	1,853,811	8,618,690	86,700,000	182,200,000	89,600,000	57,700,000
Cash paid during the year for:
Interest paid	58,200,000	44,300,000	62,791	214,902	470,176	644,069	437,100	116,100,000	118,500,000	100,000	86,600,000
Income taxes (refunded) paid, net	(5,500,000)	11,600,000	5,966,073	1,615,669	4,154,481	2,482,371	2,114,775	12,800,000	10,700,000	200,000	18,400,000
Cash Received During The Year For
Interest					8,870	32,693	217,342
Income taxes			$ 24,732	$ 109,787	$ 708,339	$ 177,715	$ 159,613

Consolidated Statements of Stockholders' Equity (USD $)	Total	Ergotron, Inc	Common Class A Ergotron, Inc	Common Class B Ergotron, Inc	Additional Paid-In Capital Ergotron, Inc	Shareholder note and interest receivable Ergotron, Inc	Retained Earnings (Accumulated Deficit) Ergotron, Inc	Accumulated Other Comprehensive Income (Loss) Ergotron, Inc	Predecessor	Predecessor Common Stock	Predecessor Additional Paid-In Capital	Predecessor Retained Earnings (Accumulated Deficit)	Predecessor Accumulated Other Comprehensive Income (Loss)	Predecessor Comprehensive (Loss) Income	Successor	Successor Common Stock	Successor Additional Paid-In Capital	Successor Retained Earnings (Accumulated Deficit)	Successor Accumulated Other Comprehensive Income (Loss)	Successor Comprehensive (Loss) Income
Beginning Balance at Dec. 31, 2006		$ 18,835,435	$ 79,940	$ 9,569	$ 5,044,231		$ 13,576,681	$ 125,014
Beginning Balance shares at Dec. 31, 2006			7,994,017	956,882
Net (loss) earnings		5,674,299					5,674,299
Other comprehensive income (loss):
Currency translation adjustment		259,950						259,950
Net gain (loss) interest rate swap agreements, net of tax		(75,000)						(75,000)
Comprehensive (loss) income		5,859,249
Issuance of Class A common stock:
Pursuant to stock option agreements, net of shareholder note receivables		543,343	1,778		541,565
Pursuant to stock option agreements, net of shareholder note receivables, shares			177,835
Acquisition of affiliated company		440,000	800		439,200
Acquisition of affiliated company, shares			80,000
Class A common stock for Class B common stock			(436)	436
Exchange of Class A common stock for Class B common stock, shares			(43,586)	43,586
Redemption and retirement of common stock			(14,790)	(882)	(1,080,705)		(13,400,362)
Redemption and retirement of common stock, shares			(1,479,047)	(88,168)
Share-based compensation expense		97,167			97,167
Ending Balance at Dec. 31, 2007		11,278,455	67,292	9,123	5,041,458		5,850,618	309,964			412,400,000	168,600,000	37,700,000	0
Ending Balance shares at Dec. 31, 2007			6,729,219	912,300
Net (loss) earnings		1,519,041					1,519,041		(780,700,000)			(780,700,000)		(780,700,000)
Other comprehensive income (loss):
Currency translation adjustment		(478,560)						(478,560)					(25,700,000)	(25,700,000)
Net gain (loss) interest rate swap agreements, net of tax		(91,000)						(91,000)
Pension liability adjustment, net of tax													(36,400,000)	(36,400,000)
Comprehensive (loss) income		949,481												(842,800,000)
Issuance of Class A common stock:
Pursuant to stock option agreements, net of shareholder note receivables		83,643	297		83,346
Pursuant to stock option agreements, net of shareholder note receivables, shares			29,679
Share-based compensation expense		166,774			166,774						100,000
Capital contribution from parent									4,200,000		4,200,000
Ending Balance at Dec. 31, 2008		12,478,353	67,589	9,123	5,291,578		7,369,659	(259,596)		0	416,700,000	(612,100,000)	(24,400,000)	0
Ending Balance shares at Dec. 31, 2008			6,758,898	912,300
Net (loss) earnings		8,189,694
Ending Balance at Oct. 03, 2009
Beginning Balance at Dec. 31, 2008				9,123						0	416,700,000	(612,100,000)	(24,400,000)	0
Beginning Balance shares at Dec. 31, 2008				912,300
Net (loss) earnings									195,300,000			195,300,000		195,300,000
Other comprehensive income (loss):
Currency translation adjustment													8,000,000	8,000,000
Pension liability adjustment, net of tax													4,800,000	4,800,000
Comprehensive (loss) income														208,100,000
Issuance of Class A common stock:
Share-based compensation expense											100,000
Capital contribution from parent									0
Elimination of historical equity (restated)											(416,800,000)	416,800,000	11,600,000
Ending Balance at Dec. 19, 2009											0	0	0
Beginning Balance at Dec. 31, 2008		12,478,353	67,589	9,123	5,291,578		7,369,659	(259,596)		0
Beginning Balance shares at Dec. 31, 2008			6,758,898	912,300
Adjustment for the adoption of uncertain tax positions		(1,000,000)					(1,000,000)
Net (loss) earnings		11,264,057					11,264,057
Other comprehensive income (loss):
Currency translation adjustment		(23,887)						(23,887)
Net gain (loss) interest rate swap agreements, net of tax		74,000						74,000
Comprehensive (loss) income		11,314,170
Cash advances and interest on shareholder note receivable		(805,501)				(805,501)
Dividends paid		(4,746,848)					(4,746,848)
Issuance of Class A common stock:
Pursuant to stock option agreements, net of shareholder note receivables		379,220	18,314		8,230,902	(7,869,996)
Pursuant to stock option agreements, net of shareholder note receivables, shares			1,831,424
Redemption and retirement of common stock			(89)		(57,662)
Redemption and retirement of common stock, shares			(8,926)
Share-based compensation expense		188,588			188,588
Tax benefits related to stock option exercises		545,939			545,939
Ending Balance at Dec. 31, 2009		18,296,170	85,814	9,123	14,199,345	(8,675,497)	12,886,868	(209,483)								100,000
Ending Balance shares at Dec. 31, 2009			8,581,396	912,300
Beginning Balance at Dec. 18, 2009																0	0
Issuance of Class A common stock:
Issuance of 15,000,000 shares of common stock in connection with the emergence from Chapter 11																100,000	171,900,000
Issuance of 789,474 warrants in connection with the emergence from Chapter 11																0	0
Ending Balance at Dec. 20, 2009																100,000	171,900,000
Beginning Balance at Dec. 19, 2009																		0	0
Net (loss) earnings															(3,400,000)			(3,400,000)		(3,400,000)
Other comprehensive income (loss):
Currency translation adjustment																			700,000	700,000
Pension liability adjustment, net of tax																			800,000	800,000
Comprehensive (loss) income																				(1,900,000)
Issuance of Class A common stock:
Capital contribution from parent															0
Ending Balance at Dec. 31, 2009		18,296,170		9,123											170,100,000	100,000		(3,400,000)	1,500,000
Ending Balance shares at Dec. 31, 2009				912,300
Net (loss) earnings	(3,300,000)	14,139,565
Issuance of Class A common stock:
Capital contribution from parent	0
Ending Balance at Oct. 02, 2010		32,145,118
Beginning Balance at Dec. 31, 2009				9,123											170,100,000	100,000	171,900,000	(3,400,000)	1,500,000
Beginning Balance shares at Dec. 31, 2009				912,300
Net (loss) earnings															(13,400,000)			(13,400,000)		(13,400,000)
Other comprehensive income (loss):
Currency translation adjustment																			1,600,000	1,600,000
Pension liability adjustment, net of tax																			(2,300,000)	(2,300,000)
Comprehensive (loss) income																				(14,100,000)
Issuance of Class A common stock:
Share-based compensation expense																	2,800,000
Capital contribution from parent															0
Ending Balance at Dec. 31, 2010																$ 100,000	$ 174,700,000	$ (16,800,000)	$ 800,000

Consolidated Statements of Stockholders' Equity (Parenthetical) (USD $) In Millions, except Share data, unless otherwise specified	0 Months Ended	12 Months Ended	0 Months Ended	12 Months Ended			0 Months Ended
	Dec. 31, 2009 Accumulated Other Comprehensive Income (Loss)	Dec. 31, 2010 Accumulated Other Comprehensive Income (Loss)	Dec. 31, 2009 Comprehensive (Loss) Income	Dec. 31, 2010 Comprehensive (Loss) Income	Dec. 19, 2009 Predecessor Accumulated Other Comprehensive Income (Loss)	Dec. 19, 2009 Predecessor Comprehensive (Loss) Income	Dec. 20, 2009 Successor Common Stock	Dec. 20, 2009 Successor Additional Paid-In Capital
Tax benefit of Pension liability adjustment	$ 0.3	$ 0.9	$ 0.3	$ 0.9	$ 1.8	$ 1.8
Issuance of common stock, shares							15,000,000
Issuance of Warrants, shares								789,474

Basis of Presentation	9 Months Ended	12 Months Ended
	Oct. 01, 2011	Dec. 31, 2010
Basis of Presentation/ Summary of Significant Accounting Policies/ Interim Financial Statements/ Nature Of Business [Abstract]
BASIS OF PRESENTATION

(A)	BASIS OF PRESENTATION

Nortek, Inc. (“Nortek”) and all of its wholly-owned subsidiaries, collectively the “Company”, is a diversified manufacturer of innovative, branded residential and commercial building products, operating within four reporting segments (see Note E, “Segment Information”). Through these segments, the Company manufactures and sells, primarily in the United States, Canada and Europe, a wide variety of products for the remodeling and replacement markets, the residential and commercial new construction markets, the manufactured housing market and the personal and enterprise computer markets.

The Company operates on a calendar year and for its interim periods operates on a 4-4-5 fiscal calendar, where each fiscal quarter is comprised of two 4-week periods and one 5-week period, with each week ending on a Saturday. The Company’s fiscal year always begins on January 1 and ends on December 31. As a result, the Company’s first and fourth quarters may have more or less days included than a traditional 4-4-5 fiscal calendar, which consists of 91 days. The third quarters ended October 1, 2011 (“third quarter of 2011”) and October 2, 2010 (“third quarter of 2010”) each include 91 days. The first nine months ended October 1, 2011 (“first nine months of 2011”) and October 2, 2010 (“first nine months of 2010”) include 274 days and 275 days, respectively.

The accompanying unaudited condensed consolidated financial statements reflect the financial position, results of operations and cash flows of the Company after elimination of intercompany accounts and transactions, without audit and, in the opinion of management, reflect all adjustments of a normal recurring nature necessary for a fair statement of the interim periods presented. Although certain information and footnote disclosures normally included in annual financial statements prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) have been omitted, the Company believes that the disclosures included are adequate to make the information presented herein not misleading. Operating results for the third quarter and first nine months ended October 1, 2011 are not necessarily indicative of the results that may be expected for other interim periods or for the year ending December 31, 2011. Certain amounts in the prior year’s unaudited condensed consolidated financial statements have been reclassified to conform to the current period presentation, including reclassifications to other current assets, other assets, accrued expenses and taxes, net and other liabilities related to expected insurance reimbursements.

These unaudited condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements and the related notes included in the Company’s latest annual report on Form 10-K and its latest Current Reports on Form 8-K as filed with the Securities and Exchange Commission (“SEC”).

New Accounting Pronouncements

In September 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-08, Testing Goodwill for Impairment (“ASU 2011-08”), which changes the way a company completes its annual impairment review process. The provisions of this pronouncement provide an entity with the option to first assess qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. ASU 2011-08 allows an entity the option to bypass the qualitative-assessment for any reporting unit in any period and proceed directly to performing the first step of the two-step goodwill impairment test. The pronouncement does not change the current guidance for testing other indefinite-lived intangible assets for impairment. This standard is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted. The Company does not expect the adoption of ASU 2011-08 to have a material effect on its financial position or results of operations.

In June 2011, the FASB issued ASU No. 2011-05, Presentation of Comprehensive Income (“ASU 2011-05”), which will require companies to present the components of net income and other comprehensive income either in a single continuous statement or in two separate but consecutive statements. It eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders’ equity. The pronouncement does not change the current option for presenting components of other comprehensive income, gross or net of the effect of income taxes, provided that such tax effects are presented in the statement in which other comprehensive income is presented or disclosed in the notes to the financial statements. The pronouncement does not affect the calculation or reporting of earnings per share. The pronouncement also does not change the items which must be reported in other comprehensive income, how such items are measured, or when they must be reclassified to net income. This standard is effective for reporting periods beginning after December 15, 2011. Early adoption is permitted. The Company will adopt this pronouncement in the first quarter of 2012 and it will have no effect on its financial position or results of operations, but will impact the way the Company presents comprehensive income.

In May 2011, the FASB issued ASU No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”), which is intended to result in convergence between U.S. GAAP and International Financial Reporting Standards requirements for measurement of, and disclosures about, fair value. ASU 2011-04 clarifies or changes certain fair value measurement principles and enhances the disclosure requirements particularly for Level 3 fair value measurements. This pronouncement is effective for reporting periods beginning after December 15, 2011, with early adoption prohibited for public companies. The new guidance will require prospective application. The Company will adopt this pronouncement in the first quarter of 2012 and does not expect its adoption to have a material effect on its financial position or results of operations.

In December 2010, the FASB issued ASU No. 2010-29, Disclosure of Supplementary Pro Forma Information for Business Combinations (“ASU 2010-29”), which amended guidance to clarify the acquisition date that should be used for reporting pro-forma financial information for business combinations. If comparative financial statements are presented, the pro-forma revenue and earnings of the combined entity for the comparable prior reporting period should be reported as though the acquisition date for all business combinations that occurred during the current year had been completed as of the beginning of the comparable prior annual reporting period. The amendments in this guidance became effective prospectively for business combinations for which the acquisition date is on or after January 1, 2011. There was no impact on the Company’s consolidated financial results as the amendments relate only to additional disclosures.

In December 2010, the FASB issued ASU No. 2010-28, When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts (“ASU 2010-28”), which amended the guidance on goodwill impairment testing. The amendments modify Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In making that determination, an entity should consider whether there are any adverse qualitative factors indicating that impairment may exist. The amendments were effective January 1, 2011 and did not have a material impact on the Company’s consolidated financial statements.

In January 2010, the FASB issued ASU No. 2010-06, Improving Disclosures about Fair Value Measurements (“ASU 2010-06”), which establishes additional disclosure requirements for fair value measurements which the Company included in its interim and annual financial statements in 2010. Certain disclosure requirements relating to fair value measurements using significant unobservable inputs (Level 3) were deferred until January 1, 2011. These new requirements did not have an impact on the Company’s consolidated financial results or disclosure in the unaudited condensed consolidated financial statements (see Note I, “Fair Value”).

In October 2009, the FASB issued ASU No. 2009-14, Certain Revenue Arrangements that Include Software Elements (“ASU 2009-14”), which amends the scope of existing software revenue recognition accounting. Tangible products containing software components and non-software components that function together to deliver the product’s essential functionality would be scoped out of the accounting guidance on software and accounted for based on other appropriate revenue recognition guidance. This guidance must be adopted in the same period that a company adopts ASU 2009-13 described in the following paragraph. Therefore, the Company adopted this guidance on January 1, 2011. The adoption of ASU 2009-14 did not have a material impact on the Company’s consolidated financial statements.

In October 2009, the FASB issued ASU No. 2009-13, Multiple- Deliverable Revenue Arrangements (“ASU 2009-13”), which amends revenue recognition guidance for arrangements with multiple deliverables. The new guidance eliminates the residual method of revenue recognition and allows the use of management’s best estimate of selling price for individual elements of an arrangement when vendor-specific objective evidence or third-party evidence is unavailable. The Company adopted this guidance on January 1, 2011. The adoption of ASU 2009-13 did not have a material impact on the Company’s consolidated financial statements.

1.	BASIS OF PRESENTATION

Nortek, Inc. (“Nortek”) and all of its wholly-owned subsidiaries, collectively the “Company”, is a diversified manufacturer of innovative, branded residential and commercial building products, operating within four reporting segments (see Note 12, “Segment Information and Concentration of Credit Risk”). Through these segments, the Company manufactures and sells, primarily in the United States, Canada and Europe, a wide variety of products for the remodeling and replacement markets, the residential and commercial new construction markets, the manufactured housing market and the personal and enterprise computer markets.

On December 17, 2009 (the “Effective Date”), the Company emerged from bankruptcy proceedings under Chapter 11 (“Chapter 11”) of the United States Bankruptcy Code (the “Bankruptcy Code”). In connection with the Company’s emergence from bankruptcy, as discussed further in Note 2, “Reorganization under Chapter 11 and Current Capital Structure”, the Company adopted fresh-start reporting pursuant to the provisions of Accounting Standards Codification (“ASC”) 852, “Reorganization” (“ASC 852”). The Company selected December 19, 2009 as the fresh-start reporting date since it was the closest fiscal week-end to the Effective Date of December 17, 2009 and the effect of using December 19, 2009, instead of December 17, 2009, was not material to the Company’s financial condition or results of operations for the periods presented. ASC 852 requires the implementation of fresh-start reporting if the reorganization value of the assets of the entity that emerges from Chapter 11 is less than the sum of the post-petition liabilities and allowed claims, and holders of voting shares immediately before confirmation of the plan of reorganization receive less than 50 percent of the voting shares of the emerging entity. Under fresh-start reporting a new reporting entity is deemed to be created and the assets and liabilities of the entity are reflected at their fair values.

Accordingly, the consolidated financial statements for the reporting entity subsequent to emergence from Chapter 11 bankruptcy proceedings are not comparable to the consolidated financial statements for the reporting entity prior to emergence from Chapter 11 bankruptcy proceedings. References to the “Successor” refer to the Company subsequent to the fresh-start reporting date and references to the “Predecessor” refer to the Company prior to the fresh-start reporting date.

In addition, ASC 852 requires that financial statements, for periods including and subsequent to a Chapter 11 bankruptcy filing, distinguish between transactions and events that are directly associated with the reorganization proceedings and transactions and events associated with the ongoing operations of the business, as well as additional disclosures. Effective October 21, 2009, expenses, gains and losses directly associated with the reorganization proceedings are reported as gain on reorganization items, net in the accompanying consolidated statement of operations for the Predecessor period from January 1, 2009 to December 19, 2009. The “Company,” when used in reference to the period subsequent to emergence from Chapter 11 bankruptcy proceedings, refers to the Successor, and when used in reference to periods prior to emergence from Chapter 11 bankruptcy proceedings, refers to the Predecessor. In addition, results for the period from December 20, 2009 to December 31, 2009 are referred to as the “2009 Successor Period”, and results for the period from January 1, 2009 to December 19, 2009 are referred to as the “2009 Predecessor Period”. For further information regarding the Company’s filing under and emergence from Chapter 11 bankruptcy proceedings and the adoption of fresh-start accounting, see Note 2, “Reorganization Under Chapter 11 and Current Capital Structure”, and Note 3, “Fresh-Start Accounting (Restated)”.

The accompanying Successor and Predecessor consolidated financial statements reflect the financial position, results of operations and cash flows of Nortek and all of its wholly-owned subsidiaries after elimination of intercompany accounts and transactions. Certain amounts in the prior years’ consolidated financial statements have been reclassified to conform to the current year presentation. For the year ended December 31, 2010, this includes reclassifications to other current assets, other assets, accrued expenses and taxes, net and other liabilities related to expected insurance reimbursements. The Company believes that these reclassifications were not material to the consolidated financial statements at December 31, 2010 and accordingly, has not reclassified the balance sheet as of December 31, 2009.

Acquisitions and Other Investments	9 Months Ended	12 Months Ended
	Oct. 01, 2011	Dec. 31, 2010
Acquisitions and Other Investments/Acquisition of Affiliate [Abstract]
ACQUISITIONS AND OTHER INVESTMENTS

(B)	ACQUISITIONS AND OTHER INVESTMENTS

On April 28, 2011, the Company, through wholly-owned subsidiaries, acquired all of the stock of TV One Broadcast Sales Corporation, Barcom (UK) Holdings Limited and Barcom Asia Holdings, LLC (collectively, “TV One”) for approximately $26.0 million. In connection with the acquisition of TV One, in the second quarter of 2011, the Company also incurred approximately $0.8 million of fees and expenses, which have been recorded in selling, general and administrative expense, net in the accompanying unaudited condensed consolidated statement of operations. TV One sells a complete range of video signal processing products for the professional audio/video and broadcast markets. TV One is included in the Company’s Technology Products segment. The Company has made preliminary estimates of the fair value of assets and liabilities of TV One, utilizing information available at the time that the Company’s unaudited condensed consolidated financial statements were prepared and these estimates are subject to refinement until all pertinent information has been obtained. The Company is in the process of finalizing the purchase accounting and final estimates of fair value of assets and liabilities, which is expected to be completed during the fourth quarter of 2011. Any changes to the estimates for these amounts or other final purchase accounting adjustments will be reflected as an adjustment to goodwill in the fourth quarter of 2011 when the purchase price calculation is finalized.

On March 21, 2011, the Company, through its wholly-owned subsidiary Huntair Middle East Holdings, Inc. (“Huntair”), acquired a forty-nine percent minority interest in Huntair Arabia, for approximately $5.3 million. Huntair Arabia is an operating joint venture between the Company and Alessa Advanced Projects Company (“Alessa”) in Saudi Arabia that was formed for purposes of trading, manufacturing, supplying, installing, and servicing commercial air conditioning and commercial air handling units in Saudi Arabia and certain other regions. The Company does not have a controlling financial interest and, therefore, is accounting for this investment under the equity method of accounting within the Commercial HVAC segment. In connection with its investment in Huntair Arabia, Huntair issued a 10 year note to Alessa for approximately $5.3 million. The note does not bear interest and as such, the Company has recorded the note, net of discount of approximately $0.8 million, on its accompanying unaudited condensed consolidated balance sheet at October 1, 2011.

On December 17, 2010, the Company acquired all of the outstanding stock of Ergotron, Inc. (“Ergotron”). Ergotron is a designer, manufacturer and marketer of innovative, ergonomic mounting and mobility products for computer monitors, notebooks and flat panel displays in the United States and other parts of the world. The estimated purchase price was approximately $299.3 million, consisting of cash payments totaling approximately $295.6 million, of which approximately $5.8 million was paid in the first nine months of 2011, and an estimated payable to the sellers of approximately $3.7 million related to the remaining estimated reimbursement of federal and state tax refunds due to Ergotron for the pre-acquisition period in 2010. The final amounts due for the reimbursement of federal and state tax refunds will be determined when the final pre-acquisition tax returns are filed and the refunds are collected, which is expected to occur in the fourth quarter of 2011. Any changes to the estimates for these amounts or other final purchase accounting adjustments will be reflected as an adjustment to goodwill in the fourth quarter of 2011 when the purchase price calculation is finalized.

Goodwill associated with the acquisition of Ergotron was recorded in the Technology Products segment, and the Company does not believe that any of the goodwill will be deductible for tax purposes. Due to revisions to the preliminary estimate of fair value, which primarily related to intangible assets, net of deferred tax consequences, the preliminary goodwill allocation related to Ergotron increased by approximately $0.5 million from $130.0 million as of December 31, 2010 to approximately $130.5 million as of October 1, 2011.

On July 6, 2010, the Company, through its wholly-owned subsidiary, Linear LLC acquired all of the issued and outstanding membership interests of Skycam, LLC (“Luxor”) for approximately $9.1 million (utilizing approximately $7.9 million of cash and issuing an unsecured 4% subordinated note in the amount of $1.2 million due January 2012). Luxor is an online retailer and distributor of security cameras and digital video recorders and is included in the Technology Products segment.

The acquisitions of TV One, Ergotron and Luxor contributed approximately $58.8 million to net sales and approximately $7.4 million (which includes depreciation and amortization of approximately $4.3 million) to operating earnings for the third quarter of 2011 and contributed approximately $169.3 million to net sales and approximately $12.1 million (which includes depreciation and amortization of approximately $20.8 million, including approximately $7.5 million relating to the amortization of fair value allocated to inventory) to operating earnings for the first nine months of 2011.

Contingent consideration of approximately $1.3 million was paid in the first quarter of 2010 related to the acquisition of certain entities. The Company does not anticipate paying any further contingent consideration for completed acquisitions as of October 1, 2011.

The following table presents a summary of the activity in goodwill by reporting segment for the first nine months of 2011:

	December 31,	Purchase	October 1,
	2010	Accounting(1)	2011
	(Amounts in millions)

Residential Ventilation Products (“RVP”):
Gross goodwill	$154.8	$—	$154.8
Impairment losses	—	—	—

Net RVP goodwill	154.8	—	154.8

Technology Products (“TECH”):
Gross goodwill	137.3	12.6	149.9
Impairment losses	—	—	—

Net TECH goodwill	137.3	12.6	149.9

Consolidated goodwill(2):
Gross goodwill	292.1	12.6	304.7
Impairment losses	—	—	—

Net consolidated goodwill	$292.1	$12.6	$304.7

(1)	Purchase accounting adjustments for TECH goodwill during the first nine months of 2011 relate to the acquisitions of Ergotron and TV One.

(2)	There was no goodwill allocated to the R-HVAC or C-HVAC reporting segments at either October 1, 2011 or December 31, 2010.

5.	ACQUISITIONS

On December 17, 2010, the Company acquired all of the outstanding stock of Ergotron, Inc. (“Ergotron). Ergotron is a designer, manufacturer and marketer of innovative, ergonomic mounting and mobility products for computer monitors, notebooks and flat panel displays in the United States and other parts of the world. The estimated purchase price was approximately $298.0 million, which consisted of a cash payment at the date of acquisition of approximately $289.8 million and an estimated payable to the sellers of approximately $8.2 million related to the final cash and working capital adjustment of approximately $0.4 million, as defined, and the estimated reimbursement of approximately $7.8 million for federal and state tax refunds due to Ergotron for the pre-acquisition period in 2010. The final cash and working capital adjustment of approximately $0.4 million was paid in the first quarter of 2011 and approximately $5.4 million of the estimated federal and state tax refunds due Ergotron was paid in the second quarter of 2011. The final amounts due for the reimbursement of federal and state tax refunds will be determined when the final pre-acquisition tax returns are filed and the refunds are collected, which is expected to occur in the third and fourth quarters of 2011. As discussed further below, any changes to the estimates for these amounts will be reflected as an adjustment to goodwill in 2011 when the purchase price calculation is finalized.

The Company selected December 31, 2010 as the date to record the acquisition of Ergotron as the effect of using December 31, 2010, instead of December 17, 2010, was not material to the Company’s financial condition or results of operations for fiscal 2010. Accordingly, the accompanying consolidated statement of operations for the year ended December 31, 2010 does not include any activity related to Ergotron for the period from December 18, 2010 to December 31, 2010.

The following is a summary of the preliminary purchase price allocation based on estimates of the fair value of assets and liabilities (amounts in millions):

Preliminary purchase price allocation:
Historical net assets of Ergotron(1)	$40.2
Increase in intangible assets to fair value	193.3
Increase in property and equipment to fair value	4.1
Increase in inventories to fair value	7.0
Other fair value adjustments, net	1.6
Prepaid and deferred income taxes, net	(78.2)
Goodwill	130.0

Estimated purchase price	$298.0

(1)	Includes current assets of approximately $67.4 million (including approximately $13.8 million of cash), property and equipment of approximately $12.2 million, intangible assets of approximately $0.4 million, other long-terms assets of approximately $0.6 million, current liabilities of approximately $(38.8) million and other long-term liabilities of approximately $(1.6) million.

The goodwill was recorded in the TECH reporting unit and the Company does not believe that any of the goodwill will be deductible for tax purposes (see Note 4, “Summary of Significant Accounting Policies”).

The Company has made preliminary estimates of the purchase price and the fair value of the assets and liabilities of Ergotron, including inventory, property and equipment, intangible assets, prepaid and deferred taxes, long-term tax reserves and related indemnification assets and contingent liabilities utilizing information available at the time that the Company’s consolidated financial statements were prepared and these estimates are subject to refinement until all pertinent information has been obtained. The Company will complete the following procedures, among others, prior to the issuance of the December 31, 2011 consolidated financial statements:

•	Make a final determination of the purchase price and the related payable to seller based on the final reimbursement for federal and state income tax refunds.

•	Finalize the appraisals of intangible assets and property and equipment.

•	Finalize the estimated fair value adjustment related to inventories.

•	Finalize the deferred tax analysis for prepaid and deferred income taxes, including determining the deferred tax consequences for any changes in the fair value adjustments discussed above.

The total preliminary fair value of intangible assets was approximately $193.7 million and the Company has determined that all of the intangible assets are subject to amortization and that they will have no residual value at the end of the amortization periods. The following is a summary of the estimated fair values and weighted average amortization period by intangible asset class (amounts in millions, except for useful lives):

		Weighted
		Average
		Remaining
	Fair Value	Useful Lives

Trademarks	$17.6	20.0
Developed Technology	18.7	13.0
Customer relationships	142.0	19.3
Others	15.4	6.1

	$193.7	17.7

In connection with the acquisition of Ergotron, the Company also incurred approximately $2.2 million of fees and expenses, which have been recorded in selling, general and administrative expense, net in the accompanying consolidated statement of operations.

The unaudited pro forma net sales, (net loss) and basic and diluted (loss) per share for the Company as a result of the acquisition of Ergotron for the year ended December 31, 2010 were approximately $2.1 billion, $(21.4) million, $(1.43) per share and $(1.43) per share, respectively. These amounts were determined assuming that the acquisition of Ergotron had occurred on January 1, 2010 and include the historical results of Ergotron for the year ended December 31, 2010 as well as pro forma adjustments to reflect (i) increased depreciation and amortization expense of approximately $18.3 million from the acquisition fair value adjustments, including approximately $7.0 million related to inventory fair value amortization, (ii) increased interest expense of approximately $25.3 million related to the amounts borrowed to fund the acquisition and (iii) other pro forma adjustments that the Company considered appropriate related to the acquisition of Ergotron. The approximately $2.2 million of transaction costs related to the acquisition of Ergotron for the year ended December 31, 2010 have been excluded from the unaudited pro forma net loss and basic and diluted loss per share. These pro forma amounts are not necessarily indicative of the amounts that would have been achieved had the acquisition taken place as of January 1, 2010, nor are they necessarily indicative of the results for future periods. The Company does not consider pro forma financial information for 2009 to be meaningful as a result of the Company’s adoption of fresh-start accounting in 2009.

On July 6, 2010, the Company, through its wholly-owned subsidiary, Linear LLC acquired all of the issued and outstanding membership interests of Skycam, LLC (“Luxor”) for approximately $9.1 million (utilizing approximately $7.9 million of cash and issuing an unsecured 4% subordinated note in the amount of $1.2 million due January 2012). Luxor is an on-line retailer and distributor of security cameras and digital video recorders. The acquisition of Luxor, which is included in the TECH segment, contributed approximately $4.2 million to net sales and approximately $0.2 million to operating earnings for the year ended December 31, 2010.

Pro forma results related to the Luxor acquisition have not been presented, as the effect is not significant to the Company’s consolidated operating results.

Contingent consideration of approximately $1.3 million was paid in 2010, $14.1 million was paid in 2009 and $32.7 million was paid in 2008 related to the acquisition of certain entities. The Company does not anticipate paying any further contingent consideration for completed acquisitions as of December 31, 2010.

Interim Financial Statements	9 Months Ended	12 Months Ended	9 Months Ended	12 Months Ended
	Oct. 01, 2011	Dec. 31, 2010	Oct. 02, 2010 Ergotron, Inc	Dec. 31, 2009 Ergotron, Inc	Dec. 31, 2008 Ergotron, Inc
INTERIM FINANCIAL STATEMENTS/ NATURE OF BUSINESS

(A)	BASIS OF PRESENTATION

Nortek, Inc. (“Nortek”) and all of its wholly-owned subsidiaries, collectively the “Company”, is a diversified manufacturer of innovative, branded residential and commercial building products, operating within four reporting segments (see Note E, “Segment Information”). Through these segments, the Company manufactures and sells, primarily in the United States, Canada and Europe, a wide variety of products for the remodeling and replacement markets, the residential and commercial new construction markets, the manufactured housing market and the personal and enterprise computer markets.

The Company operates on a calendar year and for its interim periods operates on a 4-4-5 fiscal calendar, where each fiscal quarter is comprised of two 4-week periods and one 5-week period, with each week ending on a Saturday. The Company’s fiscal year always begins on January 1 and ends on December 31. As a result, the Company’s first and fourth quarters may have more or less days included than a traditional 4-4-5 fiscal calendar, which consists of 91 days. The third quarters ended October 1, 2011 (“third quarter of 2011”) and October 2, 2010 (“third quarter of 2010”) each include 91 days. The first nine months ended October 1, 2011 (“first nine months of 2011”) and October 2, 2010 (“first nine months of 2010”) include 274 days and 275 days, respectively.

The accompanying unaudited condensed consolidated financial statements reflect the financial position, results of operations and cash flows of the Company after elimination of intercompany accounts and transactions, without audit and, in the opinion of management, reflect all adjustments of a normal recurring nature necessary for a fair statement of the interim periods presented. Although certain information and footnote disclosures normally included in annual financial statements prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) have been omitted, the Company believes that the disclosures included are adequate to make the information presented herein not misleading. Operating results for the third quarter and first nine months ended October 1, 2011 are not necessarily indicative of the results that may be expected for other interim periods or for the year ending December 31, 2011. Certain amounts in the prior year’s unaudited condensed consolidated financial statements have been reclassified to conform to the current period presentation, including reclassifications to other current assets, other assets, accrued expenses and taxes, net and other liabilities related to expected insurance reimbursements.

These unaudited condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements and the related notes included in the Company’s latest annual report on Form 10-K and its latest Current Reports on Form 8-K as filed with the Securities and Exchange Commission (“SEC”).

New Accounting Pronouncements

In September 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-08, Testing Goodwill for Impairment (“ASU 2011-08”), which changes the way a company completes its annual impairment review process. The provisions of this pronouncement provide an entity with the option to first assess qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. ASU 2011-08 allows an entity the option to bypass the qualitative-assessment for any reporting unit in any period and proceed directly to performing the first step of the two-step goodwill impairment test. The pronouncement does not change the current guidance for testing other indefinite-lived intangible assets for impairment. This standard is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted. The Company does not expect the adoption of ASU 2011-08 to have a material effect on its financial position or results of operations.

In June 2011, the FASB issued ASU No. 2011-05, Presentation of Comprehensive Income (“ASU 2011-05”), which will require companies to present the components of net income and other comprehensive income either in a single continuous statement or in two separate but consecutive statements. It eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders’ equity. The pronouncement does not change the current option for presenting components of other comprehensive income, gross or net of the effect of income taxes, provided that such tax effects are presented in the statement in which other comprehensive income is presented or disclosed in the notes to the financial statements. The pronouncement does not affect the calculation or reporting of earnings per share. The pronouncement also does not change the items which must be reported in other comprehensive income, how such items are measured, or when they must be reclassified to net income. This standard is effective for reporting periods beginning after December 15, 2011. Early adoption is permitted. The Company will adopt this pronouncement in the first quarter of 2012 and it will have no effect on its financial position or results of operations, but will impact the way the Company presents comprehensive income.

In May 2011, the FASB issued ASU No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”), which is intended to result in convergence between U.S. GAAP and International Financial Reporting Standards requirements for measurement of, and disclosures about, fair value. ASU 2011-04 clarifies or changes certain fair value measurement principles and enhances the disclosure requirements particularly for Level 3 fair value measurements. This pronouncement is effective for reporting periods beginning after December 15, 2011, with early adoption prohibited for public companies. The new guidance will require prospective application. The Company will adopt this pronouncement in the first quarter of 2012 and does not expect its adoption to have a material effect on its financial position or results of operations.

In December 2010, the FASB issued ASU No. 2010-29, Disclosure of Supplementary Pro Forma Information for Business Combinations (“ASU 2010-29”), which amended guidance to clarify the acquisition date that should be used for reporting pro-forma financial information for business combinations. If comparative financial statements are presented, the pro-forma revenue and earnings of the combined entity for the comparable prior reporting period should be reported as though the acquisition date for all business combinations that occurred during the current year had been completed as of the beginning of the comparable prior annual reporting period. The amendments in this guidance became effective prospectively for business combinations for which the acquisition date is on or after January 1, 2011. There was no impact on the Company’s consolidated financial results as the amendments relate only to additional disclosures.

In December 2010, the FASB issued ASU No. 2010-28, When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts (“ASU 2010-28”), which amended the guidance on goodwill impairment testing. The amendments modify Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In making that determination, an entity should consider whether there are any adverse qualitative factors indicating that impairment may exist. The amendments were effective January 1, 2011 and did not have a material impact on the Company’s consolidated financial statements.

In January 2010, the FASB issued ASU No. 2010-06, Improving Disclosures about Fair Value Measurements (“ASU 2010-06”), which establishes additional disclosure requirements for fair value measurements which the Company included in its interim and annual financial statements in 2010. Certain disclosure requirements relating to fair value measurements using significant unobservable inputs (Level 3) were deferred until January 1, 2011. These new requirements did not have an impact on the Company’s consolidated financial results or disclosure in the unaudited condensed consolidated financial statements (see Note I, “Fair Value”).

In October 2009, the FASB issued ASU No. 2009-14, Certain Revenue Arrangements that Include Software Elements (“ASU 2009-14”), which amends the scope of existing software revenue recognition accounting. Tangible products containing software components and non-software components that function together to deliver the product’s essential functionality would be scoped out of the accounting guidance on software and accounted for based on other appropriate revenue recognition guidance. This guidance must be adopted in the same period that a company adopts ASU 2009-13 described in the following paragraph. Therefore, the Company adopted this guidance on January 1, 2011. The adoption of ASU 2009-14 did not have a material impact on the Company’s consolidated financial statements.

In October 2009, the FASB issued ASU No. 2009-13, Multiple- Deliverable Revenue Arrangements (“ASU 2009-13”), which amends revenue recognition guidance for arrangements with multiple deliverables. The new guidance eliminates the residual method of revenue recognition and allows the use of management’s best estimate of selling price for individual elements of an arrangement when vendor-specific objective evidence or third-party evidence is unavailable. The Company adopted this guidance on January 1, 2011. The adoption of ASU 2009-13 did not have a material impact on the Company’s consolidated financial statements.

1.	BASIS OF PRESENTATION

Nortek, Inc. (“Nortek”) and all of its wholly-owned subsidiaries, collectively the “Company”, is a diversified manufacturer of innovative, branded residential and commercial building products, operating within four reporting segments (see Note 12, “Segment Information and Concentration of Credit Risk”). Through these segments, the Company manufactures and sells, primarily in the United States, Canada and Europe, a wide variety of products for the remodeling and replacement markets, the residential and commercial new construction markets, the manufactured housing market and the personal and enterprise computer markets.

On December 17, 2009 (the “Effective Date”), the Company emerged from bankruptcy proceedings under Chapter 11 (“Chapter 11”) of the United States Bankruptcy Code (the “Bankruptcy Code”). In connection with the Company’s emergence from bankruptcy, as discussed further in Note 2, “Reorganization under Chapter 11 and Current Capital Structure”, the Company adopted fresh-start reporting pursuant to the provisions of Accounting Standards Codification (“ASC”) 852, “Reorganization” (“ASC 852”). The Company selected December 19, 2009 as the fresh-start reporting date since it was the closest fiscal week-end to the Effective Date of December 17, 2009 and the effect of using December 19, 2009, instead of December 17, 2009, was not material to the Company’s financial condition or results of operations for the periods presented. ASC 852 requires the implementation of fresh-start reporting if the reorganization value of the assets of the entity that emerges from Chapter 11 is less than the sum of the post-petition liabilities and allowed claims, and holders of voting shares immediately before confirmation of the plan of reorganization receive less than 50 percent of the voting shares of the emerging entity. Under fresh-start reporting a new reporting entity is deemed to be created and the assets and liabilities of the entity are reflected at their fair values.

Accordingly, the consolidated financial statements for the reporting entity subsequent to emergence from Chapter 11 bankruptcy proceedings are not comparable to the consolidated financial statements for the reporting entity prior to emergence from Chapter 11 bankruptcy proceedings. References to the “Successor” refer to the Company subsequent to the fresh-start reporting date and references to the “Predecessor” refer to the Company prior to the fresh-start reporting date.

In addition, ASC 852 requires that financial statements, for periods including and subsequent to a Chapter 11 bankruptcy filing, distinguish between transactions and events that are directly associated with the reorganization proceedings and transactions and events associated with the ongoing operations of the business, as well as additional disclosures. Effective October 21, 2009, expenses, gains and losses directly associated with the reorganization proceedings are reported as gain on reorganization items, net in the accompanying consolidated statement of operations for the Predecessor period from January 1, 2009 to December 19, 2009. The “Company,” when used in reference to the period subsequent to emergence from Chapter 11 bankruptcy proceedings, refers to the Successor, and when used in reference to periods prior to emergence from Chapter 11 bankruptcy proceedings, refers to the Predecessor. In addition, results for the period from December 20, 2009 to December 31, 2009 are referred to as the “2009 Successor Period”, and results for the period from January 1, 2009 to December 19, 2009 are referred to as the “2009 Predecessor Period”. For further information regarding the Company’s filing under and emergence from Chapter 11 bankruptcy proceedings and the adoption of fresh-start accounting, see Note 2, “Reorganization Under Chapter 11 and Current Capital Structure”, and Note 3, “Fresh-Start Accounting (Restated)”.

The accompanying Successor and Predecessor consolidated financial statements reflect the financial position, results of operations and cash flows of Nortek and all of its wholly-owned subsidiaries after elimination of intercompany accounts and transactions. Certain amounts in the prior years’ consolidated financial statements have been reclassified to conform to the current year presentation. For the year ended December 31, 2010, this includes reclassifications to other current assets, other assets, accrued expenses and taxes, net and other liabilities related to expected insurance reimbursements. The Company believes that these reclassifications were not material to the consolidated financial statements at December 31, 2010 and accordingly, has not reclassified the balance sheet as of December 31, 2009.

NOTE A —	INTERIM FINANCIAL STATEMENTS

Ergotron, Inc. (“Ergotron” or the “Company”) designs and manufactures digital display and computer mounting solutions including wall and desk mount arms, desk stands, powered and non-powered mobile carts, pivots and vertical lifts. The Company has manufacturing and warehouse facilities in Minnesota, the Netherlands and the Peoples Republic of China, with sales offices, channel distribution partners and customers throughout the world. Ergotron’s core products are designed with patented Constant Force (CFtm) lift-and-pivot motion technology, and require less user effort to achieve more motion. Ergotron is a global company focused on channel distribution, consumer, and original equipment manufacturer (OEM) business.

The accompanying unaudited condensed consolidated financial statements reflect the financial position, results of operations and cash flows of the Company after elimination of intercompany accounts and transactions, without audit and, in the opinion of management, reflect all adjustments of a normal recurring nature for a fair statement of the interim periods presented. Although certain information and footnote disclosures normally included in annual financial statements prepared in accordance with U.S. generally accepted accounting principles have been omitted, the Company believes that the disclosures included are adequate to make the information presented herein not misleading. Operating results for the nine months ended October 2, 2010 are not necessarily indicative of the results that may be expected for other interim periods or for the year ending December 31, 2010.

Total comprehensive income was $14,184,051 and $8,245,043 for the nine months ended October 2, 2010 and October 3, 2009, respectively.

On December 17, 2010, Nortek, Inc. (“Nortek”) acquired all of the outstanding stock of the Company. The acquisition of the Company was significant to Nortek under Article 3-05 of Regulation S-X of the Securities and Exchange Commission’s (“SEC”) rules and regulations (“Rule 3-05”). In addition, the U.S. operations of the Company guarantee Nortek’s 8.5% Senior Notes due 2021 (“8.5% Notes”), which are being registered under this registration statement. As such, the Company is considered to be a recently acquired subsidiary guarantor under Article 3-10(g) of Regulation S-X of the SEC’s rules and regulations (“Rule 3-10(g)”). Accordingly, these unaudited condensed consolidated financial statements of the Company as of October 2, 2010 and for the nine months ended October 2, 2010 and October 3, 2009 are included in this registration statement to satisfy Nortek’s requirements under Rule 3-05 and Rule 3-10(g).

It is suggested that these unaudited condensed consolidated financial statements be read in conjunction with the audited consolidated financial statements and the related notes included elsewhere in this registration statement.

The Company has evaluated subsequent events through the acquisition date of December 17, 2010.

NOTE A —	NATURE OF BUSINESS

Ergotron, Inc. (“Ergotron” or the “Company”) designs and manufactures digital display and computer mounting solutions including wall and desk mount arms, desk stands, powered and non-powered mobile carts, pivots and vertical lifts. The Company has manufacturing and warehouse facilities in Minnesota, the Netherlands and the Peoples Republic of China, with sales offices, channel distribution partners and customers throughout the world. Ergotron’s core products are designed with patented Constant Force (CFtm) lift-and-pivot motion technology, and require less user effort to achieve more motion. Ergotron is a global company focused on channel distribution, consumer, and original equipment manufacturer (OEM) business.

NOTE A —	NATURE OF BUSINESS

Ergotron, Inc. (“Ergotron” or the “Company”) designs and manufactures digital display and computer mounting solutions including wall and desk mount arms, desk stands, powered and non-powered mobile carts, pivots and vertical lifts. The Company has manufacturing and warehouse facilities in Minnesota, the Netherlands and the Peoples Republic of China, with sales offices, channel distribution partners and customers throughout the world. Ergotron’s core products are designed with patented Constant Force (CFtm) lift-and-pivot motion technology, and require less user effort to achieve more motion. Ergotron is a global company focused on channel distribution, consumer, and original equipment manufacturer (OEM) business.

Reorganization Under Chapter 11 and Current Capital Structure	12 Months Ended
Dec. 31, 2010
Reorganization Under Chapter 11 and Current Capital Structure [Abstract]
REORGANIZATION UNDER CHAPTER 11 AND CURRENT CAPITAL STRUCTURE

2.	REORGANIZATION UNDER CHAPTER 11 AND CURRENT CAPITAL STRUCTURE

On December 17, 2009, the Company successfully emerged from bankruptcy as a reorganized company after voluntarily filing for bankruptcy on October 21, 2009 with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), pursuant to prepackaged plans of reorganization (the “Reorganization”). The purpose of the Reorganization was to reorganize the Company’s capital structure while allowing it to continue to operate its business. The Reorganization was necessary because it was determined that the Company would be unable to operate its business and meet its debt obligations under its pre-Reorganization capital structure.

As a result of the Reorganization, approximately $1.3 billion of debt was eliminated. On December 29, 2009, the Bankruptcy Court closed the bankruptcy cases for Nortek’s subsidiaries and on March 31, 2010 closed the bankruptcy case for Nortek. On December 17, 2009 (the “Effective Date”), the Company emerged from bankruptcy as a reorganized company with a new capital structure.

The Company’s capital structure at December 31, 2010 consists of the following:

•	ABL Facility. In December 2010, the Company amended and restated its $300.0 million asset-based revolving credit facility (the “ABL Facility”) to, among other things, lower the interest rates payable by the Company and amend certain provisions to provide Nortek with more flexibility.

•	10% Senior Unsecured Notes due 2018. In November 2010, the Company issued a total principal amount of $250.0 million in 10% Senior Unsecured Notes due 2018 (the “10% Notes”) to initial purchasers who then resold the 10% Notes to certain institutional investors.

•	11% Senior Secured Notes due 2013. On the Effective Date, the Company issued a total principal amount of $753.3 million in 11% Senior Secured Notes due 2013 (the “11% Notes”) to certain of its pre-Reorganization creditors.

•	Common Stock and Warrants. On the Effective Date, the Company issued 15,000,000 shares of common stock, par value $0.01 per share and issued warrants that may be exercised for a period of five years to purchase 789,474 shares of common stock at an exercise price of $52.80 per share to certain of its pre-Reorganization creditors, including certain of its directors and executive officers.

•	Restricted Stock. On the Effective Date, the Company granted 710,731 shares of restricted common stock. In addition, during 2010 the Company issued 2,000 shares of restricted stock and 11,750 shares of restricted stock were forfeited. These shares were issued to certain of the Company’s executive officers and are eligible to vest in annual installments based upon the achievement of specified levels of adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”), as defined in the applicable award agreement, for each of the Company’s 2010, 2011, 2012 and 2013 fiscal years.

•	Options to Purchase Common Stock. On the Effective Date, the Company granted options to purchase 710,731 shares of common stock each at an exercise price of $17.50 per share. In addition, during 2010 the Company granted options to purchase 92,000 shares of common stock at exercise prices ranging from $17.50 to $41.00 and options to purchase 21,750 shares of common stock were forfeited. These stock options were issued to certain of the Company’s executive officers and directors and vest at the rate of 20% on each anniversary of the grant date, beginning with the first anniversary of the grant date, with 100% vesting upon the fifth anniversary of the grant date, and, unless terminated earlier, expire on the tenth anniversary of the grant date.

For further information regarding the 11% Notes, 10% Notes and ABL Facility, see Note 8, “Notes, Mortgage Notes and Obligations Payable”. For further information regarding the Company’s restricted stock and options to purchase common stock, see Note 9, “Share-Based Compensation”.

Cancellation of Certain Pre-Petition Obligations

Under the Prepackaged Plans, the Company’s pre-petition equity and certain of its debt and other obligations were cancelled and extinguished, as follows:

•	The Predecessor’s common stock was extinguished, and no distributions were made to the Predecessor’s former shareholders;

•	The Predecessor’s 10% Notes, 8 1/2% Notes and 9 7/8% Notes were cancelled, and the indentures governing such debt securities were terminated (other than for purposes of allowing holders of each of the notes to receive distributions under the Prepackaged Plans and allowing the trustees to exercise certain rights);

•	The Predecessor’s pre-petition five-year $350.0 million senior secured asset-based revolving credit facility (the “Predecessor ABL Facility”) was paid in full and terminated; and

•	The Predecessor’s net intercompany accounts with its former parent entities were cancelled.

For further information regarding the resolution of the Company’s pre-petition liabilities in accordance with the Prepackaged Plans, see Note 3, “Fresh-Start Accounting (Restated) — Liabilities Subject to Compromise”, and Note 8, “Notes, Mortgage Notes and Obligations Payable”.

Fresh-Start Accounting (Restated)	12 Months Ended
Dec. 31, 2010
Fresh-Start Accounting (Restated) [Abstract]
FRESH-START ACCOUNTING (RESTATED)

3.	FRESH-START ACCOUNTING (RESTATED)

The Company has restated its previously issued financial statements to reflect a change in the presentation of the cancellation of Predecessor stockholders’ investment (deficit) resulting from the Company’s emergence from bankruptcy and the application of fresh-start accounting. The restatement reduced the gain on reorganization items, net in the accompanying consolidated statement of operations for the Predecessor period from January 1, 2009 to December 19, 2009 by approximately $416.8 million and reduced net (loss) earnings by the same amount for such period. The amounts in these consolidated financial statements reflect this restatement. As all Predecessor stockholders’ investment (deficit) was eliminated as a result of applying fresh-start accounting, neither the closing balance sheet of the Predecessor nor the opening balance sheet of the Successor were impacted by the restatement. Further, the restatement did not impact the Predecessor’s previously reported net cash provided by operating activities, or net cash used in investing or financing activities.

The following table shows the impact of the restatement on the statement of operations for the Predecessor period from January 1, 2009 to December 19, 2009:

	As
	Previously
	Reported	Adjustment	As Restated
	(Amounts in millions)

Gain on reorganization items, net	$1,035.9	$(416.8)	$619.1
Earnings before provision for income taxes	697.1	(416.8)	280.3
Net earnings	612.1	(416.8)	195.3

The consolidated statement of stockholders’ investment (deficit) for the Predecessor period from January 1, 2009 to December 19, 2009 has been revised to reflect the presentation of the cancellation of Predecessor equity as a credit to (accumulated deficit) retained earnings, impacting the amounts reported as net earnings and elimination of Predecessor stockholders’ investment (deficit) in this statement. Additionally, comprehensive income decreased by approximately $416.8 million to approximately $208.1 million from the previously reported amount of approximately $624.9 million as a result of the reduction in net earnings.

The restatement did not impact the Successor’s consolidated financial statements.

Reorganization Value

The Bankruptcy Court confirmed the Prepackaged Plans that included a range of enterprise values from $1.0 billion to $1.3 billion (the “Enterprise Value Range”) and a range of reorganized equity values from $172.0 million to $472.0 million (the “Equity Value Range”), as set forth in the disclosure statement relating to the Prepackaged Plans (the “Disclosure Statement”). The Enterprise Value Range was determined using a combination of three valuation methodologies, which included (i) comparable public company analysis, (ii) precedent transaction analysis and (iii) discounted cash flow analysis, to arrive at the overall Enterprise Value Range included in the Disclosure Statement. The Equity Value Range was determined by deducting the projected fair value of the Successor’s debt as of the Effective Date from the Enterprise Value Range to arrive at the overall Equity Value Range included in the Disclosure Statement.

The comparable public company analysis examined the value of comparable companies as a multiple of their key operating statistics and then applied a range of multiples to the projected 2009 and 2010 EBITDA of the Company, which were determined to be the most relevant operating statistics for analyzing the comparable companies. The range of multiples applied to 2009 EBITDA was 7.0x to 9.0x and for 2010 EBITDA was 6.0x to 8.0x. A key factor to the public company analysis was the selection of companies with relatively similar business and operational characteristics to the Company. The criteria for selecting comparable companies included, among other relevant characteristics, lines of business, key business drivers, growth prospects, maturity of businesses, market presence and brands, size and scale of operations.

The precedent transaction analysis estimated enterprise value by examining public merger and acquisition transactions that involve companies similar to Nortek. An analysis of the disclosed purchase price as a multiple of various operating statistics determined industry acquisition multiples for companies in similar lines of business to the Company. The transaction multiples were calculated based on the purchase price, including any debt assumed, paid to acquire companies that were comparable to the Company. The precedent transaction analysis used multiples based on the latest twelve months (“LTM”) EBITDA for analyzing the group of precedent transactions. The derived multiples were then applied to the Company’s LTM EBITDA to perform the precedent transaction analysis. The transaction multiples used ranged from 6.6x to 8.3x.

The discounted cash flow analysis discounted the expected future cash flows by a discount rate that was determined by estimating the average cost of debt and equity for the Company based upon the analysis of similar publicly traded companies. The discount rates used ranged from 13.0% to 15.0%. The discounted cash flow analysis included two components to the valuation. The first component was the calculation of the present value of the projected un-levered after-tax free cash flows for the years ending December 31, 2009 through December 31, 2014 and the second component was the present value of the terminal value of the cash flows, which was estimated by (i) assuming a perpetuity growth rate, which ranged from 2.0% to 4.0%, for the cash flows beyond the projection period or (ii) applying a terminal EBITDA multiple, which ranged from 6.0x to 8.0x, to the final period cash flows.

The Enterprise Value Range and Equity Value Range submitted to the Bankruptcy Court in the Disclosure Statement on October 21, 2009 were based on a variety of estimates and assumptions, including the projections of both EBITDA and free cash flow for future periods, EBITDA multiples, discount rates and terminal growth rates, among others. The Company considered the estimates and assumptions used to be reasonable although they are inherently subject to uncertainty and a wide variety of significant business, economic and competitive risks beyond the Company’s control. In addition, had the Company used different estimates and assumptions, such different estimates and assumptions may have resulted in a material change to the Enterprise Value Range and the Equity Value Range. Accordingly, there can be no assurance that the estimates, assumptions and financial projections used to determine the Enterprise Value Range and the Equity Value Range will be realized and the actual results could be materially different.

The Company determined the reorganization value in accordance with fresh-start accounting under ASC 852 as follows:

(Amounts in millions)

Enterprise Value attributed to Nortek	$1,000.0
Plus: Estimated excess cash at Effective Date (excluding approximately $45.0 million used to repay the Predecessor ABL Facility at emergence)	61.2
Liabilities (excluding debt)	582.2

Reorganization value at Effective Date	1,643.4
Less: the 11% Notes	(753.3)
the ABL Facility	(90.0)
Subsidiary debt	(45.9)
Liabilities (excluding debt)	(582.2)

Equity Value of the New Common Stock	$172.0

Based on the general economic and market conditions in place as of the Effective Date and the above analysis, the Company determined that the low end of the Enterprise Value Range and Equity Value Range were the appropriate values to use in the determination of reorganization value. The Company used $45.0 million of available cash and $90.0 million borrowed under the ABL Facility to repay the Predecessor ABL Facility on the Effective Date. The Company estimated that an additional $61.2 million of excess cash would have been available for further debt reduction and therefore should be included in the determination of the reorganization value.

Adoption of Fresh-Start Accounting

Fresh-start accounting requires adjusting the historical net book value of assets and liabilities to fair value in accordance with ASC 805, “Business Combinations” (“ASC 805”). The Company’s estimates of fair value are inherently subject to significant uncertainties and contingencies beyond the Company’s reasonable control. Accordingly, there can be no assurance that the estimates, assumptions, valuations, appraisals and financial projections will be realized, and actual results could vary materially. If additional information becomes available related to the estimates used in determining the fair values, including those used in determining the fair values of long-lived assets, liabilities and income taxes, such information could impact the allocations of fair value included in the Successor’s balance sheet as of December 20, 2009.

The excess of reorganization value over the fair value of tangible and identifiable intangible assets was recorded as goodwill. Liabilities existing as of the Effective Date, other than deferred taxes, were recorded at their estimated fair value. Deferred taxes were determined in conformity with applicable income tax accounting standards. Predecessor accumulated depreciation, accumulated amortization, retained deficit, common stock and accumulated other comprehensive loss were eliminated.

Adjustments recorded to the Predecessor balance sheet as of December 19, 2009 resulting from the consummation of the Prepackaged Plans, and the adoption of fresh-start accounting, are summarized below:

	Predecessor	Reorganization		Fresh Start	Successor
	Dec. 19, 2009	Adjustments(a)		Adjustments(h)	Dec. 20, 2009
	(Amounts in millions)

ASSETS:
Current Assets:
Unrestricted cash and cash equivalents	$137.8	$(51.1)	(b)	$—	$86.7
Restricted cash	1.9	—		—	1.9
Accounts receivable, less allowances	262.3	—		—	262.3
Inventories	251.4	—		30.2	281.6
Prepaid expenses	18.6	—		—	18.6
Other current assets	16.1	—		—	16.1
Prepaid income taxes	10.4	—		15.2	25.6

Total current assets	698.5	(51.1)		45.4	692.8

Total property and equipment, net	191.8	—		53.4	245.2

Goodwill	528.8	—		(374.0)	154.8	(i	)
Intangible assets, less accumulated amortization	112.7	—		425.3	538.0
Deferred debt expense	8.7	(4.6)	(b),(c)	—	4.1
Restricted investments and marketable securities	2.4	—		—	2.4
Other assets	6.1	—		—	6.1

	658.7	(4.6)		51.3	705.4

Total Assets	$1,549.0	$(55.7)		$150.1	$1,643.4

LIABILITIES AND STOCKHOLDERS’ INVESTMENT (DEFICIT)
Current Liabilities:
Notes payable and other short-term obligations	$152.3	$(135.0)	(b)	$—	$17.3
Current maturities of long-term debt	7.4	25.0	(b)	—	32.4
Long-term debt	4.1	—		—	4.1
Accounts payable	137.5	—		—	137.5
Accrued expenses and taxes, net	180.2	(2.0)	(b)	—	178.2

	481.5	(112.0)		—	369.5

Other Liabilities:
Deferred income taxes	27.9	—		86.2	114.1
Other long-term liabilities	145.8	—		6.6	152.4

	173.7	—		92.8	266.5

Notes, Mortgage Notes and Obligations
Payable, Less Current Maturities	19.6	818.3	(b),(d)	(2.5)	835.4

Liabilities subject to compromise	1,465.2	(1,465.2)	(d)	—	—

Stockholders’ Investment (Deficit)
Successor common stock	—	0.1	(d),(e)	—	0.1
Successor additional paid-in capital	—	171.9	(d),(e)	—	171.9
Predecessor common stock	—	—		—	—
Predecessor additional paid-in capital	416.8	(416.8)	(f)	—	—
Accumulated deficit	(996.2)	948.0	(g)	48.2	—
Accumulated other comprehensive income (loss)	(11.6)	—		11.6	—

Total stockholders’ investment (deficit)	(591.0)	703.2		59.8	172.0

Total Liabilities and Stockholders’ Investment (Deficit)	$1,549.0	$(55.7)		$150.1	$1,643.4

(a)	Represents amounts recorded as of the Effective Date for the consummation of the Prepackaged Plans, including the settlement of liabilities subject to compromise, the satisfaction of the Predecessor ABL Facility, the incurrence of new indebtedness, the issuance of the New Common Stock, and the cancellation of the Predecessor common stock.

(b)	This adjustment reflects the net cash payments recorded as of the Effective Date as follows:

(Amounts in millions)

Borrowings under the ABL Facility	$90.0
Less: Debt issuance costs	(4.1)

Net proceeds from the ABL Facility	85.9
Repayment of Predecessor ABL Facility, including principal and accrued interest	(137.0)

$(51.1)

Subsequent to December 19, 2009, the Company voluntarily repaid $25.0 million of outstanding borrowings under the ABL Facility and accordingly, has classified such amount as current in the December 19, 2009 Successor balance sheet.

(c)	Adjustments to deferred debt expense consist of the following:

(Amounts in millions)

Elimination of deferred debt expense related to the Predecessor ABL Facility	$(8.7)
Deferred debt expense related to the ABL Facility (see (b) above)	4.1

$(4.6)

(d)	This adjustment reflects the settlement of liabilities subject to compromise (see “Liabilities Subject to Compromise” below).

(Amounts in millions)

Settlement of liabilities subject to compromise(1)	$(1,465.2)
Issuance of the 11% Notes	753.3
Issuance of the New Common Stock(2)	172.0

Gain on settlement of liabilities subject to compromise	$(539.9)

1)	See “Liabilities Subject to Compromise” below for further details.

2)	See (g) below for a reconciliation of the reorganization value to the value of the New Common Stock (including additional paid in capital).

e)	A reconciliation of the reorganization value to the value of the New Common Stock (including additional paid in capital) as of the Effective Date, which is based on the low end of the Enterprise Value Range and Equity Value Range included in the Disclosure Statement, is as follows:

(Amounts in millions)

Enterprise Value attributed to Nortek	$1,000.0
Plus: Estimated excess cash at Effective Date (excluding approximately $45.0 million used to repay the Predecessor ABL Facility at emergence)	61.2
Liabilities (excluding debt)	582.2

Reorganization value at Effective Date	1,643.4
Less: the 11% Notes	(753.3)
the ABL Facility	(90.0)
Subsidiary debt	(45.9)
Liabilities (excluding debt)	(582.2)

Equity value of the New Common Stock	$172.0

f)	This adjustment reflects the cancellation of the Predecessor’s common stock.

g)	This adjustment reflects the cumulative impact of the reorganization adjustments discussed above:

(Amounts in millions)

Gain on settlement of liabilities subject to compromise	$539.9
Cancellation of Predecessor common stock (see (f) above)	416.8
Elimination of unamortized deferred debt expense (see (c) above)	(8.7)

$948.0

h)	Represents the adjustment of assets and liabilities to fair value, or other measurement as specified by ASC 805, in conjunction with the adoption of fresh-start accounting. Significant adjustments are summarized below:

(Amounts in millions)

Elimination of Predecessor goodwill	$(528.8)
Successor goodwill (see (i) below)	154.8
Elimination of Predecessor intangible assets	(112.7)
Successor intangible assets(1)	538.0
Inventory adjustment(2)	30.2
Property and equipment, net adjustment(3)	53.4
Other fair value adjustments, net(4)	0.4
Elimination of Predecessor accumulated other comprehensive loss (excluding deferred tax portion)	(4.3)

Pre-tax gain on fresh-start accounting adjustments	131.0
Tax provision related to fresh-start accounting adjustments(5)	(82.8)

Net gain on fresh-start accounting adjustments	$48.2

1)	Intangible assets — This adjustment reflects the fair value of intangible assets determined as of the Effective Date. Fair value amounts were estimated based, in part, on third party valuations. For further information on the valuation of intangible assets, see Note 4, “Summary of Significant Accounting Policies”.

2)	Inventory — This amount adjusts inventory to fair value as of the Effective Date. Raw materials were valued at current replacement cost, work-in-process was valued at estimated finished goods selling price less estimated disposal costs, completion costs and a reasonable profit allowance for completion and selling effort. Finished goods were valued at estimated selling price less estimated disposal costs and a reasonable profit allowance for selling effort. In addition, all LIFO inventory reserves were eliminated.

3)	Property, plant and equipment — This amount adjusts property and equipment, net to fair value as of the Effective Date, giving consideration to the highest and best use of the assets. Fair value amounts were estimated based, in part, on third party valuations. Key assumptions used in the appraisals were based on a combination of income, market and cost approaches, as appropriate.

4)	Net adjustment to record operating leases and debt at fair value.

5)	Calculated as follows:

(Amounts in millions)

Increase in prepaid income taxes	$(15.2)
Increase in deferred income taxes	86.2
Increase in long-term tax liability	4.5
Deferred tax portion of accumulated other comprehensive loss	7.3

Tax provision related to fresh-start accounting	$82.8

The increases in the prepaid income taxes and deferred income taxes represent the deferred income tax consequences of the fresh-start accounting adjustments, including the impact of the basis difference between tax deductible and book goodwill, and the elimination of certain deferred tax valuation allowances that are no longer required due to the overall increase in net deferred tax liabilities as a result of the fresh-start adjustments. The increase in the long-term tax liability reflects the impact of fresh-start accounting on required tax reserves. The deferred tax portion of the accumulated other comprehensive loss reflects the elimination of deferred taxes on pension adjustments included in accumulated other comprehensive loss in connection with fresh-start accounting.

i)	A reconciliation of the reorganization value of the Successor assets and goodwill is shown below:

(Amounts in millions)

Reorganization value	$1,643.4
Less: Successor assets (excluding goodwill and after giving effect to fresh-start accounting adjustments)	(1,488.6)

Reorganization value of Successor assets in excess of fair value — Successor goodwill	$154.8

Liabilities Subject to Compromise

Certain pre-petition liabilities were subject to compromise or other treatment under the Prepackaged Plans and were reported at amounts allowed or expected to be allowed by the Bankruptcy Court. These claims were resolved and satisfied as of the Effective Date. A summary of liabilities subject to compromise reflected in the Predecessor consolidated balance sheet as of December 19, 2009, is shown below:

(Amounts in millions)

Predecessor — December 19, 2009
Debt subject to compromise:
Predecessor 10% Notes	$750.0
8 1/2% Notes	625.0
9 7/8% Notes	10.0
Accrued interest	37.2
Intercompany account with affiliates, net	43.0

Liabilities subject to compromise	$1,465.2

Gain on Reorganization Items, net

In conjunction with the Company’s emergence from bankruptcy in 2009, the Company recorded a pre-tax gain on reorganization items, net of approximately $619.1 million related to its reorganization proceedings and the impact of adopting fresh-start accounting. A summary of this net pre-tax gain for the 2009 Predecessor Period is as follows:

(Amounts in millions)

Pre-tax reorganization items:
Gain on settlement of liabilities subject to compromise	$539.9
Elimination of Predecessor deferred debt expense and debt discount	(33.9)
Elimination of deferred debt expense related to the Predecessor ABL Facility	(8.7)

497.3
Post-petition professional fees and other reorganization costs	(9.2)

488.1
Non-cash pre-tax fresh-start accounting adjustments	131.0

Pre-tax gain on Reorganization Items, net	$619.1

Contractual Interest Expense

The Company recorded post-petition interest on pre-petition obligations only to the extent it believed the interest would be paid during the bankruptcy proceedings or that it was probable that the interest would be an allowed claim. Had the Company recorded interest expense based on all of the pre-petition contractual obligations, interest expense would have increased by approximately $10.3 million for the 2009 Predecessor Period.

Nature of Business	9 Months Ended	12 Months Ended	9 Months Ended	12 Months Ended
	Oct. 01, 2011	Dec. 31, 2010	Oct. 02, 2010 Ergotron, Inc	Dec. 31, 2009 Ergotron, Inc	Dec. 31, 2008 Ergotron, Inc
INTERIM FINANCIAL STATEMENTS/ NATURE OF BUSINESS

(A)	BASIS OF PRESENTATION

Nortek, Inc. (“Nortek”) and all of its wholly-owned subsidiaries, collectively the “Company”, is a diversified manufacturer of innovative, branded residential and commercial building products, operating within four reporting segments (see Note E, “Segment Information”). Through these segments, the Company manufactures and sells, primarily in the United States, Canada and Europe, a wide variety of products for the remodeling and replacement markets, the residential and commercial new construction markets, the manufactured housing market and the personal and enterprise computer markets.

The Company operates on a calendar year and for its interim periods operates on a 4-4-5 fiscal calendar, where each fiscal quarter is comprised of two 4-week periods and one 5-week period, with each week ending on a Saturday. The Company’s fiscal year always begins on January 1 and ends on December 31. As a result, the Company’s first and fourth quarters may have more or less days included than a traditional 4-4-5 fiscal calendar, which consists of 91 days. The third quarters ended October 1, 2011 (“third quarter of 2011”) and October 2, 2010 (“third quarter of 2010”) each include 91 days. The first nine months ended October 1, 2011 (“first nine months of 2011”) and October 2, 2010 (“first nine months of 2010”) include 274 days and 275 days, respectively.

The accompanying unaudited condensed consolidated financial statements reflect the financial position, results of operations and cash flows of the Company after elimination of intercompany accounts and transactions, without audit and, in the opinion of management, reflect all adjustments of a normal recurring nature necessary for a fair statement of the interim periods presented. Although certain information and footnote disclosures normally included in annual financial statements prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) have been omitted, the Company believes that the disclosures included are adequate to make the information presented herein not misleading. Operating results for the third quarter and first nine months ended October 1, 2011 are not necessarily indicative of the results that may be expected for other interim periods or for the year ending December 31, 2011. Certain amounts in the prior year’s unaudited condensed consolidated financial statements have been reclassified to conform to the current period presentation, including reclassifications to other current assets, other assets, accrued expenses and taxes, net and other liabilities related to expected insurance reimbursements.

These unaudited condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements and the related notes included in the Company’s latest annual report on Form 10-K and its latest Current Reports on Form 8-K as filed with the Securities and Exchange Commission (“SEC”).

New Accounting Pronouncements

In September 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-08, Testing Goodwill for Impairment (“ASU 2011-08”), which changes the way a company completes its annual impairment review process. The provisions of this pronouncement provide an entity with the option to first assess qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. ASU 2011-08 allows an entity the option to bypass the qualitative-assessment for any reporting unit in any period and proceed directly to performing the first step of the two-step goodwill impairment test. The pronouncement does not change the current guidance for testing other indefinite-lived intangible assets for impairment. This standard is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted. The Company does not expect the adoption of ASU 2011-08 to have a material effect on its financial position or results of operations.

In June 2011, the FASB issued ASU No. 2011-05, Presentation of Comprehensive Income (“ASU 2011-05”), which will require companies to present the components of net income and other comprehensive income either in a single continuous statement or in two separate but consecutive statements. It eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders’ equity. The pronouncement does not change the current option for presenting components of other comprehensive income, gross or net of the effect of income taxes, provided that such tax effects are presented in the statement in which other comprehensive income is presented or disclosed in the notes to the financial statements. The pronouncement does not affect the calculation or reporting of earnings per share. The pronouncement also does not change the items which must be reported in other comprehensive income, how such items are measured, or when they must be reclassified to net income. This standard is effective for reporting periods beginning after December 15, 2011. Early adoption is permitted. The Company will adopt this pronouncement in the first quarter of 2012 and it will have no effect on its financial position or results of operations, but will impact the way the Company presents comprehensive income.

In May 2011, the FASB issued ASU No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”), which is intended to result in convergence between U.S. GAAP and International Financial Reporting Standards requirements for measurement of, and disclosures about, fair value. ASU 2011-04 clarifies or changes certain fair value measurement principles and enhances the disclosure requirements particularly for Level 3 fair value measurements. This pronouncement is effective for reporting periods beginning after December 15, 2011, with early adoption prohibited for public companies. The new guidance will require prospective application. The Company will adopt this pronouncement in the first quarter of 2012 and does not expect its adoption to have a material effect on its financial position or results of operations.

In December 2010, the FASB issued ASU No. 2010-29, Disclosure of Supplementary Pro Forma Information for Business Combinations (“ASU 2010-29”), which amended guidance to clarify the acquisition date that should be used for reporting pro-forma financial information for business combinations. If comparative financial statements are presented, the pro-forma revenue and earnings of the combined entity for the comparable prior reporting period should be reported as though the acquisition date for all business combinations that occurred during the current year had been completed as of the beginning of the comparable prior annual reporting period. The amendments in this guidance became effective prospectively for business combinations for which the acquisition date is on or after January 1, 2011. There was no impact on the Company’s consolidated financial results as the amendments relate only to additional disclosures.

In December 2010, the FASB issued ASU No. 2010-28, When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts (“ASU 2010-28”), which amended the guidance on goodwill impairment testing. The amendments modify Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In making that determination, an entity should consider whether there are any adverse qualitative factors indicating that impairment may exist. The amendments were effective January 1, 2011 and did not have a material impact on the Company’s consolidated financial statements.

In January 2010, the FASB issued ASU No. 2010-06, Improving Disclosures about Fair Value Measurements (“ASU 2010-06”), which establishes additional disclosure requirements for fair value measurements which the Company included in its interim and annual financial statements in 2010. Certain disclosure requirements relating to fair value measurements using significant unobservable inputs (Level 3) were deferred until January 1, 2011. These new requirements did not have an impact on the Company’s consolidated financial results or disclosure in the unaudited condensed consolidated financial statements (see Note I, “Fair Value”).

In October 2009, the FASB issued ASU No. 2009-14, Certain Revenue Arrangements that Include Software Elements (“ASU 2009-14”), which amends the scope of existing software revenue recognition accounting. Tangible products containing software components and non-software components that function together to deliver the product’s essential functionality would be scoped out of the accounting guidance on software and accounted for based on other appropriate revenue recognition guidance. This guidance must be adopted in the same period that a company adopts ASU 2009-13 described in the following paragraph. Therefore, the Company adopted this guidance on January 1, 2011. The adoption of ASU 2009-14 did not have a material impact on the Company’s consolidated financial statements.

In October 2009, the FASB issued ASU No. 2009-13, Multiple- Deliverable Revenue Arrangements (“ASU 2009-13”), which amends revenue recognition guidance for arrangements with multiple deliverables. The new guidance eliminates the residual method of revenue recognition and allows the use of management’s best estimate of selling price for individual elements of an arrangement when vendor-specific objective evidence or third-party evidence is unavailable. The Company adopted this guidance on January 1, 2011. The adoption of ASU 2009-13 did not have a material impact on the Company’s consolidated financial statements.

1.	BASIS OF PRESENTATION

Nortek, Inc. (“Nortek”) and all of its wholly-owned subsidiaries, collectively the “Company”, is a diversified manufacturer of innovative, branded residential and commercial building products, operating within four reporting segments (see Note 12, “Segment Information and Concentration of Credit Risk”). Through these segments, the Company manufactures and sells, primarily in the United States, Canada and Europe, a wide variety of products for the remodeling and replacement markets, the residential and commercial new construction markets, the manufactured housing market and the personal and enterprise computer markets.

On December 17, 2009 (the “Effective Date”), the Company emerged from bankruptcy proceedings under Chapter 11 (“Chapter 11”) of the United States Bankruptcy Code (the “Bankruptcy Code”). In connection with the Company’s emergence from bankruptcy, as discussed further in Note 2, “Reorganization under Chapter 11 and Current Capital Structure”, the Company adopted fresh-start reporting pursuant to the provisions of Accounting Standards Codification (“ASC”) 852, “Reorganization” (“ASC 852”). The Company selected December 19, 2009 as the fresh-start reporting date since it was the closest fiscal week-end to the Effective Date of December 17, 2009 and the effect of using December 19, 2009, instead of December 17, 2009, was not material to the Company’s financial condition or results of operations for the periods presented. ASC 852 requires the implementation of fresh-start reporting if the reorganization value of the assets of the entity that emerges from Chapter 11 is less than the sum of the post-petition liabilities and allowed claims, and holders of voting shares immediately before confirmation of the plan of reorganization receive less than 50 percent of the voting shares of the emerging entity. Under fresh-start reporting a new reporting entity is deemed to be created and the assets and liabilities of the entity are reflected at their fair values.

Accordingly, the consolidated financial statements for the reporting entity subsequent to emergence from Chapter 11 bankruptcy proceedings are not comparable to the consolidated financial statements for the reporting entity prior to emergence from Chapter 11 bankruptcy proceedings. References to the “Successor” refer to the Company subsequent to the fresh-start reporting date and references to the “Predecessor” refer to the Company prior to the fresh-start reporting date.

In addition, ASC 852 requires that financial statements, for periods including and subsequent to a Chapter 11 bankruptcy filing, distinguish between transactions and events that are directly associated with the reorganization proceedings and transactions and events associated with the ongoing operations of the business, as well as additional disclosures. Effective October 21, 2009, expenses, gains and losses directly associated with the reorganization proceedings are reported as gain on reorganization items, net in the accompanying consolidated statement of operations for the Predecessor period from January 1, 2009 to December 19, 2009. The “Company,” when used in reference to the period subsequent to emergence from Chapter 11 bankruptcy proceedings, refers to the Successor, and when used in reference to periods prior to emergence from Chapter 11 bankruptcy proceedings, refers to the Predecessor. In addition, results for the period from December 20, 2009 to December 31, 2009 are referred to as the “2009 Successor Period”, and results for the period from January 1, 2009 to December 19, 2009 are referred to as the “2009 Predecessor Period”. For further information regarding the Company’s filing under and emergence from Chapter 11 bankruptcy proceedings and the adoption of fresh-start accounting, see Note 2, “Reorganization Under Chapter 11 and Current Capital Structure”, and Note 3, “Fresh-Start Accounting (Restated)”.

The accompanying Successor and Predecessor consolidated financial statements reflect the financial position, results of operations and cash flows of Nortek and all of its wholly-owned subsidiaries after elimination of intercompany accounts and transactions. Certain amounts in the prior years’ consolidated financial statements have been reclassified to conform to the current year presentation. For the year ended December 31, 2010, this includes reclassifications to other current assets, other assets, accrued expenses and taxes, net and other liabilities related to expected insurance reimbursements. The Company believes that these reclassifications were not material to the consolidated financial statements at December 31, 2010 and accordingly, has not reclassified the balance sheet as of December 31, 2009.

NOTE A —	INTERIM FINANCIAL STATEMENTS

Ergotron, Inc. (“Ergotron” or the “Company”) designs and manufactures digital display and computer mounting solutions including wall and desk mount arms, desk stands, powered and non-powered mobile carts, pivots and vertical lifts. The Company has manufacturing and warehouse facilities in Minnesota, the Netherlands and the Peoples Republic of China, with sales offices, channel distribution partners and customers throughout the world. Ergotron’s core products are designed with patented Constant Force (CFtm) lift-and-pivot motion technology, and require less user effort to achieve more motion. Ergotron is a global company focused on channel distribution, consumer, and original equipment manufacturer (OEM) business.

The accompanying unaudited condensed consolidated financial statements reflect the financial position, results of operations and cash flows of the Company after elimination of intercompany accounts and transactions, without audit and, in the opinion of management, reflect all adjustments of a normal recurring nature for a fair statement of the interim periods presented. Although certain information and footnote disclosures normally included in annual financial statements prepared in accordance with U.S. generally accepted accounting principles have been omitted, the Company believes that the disclosures included are adequate to make the information presented herein not misleading. Operating results for the nine months ended October 2, 2010 are not necessarily indicative of the results that may be expected for other interim periods or for the year ending December 31, 2010.

Total comprehensive income was $14,184,051 and $8,245,043 for the nine months ended October 2, 2010 and October 3, 2009, respectively.

On December 17, 2010, Nortek, Inc. (“Nortek”) acquired all of the outstanding stock of the Company. The acquisition of the Company was significant to Nortek under Article 3-05 of Regulation S-X of the Securities and Exchange Commission’s (“SEC”) rules and regulations (“Rule 3-05”). In addition, the U.S. operations of the Company guarantee Nortek’s 8.5% Senior Notes due 2021 (“8.5% Notes”), which are being registered under this registration statement. As such, the Company is considered to be a recently acquired subsidiary guarantor under Article 3-10(g) of Regulation S-X of the SEC’s rules and regulations (“Rule 3-10(g)”). Accordingly, these unaudited condensed consolidated financial statements of the Company as of October 2, 2010 and for the nine months ended October 2, 2010 and October 3, 2009 are included in this registration statement to satisfy Nortek’s requirements under Rule 3-05 and Rule 3-10(g).

It is suggested that these unaudited condensed consolidated financial statements be read in conjunction with the audited consolidated financial statements and the related notes included elsewhere in this registration statement.

The Company has evaluated subsequent events through the acquisition date of December 17, 2010.

NOTE A —	NATURE OF BUSINESS

Ergotron, Inc. (“Ergotron” or the “Company”) designs and manufactures digital display and computer mounting solutions including wall and desk mount arms, desk stands, powered and non-powered mobile carts, pivots and vertical lifts. The Company has manufacturing and warehouse facilities in Minnesota, the Netherlands and the Peoples Republic of China, with sales offices, channel distribution partners and customers throughout the world. Ergotron’s core products are designed with patented Constant Force (CFtm) lift-and-pivot motion technology, and require less user effort to achieve more motion. Ergotron is a global company focused on channel distribution, consumer, and original equipment manufacturer (OEM) business.

NOTE A —	NATURE OF BUSINESS

Ergotron, Inc. (“Ergotron” or the “Company”) designs and manufactures digital display and computer mounting solutions including wall and desk mount arms, desk stands, powered and non-powered mobile carts, pivots and vertical lifts. The Company has manufacturing and warehouse facilities in Minnesota, the Netherlands and the Peoples Republic of China, with sales offices, channel distribution partners and customers throughout the world. Ergotron’s core products are designed with patented Constant Force (CFtm) lift-and-pivot motion technology, and require less user effort to achieve more motion. Ergotron is a global company focused on channel distribution, consumer, and original equipment manufacturer (OEM) business.

Stockholders' Investment	9 Months Ended
Oct. 01, 2011
Stockholders' Investment/Stock Redemption [Abstract]
STOCKHOLDERS' INVESTMENT

(C)	STOCKHOLDERS’ INVESTMENT

Activity within stockholders’ investment, including comprehensive loss, for the third quarter of 2011 is as follows:

				Accumulated
		Additional		Other
	Common	Paid-In	Accumulated	Comprehensive	Treasury	Comprehensive
	Stock	Capital	Deficit	Income (Loss)	Stock	Loss
	(Amounts in millions)

Balance, July 2, 2011	$0.1	$176.5	$(69.8)	$4.0	$(3.1)	$—
Net loss	—	—	(2.1)	—	—	(2.1)
Other comprehensive loss:
Currency translation adjustment	—	—	—	(3.7)	—	(3.7)
Pension liability adjustment	—	—	—	(0.5)	—	(0.5)

Comprehensive loss						$(6.3)

3,000 shares of common stock issued upon exercise of stock options	—	0.1	—	—	—
2,483 shares of treasury stock acquired	—	—	—	—	—
Share-based compensation expense	—	0.1	—	—	—

Balance, October 1, 2011	$0.1	$176.7	$(71.9)	$(0.2)	$(3.1)

Activity within stockholders’ investment, including comprehensive (loss) income, for the third quarter of 2010 is as follows:

				Accumulated
		Additional		Other
	Common	Paid-In	Accumulated	Comprehensive	Comprehensive
	Stock	Capital	Deficit	(Loss) Income	Income (Loss)
	(Amounts in millions)

Balance, July 3, 2010	$0.1	$173.1	$(16.5)	$(0.4)	$—
Net earnings	—	—	9.8	—	9.8
Other comprehensive income (loss):
Currency translation adjustment	—	—	—	3.2	3.2
Pension liability adjustment	—	—	—	(0.2)	(0.2)

Comprehensive income					$12.8

Share-based compensation expense	—	0.7	—	—

Balance, October 2, 2010	$0.1	$173.8	$(6.7)	$2.6

Activity within stockholders’ investment, including comprehensive loss, for the first nine months of 2011 is as follows:

				Accumulated
		Additional		Other
	Common	Paid-In	Accumulated	Comprehensive	Treasury	Comprehensive
	Stock	Capital	Deficit	Income (Loss)	Stock	Loss
	(Amounts in millions)

Balance, December 31, 2010	$0.1	$174.7	$(16.8)	$0.8	$—	$—
Net loss	—	—	(55.1)	—	—	(55.1)
Other comprehensive loss:
Currency translation adjustment	—	—	—	(0.9)	—	(0.9)
Pension liability adjustment, net of tax of approximately $0.3 million	—	—	—	(0.1)	—	(0.1)

Comprehensive loss						$(56.1)

175,261 shares of common stock issued upon vesting of restricted stock	—	—	—	—	—
28,178 shares of common stock issued upon exercise of stock options	—	0.5	—	—	—
74,950 shares of treasury stock acquired	—	—	—	—	(3.1)
Modification to executive stock option arrangements	—	1.1	—	—	—
Share-based compensation expense	—	0.4	—	—	—

Balance, October 1, 2011	$0.1	$176.7	$(71.9)	$(0.2)	$(3.1)

Activity within stockholders’ investment, including comprehensive (loss) income, for the first nine months of 2010 is as follows:

				Accumulated
		Additional		Other	Comprehensive
	Common	Paid-In	Accumulated	Comprehensive	(Loss)
	Stock	Capital	Deficit	Income	Income
	(Amounts in millions)

Balance, December 31, 2009	$0.1	$171.9	$(3.4)	$1.5	$—
Net loss	—	—	(3.3)	—	(3.3)
Other comprehensive income:
Currency translation adjustment	—	—	—	1.1	1.1

Comprehensive loss					$(2.2)

Share-based compensation expense	—	1.9	—	—

Balance, October 2, 2010	$0.1	$173.8	$(6.7)	$2.6

(Loss) earnings per Share	9 Months Ended
Oct. 01, 2011
(Loss) earnings per Share [Abstract]
(Loss) earnings per Share

(D)	(LOSS) EARNINGS PER SHARE

The Company calculates basic and diluted (loss) earnings per share (“EPS”) in accordance with ASC 260, “Earnings per Share” (“ASC 260”). Basic (loss) earnings per share amounts are computed using the weighted average number of common shares outstanding during the period. Diluted (loss) earnings per share amounts are computed using the weighted average number of common shares outstanding and dilutive potential common shares outstanding during each period.

The reconciliations between basic and diluted (loss) earnings per share for the third quarter and first nine months of 2011 and 2010 are as follows:

	For the Third Quarter of		For the First Nine Months of
	2011	2010	2011	2010
	(Dollar amounts in millions, except shares and per share data)

Net (loss) earnings	$(2.1)	$9.8	$(55.1)	$(3.3)

Weighted average common shares outstanding	15,128,246	15,000,000	15,121,093	15,000,000
Dilutive effect of stock options	—	301,864	—	—

Dilutive shares outstanding	15,128,246	15,301,864	15,121,093	15,000,000

Basic (loss) earnings per share	$(0.14)	$0.65	$(3.64)	$(0.22)

Diluted (loss) earnings per share	$(0.14)	$0.64	$(3.64)	$(0.22)

The effect of certain potential common share equivalents, including warrants, unvested restricted stock, and stock options were excluded from the computation of diluted shares outstanding for the third quarter and first nine months of 2011 and 2010, as inclusion would have been anti-dilutive. A summary of these common share equivalents excluded from the third quarter and first nine months of 2011 and 2010 is as follows:

	For the Third Quarter of		For the First Nine Months of
	2011	2010	2011	2010

Warrants	789,474	789,474	789,474	789,474
Restricted stock	316,852	706,481	316,852	706,481
Stock options	515,616	20,000	515,616	786,481

Total	1,621,942	1,515,955	1,621,942	2,282,436

Accounts Receivable (Ergotron, Inc)	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008
Ergotron, Inc
ACCOUNTS RECEIVABLE

NOTE C —	ACCOUNTS RECEIVABLE

Accounts receivable consisted of the following at December 31:

2009

Trade accounts receivable	$29,480,154
Less allowance for doubtful accounts	(33,311)
Less allowance for returns and sales price adjustments	(2,303,410)

Accounts receivable, net	$27,143,433

The Company had three customers each representing ten percent or more of sales for the year ended December 31, 2009 and, in the aggregate, totaling approximately 49% of sales. These customers represent approximately 55% of accounts receivable at December 31, 2009.

NOTE D —	ACCOUNTS RECEIVABLE

Accounts receivable consisted of the following at December 31, 2008:

2008

Trade accounts receivable	$23,944,212
Less allowance for doubtful accounts	(33,285)
Less allowance for returns and sales price adjustments	(2,327,635)

Net trade accounts receivable	21,583,292
Other accounts receivable	350,379

Accounts receivable, net	$21,933,671

The Company had three customers each representing ten percent or more of sales for the year ended December 31, 2008 and, in the aggregate, totaling approximately 48%. These customers represent approximately 21% of accounts receivable at December 31, 2008.

Summary of Significant Accounting Policies	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009 Ergotron, Inc	Dec. 31, 2008 Ergotron, Inc
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

4.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Accounting Policies and Use of Estimates

The preparation of these consolidated financial statements in conformity with U.S. generally accepted accounting principles involves estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expense during the reporting periods. Certain of the Company’s accounting policies require the application of judgment in selecting the appropriate assumptions for calculating financial estimates. By their nature, these judgments are subject to an inherent degree of uncertainty. The Company periodically evaluates the judgments and estimates used for its critical accounting policies to ensure that such judgments and estimates are reasonable for its interim and year-end reporting requirements. These judgments and estimates are based on the Company’s historical experience, current trends and information available from other sources, as appropriate. If different conditions result from those assumptions used in the Company’s judgments, the results could be materially different from the Company’s estimates.

Recognition of Sales and Related Costs, Incentives and Allowances

The Company recognizes sales upon the shipment of its products, net of applicable provisions for discounts and allowances. Allowances for cash discounts, volume rebates and other customer incentive programs, as well as gross customer returns, among others, are recorded as a reduction of sales at the time of sale based upon the estimated future outcome. Cash discounts, volume rebates, and other customer incentive programs are based upon certain percentages agreed to with the Company’s various customers, which are typically earned by the customer over an annual period. The Company records periodic estimates for these amounts based upon the historical results to date, estimated future results through the end of the contract period and the contractual provisions of the customer agreements. For calendar year customer agreements, the Company is able to adjust its periodic estimates to actual amounts as of December 31 each year based upon the contractual provisions of the customer agreements. For those customers who have agreements that are not on a calendar year cycle, the Company records estimates at December 31 consistent with the above described methodology. Customers are generally not required to provide collateral for purchases. Customer returns are recorded on an actual basis throughout the year and also include an estimate at the end of each reporting period for future customer returns related to sales recorded prior to the end of the period. The Company generally estimates customer returns based upon the time lag that historically occurs between the date of the sale and the date of the return while also factoring in any new business conditions that might impact the historical analysis, such as new product introduction. The Company also provides for its estimate of warranty, bad debts and shipping costs at the time of sale. Shipping and warranty costs are included in cost of products sold. Bad debt provisions are included in selling, general and administrative expense, net. The amounts recorded are generally based upon historically derived percentages while also factoring in any new business conditions that might impact the historical analysis, such as new product introduction for warranty and bankruptcies of particular customers for bad debts.

Cash and Cash Equivalents

Cash equivalents consist of short-term highly liquid investments with original maturities of three months or less which are readily convertible into cash.

The Company has classified as restricted in the accompanying consolidated balance sheet certain cash and cash equivalents that are not fully available for use in its operations. At December 31, 2010, the Company had approximately $2.5 million of cash and cash equivalents (of which approximately $2.4 million is included in long-term assets) pledged as collateral or held in pension trusts for certain debt, insurance, employee benefits and other requirements. At December 31, 2009, the Company had approximately $3.7 million of cash and cash equivalents (of which approximately $2.4 million is included in long-term assets) pledged as collateral or held in pension trusts for certain debt, insurance, employee benefits and other requirements.

Fair Value

The Company’s assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy in accordance with ASC 820, Fair Value Measurements and Disclosures. The levels of the fair value hierarchy are described below:

•	Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

•	Level 2 inputs utilize inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•	Level 3 inputs are unobservable inputs for the asset or liability, allowing for situations where there is little, if any, market activity for the asset or liability.

Measured on a Recurring Basis

Restricted Investments and Marketable Securities (Level 1) — The fair value of investments is based on quoted market prices. The fair value of investments was not materially different from their cost basis at December 31, 2010 or 2009.

Measured on a Non-Recurring Basis

During the 2009 Predecessor Period, the Technology Products (“TECH”) reporting unit goodwill was written down to its implied fair value of approximately $68.9 million. This resulted in a non-cash goodwill impairment charge of approximately $284.0 million, which was included in the consolidated statement of operations for the 2009 Predecessor Period.

The TECH reporting unit’s assets itemized below were measured at fair value on a non-recurring basis during the 2009 Predecessor Period using a combination of the DCF Approach and the EBITDA Multiple Approach:

Significant
		Quoted Prices in	Other	Significant
		Active Markets for	Observable	Unobservable	Total
	Fair Value	Identical Assets	Inputs	Inputs	Impaired
	Measurement	(“Level 1”)	(“Level 2”)	(“Level 3”)	Losses
(Amounts in millions)

Goodwill	$68.9	$—	$—	$68.9	$284.0

In addition to goodwill noted above, the Company recorded certain other assets and liabilities at fair value on a non-recurring basis due to the effects of fresh-start accounting. These non-recurring fair value measurements were primarily determined using unobservable inputs and as such, these fair value measurements are classified within Level 3 of the fair value hierarchy. For further information on assets and liabilities measured at fair value on a non-recurring basis, see “Goodwill and Intangible Assets” of this note, along with Note 3, “Fresh-Start Accounting”.

Financial Instruments Not Recorded at Fair Value

The carrying value and fair values of financial instruments not recorded at fair value in the condensed consolidated balance sheets as of December 31, 2010 and 2009 were as follows:

Cash and Trade Receivables  — Cash and trade receivables are carried at their cost which approximates fair value because of their short-term nature.

Long-Term Debt  — At December 31, 2010, the fair value of the Company’s long-term indebtedness was approximately $57.1 million higher than the amount on the Company’s accompanying consolidated balance sheet, before unamortized discount of approximately $2.0 million. At December 31, 2009, the fair value of the Company’s long-term indebtedness was approximately equal to the amount on the accompanying consolidated balance sheet. The fair values of the Company’s long-term obligations are determined using available market quotes.

Inventories

Inventories in the accompanying December 31, 2010 consolidated balance sheet are valued at the lower of cost or market, while inventories in the accompanying December 31, 2009 consolidated balance sheet reflect adjustments related to fresh-start accounting as discussed previously in Note 3, “Fresh-Start Accounting (Restated)”.

At December 31, 2010, approximately $97.8 million of the Company’s total inventories were valued on the last-in, first-out method (“LIFO”) of accounting. Under the first-in, first-out method (“FIFO”), such inventories would have been approximately $5.8 million lower at December 31, 2010. At December 31, 2009, approximately $99.6 million of the Company’s total inventories were valued under LIFO. Under FIFO, such inventories would have been approximately $1.5 million lower at December 31, 2009. All other inventories were valued under the FIFO method.

In connection with both LIFO and FIFO inventories, the Company will record provisions, as appropriate, to write-down obsolete and excess inventory to estimated net realizable value. The process for evaluating obsolete and excess inventory often requires the Company to make subjective judgments and estimates concerning future sales levels, quantities and prices at which such inventory will be able to be sold in the normal course of business. Accelerating the disposal process or incorrect estimates of future sales potential may cause the actual results to differ from the estimates at the time such inventory is disposed or sold.

Purchase price allocated to the fair value of inventory is amortized over the estimated period in which the inventory will be sold.

Depreciation and Amortization

Depreciation and amortization of property and equipment, including capital leases, is provided on a straight-line basis over their estimated useful lives, which are generally as follows:

Buildings and improvements	3-46 years
Machinery and equipment, including leases	1-17 years
Leasehold improvements	Shorter of the term of lease or the estimated useful life

Expenditures for maintenance and repairs are expensed when incurred. Expenditures for renewals and betterments are capitalized. When assets are sold, or otherwise disposed, the cost and related accumulated depreciation are eliminated and the resulting gain or loss is recognized.

Goodwill and Intangible Assets

The following table presents a summary of the activity in goodwill by reporting segment for the year ended December 31, 2010 (“2010”), the 2009 Successor Period and the 2009 Predecessor Period:

	Predecessor						Successor
	Dec. 31,	Impair	Purchase	Translation	Dec. 19,	Fresh	Dec. 31,	Purchase	Dec. 31,
	2008	-ments	Accounting(1)	Adjustments	2009	Start(2)	2009	Accounting(1)	2010
	(Amounts in millions)

Residential Ventilation Products (“RVP”):
Gross goodwill	$785.0	$—	$—	$0.6	$785.6	$(630.8)	$154.8	$—	$154.8
Impairment losses	(444.0)	—	—	—	(444.0)	444.0	—	—	—

Net RVP goodwill	341.0	—	—	0.6	341.6	(186.8)	154.8	—	154.8

Technology Products (“TECH”):
Gross goodwill	428.4	—	1.3	0.2	429.9	(429.9)	—	137.3	137.3
Impairment losses	(77.0)	(284.0)	—	—	(361.0)	361.0	—	—	—

Net TECH goodwill	351.4	(284.0)	1.3	0.2	68.9	(68.9)	—	137.3	137.3

Residential HVAC Products (“R-HVAC”):
Gross goodwill	232.0	—	—	—	232.0	(232.0)	—	—	—
Impairment losses	(189.0)	—	—	—	(189.0)	189.0	—	—	—

Net R-HVAC goodwill	43.0	—	—	—	43.0	(43.0)	—	—	—

Commercial HVAC Products (“C-HVAC”):
Gross goodwill	75.4	—	—	(0.1)	75.3	(75.3)	—	—	—
Impairment losses	—	—	—	—	—	—	—	—	—

Net C-HVAC goodwill	75.4	—	—	(0.1)	75.3	(75.3)	—	—	—

Consolidated goodwill:
Gross goodwill	1,520.8	—	1.3	0.7	1,522.8	(1,368.0)	154.8	137.3	292.1
Impairment losses	(710.0)	(284.0)	—	—	(994.0)	994.0	—	—	—

Net consolidated goodwill	$810.8	$(284.0)	$1.3	$0.7	$528.8	$(374.0)	$154.8	$137.3	$292.1

(1)	Purchase accounting adjustments for TECH goodwill during 2010 relate to the acquisitions of Ergotron, Inc. and Skycam, LLC. Purchase accounting adjustments for TECH goodwill during the 2009 Predecessor Period relate to contingent earnouts related to acquisitions within this segment of approximately $1.3 million. See Note 5, “Acquisitions”.

(2)	Refer to Note 3,“Fresh-Start Accounting (Restated)”, for further information surrounding fresh-start accounting adjustments.

As discussed in Note 3, “Fresh-Start Accounting (Restated)”, the Company adopted fresh-start accounting upon emergence from bankruptcy, which resulted in a new determination of goodwill in accordance with ASC 852. As indicated in the table above, the new determination of goodwill under ASC 852 resulted in a reduction to Predecessor goodwill of approximately $374.0 million, which the Company allocated to the reporting units based on the estimated fair value of each of the reporting units and related net assets and liabilities, including the fair value adjustments under ASC 852 discussed previously, of each reporting unit as of the Effective Date. Based on this analysis, the Company determined that the remaining goodwill as of the Effective Date of approximately $154.8 million would be allocated to the RVP segment.

Prior to the adoption of fresh-start accounting, the Predecessor classified as goodwill the cost in excess of fair value of the net assets (including tax attributes) of companies acquired in purchase transactions (see Note 5, “Acquisitions”), net of any subsequent impairment losses. Predecessor purchase accounting adjustments relate principally to contingent earnouts related to acquisitions that were paid in 2009.

The Company accounts for acquired goodwill and intangible assets in accordance with ASC 805 and ASC Topic 350, “Goodwill and Other” (“ASC 350”), which involves judgment with respect to the determination of the purchase price and the valuation of the acquired assets and liabilities in order to determine the final amount of goodwill recorded in a purchase.

Under ASC 350, goodwill and intangible assets determined to have indefinite useful lives are not amortized. Instead, these assets are evaluated for impairment on an annual basis, or more frequently when an event occurs or circumstances change between annual tests that would more likely than not reduce the fair value of the reporting unit below its carrying value, including, among others, a significant adverse change in the business climate. The Company has set the annual evaluation date as of the first day of its fiscal fourth quarter. The reporting units evaluated for goodwill impairment by the Company have been determined to be the same as the Company’s operating segments in accordance with the criteria in ASC 350 for determining reporting units and include RVP, TECH, R-HVAC and C-HVAC.

During the first six months of 2009, the Company’s businesses continued to experience a difficult market environment due primarily to weak residential new construction, remodeling and residential air conditioning markets. Based on these macro-economic assumptions, the Company believed that EBITDA would continue to decline in 2009 and then begin to rebound in 2010 with continued growth through 2014. The Company’s prior long-term forecasts had expected the rebound in EBITDA to begin to occur in the second half of 2009. As a result, the Company significantly lowered its cash flow forecasts for 2009 and 2010 for all of the reporting units and for 2011 through 2014 for the TECH, R-HVAC and C-HVAC reporting units. As a result, the Company concluded in the second quarter of 2009 that indicators of potential goodwill impairment were present and therefore the Company needed to perform an interim test of goodwill impairment in accordance with ASC 350.

In accordance with ASC 350, the Company prepared an interim Step 1 Test as of July 4, 2009 and an annual Step 1 Test as of October 4, 2009 that compared the estimated fair value of each reporting unit to its carrying value. The Company utilized a combination of a discounted cash flow (“DCF”) approach and an EBITDA multiple approach in order to value the Company’s reporting units required to be tested for impairment.

The DCF approach required that the Company forecast future cash flows of the reporting units and discount the cash flow stream based upon a weighted average cost of capital (“WACC”) that was derived, in part, from comparable companies within similar industries. The DCF calculations also included a terminal value calculation that was based upon an expected long-term growth rate for the applicable reporting unit. The Company believes that its procedures for estimating DCF, including the terminal valuation, were reasonable and consistent with market conditions at the time of estimation.

The EBITDA multiple approach required that the Company estimate certain valuation multiples of EBITDA derived from comparable companies, and apply those derived EBITDA multiples to the applicable reporting unit’s estimated EBITDA for selected EBITDA measurement periods.

The annual Step 1 valuations as of October 4, 2009 were determined using a weighted average of 50% of the DCF approach and 50% for the EBITDA multiple approach, which the Company determined to be the most representative allocation for the measurement of the long-term fair value of the reporting units. In 2008, and for the interim Step 1 Test as of July 4, 2009, the Company used a weighted average of 70% of the DCF approach and 30% of the EBITDA multiple approach. The adjustment to the allocation percentages used for the annual impairment test reflects the Company’s belief that there is still significant risk in the overall worldwide economy that could impact the future projections used in the DCF approach and therefore increasing the allocation to the EBITDA multiple approach provides better balance to the shorter-term valuation conclusions under the EBITDA multiple approach and the longer-term valuation conclusions under the DCF approach.

The results of the Step 1 Tests performed as of July 4, 2009 indicated that the carrying value of the TECH reporting unit exceeded the estimated fair value determined by the Company and, as such, a “Step 2 Test” was required for this reporting unit. The estimated fair values of the RVP, R-HVAC and C-HVAC reporting units exceeded the carrying values so no further interim impairment analysis was required for these reporting units as of July 4, 2009. The results of the Step 1 Tests performed as of October 4, 2009 for the Company’s annual impairment test indicated that the estimated fair values of the reporting units exceeded the carrying values so no further impairment analysis was required.

The Company believes that its assumptions used to determine the estimated fair values for its reporting units as of July 4, 2009 and October 4, 2009 were reasonable.

Based on the Company’s estimates at October 4, 2009, the impact of reducing the Company’s fair value estimates for RVP, TECH and R-HVAC by 10% would have no impact on the Company’s goodwill assessment for these reporting units. For C-HVAC, the impact of reducing the Company’s fair value estimates as of October 4, 2009 by 10% would have reduced the estimated fair value to an amount below the carrying value for this reporting unit and therefore would have required the Company to perform additional impairment analysis for this reporting unit. As a result of the application of fresh-start accounting, TECH, R-HVAC and C-HVAC had no goodwill as of December 31, 2009.

The preliminary Step 2 Test for the TECH reporting unit for the second quarter of 2009 required the Company to measure the potential impairment loss by allocating the estimated fair value of the reporting unit, as determined in Step 1, to the reporting unit’s assets and liabilities, with the residual amount representing the implied fair value of goodwill and, to the extent the implied fair value of goodwill was less than the carrying value, an impairment loss was recognized. As such, the Step 2 Test for the TECH reporting unit under ASC 350 required the Company to perform a theoretical purchase price allocation for TECH to determine the implied fair value of goodwill as of the evaluation date. Due to the complexity of the analysis required to complete the Step 2 Tests, and the timing of the Company’s determination of the goodwill impairment, the Company had not finalized its Step 2 Tests at the end of the second and third quarters of 2009. In accordance with the guidance in ASC 350, the Company completed a preliminary assessment of the expected impact of the Step 2 Tests using reasonable estimates for the theoretical purchase price allocation and recorded a preliminary goodwill impairment charge in the second quarter of 2009 of approximately $250.0 million for the TECH reporting unit.

During the fourth quarter of 2009, the Company completed its Step 2 Testing under ASC 350 for the TECH reporting unit by performing the following procedures, among others:

•	Finalized the detailed appraisals used to determine the estimated fair value of intangible assets, real estate and machinery and equipment in accordance with methodologies for valuing assets under ASC 805.

•	Finalized the analysis to determine the estimated fair value adjustment required for inventory.

•	Finalized the deferred tax analysis, which included determining the deferred tax consequences of the theoretical purchase price adjustments required by the Step 2 Test.

The Company believes that the procedures performed and estimates used in the theoretical purchase price allocation for the TECH reporting unit required for Step 2 Testing under ASC 350 were reasonable and in accordance with the guidelines for acquisition accounting included in ASC 805 to determine the theoretical fair value of the assets and liabilities of the TECH reporting unit used in the Step 2 Testing.

As a result of the completion of the Step 2 Testing, the Company recorded a final goodwill impairment charge for the TECH reporting unit as of July 4, 2009 of approximately $284.0 million. This represented an increase in the goodwill impairment charge of approximately $34.0 million, which was recorded in the Predecessor period from October 4, 2009 to December 19, 2009. The primary reasons for the change from the preliminary goodwill impairment charge recorded in the second quarter of 2009 were changes in the theoretical valuation of intangible assets from the initial estimate used, net of the related deferred tax impact.

The Company performed its annual test of goodwill impairment as of the first day of the fourth quarter of 2010, or October 3, 2010, utilizing the same approaches as described previously for the RVP and TECH reporting units, as these were the only reporting units with goodwill. The Company believes that its procedures performed and estimates used to determine the fair value of the reporting units as of October 3, 2010 were reasonable and consistent with market conditions at the time of estimation. The results of the Step 1 Tests performed as of October 3, 2010 indicated that the fair value of the RVP and TECH reporting units exceeded its carrying value and, as such, no additional goodwill impairment analysis was required for the RVP and TECH reporting units.

Although the Company believes that the forecast and valuation assumptions used are reasonable, the worldwide economic situation remains highly volatile and if the downturn persists or the recovery is slower than anticipated, the Company may be required to take additional goodwill impairment charges in the future. Accordingly, there can be no assurance that the Company’s future forecasted operating results will be achieved or that future goodwill impairment charges will not need to be recorded, even after the significant reduction in goodwill that resulted from the adoption of fresh-start accounting subsequent to the Effective Date.

In accordance with ASC Topic 360, “Property, Plant and Equipment” (“ASC 360”), the Company evaluates the realizability of long-lived assets, which primarily consists of property and equipment and definite lived intangible assets (the “ASC 360 Long-Lived Assets”), when events or business conditions warrant it as well as whenever an interim goodwill impairment test is required under ASC 350, based on expectations of non-discounted future cash flows for each subsidiary. ASC 350 requires that the ASC 360 impairment test be completed and any ASC 360 impairment be recorded prior to the goodwill impairment test. As a result of the Company’s conclusion that an interim goodwill impairment test was required during the second quarter of 2009, the Company performed an interim test for the impairment of long-lived assets under ASC 360 in the second quarter of 2009 and determined that there were no impairment indicators under ASC 360. The Company also completed an ASC 360 evaluation as of December 19, 2009, prior to the Company’s emergence from bankruptcy and the adoption of fresh-start accounting. As a result, the Company recorded an approximate $1.2 million intangible asset impairment for a foreign subsidiary in the TECH segment in selling, general and administrative expense, net in the accompanying statement of operations. The Company determined that there were no other significant impairments under ASC 360.

There were no impairment charges recorded for the year ended December 31, 2010.

The evaluation of the impairment of long-lived assets, other than goodwill, was based on expectations of non-discounted future cash flows compared to the carrying value of the long-lived asset groups in accordance with ASC 360. If the sum of the expected non-discounted future cash flows was less than the carrying amount of the ASC 360 Long-Lived Assets, the Company would recognize an impairment loss. The Company’s cash flow estimates were based upon historical cash flows, as well as future projected cash flows received from subsidiary management in connection with the annual Company-wide planning process and interim forecasting, and, if appropriate, included a terminal valuation for the applicable subsidiary based upon an EBITDA multiple. The Company estimated the EBITDA multiple by reviewing comparable company information and other industry data. The Company believes that its procedures for estimating gross future cash flows, including the terminal valuation, are reasonable and consistent with current market conditions for each of the dates when impairment testing was performed.

In connection with the adoption of fresh-start accounting, intangible assets were recorded at their estimated fair value, which was based, in part, on third party valuations, as of December 19, 2009. Intangible assets consist principally of trademarks, developed technology (unpatented and patented), customer relationships, and other (which includes, among others, non-compete and supplier agreements and backlog). The value assigned to the Company’s trademarks and developed technology was based on the relief from royalty method using estimated royalty rates that a willing buyer would pay for the use of the trademark or identified technology. The fair value was calculated by discounting future cash flows or royalties at the required rate of return to present value as of December 19, 2009. The value assigned to the Company’s customer relationships was based on the multi-period excess earnings method which estimated the fair value of the asset by discounting future projected earnings of the asset to present value as of December 19, 2009. Key assumptions used in these valuation methods include: management’s projections of revenues, expenses and cash flows for future years; an estimated weighted average cost of capital, depending on the reporting unit and nature of the asset, ranging from 12.3% to 17.2%; an internal rate of return, depending on the reporting unit and nature of the asset, ranging from 12.7% to 16.6%, an assumed discount rate, depending on the reporting unit and nature of the asset, ranging from 13.8% to 18.5%, and a tax rate, depending on the reporting unit, ranging from approximately 37.0% to 39.0%. Accordingly, the fair values are based on estimates which are inherently subject to significant uncertainties and actual results could vary significantly from these estimates.

The table that follows presents the Company’s major components of intangible assets as of December 31, 2010 and 2009:

				Weighted
	Gross			Average
	Carrying	Accumulated	Net Intangible	Remaining
	Amount	Amortization	Assets	Useful Lives
		(Amounts in millions except for useful lives)

December 31, 2010
Trademarks	$158.4	$(7.8)	$150.6	20.3
Developed Technology	67.9	(4.5)	63.4	12.3
Customer relationships	483.9	(20.6)	463.3	17.4
Others	23.0	(5.3)	17.7	6.7

	$733.2	$(38.2)	$695.0	17.3

December 31, 2009:
Trademarks	$139.8	$(0.5)	$139.3	21.0
Developed Technology	49.0	(0.2)	48.8	13.0
Customer relationships	339.6	(0.8)	338.8	18.0
Others	9.7	—	9.7	3.0

	$538.1	$(1.5)	$536.6	18.0

Developed technology, trademarks and customer relationships are amortized on a straight-line basis. Amortization of intangible assets charged to operations amounted to approximately $37.0 million, $1.5 million, $22.2 million and $28.2 million for the year ended December 31, 2010, the 2009 Successor Period, the 2009 Predecessor Period and the year ended December 31, 2008, respectively. See Note 5, “Acquisitions”, for disclosure of intangible assets acquired in 2010 of approximately $193.7 million related to the acquisition of Ergotron, Inc.

As of December 31, 2010, the estimated future intangible asset amortization expense aggregates approximately $695.0 million as follows:

Year Ended	Annual Amortization
December 31,	Expense
(Amounts in millions)
(Unaudited)

2011	$44.5
2012	44.5
2013	44.4
2014	44.1
2015	43.7
2016 and thereafter	473.8

Pensions and Post Retirement Health Benefits

The Company accounts for pensions and post retirement health benefits in accordance with ASC Topic 715, “Compensation — Retirement Benefits,” (“ASC 715”). The accounting for pensions requires the estimation of such items as the long-term average return on plan assets, the discount rate, the rate of compensation increase and the assumed medical cost inflation rate. Such estimates require a significant amount of judgment. See Note 10, “Pension, Profit Sharing and Other Post-Retirement Benefits”, for a discussion of these judgments.

Insurance Liabilities

The Company records insurance liabilities and related expenses for health, workers compensation, product and general liability losses, and other insurance reserves and expenses in accordance with either the contractual terms of its policies or, if self-insured, the total liabilities that are estimable and probable as of the reporting date. Insurance liabilities are recorded as current liabilities to the extent they are expected to be paid in the succeeding year with the remaining requirements classified as long-term liabilities. The accounting for self-insured plans requires that significant judgments and estimates be made both with respect to the future liabilities to be paid for known claims and incurred but not reported claims as of the reporting date. The Company considers historical trends when determining the appropriate insurance reserves to record in the consolidated balance sheet for a substantial portion of its workers compensation and general and product liability losses. In certain cases where partial insurance coverage exists, the Company must estimate the portion of the liability that will be covered by existing insurance policies to arrive at the net expected liability to the Company. Receivables for insurance recoveries for product liability claims are recorded as assets, on an undiscounted basis, in the accompanying consolidated balance sheet. These recoveries are estimated based on the contractual arrangements with vendors and other third parties and historical trends. Prior to 2010, these amounts, which we have determined to be immaterial to the accompanying consolidated balance sheet, were recorded as a reduction of the estimated liabilities.

Income Taxes

The Company accounts for income taxes using the liability method in accordance with ASC 740, “Income Taxes” (“ASC 740”), which requires that the deferred tax consequences of temporary differences between the amounts recorded in the Company’s consolidated financial statements and the amounts included in the Company’s federal and state income tax returns be recognized in the balance sheet. As the Company generally does not file its income tax returns until well after the closing process for the December 31 financial statements is complete, the amounts recorded at December 31 reflect estimates of what the final amounts will be when the actual income tax returns are filed for that fiscal year. In addition, estimates are often required with respect to, among other things, the appropriate state income tax rates to use in the various states that Nortek and its subsidiaries are required to file, the potential utilization of operating and capital loss carry-forwards and valuation allowances required, if any, for tax assets that may not be realizable in the future. ASC 740 requires balance sheet classification of current and long-term deferred income tax assets and liabilities based upon the classification of the underlying asset or liability that gives rise to a temporary difference (see Note 7, “Income Taxes”).

Share-Based Compensation Expense

The Company measures share-based compensation expense at fair value in accordance with ASC 718, “Compensation — Stock Compensation” (“ASC 718”), and recognizes such expense over the vesting period of the stock-based employee awards. For the year ended December 31, 2010, the 2009 Predecessor Period and the year ended December 31, 2008, the Company recognized share-based compensation expense of approximately $2.8 million, $0.1 million and $0.1 million, respectively. There was a de minimis amount of share-based employee compensation expense recorded for the 2009 Successor Period. See Note 9, “Share-Based Compensation”, for further information regarding the Successor’s and the Predecessor’s share-based compensation programs.

Commitments and Contingencies

The Company provides accruals for all direct costs, including legal costs, associated with the estimated resolution of contingencies at the earliest date at which it is deemed probable that a liability has been incurred and the amount of such liability can be reasonably estimated. Costs accrued are estimated based upon an analysis of potential results, assuming a combination of litigation and settlement strategies and outcomes. Legal costs for other than probable contingencies are expensed when services are performed. See Note 11, “Commitments and Contingencies”, for further information regarding the Company’s commitments and contingencies.

Research and Development

The Company’s research and development activities are principally new product development and represent approximately 2.9%, 3.5%, 2.9% and 2.5% of the Company’s consolidated net sales for the year ended December 31, 2010, the 2009 Successor Period, the 2009 Predecessor Period and the year ended December 31, 2008, respectively, and are recorded in selling, general and administrative expense, net.

Comprehensive Income (Loss)

Comprehensive income (loss) includes net earnings (loss), unrealized gains and losses from foreign currency translation, and pension liability adjustments, net of tax attributes. The components of the Company’s comprehensive income (loss) and the effect on earnings for the periods presented are detailed in the accompanying consolidated statement of stockholders’ investment.

The balances of each classification, net of tax attributes, within accumulated other comprehensive income (loss) as of the periods presented are as follows:

			Total
			Accumulated
	Foreign	Post-Retirement	Other
	Currency	Liability	Comprehensive
	Translation	Adjustment, net	Income (Loss)
	(Amounts in millions)

Predecessor
Balance, December 31, 2007	$28.3	$9.4	$37.7
Change during the period	(25.7)	(36.4)	(62.1)

Balance, December 31, 2008	2.6	(27.0)	(24.4)
Change during the period	8.0	4.8	12.8

Balance, December 19, 2009	10.6	(22.2)	(11.6)
Fresh-start accounting adjustments	(10.6)	22.2	11.6

Balance, December 20, 2009	—	—	—
Successor
Change during the period	0.7	0.8	1.5

Balance, December 31, 2009	0.7	0.8	1.5
Change during the period	1.6	(2.3)	(0.7)

Balance, December 31, 2010	$2.3	$(1.5)	$0.8

Foreign Currency Translation

The financial statements of subsidiaries outside the United States are measured using the foreign subsidiaries’ local currency as the functional currency. The Company translates the assets and liabilities of its foreign subsidiaries at the exchange rates in effect at year-end. Net sales, costs and expenses are translated using average exchange rates in effect during the year. Gains and losses from foreign currency translation are credited or charged to accumulated other comprehensive income (loss) included in stockholders’ investment in the accompanying consolidated balance sheet. Transaction gains and losses are recorded in selling, general and administrative expense, net.

Earnings Per Share

The Company calculates basic and diluted earnings (loss) per share (“EPS”) in accordance with ASC 260, “Earnings Per Share” (“ASC 260”). Basic earnings (loss) per share amounts are computed using the weighted average number of common shares outstanding during the period. Diluted earnings (loss) per share amounts are computed using the weighted average number of common shares outstanding and dilutive potential common shares outstanding during each period.

The reconciliation between basic and diluted earnings (loss) per share for the periods presented is as follows:

	Successor		Predecessor

			Jan. 1, 2009 -
	Jan. 1, 2010 -	Dec. 20, 2009 -	Dec. 19, 2009	Jan. 1, 2008 -
	Dec. 31, 2010	Dec. 31, 2009	(Restated)	Dec. 31, 2008
	(Dollar amounts in millions, except shares and per share data)
Net (loss) earnings	$(13.4)	$(3.4)	$195.3	$(780.7)

Weighted average common shares outstanding	15,000,000	15,000,000	3,000	3,000
Dilutive effect of stock options	—	—	—	—

Dilutive shares outstanding	15,000,000	15,000,000	3,000	3,000

Basic (loss) earnings per share	$(0.89)	$(0.23)	$65,100.00	$(260,233.33)

Diluted (loss) earnings per share	$(0.89)	$(0.23)	$65,100.00	$(260,233.33)

The effect of certain potential common share equivalents, including warrants, unvested restricted stock and stock options were excluded from the computation of diluted shares outstanding for the year ended December 31, 2010 and the 2009 Successor Period, as inclusion would have been anti-dilutive. A summary of these common share equivalents excluded from the year ended December 31, 2010 and the 2009 Successor Period is as follows:

	Successor
	Jan. 1, 2010 -	Dec. 20, 2009 -
	Dec. 31, 2010	Dec. 31, 2009

Warrants	789,474	789,474
Restricted stock	700,981	710,731
Stock options	780,981	710,731

Total	2,271,436	2,210,936

There were no potential common share equivalents outstanding during the Predecessor periods presented.

Earnings (loss) per share for the year ended December 31, 2010 and the 2009 Successor Period is not comparable to the 2009 Predecessor Period or the year ended December 31, 2008, as all Predecessor common stock was extinguished as part of the Company’s reorganization. See Note 2, “Reorganization Under Chapter 11 and Current Capital Structure”, and Note 3, “Fresh-Start Accounting (Restated)”.

Related Party Transactions

The Predecessor had a management agreement with an affiliate of Thomas H. Lee Partners, L.P. (“THL”) providing for certain financial and strategic advisory and consultancy services. The Predecessor expensed approximately $1.0 million and $2.0 million during the 2009 Predecessor Period and the year ended December 31, 2008, respectively, related to this management agreement. In connection with the Reorganization, the management agreement was terminated as of the Effective Date.

During the fourth quarter of 2008, certain executive officers of the Company invested with THL in the purchase of certain senior unsecured loans with accreted value of approximately $83.0 million issued by the Company’s former parent, NTK Holdings, Inc. As a result of the Reorganization, these executive officers received 6,606 shares of common stock and warrants exercisable for the purchase of 17,384 shares of common stock based upon their indirect pro rata ownership of such senior unsecured loans issued by NTK Holdings, Inc.

New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 which establishes additional disclosure requirements for fair value measurements. According to the guidance, the fair value hierarchy disclosures are to be further disaggregated by class of assets and liabilities. A class is often a subset of assets or liabilities within a line item in the statement of financial position. In addition, significant transfers between Levels 1 and 2 of the fair value hierarchy will be required to be disclosed. These additional requirements became effective January 1, 2010 for quarterly and annual reporting. These amendments did not have an impact on the Company’s results of operations or financial condition as this guidance relates only to additional disclosures (see “Fair Value”). In addition, the guidance requires more detailed disclosures of the changes in Level 3 instruments. These changes will be effective January 1, 2011 and are not expected to have a material impact on the Company’s consolidated financial statements.

In October 2009, the FASB issued ASU No. 2009-13 which amends revenue recognition guidance for arrangements with multiple deliverables. The new guidance eliminates the residual method of revenue recognition and allows the use of management’s best estimate of selling price for individual elements of an arrangement when vendor-specific objective evidence, vendor objective evidence or third-party evidence is unavailable. This guidance is effective for transactions entered into after January 1, 2011. The Company will adopt this guidance on January 1, 2011 and does not expect it to have a material impact on the Company’s consolidated financial statements.

In October 2009, the FASB issued ASU No. 2009-14 which amends the scope of existing software revenue recognition accounting. Tangible products containing software components and non-software components that function together to deliver the product’s essential functionality would be scoped out of the accounting guidance on software and accounted for based on other appropriate revenue recognition guidance. This guidance must be adopted in the same period that a company adopts ASU No. 2009-13 described in the preceding paragraph. Therefore, the Company will adopt this guidance on January 1, 2011 and does not expect it to have a material impact on the Company’s consolidated financial statements.

NOTE B —	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The consolidated financial statements include the accounts of Ergotron, Inc. and its majority owned subsidiaries. Significant intercompany balances and transactions have been eliminated in consolidation. Transactions in foreign currencies are translated into United States dollars at the exchange rates at the dates of transactions. Assets and liabilities denominated in foreign currencies are translated into United States dollars at the exchange rate at the balance sheet date. Revenue and expenses are translated at the average foreign exchange rate in effect for the period.

Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of accounts receivable.

Cash and Cash Equivalents

The Company considers all highly liquid temporary investments with an original maturity date of three months or less when purchased to be a cash equivalent. Cash and cash equivalents are stated at cost, which approximates market. The Company maintains cash balances in bank deposit accounts that may exceed the limits of, or not be covered by, federal depository insurance. The Company has not experienced any losses in such accounts. Management does not believe the Company is exposed to any significant credit risk related to cash balances. Checks written in excess of bank balances are included in accounts payable. At December 31, 2009, $2,990,061 was held in foreign banks in China, Japan, Canada, France, Germany, the United Kingdom and The Netherlands.

Comprehensive Income (Loss)

Comprehensive income (loss) represents net income adjusted for foreign currency translation adjustments and unrealized gain or loss on derivative instruments which is shown in the consolidated statements of changes in stockholders’ equity.

Accounts Receivable

The Company’s accounts receivable are due from customers in a variety of industries. The Company grants credit to customers in the normal course of business, but generally does not require collateral to support the amounts due. Accounts receivable are stated at amounts due from customers net of allowances for doubtful accounts, returns and sales price adjustments. Accounts outstanding longer than the contractual payment terms are considered past due.

The Company determines its allowance for doubtful accounts by considering a number of factors, including the length of time accounts receivable are past due, the Company’s previous loss history, the customer’s current ability to pay its obligation to the Company and the condition of the general economy and the industry as a whole. The Company writes off accounts receivable when they become uncollectible. The Company’s uncollectible accounts experience has been within management expectations.

Management estimates the allowances for returns and sales price adjustments at the time of sale based on contractual arrangements and historical experience and makes subsequent adjustments to its estimates as actual returns and price adjustments become known or the amounts are determinable.

Inventories

Inventories are stated at the lower of cost or market with cost determined on the first-in, first-out cost method (FIFO) or the average cost method which approximates FIFO.

Impairment of Long-Lived Assets

The Company policy is that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net undiscounted cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. There were no events in 2009 indicating an impairment analysis was required to be performed and, accordingly, there were no impairment charges during the year ended December 31, 2009.

Property, Plant and Equipment

The components of property, plant and equipment are carried at cost. For financial reporting purposes, the Company provides for depreciation using the straight-line method over the estimated useful lives of the assets. The estimated useful lives for leasehold improvements are the shorter of the estimated useful life or the related lease term. For tax purposes, the Company employs the most advantageous asset lives and methods of depreciation allowable in the tax jurisdictions that apply to individual assets. In general, depreciation amounts for tax purposes differ from the amounts for financial reporting purposes. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is recognized. The cost of maintenance and repairs is expensed as incurred while significant renewals and betterments are capitalized.

Goodwill

The Company tests recoverability of goodwill annually, or more frequently if impairment indicators arise. The Company has elected to perform its annual tests of goodwill impairment as of December 31 of each year. The Company uses a two-phase process for impairment testing of goodwill. The first phase screens for impairment, while the second phase (if necessary) measures the impairment. Based on the first phase test, the Company’s fair value exceeds the carrying value, resulting in no goodwill impairment as of December 31, 2009.

Patents

Patents are reported net of accumulated amortization of $2,627,918 as of December 31, 2009. Patents are amortized using the straight-line method over their estimated useful lives of seven years. Patent amortization expense charged to operations was $445,665 in 2009. The weighted-average remaining life of patents is approximately two years. Patent amortization expense for each of the years ending December 31, 2010 through 2011 is expected to be $445,665.

Income Taxes

Income tax amounts in the consolidated financial statements are provided to reflect the tax effects of transactions reported in the consolidated financial statements and consist of both currently payable and deferred income taxes. Deferred income taxes arise from temporary differences between the financial and tax bases of certain assets and liabilities. Temporary differences that result in deferred income taxes include allowance for doubtful accounts, inventory valuation, deferred compensation, stock-based compensation, reserve for warranty costs, accrued legal expenses and depreciation.

Effective January 1, 2009, the Company recognizes the financial statement benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit. For tax positions meeting the more likely than not threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement with the relevant tax authority. The Company recognized $1,000,000 of tax benefits for uncertain tax positions on January 1, 2009, as an adjustment to retained earnings. The December 31, 2009 liability for unrecognized tax benefits, not including accrued interest and penalties remained unchanged.

The total amount of interest and penalties recognized during 2009 in the Company’s consolidated statements of operations was $0. The total amount of interest and penalties recognized at December 31, 2009 in the Company’s consolidated balance sheets was $257,000. The Company recognizes interest and penalties related to unrecognized tax benefits in the provision for income taxes.

The amount of unrecognized tax benefits is not expected to significantly increase or decrease during the twelve months beginning January 1, 2010.

The Company files income tax returns in the United States federal jurisdiction and in various states and foreign jurisdictions. In most cases, the Company is no longer subject to United States federal, state, and local, or non-United States income tax examination by tax authorities for years before 2006.

Revenue Recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, title and risk of loss passes to the customer, generally upon shipment of goods, the price is fixed and collectibility is reasonably assured.

Shipping and handling charges billed to customers are included in sales. Shipping and handling costs incurred by the Company for the delivery of goods to customers are included in cost of goods sold. Sales and value added taxes are presented on a net basis and excluded from sales.

Warranty

The Company estimates warranty cost at the time of sale based on historical rates and trends and makes subsequent adjustments to its estimates as actual claims become known or the amounts are determinable. The Company had accrued warranties, included in accrued expenses, of $1,400,000 at December 31, 2009.

Product Development and Advertising

Product development and advertising costs are expensed as incurred. Product development costs were $4,847,445 in 2009. Advertising costs were $1,769,769 in 2009.

Stock-Based Compensation

The Company recognizes compensation expense for all share-based payment awards made to employees and non-employees in the consolidated statement of operations based on the fair value at the date of grant. Stock-based compensation expense is recognized on a straight-line basis over the vesting period for all awards, net of an estimated forfeiture rate, resulting in the recognition of compensation expense for only those shares expected to vest. Compensation expense is recognized for all awards over the vesting period to the extent the employees or non-employees meet the requisite service requirements, whether or not the award is ultimately exercised. Conversely when an employee or non-employee does not meet the requisite service requirements and forfeits the award prior to vesting, any compensation expense previously recognized for the award is reversed.

Derivative Instruments and Hedging Activities

The Company accounts for all derivatives, including those embedded in other contracts, to be recognized as either assets or liabilities and that those financial instruments be measured at fair value. The accounting for changes in the fair value of derivatives depends on their intended use and designation. The Company has interest rate swap agreements in conjunction with its credit agreement (Note F). The aggregate fair value liability of $144,000 is included in current maturities of other long term liabilities as of December 31, 2009.

Fair Value Measurements

The Company defines fair value as the price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. There are three levels of inputs that are used by the Company to measure fair value:

•	Level 1 — quoted prices in active markets for identical assets and liabilities

•	Level 2 — observable inputs other than quoted prices in active markets for identical assets and liabilities

•	Level 3 — unobservable inputs in which there is little or no market data available, which require the reporting entity to develop its own assumptions

The fair value of the Company’s interest rate swap agreements were determined based on Level 2 inputs.

Estimates

Preparing consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions regarding the reported amounts of assets and liabilities at the date of the consolidated financial statements, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of sales and expenses during the reporting period. Actual results could differ from those estimates.

Subsequent Events

The Company adopted requirements within ASC 855, Subsequent Events, which introduces new terminology, defines a date through which management must evaluate subsequent events, and lists the circumstances under which an entity must recognize and disclose events or transactions occurring after the balance sheet date.

The Company evaluated its 2009 consolidated financial statements for subsequent events through December 7, 2011 the date the financial statements were available to be issued. The Company is not aware of any subsequent events which would require recognition or disclosure in the consolidated financial statements, except for the acquisition of the Company by Nortek on December 17, 2010.

Other New Accounting Pronouncements

Other new accounting pronouncements that became effective during the period from January 1, 2010 to the acquisition date of December 17, 2010 were either not applicable to the Company or were not expected to have a material impact on the Company’s financial condition or results of operations. Subsequent to December 17, 2010, the Company became a wholly owned subsidiary of Nortek and is included in Nortek’s consolidated financial statements.

NOTE B —	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The consolidated financial statements include the accounts of Ergotron, Inc. and its majority owned subsidiaries. Significant intercompany balances and transactions have been eliminated in consolidation. Transactions in foreign currencies are translated into United States dollars at the exchange rates at the dates of transactions. Assets and liabilities denominated in foreign currencies are translated into United States dollars at the exchange rate at the balance sheet date.

Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of accounts receivable.

Cash and Cash Equivalents

The Company considers all highly liquid temporary investments with an original maturity date of three months or less when purchased to be a cash equivalent. Cash and cash equivalents are stated at cost, which approximates market. The Company maintains cash balances in bank deposit accounts that may exceed the limits of, or not be covered by, federal depository insurance. The Company has not experienced any losses in such accounts. Management does not believe the Company is exposed to any significant credit risk related to cash balances. Checks written in excess of bank balances are included in accounts payable. At December 31, 2008, $1,853,811 was held in foreign banks in China, Japan, Canada, France, Germany, the United Kingdom and The Netherlands.

Comprehensive Income (Loss)

Comprehensive income (loss) represents net income adjusted for foreign currency translation adjustments and unrealized gain or loss on derivative instruments which is shown in the consolidated statements of changes in stockholders’ equity.

Accounts Receivable

The Company’s accounts receivable are due from customers in a variety of industries. The Company grants credit to customers in the normal course of business, but generally does not require collateral to support the amounts due. Accounts receivable are stated at amounts due from customers net of allowances for doubtful accounts, returns and sales price adjustments. Accounts outstanding longer than the contractual payment terms are considered past due.

The Company determines its allowance for doubtful accounts by considering a number of factors, including the length of time accounts receivable are past due, the Company’s previous loss history, the customer’s current ability to pay its obligation to the Company and the condition of the general economy and the industry as a whole. The Company writes off accounts receivable when they become uncollectible. The Company’s uncollectible accounts experience has been within management expectations.

Management estimates the allowances for returns and sales price adjustments at the time of sale based on contractual arrangements and historical experience and makes subsequent adjustments to its estimates as actual returns and price adjustments become known or the amounts are determinable.

Inventories

Inventories are stated at the lower of cost or market with cost determined on the first-in, first-out cost method (FIFO) or the average cost method which approximates FIFO.

Impairment of Long-Lived Assets

The Company policy is that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net undiscounted cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. There were no events in 2008 or 2007 indicating an impairment analysis was required to be performed and, accordingly, there were no impairment charges during the years ended December 31, 2008 and 2007.

Property, Plant and Equipment

The components of property, plant and equipment are carried at cost. For financial reporting purposes, the Company provides for depreciation using the straight-line method over the estimated useful lives of the assets. The estimated useful lives for leasehold improvements are the shorter of the estimated useful life or the related lease term. For tax purposes, the Company employs the most advantageous asset lives and methods of depreciation allowable in the tax jurisdictions that apply to individual assets. In general, depreciation amounts for tax purposes differ from the amounts for financial reporting purposes. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is recognized. The cost of maintenance and repairs is expensed as incurred while significant renewals and betterments are capitalized.

Investment in Unconsolidated Affiliate

During 2005, the Company invested in a joint venture resulting in a 25% ownership interest. The Company acquired a controlling interest in the joint venture in July 2007. Prior to acquiring the controlling interest, the Company accounted for its investment in the joint venture in accordance with the equity method. Accordingly, the Company recognized income of $125,767 in 2007 for the Company’s share of joint venture operating results.

Goodwill

The Company tests recoverability of goodwill annually, or more frequently if impairment indicators arise. The Company has elected to perform its annual tests of goodwill impairment as of December 31 of each year. The Company uses a two-phase process for impairment testing of goodwill. The first phase screens for impairment, while the second phase (if necessary) measures the impairment. Based on the first phase test, the Company’s fair value exceeds the carrying value, resulting in no goodwill impairment as of December 31, 2008 and 2007.

Patents

Patents are reported net of accumulated amortization of $2,182,253 as of December 31, 2008. Patents are amortized using the straight-line method over their estimated useful lives of seven years. Patent amortization expense charged to operations was $445,665 in 2008 and 2007. The weighted-average remaining life of patents is approximately three years. Patent amortization expense for each of the years ending December 31, 2009 through 2011 is expected to be $445,665.

Income Taxes

Income tax amounts in the consolidated financial statements are provided to reflect the tax effects of transactions reported in the consolidated financial statements and consist of both currently payable and deferred income taxes. Deferred income taxes arise from temporary differences between the financial and tax bases of certain assets and liabilities. Temporary differences that result in deferred income taxes include allowance for doubtful accounts, inventory valuation, deferred compensation, stock-based compensation, reserve for warranty costs, accrued legal expenses and depreciation.

In December 2008, the Financial Accounting Standards Board issued FASB Staff Position (FSP) FIN 48-3, “Effective Date of FASB Interpretation No. 48 for Certain Nonpublic Enterprises.” FSP FIN 48-3 permits an entity within its scope to defer the effective date of FASB Interpretation 48 (Interpretation 48), Accounting for Uncertainty in Income Taxes, to its annual financial statements for fiscal years beginning after December 15, 2008. The Company has elected to defer the application of Interpretation 48 for the year ending December 31, 2008. The Company evaluates its uncertain tax positions using the provisions of FASB Statement 5, Accounting for Contingencies. Accordingly, a loss contingency is recognized when it is probable that a liability has been incurred as of the date of the financial statements and the amount of the loss can be reasonably estimated. The amount recognized is subject to estimate and management judgement with respect to the likely outcome of each uncertain tax position. The amount that is ultimately sustained for an individual uncertain tax position or for all uncertain tax positions in the aggregate could differ from the amount recognized.

The Company files income tax returns in the United States federal jurisdiction and in various states and foreign jurisdictions. In most cases, the Company is no longer subject to United States federal, state, and local, or non-United States income tax examination by tax authorities for years before 2005.

Revenue Recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, title and risk of loss passes to the customer, generally upon shipment of goods, the price is fixed and collectibility is reasonably assured.

Shipping and handling charges billed to customers are included in sales. Shipping and handling costs incurred by the Company for the delivery of goods to customers are included in cost of goods sold. Sales and value added taxes are presented on a net basis and excluded from sales.

Warranty

The Company estimates warranty cost at the time of sale based on historical rates and trends and makes subsequent adjustments to its estimates as actual claims become known or the amounts are determinable. The Company had accrued warranties, included in accrued expenses, of $575,000 at December 31, 2008.

Product Development and Advertising

Product development and advertising costs are expensed as incurred. Product development costs were $5,053,569 and $5,253,047 in 2008 and 2007, respectively. Advertising costs were $1,338,136 and $1,432,400 in 2008 and 2007, respectively.

Stock-Based Compensation

The Company recognizes compensation expense for all share-based payment awards made to employees and non-employees in the consolidated statement of operations based on the fair value at the date of grant. Stock-based compensation expense is recognized on a straight-line basis over the vesting period for all awards, net of an estimated forfeiture rate, resulting in the recognition of compensation expense for only those shares expected to vest. Compensation expense is recognized for all awards over the vesting period to the extent the employees or non-employees meet the requisite service requirements, whether or not the award is ultimately exercised. Conversely when an employee or non-employee does not meet the requisite service requirements and forfeits the award prior to vesting, any compensation expense previously recognized for the award is reversed.

Derivative Instruments and Hedging Activities

The Company accounts for all derivatives, including those embedded in other contracts, to be recognized as either assets or liabilities and that those financial instruments be measured at fair value. The accounting for changes in the fair value of derivatives depends on their intended use and designation. The Company has interest rate swap agreements in conjunction with its credit agreement (Note G). The aggregate fair value liability of $166,000 is included in other long-term liabilities as of December 31, 2008.

Fair Value Measurements

The Company defines fair value as the price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. There are three levels of inputs that are used by the Company to measure fair value:

•	Level 1 — quoted prices in active markets for identical assets and liabilities

•	Level 2 — observable inputs other than quoted prices in active markets for identical assets and liabilities

•	Level 3 — unobservable inputs in which there is little or no market data available, which require the reporting entity to develop its own assumptions

The fair value of the Company’s interest rate swap agreements were determined based on Level 2 inputs.

Estimates

Preparing consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions regarding the reported amounts of assets and liabilities at the date of the consolidated financial statements, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of sales and expenses during the reporting period. Actual results could differ from those estimates.

Acquisition of Affiliate	9 Months Ended	12 Months Ended
	Oct. 01, 2011	Dec. 31, 2010	Dec. 31, 2008 Ergotron, Inc
ACQUISITION OF AFFILIATE

(B)	ACQUISITIONS AND OTHER INVESTMENTS

On April 28, 2011, the Company, through wholly-owned subsidiaries, acquired all of the stock of TV One Broadcast Sales Corporation, Barcom (UK) Holdings Limited and Barcom Asia Holdings, LLC (collectively, “TV One”) for approximately $26.0 million. In connection with the acquisition of TV One, in the second quarter of 2011, the Company also incurred approximately $0.8 million of fees and expenses, which have been recorded in selling, general and administrative expense, net in the accompanying unaudited condensed consolidated statement of operations. TV One sells a complete range of video signal processing products for the professional audio/video and broadcast markets. TV One is included in the Company’s Technology Products segment. The Company has made preliminary estimates of the fair value of assets and liabilities of TV One, utilizing information available at the time that the Company’s unaudited condensed consolidated financial statements were prepared and these estimates are subject to refinement until all pertinent information has been obtained. The Company is in the process of finalizing the purchase accounting and final estimates of fair value of assets and liabilities, which is expected to be completed during the fourth quarter of 2011. Any changes to the estimates for these amounts or other final purchase accounting adjustments will be reflected as an adjustment to goodwill in the fourth quarter of 2011 when the purchase price calculation is finalized.

On March 21, 2011, the Company, through its wholly-owned subsidiary Huntair Middle East Holdings, Inc. (“Huntair”), acquired a forty-nine percent minority interest in Huntair Arabia, for approximately $5.3 million. Huntair Arabia is an operating joint venture between the Company and Alessa Advanced Projects Company (“Alessa”) in Saudi Arabia that was formed for purposes of trading, manufacturing, supplying, installing, and servicing commercial air conditioning and commercial air handling units in Saudi Arabia and certain other regions. The Company does not have a controlling financial interest and, therefore, is accounting for this investment under the equity method of accounting within the Commercial HVAC segment. In connection with its investment in Huntair Arabia, Huntair issued a 10 year note to Alessa for approximately $5.3 million. The note does not bear interest and as such, the Company has recorded the note, net of discount of approximately $0.8 million, on its accompanying unaudited condensed consolidated balance sheet at October 1, 2011.

On December 17, 2010, the Company acquired all of the outstanding stock of Ergotron, Inc. (“Ergotron”). Ergotron is a designer, manufacturer and marketer of innovative, ergonomic mounting and mobility products for computer monitors, notebooks and flat panel displays in the United States and other parts of the world. The estimated purchase price was approximately $299.3 million, consisting of cash payments totaling approximately $295.6 million, of which approximately $5.8 million was paid in the first nine months of 2011, and an estimated payable to the sellers of approximately $3.7 million related to the remaining estimated reimbursement of federal and state tax refunds due to Ergotron for the pre-acquisition period in 2010. The final amounts due for the reimbursement of federal and state tax refunds will be determined when the final pre-acquisition tax returns are filed and the refunds are collected, which is expected to occur in the fourth quarter of 2011. Any changes to the estimates for these amounts or other final purchase accounting adjustments will be reflected as an adjustment to goodwill in the fourth quarter of 2011 when the purchase price calculation is finalized.

Goodwill associated with the acquisition of Ergotron was recorded in the Technology Products segment, and the Company does not believe that any of the goodwill will be deductible for tax purposes. Due to revisions to the preliminary estimate of fair value, which primarily related to intangible assets, net of deferred tax consequences, the preliminary goodwill allocation related to Ergotron increased by approximately $0.5 million from $130.0 million as of December 31, 2010 to approximately $130.5 million as of October 1, 2011.

On July 6, 2010, the Company, through its wholly-owned subsidiary, Linear LLC acquired all of the issued and outstanding membership interests of Skycam, LLC (“Luxor”) for approximately $9.1 million (utilizing approximately $7.9 million of cash and issuing an unsecured 4% subordinated note in the amount of $1.2 million due January 2012). Luxor is an online retailer and distributor of security cameras and digital video recorders and is included in the Technology Products segment.

The acquisitions of TV One, Ergotron and Luxor contributed approximately $58.8 million to net sales and approximately $7.4 million (which includes depreciation and amortization of approximately $4.3 million) to operating earnings for the third quarter of 2011 and contributed approximately $169.3 million to net sales and approximately $12.1 million (which includes depreciation and amortization of approximately $20.8 million, including approximately $7.5 million relating to the amortization of fair value allocated to inventory) to operating earnings for the first nine months of 2011.

Contingent consideration of approximately $1.3 million was paid in the first quarter of 2010 related to the acquisition of certain entities. The Company does not anticipate paying any further contingent consideration for completed acquisitions as of October 1, 2011.

The following table presents a summary of the activity in goodwill by reporting segment for the first nine months of 2011:

	December 31,	Purchase	October 1,
	2010	Accounting(1)	2011
	(Amounts in millions)

Residential Ventilation Products (“RVP”):
Gross goodwill	$154.8	$—	$154.8
Impairment losses	—	—	—

Net RVP goodwill	154.8	—	154.8

Technology Products (“TECH”):
Gross goodwill	137.3	12.6	149.9
Impairment losses	—	—	—

Net TECH goodwill	137.3	12.6	149.9

Consolidated goodwill(2):
Gross goodwill	292.1	12.6	304.7
Impairment losses	—	—	—

Net consolidated goodwill	$292.1	$12.6	$304.7

(1)	Purchase accounting adjustments for TECH goodwill during the first nine months of 2011 relate to the acquisitions of Ergotron and TV One.

(2)	There was no goodwill allocated to the R-HVAC or C-HVAC reporting segments at either October 1, 2011 or December 31, 2010.

5.	ACQUISITIONS

On December 17, 2010, the Company acquired all of the outstanding stock of Ergotron, Inc. (“Ergotron). Ergotron is a designer, manufacturer and marketer of innovative, ergonomic mounting and mobility products for computer monitors, notebooks and flat panel displays in the United States and other parts of the world. The estimated purchase price was approximately $298.0 million, which consisted of a cash payment at the date of acquisition of approximately $289.8 million and an estimated payable to the sellers of approximately $8.2 million related to the final cash and working capital adjustment of approximately $0.4 million, as defined, and the estimated reimbursement of approximately $7.8 million for federal and state tax refunds due to Ergotron for the pre-acquisition period in 2010. The final cash and working capital adjustment of approximately $0.4 million was paid in the first quarter of 2011 and approximately $5.4 million of the estimated federal and state tax refunds due Ergotron was paid in the second quarter of 2011. The final amounts due for the reimbursement of federal and state tax refunds will be determined when the final pre-acquisition tax returns are filed and the refunds are collected, which is expected to occur in the third and fourth quarters of 2011. As discussed further below, any changes to the estimates for these amounts will be reflected as an adjustment to goodwill in 2011 when the purchase price calculation is finalized.

The Company selected December 31, 2010 as the date to record the acquisition of Ergotron as the effect of using December 31, 2010, instead of December 17, 2010, was not material to the Company’s financial condition or results of operations for fiscal 2010. Accordingly, the accompanying consolidated statement of operations for the year ended December 31, 2010 does not include any activity related to Ergotron for the period from December 18, 2010 to December 31, 2010.

The following is a summary of the preliminary purchase price allocation based on estimates of the fair value of assets and liabilities (amounts in millions):

Preliminary purchase price allocation:
Historical net assets of Ergotron(1)	$40.2
Increase in intangible assets to fair value	193.3
Increase in property and equipment to fair value	4.1
Increase in inventories to fair value	7.0
Other fair value adjustments, net	1.6
Prepaid and deferred income taxes, net	(78.2)
Goodwill	130.0

Estimated purchase price	$298.0

(1)	Includes current assets of approximately $67.4 million (including approximately $13.8 million of cash), property and equipment of approximately $12.2 million, intangible assets of approximately $0.4 million, other long-terms assets of approximately $0.6 million, current liabilities of approximately $(38.8) million and other long-term liabilities of approximately $(1.6) million.

The goodwill was recorded in the TECH reporting unit and the Company does not believe that any of the goodwill will be deductible for tax purposes (see Note 4, “Summary of Significant Accounting Policies”).

The Company has made preliminary estimates of the purchase price and the fair value of the assets and liabilities of Ergotron, including inventory, property and equipment, intangible assets, prepaid and deferred taxes, long-term tax reserves and related indemnification assets and contingent liabilities utilizing information available at the time that the Company’s consolidated financial statements were prepared and these estimates are subject to refinement until all pertinent information has been obtained. The Company will complete the following procedures, among others, prior to the issuance of the December 31, 2011 consolidated financial statements:

•	Make a final determination of the purchase price and the related payable to seller based on the final reimbursement for federal and state income tax refunds.

•	Finalize the appraisals of intangible assets and property and equipment.

•	Finalize the estimated fair value adjustment related to inventories.

•	Finalize the deferred tax analysis for prepaid and deferred income taxes, including determining the deferred tax consequences for any changes in the fair value adjustments discussed above.

The total preliminary fair value of intangible assets was approximately $193.7 million and the Company has determined that all of the intangible assets are subject to amortization and that they will have no residual value at the end of the amortization periods. The following is a summary of the estimated fair values and weighted average amortization period by intangible asset class (amounts in millions, except for useful lives):

		Weighted
		Average
		Remaining
	Fair Value	Useful Lives

Trademarks	$17.6	20.0
Developed Technology	18.7	13.0
Customer relationships	142.0	19.3
Others	15.4	6.1

	$193.7	17.7

In connection with the acquisition of Ergotron, the Company also incurred approximately $2.2 million of fees and expenses, which have been recorded in selling, general and administrative expense, net in the accompanying consolidated statement of operations.

The unaudited pro forma net sales, (net loss) and basic and diluted (loss) per share for the Company as a result of the acquisition of Ergotron for the year ended December 31, 2010 were approximately $2.1 billion, $(21.4) million, $(1.43) per share and $(1.43) per share, respectively. These amounts were determined assuming that the acquisition of Ergotron had occurred on January 1, 2010 and include the historical results of Ergotron for the year ended December 31, 2010 as well as pro forma adjustments to reflect (i) increased depreciation and amortization expense of approximately $18.3 million from the acquisition fair value adjustments, including approximately $7.0 million related to inventory fair value amortization, (ii) increased interest expense of approximately $25.3 million related to the amounts borrowed to fund the acquisition and (iii) other pro forma adjustments that the Company considered appropriate related to the acquisition of Ergotron. The approximately $2.2 million of transaction costs related to the acquisition of Ergotron for the year ended December 31, 2010 have been excluded from the unaudited pro forma net loss and basic and diluted loss per share. These pro forma amounts are not necessarily indicative of the amounts that would have been achieved had the acquisition taken place as of January 1, 2010, nor are they necessarily indicative of the results for future periods. The Company does not consider pro forma financial information for 2009 to be meaningful as a result of the Company’s adoption of fresh-start accounting in 2009.

On July 6, 2010, the Company, through its wholly-owned subsidiary, Linear LLC acquired all of the issued and outstanding membership interests of Skycam, LLC (“Luxor”) for approximately $9.1 million (utilizing approximately $7.9 million of cash and issuing an unsecured 4% subordinated note in the amount of $1.2 million due January 2012). Luxor is an on-line retailer and distributor of security cameras and digital video recorders. The acquisition of Luxor, which is included in the TECH segment, contributed approximately $4.2 million to net sales and approximately $0.2 million to operating earnings for the year ended December 31, 2010.

Pro forma results related to the Luxor acquisition have not been presented, as the effect is not significant to the Company’s consolidated operating results.

Contingent consideration of approximately $1.3 million was paid in 2010, $14.1 million was paid in 2009 and $32.7 million was paid in 2008 related to the acquisition of certain entities. The Company does not anticipate paying any further contingent consideration for completed acquisitions as of December 31, 2010.

NOTE C —	ACQUISITION OF AFFILIATE

In 2005, the Company entered into a joint venture agreement with Min Aik Technology Company Ltd (MAT) to form International Capital Holding Co., Ltd. (ICH) for the purpose of achieving low-cost manufacturing capabilities in The Peoples Republic of China for the manufacture of the Company’s products. Initially, the Company owned a 25% interest in ICH. On December 16, 2006, the Board of Directors of the Company approved a plan to acquire an additional 26% percent ownership in ICH in exchange for 80,000 shares of the Company’s Class A Common Stock. The purchase was completed in July 2007, which resulted in the Company owning a 51% controlling interest in ICH. The value of the stock as established by the Board of Directors on the date of the acquisition was $5.50 per share for a total price of $440,000. The Company’s Board of Directors approved a plan to acquire the remaining 49% of ICH in exchange for cash of $3,000,000, which was completed in December 2007. Upon the acquisition of the remaining ownership in the joint venture entity, the Company terminated the joint venture agreement with MAT. The acquisition of ICH gives the Company greater control over the manufacturing process and cost structure, and improves the strategic value of the Company’s supply chain.

Prior to acquiring the controlling interest in ICH, the Company had invested $775,000 in the joint venture and recorded income using the equity method totaling $125,767 for the six-month period ended June 30, 2007 for its 25% share of the joint venture’s annual operating results. The Company has been consolidating ICH’s financial information since July 2007.

The Company purchased finished goods and tooling totaling $22,965,124 from the joint venture during the six months ended June 30, 2007.

The 2007 acquisitions were accounted for as a step acquisition under the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 141, Business Combinations. The purchase price was allocated as follows:

Cash	$3,400,066
Accounts receivable (due from the Company)	13,746,023
Inventories	1,899,364
Other assets and property and equipment	1,819,612
Liabilities assumed	(16,307,666)
Less value of Company’s previous 25% interest	(1,039,829)

Net assets acquired and contributed	3,517,570
Less gain realized on acquisition	(77,570)

Total merger purchase price	$3,440,000

Segment Information	9 Months Ended	12 Months Ended	9 Months Ended	12 Months Ended
	Oct. 01, 2011	Dec. 31, 2010	Oct. 02, 2010 Ergotron, Inc	Dec. 31, 2009 Ergotron, Inc
SEGMENT INFORMATION

(E)	SEGMENT INFORMATION

The Company is a diversified manufacturer of innovative, branded residential and commercial building products, operating within four reporting segments:

•	the Residential Ventilation Products (“RVP”) segment,

•	the Technology Products (“TECH”) segment,

•	the Residential Air Conditioning and Heating Products (“R-HVAC”) segment and

•	the Commercial Air Conditioning and Heating Products (“C-HVAC”) segment.

Through these segments, the Company manufactures and sells, primarily in the United States, Canada and Europe, a wide variety of products for the remodeling and replacement markets, the residential and commercial new construction markets, the manufactured housing market and the personal and enterprise computer markets.

The Company’s performance is significantly impacted by the levels of residential replacement and remodeling activity, as well as the levels of residential and non-residential new construction. New residential and non-residential construction activity and, to a lesser extent, residential remodeling and replacement activity are affected by seasonality and cyclical factors such as interest rates, credit availability, inflation, consumer spending, employment levels and other macroeconomic factors, over which the Company has no control.

The RVP segment primarily manufactures and sells room and whole house ventilation and other products primarily for the professional remodeling and replacement markets, the residential new construction market and the do-it-yourself (“DIY”) market. The principal products sold by this segment include kitchen range hoods, exhaust fans (such as bath fans and fan, heater and light combination units) and indoor air quality products.

The TECH segment, formerly known as the Home Technology Products (“HTP”) segment, manufactures and distributes a broad array of products designed to provide convenience and security for residential and certain commercial applications. The principal product categories sold in this segment include audio/video distribution and control equipment, security and access control products, and digital display mounting and mobility products.

The R-HVAC segment manufactures and sells heating, ventilating and air conditioning systems for site-built residential and manufactured housing structures and certain commercial markets. The principal products sold by the segment are split-system and packaged air conditioners and heat pumps, air handlers, furnaces and related equipment.

The C-HVAC segment manufactures and sells heating, ventilating and air conditioning systems for custom-designed commercial applications to meet customer specifications. The principal products sold by the segment are large custom rooftop cooling and heating products.

The Company evaluates segment performance based on operating earnings before allocations of corporate overhead costs. Intersegment net sales and intersegment eliminations are not material for any of the periods presented. The financial statement impact of all purchase accounting adjustments, including intangible assets amortization and goodwill, are reflected in the applicable operating segment, which are the Company’s reporting units.

Unaudited net sales, operating earnings and (loss) earnings before benefit from income taxes for the Company’s reporting segments for the third quarter of 2011 and 2010 were as follows:

	For the Third Quarter of
	2011	2010
	(Dollar amounts
	in millions)

Net sales:
Residential ventilation products	$146.5	$146.0
Technology products	196.1	139.7
Residential HVAC products	98.0	119.0
Commercial HVAC products	111.2	91.9

Consolidated net sales	$551.8	$496.6

Operating earnings (loss):
Residential ventilation products	$4.1	$13.4
Technology products	13.6	13.9
Residential HVAC products	—	4.4
Commercial HVAC products	4.9	0.7

Subtotal	22.6	32.4
Executive retirement (Note L)	(0.2)	—
Unallocated, net	(8.4)	(5.7)

Consolidated operating earnings	14.0	26.7
Interest expense	(24.6)	(22.9)
Investment income	—	0.1

(Loss) earnings before benefit from income taxes	$(10.6)	$3.9

Unaudited net sales, operating earnings and loss before benefit from income taxes for the Company’s reporting segments for the first nine months of 2011 and 2010 were as follows:

	For the First Nine Months of
	2011	2010
	(Dollar amounts
	in millions)

Net sales:
Residential ventilation products	$447.9	$453.1
Technology products	534.0	349.4
Residential HVAC products	306.7	361.3
Commercial HVAC products	316.7	272.7

Consolidated net sales	$1,605.3	$1,436.5

Operating earnings (loss):
Residential ventilation products	$22.9	$43.2
Technology products	34.3	10.4
Residential HVAC products	4.7	18.6
Commercial HVAC products	5.1	5.3

Subtotal	67.0	77.5
Executive retirement (Note L)	(8.7)	—
Unallocated, net	(21.6)	(19.5)

Consolidated operating earnings	36.7	58.0
Interest expense	(81.0)	(69.9)
Loss from debt retirement	(33.8)	—
Investment income	0.1	0.1

Loss before benefit from income taxes	$(78.0)	$(11.8)

12.	SEGMENT INFORMATION AND CONCENTRATION OF CREDIT RISK

The Company is a diversified manufacturer of innovative, branded residential and commercial building products, operating within four reporting segments:

• the Residential Ventilation Products (“RVP”) segment,

•	the Technology Products (“TECH”) segment,

•	the Residential Air Conditioning and Heating Products (“R-HVAC”) segment and

•	the Commercial Air Conditioning and Heating Products (“C-HVAC”) segment.

Through these segments, the Company manufactures and sells, primarily in the United States, Canada and Europe, a wide variety of products for the remodeling and replacement markets, the residential and commercial new construction markets, the manufactured housing market and the personal and enterprise computer markets.

The Company’s performance is significantly impacted by the levels of residential replacement and remodeling activity, as well as the levels of residential and non-residential new construction. New residential and non-residential construction activity and, to a lesser extent, residential remodeling and replacement activity are affected by seasonality and cyclical factors such as interest rates, credit availability, inflation, consumer spending, employment levels and other macroeconomic factors, over which the Company has no control.

The RVP segment primarily manufactures and sells room and whole house ventilation and other products primarily for the professional remodeling and replacement markets, the residential new construction market and the do-it-yourself (“DIY”) market. The principal products sold by this segment include kitchen range hoods, exhaust fans (such as bath fans and fan, heater and light combination units) and indoor air quality products.

The TECH segment, formerly known as the Home Technology Products (“HTP”) segment, manufactures and distributes a broad array of products designed to provide convenience and security for residential and certain commercial applications. The principal product categories sold in this segment include audio/video distribution and control equipment, security and access control products, and digital display mounting and mobility products.

The R-HVAC segment manufactures and sells heating, ventilating and air conditioning systems for site-built residential and manufactured housing structures and certain commercial markets. The principal products sold by the segment are split-system and packaged air conditioners and heat pumps, air handlers, furnaces and related equipment.

The C-HVAC segment manufactures and sells heating, ventilating and air conditioning systems for custom-designed commercial applications to meet customer specifications. The principal products sold by the segment are large custom rooftop cooling and heating products.

Sales of the Company’s kitchen range hoods and exhaust fans within the RVP segment accounted for approximately 14.1% and 10.3%, respectively, of consolidated net sales for 2010, approximately 14.2% and 10.3%, respectively, of consolidated net sales in 2009 and approximately 15.0% and 10.2%, respectively, of consolidated net sales in 2008. Sales of the Company’s commercial air handlers within the C-HVAC segment accounted for approximately 11.8%, 11.3% and 12.5% of consolidated net sales in 2010, 2009 and 2008, respectively. No other single product class accounts for 10% or more of consolidated net sales.

The accounting policies of the segments are the same as those described in Note 4, “Summary of Significant Accounting Policies”. The Company evaluates segment performance based on operating earnings before allocations of corporate overhead costs. Intersegment net sales and intersegment eliminations are not material for any of the periods presented. The financial statement impact of all purchase accounting adjustments, including intangible assets amortization and goodwill, are reflected in the applicable operating segment, which are the Company’s reporting units. Unallocated assets consist primarily of cash and cash equivalents, marketable securities, prepaid and deferred income taxes, deferred debt expense and long-term restricted investments and marketable securities.

Net sales and operating earnings (loss) for the Company’s segments and pre-tax (loss) earnings for the Company are presented in the table that follows for the periods presented:

			Predecessor
	Successor		Jan. 1, 2009 -
	Jan. 1, 2010 -	Dec. 20, 2009 -	Dec. 19, 2009	Jan. 1, 2008 -
	Dec. 31, 2010	Dec. 31, 2009	(Restated)	Dec. 31, 2008
	(Amounts in millions)
Net sales:
Residential ventilation products	$602.7	$15.1	$567.9	$715.9
Technology products	463.6	13.3	387.5	514.1
Residential HVAC products	470.5	8.9	417.3	524.5
Commercial HVAC products	362.5	6.7	391.2	515.2

Consolidated net sales	$1,899.3	$44.0	$1,763.9	$2,269.7

Operating earnings (loss):
Residential ventilation products(1)	$56.1	$0.7	$53.3	$(391.9)
Technology products(2)	12.1	1.0	(275.0)	(39.2)
Residential HVAC products(3)	23.6	(0.8)	16.0	(176.8)
Commercial HVAC products(4)	5.7	(2.0)	41.7	34.2

Subtotal	97.5	(1.1)	(164.0)	(573.7)
Unallocated:
Pre-petition reorganization items	—	—	(22.5)	—
Loss contingency related to the Company’s indemnification of a lease guarantee	—	—	3.9	(6.4)
Unallocated, net(5)	(26.9)	(0.1)	(20.8)	(29.9)

Consolidated operating earnings (loss)	70.6	(1.2)	(203.4)	(610.0)
Interest expense	(95.7)	(3.6)	(135.6)	(134.7)
Loss from debt retirement	—	—	—	(9.9)
Investment income	0.1	—	0.2	0.8

(Loss) earnings before gain on reorganization items, net	(25.0)	(4.8)	(338.8)	(753.8)
Gain on reorganization items, net (Note 3)	—	—	619.1	—

(Loss) earnings before (benefit) provision for income taxes	$(25.0)	$(4.8)	$280.3	$(753.8)

(1)	In 2010, includes a reduction in warranty reserves of approximately $4.1 million due to the Company’s change in estimate of expected warranty claims, a decrease in product liability expense approximately $2.1 million as compared to 2009, and charge of approximately $1.9 million related to a product safety upgrade program. In 2009, includes approximately $1.9 million of severance charges related to certain reduction in workforce initiatives.

(2)	In 2010, includes approximately $4.5 million of severance and other charges related to the closure of certain facilities and a gain of approximately $3.0 million related to the reversal of a loss contingency reserve that was previously provided in 2009 related to one of the Company’s subsidiaries. In 2009, includes a loss contingency reserve of approximately $3.0 million related to one of the Company’s subsidiaries and valuation reserves of approximately $2.8 million related to certain assets of a foreign subsidiary that was shutdown in 2010.

(3)	In 2010, includes a decrease in product liability expense approximately $1.3 million as compared to 2009.

(4)	In 2010, includes a reduction in warranty reserves of approximately $0.7 million due to the Company’s change in estimate of expected warranty claims. In 2009, includes approximately $1.1 million of severance charges related to certain reduction in workforce initiatives implemented, approximately $1.3 million of expense related to early lease termination charges, and a gain of approximately $0.6 million related to the sale of assets related to one of the Company’s foreign subsidiaries.

(5)	In 2010, includes a non-cash share-based compensation expense of approximately $2.0 million, a gain of approximately $2.7 million relating to the reversal of a portion of a loss contingency reserve provided in prior periods, and approximately $2.2 million of fees and expenses associated with the acquisition of Ergotron. In 2009, includes a gain of approximately $0.7 million related to the favorable settlement of litigation.

See Note 2, “Reorganization Under Chapter 11 and Current Capital Structure”, Note 3, “Fresh-Start Accounting (Restated)”, Note 7, “Income Taxes”, and Note 11, “Commitments and Contingencies”, with respect to certain other income (expense) items affecting segment earnings (loss).

Depreciation expense, amortization expense and capital expenditures for the Company’s segments are presented in the table that follows for the periods presented:

	Successor		Predecessor
	Jan. 1, 2010 -	Dec. 20, 2009 -	Jan. 1, 2009 -	Jan. 1, 2008 -
	Dec. 31, 2010	Dec. 31, 2009	Dec. 19, 2009	Dec. 31, 2008
	(Amounts in millions)
Depreciation Expense:
Residential ventilation products	$16.2	$0.6	$13.1	$16.0
Technology products	5.9	0.2	5.7	6.3
Residential HVAC products	14.4	0.6	10.0	10.5
Commercial HVAC products	5.8	0.2	5.8	6.8
Unallocated	0.2	—	0.4	0.6

Consolidated depreciation expense	$42.5	$1.6	$35.0	$40.2

Amortization expense:
Residential ventilation products(1)	$18.4	$1.4	$7.0	$9.0
Technology products(2)	18.4	1.6	10.3	13.0
Residential HVAC products(3)	1.7	0.2	0.7	0.8
Commercial HVAC products(4)	10.7	1.4	4.7	5.3
Unallocated	—	—	—	0.3

Consolidated amortization expense	$49.2	$4.6	$22.7	$28.4

Capital Expenditures:
Residential ventilation products	$5.9	$0.1	$5.5	$10.5
Technology products	3.3	0.1	2.5	3.7
Residential HVAC products	3.0	—	1.4	6.3
Commercial HVAC products	7.3	0.3	8.5	4.9
Unallocated	0.3	—	—	—

Consolidated capital expenditures	$19.8	$0.5	$17.9	$25.4

(1)	Includes amortization of excess purchase price allocated to inventory recorded as a non-cash charge to cost of products sold of approximately $1.4 million, $0.9 million and $0.4 million for 2010, the 2009 Successor and 2009 Predecessor Periods, respectively.

(2)	Includes amortization of excess purchase price allocated to inventory recorded as a non-cash charge to cost of products sold of approximately $9.3 million and $1.2 million for 2010 and the 2009 Successor Period, respectively.

(3)	Includes amortization of excess purchase price allocated to inventory recorded as a non-cash charge to cost of products sold of approximately $0.8 million, $0.2 million, $0.1 million and $0.2 million for 2010, the 2009 Successor Period, the 2009 Predecessor Period and the Predecessor year ended December 31, 2008, respectively.

(4)	Includes amortization of excess purchase price allocated to inventory recorded as a non-cash charge to cost of products sold of approximately $0.7 million and $0.8 million for 2010 and the 2009 Successor Period, respectively.

Segment assets for the Company’s reporting segments are presented in the table that follows for the years ended December 31, 2010 and 2009:

	December 31,
	2010	2009
	(Amounts in millions)

Segment Assets:
Residential ventilation products	$706.8	$727.5
Technology products	762.9	338.7
Residential HVAC products	199.7	210.3
Commercial HVAC products	199.6	205.0

	1,869.0	1,481.5
Unallocated:
Cash and cash equivalents, including current restricted cash	57.8	90.9
Prepaid income taxes	16.9	25.4
Other assets, including long-term restricted investments and marketable securities	27.4	21.1

Consolidated assets	$1,971.1	$1,618.9

Foreign net sales were approximately 20.0%, 14.0%, 20.1% and 21.2% of consolidated net sales for the year ended December 31, 2010, the 2009 Successor Period, the 2009 Predecessor Period and the year ended December 31, 2008, respectively. Foreign net sales are attributed based on the location of the Company’s subsidiary responsible for the sale. Excluding financial instruments and deferred income taxes, foreign long-lived assets were approximately 11.4% and 13.7% of consolidated long-lived assets at December 31, 2010 and 2009, respectively.

The Company operates internationally and is exposed to market risks from changes in foreign exchange rates. Financial instruments, which potentially subject the Company to concentrations of credit risk, consist principally of temporary cash investments and trade receivables. The Company places its temporary cash investments with high credit quality financial institutions and limits the amount of credit exposure to any one financial institution. Concentrations of credit risk with respect to trade receivables are limited due to the large number of customers comprising the Company’s customer base and their dispersion across many different geographical regions. These risks are not significantly dissimilar among the Company’s four reporting segments. Accounts receivable from customers related to foreign operations was approximately 29.6% and 27.0% of total accounts receivable at December 31, 2010 and 2009, respectively.

No single customer accounts for 10% or more of consolidated net sales or accounts receivable.

NOTE D —	SEGMENT INFORMATION

The Company operates within two reporting segments:

•	The Company’s Branded segment offers digital display mounting and mobility product solutions to the consumer and commercial business markets.

•	The Company’s OEM and original design manufacturer (“ODM”) segment is a leading supplier of stands and lifts to OEM customers who manufacture liquid crystal displays.

The Company evaluates segment performance based on operating income. Intersegment net sales and intersegment eliminations are not material for any of the periods presented. Refer to Note E for a split of U.S. and foreign operations.

Unaudited sales, operating income and income before income tax expense for the Company’s reporting segments for the first nine months of 2010 and 2009 were as follows:

	For the Nine Months Ended
	Oct. 2, 2010	Oct. 3, 2009

Sales:
Branded products	$85,347,566	$67,262,048
ODM products	62,453,868	41,945,895

Consolidated net sales	$147,801,434	$109,207,943

Operating income:
Branded products	$15,603,193	$8,162,635
ODM products	5,804,772	4,089,150

Consolidated operating income	21,407,965	12,251,785
Interest expense	(202,570)	(339,520)
Interest income	78,053	22,704
Other, net	133,960	182,160

Income before income tax expense	$21,417,408	$12,117,129

NOTE P —	SEGMENT INFORMATION

The Company operates within two reporting segments:

•	The Company’s Branded segment offers digital display mounting and mobility product solutions to the consumer and commercial business markets.

•	The Company’s OEM and original design manufacturer (“ODM”) segment is a leading supplier of stands and lifts to OEM customers who manufacture liquid crystal displays.

The accounting policies of the segments are the same as those described in Note B. The Company evaluates segment performance based on operating income. Intersegment net sales and intersegment eliminations are not material for any of the periods presented. Unallocated assets consist primarily of cash and cash equivalents, income taxes receivable, current and long-term deferred income taxes and certain components of property, plant and equipment and other assets that are used by both segments. Refer to Note Q for a split of U.S. and foreign operations.

Sales, operating income, income before income tax expense, depreciation and amortization expense, and capital expenditures for the Company’s reporting segments for 2009 were as follows:

2009

Net sales:
Branded products	$91,971,825
ODM products	59,380,195

Consolidated net sales	$151,352,020

Operating income:
Branded products	$10,657,021
ODM products	5,879,630

Consolidated operating income	$16,536,651

Depreciation and Amortization Expense:
Branded products	$3,391,915
ODM products	1,402,781

Consolidated depreciation and amortization expense	$4,794,696

Capital expenditures:
Branded products	$2,147,661
ODM products	1,361,505
Unallocated	300,063

Consolidated capital expenditures	$3,809,229

Segment assets for the Company’s reporting segments as of December 31, 2009 were as follows:

2009

Segment Assets:
Branded products	$18,358,272
ODM products	25,924,650

44,282,922
Other unallocated assets(1)	19,398,409

Consolidated assets	$63,681,331

(1)	Includes certain cash, income tax receivables, deferred income taxes, patents, property, plant and equipment and other assets that are used by both segments.

Cash Flows	12 Months Ended
Dec. 31, 2010
Cash Flows [Abstract]
CASH FLOWS

6.	CASH FLOWS

The impact of changes in foreign currency exchange rates on cash was not material and has been included in Other, net in the accompanying consolidated statement of cash flows.

Interest paid was approximately $86.6 million, $0.1 million, $116.1 million and $118.5 million for the year ended December 31, 2010, the 2009 Successor Period, the 2009 Predecessor Period and the year ended December 31, 2008, respectively.

Net cash paid for acquisitions for the periods presented was as follows:

	Successor		Predecessor

	Jan. 1, 2010 -	Dec. 20, 2009 -	Jan. 1, 2009 -	Jan. 1, 2008 -
	Dec. 31, 2010	Dec. 31, 2009	Dec. 19, 2009	Dec. 31, 2008
	(Amounts in millions)
Fair value of assets acquired	$411.4	$—	$—	$—
Liabilities assumed or created	(127.5)	—	—	—

Net assets of businesses acquired	283.9	—	—	—
Payment of contingent consideration(1)	1.3	—	14.1	32.7

	$285.2	$—	$14.1	$32.7

(1)	Contingent consideration of approximately $1.3 million was earned in the 2009 Predecessor Period (see Note 5, “Acquisitions”) and was paid in February 2010. This amount is included in accrued expenses and taxes, net on the accompanying consolidated balance sheet at December 31, 2009 and has been excluded from the accompanying consolidated statement of cash flows for the 2009 Predecessor Period.

Significant non-cash financing activities excluded from the consolidated statement of cash flows, for the 2009 Predecessor Period, include the issuance of $753.3 million of the 11% Notes in exchange for the cancellation of $750.0 million of the 10% Notes plus all accrued interest expense as of December 17, 2009 of approximately $3.3 million in connection with the Chapter 11 proceedings (see Note 2, “Reorganization Under Chapter 11 and Current Capital Structure” and Note 8, “Notes, Mortgage Notes and Obligations Payable”). There were no significant non-cash investing activities for the 2009 Predecessor Period and no significant non-cash financing or investing activities for the year ended December 31, 2010, the 2009 Successor Period and the year ended December 31, 2008.

Income Taxes	9 Months Ended	12 Months Ended
	Oct. 01, 2011	Dec. 31, 2010	Dec. 31, 2009 Ergotron, Inc	Dec. 31, 2008 Ergotron, Inc
INCOME TAXES

(F)	INCOME TAXES

The Company provided for income taxes on an interim basis based upon the estimated annual effective tax rate for 2011 and 2010. The following reconciles the federal statutory income tax rate to the effective tax rate of approximately 29.4% and 72.0% for the first nine months of 2011 and 2010, respectively:

	For the First Nine Months of
	2011	2010

Income tax at the federal statutory rate	35.0%	35.0%
Net change from federal statutory rate:
Tax benefit from capitalized research and development costs	—	95.8
Increase in valuation allowance related to deferred tax assets	(8.6)	(53.3)
(Increase) decrease in uncertain tax positions, including interest	(0.5)	9.9
State income tax benefit, net of federal income tax effect	4.8	(2.2)
Tax effect resulting from foreign activities	(0.4)	(10.8)
Non-deductible expenses	(0.8)	(1.2)
Other, net	(0.1)	(1.2)

Income tax at effective rate	29.4%	72.0%

The increase in valuation allowance relates to losses of certain foreign subsidiaries and losses in certain domestic jurisdictions. The Company has determined that based on the history of losses at these subsidiaries, a valuation allowance is required for these loss carry-forwards since it is more likely than not that these loss carry-forwards will not be realized.

As of January 1, 2011, the Company had a liability of approximately $21.2 million for unrecognized tax benefits related to various federal, foreign and state income tax matters. As a result of additional provisions to the reserve during the first nine months of 2011, the liability for uncertain tax positions at October 1, 2011 was approximately $23.3 million. The liability for uncertain tax positions is included in other long-term liabilities on the accompanying unaudited condensed consolidated balance sheet. The corresponding amount of gross uncertain tax benefits was approximately $24.3 million and $21.9 million at October 1, 2011 and December 31, 2010, respectively.

The amount of uncertain tax positions that will impact the Company’s effective tax rate is approximately $13.0 million. The difference between the total amount of uncertain tax positions and the amount that will impact the effective tax rate represents the federal tax effect of state tax items and items that offset temporary differences.

As of October 1, 2011, the Company had approximately $1.7 million in unrecognized benefits relating to various state tax issues, for which the statute of limitations is expected to expire in the fourth quarter of 2011.

As of December 31, 2010, the Company had accrued liabilities of approximately $3.0 million for interest related to uncertain tax positions. As of October 1, 2011, the total amount of accrued interest related to uncertain tax positions was approximately $4.0 million. The Company accounts for interest and penalties related to uncertain tax positions as part of its provision for federal and state taxes.

7.	INCOME TAXES

The following is a summary of the components of (loss) earnings before (benefit) provision for income taxes for the periods presented:

	Successor		Predecessor

			Jan. 1, 2009 -
	Jan. 1, 2010 -	Dec. 20, 2009 -	Dec. 19, 2009	Jan. 1, 2008 -
	Dec. 31, 2010	Dec. 31, 2009	(Restated)	Dec. 31, 2008
		(Amounts in millions)
Domestic	$(28.8)	$(4.3)	$266.3	$(777.4)
Foreign	3.8	(0.5)	14.0	23.6

	$(25.0)	$(4.8)	$280.3	$(753.8)

The following is a summary of the (benefit) provision for income taxes included in the accompanying consolidated statement of operations for the periods presented:

	Successor		Predecessor

	Jan. 1, 2010 -	Dec. 20, 2009 -	Jan. 1, 2009 -	Jan. 1, 2008 -
	Dec. 31, 2010	Dec. 31, 2009	Dec. 19, 2009	Dec. 31, 2008
	(Amounts in millions)
Federal income taxes:
Current	$0.3	$—	$0.7	$—
Deferred	(18.8)	(1.3)	65.2	11.1

	(18.5)	(1.3)	65.9	11.1
Foreign	6.5	0.1	10.4	14.0
State	0.4	(0.2)	8.7	1.8

	$(11.6)	$(1.4)	$85.0	$26.9

Income tax payments, net of refunds, in the year ended December 31, 2010, the 2009 Successor Period, the 2009 Predecessor Period and the year ended December 31, 2008 were approximately $18.4 million, $0.2 million, $12.8 million and $10.7 million, respectively.

The table that follows reconciles the federal statutory income tax dollar amount to the actual income tax (benefit) provision for the periods presented.

	Successor		Predecessor

			Jan. 1, 2009 -
	Jan. 1, 2010 -	Dec. 20, 2009 -	Dec. 19, 2009	Jan. 1, 2008 -
	Dec. 31, 2010	Dec. 31, 2009	(Restated)	Dec. 31, 2008
		(Amounts in millions)
Income tax at the federal statutory rate	$(8.8)	$(1.7)	$98.1	$(263.8)
Net change from statutory rate:
Impact of fresh-start accounting adjustments and debt forgiveness	—	—	(97.8)	—
State income tax provision, net of federal income tax effect	0.3	(0.1)	5.7	1.8
Goodwill impairment	—	—	68.8	244.4
Increase in valuation allowance	5.1	—	—	35.4
Non-deductible expenses, net	2.8	—	—	1.0
Tax effect resulting from foreign activities and foreign dividends	0.2	0.4	10.4	11.1
Uncertain tax positions	(1.8)	—	(0.2)	(3.3)
Tax benefit for capitalized R&D costs	(9.9)	—	—	—
Other, net	0.5	—	—	0.3

	$(11.6)	$(1.4)	$85.0	$26.9

The table that follows reconciles the federal statutory income tax rate to the effective tax rate for the periods presented:

	Successor		Predecessor

			Jan. 1, 2009 -
	Jan. 1, 2010 -	Dec. 20, 2009 -	Dec. 19, 2009	Jan. 1, 2008 -
	Dec. 31, 2010	Dec. 31, 2009	(Restated)	Dec. 31, 2008
Effective tax rate%:
Income tax at the federal statutory rate	35.0%	35.0%	35.0%	35.0%
Net change from statutory rate:
Impact of fresh-start accounting adjustments and debt forgiveness	—	—	(34.9)	—
State income tax provision, net of federal income tax effect	(1.0)	2.1	2.0	(0.2)
Goodwill impairment	—	—	24.5	(32.4)
Increase in valuation allowance	(20.2)	—	—	(4.7)
Non-deductible expenses, net	(11.2)	—	—	(0.1)
Tax effect resulting from foreign activities and foreign dividends	(0.9)	(8.3)	3.7	(1.5)
Uncertain tax positions	7.1	—	—	0.4
Tax benefit for capitalized R&D costs	39.7	—	—	—
Other, net	(2.1)	0.4	—	(0.1)

	46.4%	29.2%	30.3%	(3.6)%

The tax effect of temporary differences which give rise to significant portions of deferred income tax assets and liabilities as of December 31, 2010 and 2009 are as follows:

	December 31,
	2010	2009
	(Amounts in millions)

Prepaid Income Tax Assets (classified current)
Arising From:
Accounts receivable	$4.9	$4.3
Inventories	(4.8)	(3.7)
Insurance reserves	2.9	4.9
Warranty accruals	9.5	9.7
Valuation allowances	(1.0)	—
Other reserves and assets, net	5.4	10.2

	$16.9	$25.4

Deferred Income Tax Assets (Liabilities)
(classified non-current)
Arising From:
Property and equipment, net	$(25.6)	$(27.6)
Intangible assets, net	(236.8)	(166.0)
Pension and other benefit accruals	14.4	13.4
Insurance reserves	20.5	9.0
Warranty accruals	9.7	7.7
Net loss and credit carry forwards	17.1	23.8
Other reserves and assets, net	23.3	7.5
Valuation allowance	(20.4)	(27.4)
Tax deductible Goodwill	45.1	47.0

	$(152.7)	$(112.6)

In connection with the filing of the Company’s U.S. federal tax return for the period ended December 17, 2009 in the third quarter of 2010, the Company made an election to capitalize for tax purposes research and development costs. This election resulted in the creation of a deferred tax asset that will be amortized over a 10 year period. As a result of this election, the Company recorded a deferred tax benefit of approximately $10.9 million, including a state tax benefit of approximately $1.0 million, in 2010.

As of December 31, 2009, as a result of income and related deferred tax liabilities recognized through fresh-start accounting, the Company determined that a valuation allowance was no longer required for most of its domestic deferred tax assets. The Company has sufficient reversing deferred tax liabilities available so that it is more likely than not that its deferred tax assets will be realized. The Company continues to maintain a valuation allowance for foreign net operating loss carryforwards, certain state net operating loss carryforwards and for certain deferred tax assets that, if recognized, would result in capital losses. The current year net decrease in the valuation allowance is primarily related to current year losses of certain foreign subsidiaries and losses in certain domestic jurisdictions, offset by a decrease in the valuation allowance related to a write-off of net operating losses and corresponding valuation allowance in connection with the shutting down of the Company’s subsidiary, Imerge Limited . The Company has determined that based on the history of losses at these subsidiaries, a valuation allowance is required for these loss carry-forwards since it is more likely than not that these loss carry-forwards will not be realized.

As of December 17, 2009, all of the Company’s federal net operating losses and federal credit carryforwards had been reduced to zero by the income from the discharge of indebtedness that was excluded from federal taxable income.

At December 31, 2010, the Company has not provided United States income taxes or foreign withholding taxes on unremitted foreign earnings of approximately $53.5 million as those amounts are considered indefinitely invested. The Company has provided U.S. income taxes and foreign withholding taxes on approximately $8.4 million of unremitted foreign earnings which are not indefinitely invested.

The Company has approximately $49.1 million of foreign net operating loss carry-forwards that if utilized would offset future foreign tax payments. Approximately $22.6 million of these foreign net operating losses have an indefinite carry-forward period and the remaining foreign net operating losses will expire at various times beginning in 2013.

A reconciliation of the beginning and ending amounts of unrecognized tax benefits for the years ended December 31, 2010 and 2009 is as follows:

	December 31,
	2010	2009
	(Amounts in millions)

Balance at January 1,	$22.9	$28.6
Gross increases related to positions taken in the current year	1.9	4.7
Gross increases related to positions taken in prior periods	—	1.4
Increases related to acquisitions	3.4	—
Decreases related to adjustment of prior period items	—	(2.2)
Decreases related to settlements with taxing authorities	(2.1)	—
Decreases related to fresh-start accounting adjustments	—	(5.6)
Decreases due to lapse of statutes of limitation related to state tax and foreign items	(4.2)	(4.0)

Balance at December 31,	$21.9	$22.9

As of January 1, 2010, the Company had a liability of approximately $22.0 million for unrecognized tax benefits related to various federal, foreign and state income tax matters. As a result of additional provisions to the reserve during the year ended December 31, 2010 and reversals discussed below, the liability for uncertain tax positions at December 31, 2010 was approximately $21.2 million. The liability for uncertain tax positions is included in other long-term liabilities on the accompanying consolidated balance sheet. The corresponding amount of gross uncertain tax benefits was approximately $21.9 million and $22.9 million at December 31, 2010 and 2009, respectively.

The amount of uncertain tax positions that will impact the Company’s effective tax rate is approximately $11.2 million. The difference between the total amount of uncertain tax positions and the amount that will impact the effective tax rate represents the federal tax effect of state tax items and items that offset temporary differences.

As of December 31, 2010, the Company has approximately $2.4 million in unrecognized benefits relating to various state tax issues, for which the statute of limitations is expected to expire in 2011. The current period tax provision includes a reversal of approximately $4.2 million of state reserves as a result of the lapsing of the statute of limitations during the year.

As of December 31, 2009, the Company had accrued liabilities of approximately $3.8 million for interest related to uncertain tax positions. As of December 31, 2010, the total amount of accrued interest related to uncertain tax positions was approximately $3.0 million. The Company accounts for interest and penalties related to uncertain tax positions as part of its provision for federal and state taxes. The Company has included a benefit of approximately $0.7 million as part of its 2010 tax provision related to a reduction of interest on uncertain tax positions and also made interest payments of approximately $0.1 million. Included in the Company’s 2009 and 2008 tax provisions are benefits of approximately $0.7 million and $1.6 million, respectively, related to reductions in interest on uncertain tax positions.

In the third quarter of 2010, the Company reached a settlement related to an income tax and VAT audit related to one of its foreign subsidiaries. The total amount that the Company paid in connection with this settlement was approximately $1.7 million, of which approximately $0.9 million related to income taxes and approximately $0.8 million related to VAT. The approximate $0.8 million related to VAT was recorded within selling, general and administrative expense, net in the accompanying 2010 consolidated statement of operations. The Company had previously established income tax reserves for these uncertain income tax positions totaling approximately $2.3 million, including interest. The income tax provision for the year ended December 31, 2010 includes a reduction in these reserves of approximately $1.4 million.

The Company and its subsidiaries federal, foreign and state income tax returns are generally subject to audit for all tax periods beginning in 2007 through the present year.

NOTE H —	INCOME TAXES

Income tax expense consisted of the following for the year ended December 31:

2009

Current:
Federal	$2,247,880
State and foreign	1,502,454

Current portion of income tax expense	3,750,334

Deferred:
Federal	1,233,020
State and foreign	121,292

Deferred portion of income tax expense	1,354,312

$5,104,646

A reconciliation of income tax expense to the amount computed using the U.S. federal statutory tax rate of 34% is as follows for the year ended December 31:

2009

Income taxes computed at the statutory rate of 34%	$5,629,047
State and foreign income taxes — net of federal benefit	(555,409)
Excluded foreign income	577
Patent amortization	155,983
Research and development credits	(175,000)
Stock-based compensation	65,391
Other	(15,943)

Total income tax expense	$5,104,646

Amounts and types of temporary differences creating current and non-current deferred income tax assets and liabilities are as follows at December 31:

2009

Current:
Royalties and compensation	$139,920
Accounts receivable allowances	866,922
Accrued warranty and accounts payable	539,104
Inventory valuation	480,033
Other	(99,225)

Net deferred income tax asset	$1,926,754

Non-current:
Depreciation	$379,145
Net operating losses of foreign subsidiaries	33,998
Amortization	46,263

Net deferred income tax asset	$459,406

NOTE I —	INCOME TAXES

Income tax expense (benefit) consisted of the following for the year ended December 31:

	2008	2007

Current:
Federal	$1,217,293	$2,321,573
State and foreign	1,273,031	145,848

Current portion of income tax expense	2,490,324	2,467,421

Deferred:
Federal	(1,969,929)	36,427
State and foreign	(249,424)	152

Deferred portion of income tax expense (benefit)	(2,219,353)	36,579

	$270,971	$2,504,000

A reconciliation of income tax expense to the amount computed using the U.S. federal statutory tax rate of 34% is as follows for the year ended December 31:

	2008	2007

Income taxes computed at the statutory rate of 34%	$600,168	$2,780,622
State and foreign income taxes — net of federal benefit and change in valuation allowance	(278,394)	(3,372)
Excluded foreign income	(57,469)	(278,974)
Patent amortization	151,526	151,526
Research and development credits	(299,522)	(122,000)
Stock-based compensation	56,703	(159,843)
Other	97,959	136,041

Total income tax expense	$270,971	$2,504,000

Amounts and types of temporary differences creating current and non-current deferred income tax assets and liabilities are as follows at December 31:

2008

Current:
Royalties and compensation	$175,556
Accounts receivable allowances	879,686
Accrued warranty and accounts payable	1,020,869
Inventory valuation	484,109
Other	(264,268)

Net deferred income tax asset	$2,295,952

Non-current:
Deferred compensation	$85,694
Depreciation	(106,019)
Accounts payable	1,314,127
Net operating losses of foreign subsidiaries	42,390
Amortization	56,327

Net deferred income tax asset	$1,392,519

Management established a valuation allowance for net operating losses of a foreign subsidiary at December 31, 2007 as the realization of the related future tax benefits was uncertain. During 2008, the nature of the business activities of the subsidiary changed resulting in the lapse of any future tax benefit of the losses under the laws of the applicable tax jurisdiction.

Inventories (Ergotron, Inc)	9 Months Ended	12 Months Ended
	Oct. 02, 2010	Dec. 31, 2009	Dec. 31, 2008
Ergotron, Inc
INVENTORIES

NOTE B —	INVENTORIES

Inventories consisted of the following at October 2, 2010:

2010

Raw materials and packaging	$4,933,491
Work-in-process	146,549
Finished goods	12,325,145

Total inventories	$17,405,185

NOTE D —	INVENTORIES
  Inventories consisted of the following at December 31:

2009

Raw materials and packaging	$2,871,462
Work-in-process	25,450
Finished goods	9,083,091

Total inventories	$11,980,003

NOTE E —	INVENTORIES

Inventories consisted of the following at December 31, 2008:

2008

Raw materials and packaging	$6,241,518
Work-in-process	82,922
Finished goods	9,890,233

Total inventories	$16,214,673

Notes, Mortgage Notes and Obligations Payable	9 Months Ended	12 Months Ended
	Oct. 01, 2011	Dec. 31, 2010	Dec. 31, 2009 Ergotron, Inc	Dec. 31, 2008 Ergotron, Inc
NOTES, MORTGAGE NOTES AND OBLIGATIONS PAYABLE

(G)	NOTES, MORTGAGE NOTES AND OBLIGATIONS PAYABLE

On April 26, 2011, the Company successfully completed the private placement of $500.0 million in aggregate principal amount of 8.5% Senior Notes due 2021 (the “8.5% Notes”). The Company also entered into a new senior secured term loan with a final maturity in 2017 and optional interest rates at the election of the Company, including LIBOR, as defined in the agreement, plus 4.0% with a LIBOR floor of 1.25% (the “Term Loan Facility”). The Company borrowed $350.0 million aggregate principal under the Term Loan Facility at a 5.25% interest rate on April 26, 2011, which resulted in net proceeds to the Company of approximately $348.2 million, after deducting an original issue discount of approximately $1.8 million. The Company received approximately $827.3 million of net proceeds in connection with the issuance of the 8.5% Notes and Term Loan Facility, after deducting approximately $20.9 million of underwriting commissions and legal, accounting and other expenses incurred. As discussed further below, the Company used approximately $825.0 million of these net proceeds to repurchase or redeem all of the Company’s 11% Senior Secured Notes, which included approximately $753.3 million of aggregate outstanding principal balance, approximately $37.8 million of tender and redemption premiums and approximately $33.9 million of accrued but unpaid interest as of the redemption dates. Net cash from these debt transactions of approximately $2.3 million was retained by the Company for general corporate purposes.

The following is a summary of sources and uses in the second quarter of 2011 related to these debt transactions:

(Amounts in millions)

Sources:
Proceeds from issuance of the 8.5% Notes	$500.0
Proceeds from Term Loan Facility after deducting original issue discount of approximately $1.8 million	348.2

Total sources	848.2

Uses:
Repurchase or redemption of 11% Notes	(753.3)
Tender and redemption premiums for 11% Notes	(37.8)
Accrued and unpaid interest through the date of tender or redemption	(33.9)

Subtotal — 11% Notes repurchase or redemption	(825.0)
Underwriting commissions and legal, accounting and other expenses	(20.9)

Total uses	(845.9)

Net cash to Nortek	$2.3

During the second quarter of 2011, the Company used approximately $731.1 million of the net proceeds to repurchase approximately 88.5% or approximately $666.6 million aggregate principal amount of the 11% Notes through a tender offer in accordance with the terms of the Company’s purchase and consent solicitation statement dated April 12, 2011 (the “Tender Offer”), which was completed on April 26, 2011. The Tender Offer entitled the holders of the 11% Notes to receive $1,052.50 per $1,000 in principal amount, plus accrued and unpaid interest, and resulted in a supplemental indenture to the 11% Notes, which substantially eliminated all affirmative and restrictive covenants and certain events of default under the indenture and provided for a shorter notice period in connection with a voluntary redemption. The Company used approximately $93.9 million to discharge its remaining obligations under the 11% Note indenture (approximately $86.7 million aggregated principal amount) through a deposit in trust funds sufficient to pay and discharge all remaining indebtedness, including accrued and unpaid interest, on the 11% Notes in conjunction with the notices of redemption sent to the remaining holders of the 11% Notes. Under the terms of the supplemental indenture to the 11% Notes, the Company was permitted to redeem $75.0 million aggregate principal amount at 103%, plus accrued and unpaid interest, and the remaining $11.7 million aggregate principal amount at 105%, plus accrued and unpaid interest.

As certain holders of the new 8.5% Notes and Term Loan Facility had previously held the 11% Notes up to the time of their repurchase or redemption, in accordance with Accounting Standards Codification 470-50, “Debt Modifications and Extinguishments” (“ASC 470-50”), the Company determined that, of the total approximately $60.5 million of original issue discounts, underwriting commissions, legal, accounting and other expenses and tender and redemption premiums, approximately $33.8 million should be recorded as a loss on debt retirement and that approximately $11.2 million and $15.5 million should be recorded as deferred debt expense and debt discount, respectively, and amortized over the lives of the respective debt instruments. The approximately $11.2 million of deferred debt expense was allocated approximately $6.3 million to the 8.5% Notes and approximately $4.9 million to the Term Loan Facility. The approximately $15.5 million of debt discount was allocated approximately $7.2 million to the 8.5% Notes and approximately $8.3 million to the Term Loan Facility.

8.5% Senior Notes due 2021

The 8.5% Notes are unconditionally guaranteed on a senior unsecured basis by each of the Company’s current and future domestic restricted subsidiaries that guarantee any of the Company’s other indebtedness. Interest on the 8.5% Notes accrues at the rate of 8.5% per annum and is payable semi-annually in arrears on April 15 and October 15, commencing on October 15, 2011, until maturity. Interest on the 8.5% Notes accrues from the date of original issuance or, if interest has already been paid, from the date it was most recently paid. Interest is computed on the basis of a 360-day year comprised of twelve 30-day months.

At any time prior to April 15, 2014, the Company may redeem up to 35% of the aggregate principal amount of the 8.5% Notes with the net cash proceeds from certain equity offerings (as defined) at a redemption price of 108.5% plus accrued and unpaid interest, provided that at least 65% of the original aggregate principal amount of the 8.5% Notes remains outstanding after the redemption and the redemption occurs within 90 days of the date of the closing of such equity offerings (as defined). On or after April 15, 2016, the 8.5% Notes are redeemable at the option of the Company, in whole or in part, at any time and from time to time, on or after April 15, 2016 at 104.25%, declining to 102.125% on April 15, 2017, declining to 101.063% on April 15, 2018 and further declining to 100.0% on April 15, 2019.

In addition, at any time and from time to time prior to April 15, 2016, the Company may redeem all or any portion of the 8.5% Notes outstanding at a redemption price equal to (a) 100% of the aggregate principal amount of the 8.5% Notes to be redeemed together with accrued and unpaid interest to such redemption date, plus (b) the “Make Whole Amount”. The “Make Whole Amount” means, with respect to the 8.5% Notes at any redemption date, the greater of (i) 1.0% of the principal amount of the 8.5% Notes and (ii) the excess, if any, of (a) an amount equal to the present value of (1) the redemption price of the 8.5% Notes at April 15, 2016 plus (2) the remaining scheduled interest payments of the 8.5% Notes to be redeemed to April 15, 2016, computed using a discount rate equal to the Treasury Rate plus 0.5%, over (b) the principal amount of the 8.5% Notes to be redeemed.

Pursuant to the registration rights agreement with the initial purchasers of the 8.5% Notes, the Company has agreed it will use reasonable best efforts to file and cause to become effective a registration statement with respect to an offer to exchange the 8.5% Notes for a new series of registered notes with substantially similar terms or file and cause to become effective a shelf registration statement with respect to the 8.5% Notes on or before the 390th day after the issuance date of the 8.5% Notes. If the Company is not in compliance with this obligation, special interest will accrue at a rate of 0.25% per annum during the 90-day period immediately following the occurrence of the registration default and will increase by 0.25% per annum at the end of each subsequent 90-day period, but in no event will the special interest rate exceed 1.00% per annum.

The indenture governing the 8.5% Notes contains certain restrictive financial and operating covenants including covenants that restrict, among other things, the payment of cash dividends, the incurrence of additional indebtedness, the making of certain investments, mergers, consolidations and the sale of assets (all as defined in the indenture and other agreements).

Term Loan Facility

The Term Loan Facility is repayable in quarterly installments of $875,000 with a balloon payment for the remaining balance due on April 26, 2017.

The Term Loan Facility provides that, after April 26, 2011, the Company may request additional tranches of term loans in an aggregate amount not to exceed $200.0 million. Availability of such additional tranches of term loans will be subject to the absence of any default, a pro forma secured leverage ratio test and, among other things, the receipt of commitments by existing or additional financial institutions.

Loans under the Term Loan Facility bear interest, at the Company’s option, at a rate per annum equal to either (1) base rate (as defined in the credit agreement governing the Term Loan Facility) or (2) LIBOR (as defined in the credit agreement governing the Term Loan Facility), in each case plus an applicable margin. The weighted average interest rate under the Term Loan Facility at October 1, 2011 was 5.25%.

The credit agreement governing the Company’s Term Loan Facility requires the Company to prepay outstanding term loans, subject to certain exceptions, with:

•	50% (subject to reduction to 25% and 0% based upon the Company’s secured leverage ratio) of the Company’s annual excess cash flow, commencing with the fiscal year ended December 31, 2012;

•	100% of the net cash proceeds of certain asset sales and casualty and condemnation events, subject to reinvestment rights and certain other exceptions; and

•	100% of the net cash proceeds of any issuance of debt, other than debt permitted under the Term Loan Facility.

Certain voluntary prepayments on or prior to the first anniversary of the closing of the Term Loan Facility are subject to a call premium of 1%. Otherwise, the Company may voluntarily prepay outstanding loans at any time without premium or penalty other than customary “breakage” costs with respect to LIBOR loans.

The Term Loan Facility agreement contains certain restrictive financial and operating covenants, including covenants that restrict the Company’s ability and the ability of its subsidiaries to complete acquisitions, pay dividends, incur indebtedness, make investments, sell assets and take certain other corporate actions.

Other Indebtedness

The indenture governing the 10% Senior Notes due 2018 (the “10% Notes”) contains certain restrictive financial and operating covenants including covenants that restrict, among other things, the payment of cash dividends, the incurrence of additional indebtedness, the making of certain investments, mergers, consolidations and the sale of assets (all as defined in the indenture and other agreements). As of October 1, 2011, the Company had the capacity to make certain payments, including dividends, under the 10% Notes of approximately $25.0 million.

On October 21, 2011, the Company notified the Trustee for the 10% Notes of the existence of a default, as defined in the related indenture, resulting from the Company’s failure to timely provide a current report on Form 8-K including certain financial statements required by Item 9.01 of Form 8-K related to the Company’s acquisition of Ergotron. The Company has subsequently filed an amendment to the Form 8-K relating to the Ergotron acquisition, which includes such financial statements, on November 10, 2011. Accordingly, there was no Event of Default, as defined in the indenture, and the Company is in compliance with the terms, covenants and conditions set forth in the indenture relating to the 10% Notes.

At October 1, 2011 and December 31, 2010, the Company’s subsidiary, Best, was not in compliance with certain maintenance covenants with respect to one of its loan agreements with borrowings outstanding of approximately $0.8 million and $1.4 million at October 1, 2011 and December 31, 2010, respectively. As a result, the Company reclassified the long-term portion of outstanding borrowings under this agreement of approximately $0.6 million as a current liability on its consolidated balance sheet at December 31, 2010. The lender has not taken any action related to the covenant noncompliance at this time. The next measurement date for the maintenance covenant is for the year ended December 31, 2011 and the Company believes it is probable that Best will not be in compliance with such covenants at such time. No assurances can be given that the lender will continue to not take any action and accordingly, the Company could be required to repay this outstanding borrowing if non-compliance is not cured or waived, as the case may be. In the event this lender accelerates this loan, additional indebtedness of Best under a different loan agreement with borrowings outstanding of approximately $1.1 million and $1.7 million at October 1, 2011 and December 31, 2010, respectively, could also become immediately due and payable if such cross-default is not waived. As a result, the Company has also reclassified the long-term portion of this additional indebtedness of approximately $0.2 million and $0.9 million as a current liability on its consolidated balance sheet at October 1, 2011 and December 31, 2010, respectively.

On October 28, 2011, we voluntarily repaid $25.0 million of outstanding borrowings under our ABL Facility and accordingly have classified such amount as current maturities of long-term debt in the accompanying unaudited condensed consolidated balance sheet.

8.	NOTES, MORTGAGE NOTES AND OBLIGATIONS PAYABLE

Notes payable and other short-term obligations

Short-term bank obligations at December 31, 2010 and 2009 consist of the following:

	December 31,
	2010	2009
	(Amounts in millions)

Secured lines of credit and bank advances of the Company’s foreign subsidiaries	$8.6	$13.4

Short-term bank obligations of the Company’s foreign subsidiaries are secured by accounts receivable of the Company’s foreign subsidiaries with an aggregate net book value of approximately $8.6 million and have a weighted average interest rate of approximately 3.7% at December 31, 2010.

Notes, Mortgage Notes and Obligations Payable

Notes, mortgage notes and obligations payable, included in the accompanying consolidated balance sheet at December 31, 2010 and 2009, consist of the following:

	December 31,
	2010	2009
	(Amounts in millions)

11% Senior Secured Notes due 2013	$753.3	$753.3
10% Senior Unsecured Notes due 2018	250.0	—
ABL Facility	85.0	90.0
Mortgage notes payable	2.6	3.1
Other	20.1	25.5

	1,111.0	871.9
Less amounts included in current liabilities	9.2	36.5

	$1,101.8	$835.4

10% Senior Unsecured Notes due 2018

On November 23, 2010, the Company sold $250.0 million principal amount of 10% Senior Unsecured Notes due December 1, 2018 (the “10% Notes”). The 10% Notes were issued for general corporate purposes, including the acquisition of Ergotron (Note 5, “Acquisitions”) and are unconditionally guaranteed on a senior unsecured basis by each of the Company’s current and future domestic subsidiaries that guarantee its obligations under the ABL Facility. Net proceeds from the sale of the 10% Notes, after deducting underwriting commissions and expenses, amounted to approximately $243.2 million.

Interest on the 10% Notes accrues at the rate of 10% per annum and is payable semi-annually in arrears on June 1 and December 1, commencing on June 1, 2011, until maturity. Interest on the 10% Notes accrues from the date of original issuance or, if interest has already been paid, from the date it was most recently paid. Interest is computed on the basis of a 360-day year comprised of twelve 30-day months.

At any time prior to December 1, 2013, the Company may redeem up to 35% of the aggregate principal amount of the 10% Notes with the net cash proceeds from certain equity offerings (as defined) at a redemption price of 110.0% plus accrued and unpaid interest, provided that at least 65% of the original aggregate principal amount of the 10% Notes remains outstanding after the redemption and the redemption occurs within 90 days of the date of the closing of such equity offerings (as defined). On or after December 1, 2014 the 10% Notes are redeemable at the option of the Company, in whole or in part, at any time and from time to time, on or after December 1, 2014 at 105.0%, declining to 102.5% on December 1, 2015 and further declining to 100.0% on December 1, 2016.

In addition, at any time and from time to time prior to December 1, 2014, the Company may redeem all or any portion of the 10% Notes outstanding at a redemption price equal to (a) 100% of the aggregate principal amount of the 10% Notes to be redeemed together with accrued and unpaid interest to such redemption date, plus (b) the “Make Whole Amount”. The “Make Whole Amount” means, with respect to the 10% Notes at any redemption date, the greater of (i) 1.0% of the principal amount of the 10% Notes and (ii) the excess, if any, of (a) an amount equal to the present value of (1) the redemption price of the 10% Notes at December 1, 2014 plus (2) the remaining scheduled interest payments of the 10% Notes to be redeemed, computed using a discount rate equal to the Treasury Rate plus 50 basis points, over (b) the principal amount of the 10% Notes to be redeemed.

Pursuant to the registration rights agreement with the initial purchasers of the 10% Notes, the Company has agreed it will use reasonable best efforts to file and cause to become effective a registration statement with respect to an offer to exchange the 10% Notes for a new series of registered notes with substantially similar terms or file and cause to become effective a shelf registration statement with respect to the 10% Notes on or before the 390th day after the issuance date of the 10% Notes. If the Company is not in compliance with this obligation, special interest will accrue at a rate of 0.25% per annum during the 90-day period immediately following the occurrence of the registration default and will increase by 0.25% per annum at the end of each subsequent 90-day period, but in no event will the special interest rate exceed 1.00% per annum.

The indenture governing the 10% Notes contains certain restrictive financial and operating covenants including covenants that restrict, among other things, the payment of cash dividends, the incurrence of additional indebtedness, the making of certain investments, mergers, consolidations and the sale of assets (all as defined in the indenture and other agreements). As of December 31, 2010, the Company had the capacity to make certain payments, including dividends, under the 10% Notes of approximately $25.0 million.

11% Senior Secured Notes due 2013

In connection with the Prepackaged Plans as approved by the Bankruptcy Court, on December 17, 2009, the Company issued 11% Senior Secured Notes due December 1, 2013 (the “11% Notes”) totaling approximately $753.3 million. The 11% Notes were issued to replace the 10% Notes cancelled under the Chapter 11 proceedings and are guaranteed on a senior secured basis by substantially all of the Company’s subsidiaries located in the United States.

Interest on the 11% Notes accrues at the rate of 11% per annum and is payable semi-annually in arrears on June 1 and December 1, commencing on June 1, 2010, until maturity. Interest on the 11% Notes accrues from the date of original issuance or, if interest has already been paid, from the date it was most recently paid. Interest is computed on the basis of a 360-day year comprised of twelve 30-day months.

The 11% Notes contain an optional redemption provision whereby not more than once during any twelve-month period the Company may redeem the 11% Notes at a redemption price equal to 103.0% plus accrued and unpaid interest, provided that the aggregate amount of these redemptions does not exceed $75.0 million. At any time prior to June 1, 2011, the Company may redeem up to 35% of the aggregate principal amount of the 11% Notes with the net cash proceeds from certain equity offerings at a redemption price of 110.0% plus accrued and unpaid interest, provided that at least 65% of the original aggregate principal amount of the 11% Notes remains outstanding after the redemption. On or after June 1, 2011 the 11% Notes are redeemable at the option of the Company, in whole or in part, at any time and from time to time, on or after June 1, 2011 at 105.0%, declining to 102.5% on June 1, 2012 and further declining to 100.0% on June 1, 2013.

In addition, at any time and from time to time prior to June 1, 2011, the Company may redeem all or any portion of the 11% Notes outstanding at a redemption price equal to (a) 100% of the aggregate principal amount of the 11% Notes to be redeemed together with accrued and unpaid interest to such redemption date, plus (b) the “Make Whole Amount”. The “Make Whole Amount” means, with respect to the 11% Notes at any redemption date, the greater of (i) 1.0% of the principal amount of the 11% Notes and (ii) the excess, if any, of (a) an amount equal to the present value of (1) the redemption price of the 11% Notes at June 1, 2011 plus (2) the remaining scheduled interest payments of the 11% Notes to be redeemed, computed using a discount rate equal to the Treasury Rate plus 50 basis points, over (b) the principal amount of the 11% Notes to be redeemed.

The 11% Notes are secured by a first-priority lien on substantially all of the Company’s and its domestic subsidiaries’ tangible and intangible assets, except those assets securing the ABL Facility on a first-priority basis. The Company’s 11% Notes have a second-priority lien on the ABL Facility’s first-priority collateral and rank equally with all future senior secured indebtedness of the Company. If the Company experiences a change in control, each holder of the notes will have the right to require the Company to purchase the notes at a price equal to 101% of the principal amount thereof. In addition, a change of control may constitute an event of default under the ABL Facility.

The indenture governing the 11% Notes contains certain restrictive financial and operating covenants including covenants that restrict, among other things, the payment of cash dividends, the incurrence of additional indebtedness, the making of certain investments, mergers, consolidations and the sale of assets (all as defined in the indenture and other agreements).

Amended & Restated $300.0 million senior secured asset-based revolving credit facility

In December 2010, Nortek entered into an amended and restated $300.0 million ABL Facility, which replaced Nortek’s three-year $300.0 million senior secured asset-based revolving credit facility dated March 2010. In conjunction with amending the ABL Facility, the Company incurred fees and expenses of approximately $2.7 million.

The ABL Facility consists of a $280.0 million U.S. facility (with a $60.0 million sublimit for the issuance of U.S. standby letters of credit and a $20.0 million sublimit for U.S. swingline loans) and a $20.0 million Canadian facility. As of December 31, 2010, the Company had approximately $85.0 million in outstanding borrowings and approximately $17.5 million in outstanding letters of credit under the ABL Facility and, based on the December 31, 2010 borrowing base calculations, the Company had excess availability of approximately $149.4 million under the ABL Facility.

There are limitations on the Company’s ability to incur the full $300.0 million of commitments under the ABL Facility. Availability is limited to the lesser of the borrowing base under the ABL Facility and $300.0 million. The borrowing base at any time will equal the sum (subject to certain reserves and other adjustments) of:

•	85% of the net amount of eligible accounts receivable;
•	85% of the net orderly liquidation value of eligible inventory; and
•	available cash subject to certain limitations as specified in the ABL Facility.

The interest rates applicable to loans under the ABL Facility are, at the Company’s option, equal to either an adjusted LIBOR rate for a one, two, three or six month interest period (or a nine or twelve month period, if available) or an alternate base rate chosen by the Company, plus an applicable margin percentage ranging from 2.25% to 2.75% for U.S. Borrowings, and 1.25% to 1.75% for Canadian Borrowings, depending on the Company’s Average Excess Availability (as defined in the ABL Facility). The alternate base rate will be the greater of (1) the Federal Funds rate plus 0.50%, (2) 1.00% plus the LIBOR rate for a 30 day interest period as determined on such day, or (3) the prime rate. Interest shall be payable at the end of the selected interest period, but no less frequently than quarterly. At December 31, 2010, the weighted average interest rate on the ABL Facility was approximately 5.5%.

The Company will be required to deposit cash from its material deposit accounts (including all concentration accounts) daily in collection accounts maintained with the administrative agent under the ABL Facility, which will be used to repay outstanding loans and cash collateralized letters of credit, if (i) excess availability (as defined in the ABL Facility) falls below the greater of $35.0 million or 15% of the borrowing base or (ii) an event of default has occurred and is continuing. In addition, under the ABL Facility, if (i) excess availability falls below the greater of $30.0 million or 12.5% of the borrowing base or (ii) an event of default has occurred and is continuing, the Company will be required to satisfy and maintain a consolidated fixed charge coverage ratio measured on a trailing four quarter basis of not less than 1.1 to 1.0. The Company’s ability to meet the required fixed charge coverage ratio can be affected by events beyond its control. A breach of any of these covenants could result in a default under the ABL Facility. Based on the December 31, 2010 borrowing base calculations, at December 31, 2010, the Company had approximately $111.6 million of excess availability before triggering the cash deposit requirements as discussed above.

Additional borrowings under the ABL Facility require the Company and its subsidiaries to make certain customary representations and warranties as of the date of such additional borrowing. In the event that the Company and its subsidiaries are unable to make such representations and warranties on such borrowing date, then the lenders under the ABL Facility may not honor such request for additional borrowing. The ABL Facility also provides the lenders considerable discretion to impose reserves or availability blocks, which could materially impair the amount of borrowings that would otherwise be available to the Company and its subsidiaries and may require the Company to repay certain amounts outstanding under the ABL Facility. There can be no assurance that the lenders under the ABL Facility will not impose such actions during the term of the ABL Facility.

The credit agreement for the ABL Facility contains certain restrictive financial and operating covenants, including covenants that restrict the Company’s ability and the ability of its subsidiaries to complete acquisitions, pay dividends, incur indebtedness, make investments, sell assets and take certain other corporate actions.

Pre-Petition Senior Notes and the Predecessor ABL Facility — 2008 Transactions

On May 20, 2008, the Predecessor sold $750.0 million of its 10% Senior Notes due 2013 (the “Predecessor 10% Notes”) at a discount of approximately $7.8 million, which was being amortized over the life of the issue. Net proceeds from the sale of the Predecessor 10% Notes, after deducting underwriting commissions and expenses, amounted to approximately $721.2 million.

In connection with the offering of the Predecessor 10% Notes, Nortek also entered into the Predecessor ABL Facility, of which $50.0 million was drawn at closing. The Predecessor incurred fees and expenses of approximately $12.8 million, which were capitalized and were being recognized as non-cash interest expense over the term of the Predecessor ABL Facility.

The net proceeds from the Predecessor 10% Notes and the Predecessor ABL Facility were used to repay all of the outstanding indebtedness on May 20, 2008 under Nortek’s then existing senior secured credit facility, which included approximately $675.5 million outstanding under Nortek’s senior secured term loan and approximately $80.0 million outstanding under the revolving portion of the Nortek senior secured credit facility plus accrued interest and related fees and expenses. The redemption of Nortek’s senior secured term loan resulted in a pre-tax loss of approximately $9.9 million in the second quarter of 2008, primarily as a result of writing off unamortized deferred debt expense.

Other Indebtedness

At December 31, 2010, the Company’s subsidiary, Best, was not in compliance with certain maintenance covenants with respect to one of its loan agreements with borrowings outstanding of approximately $1.4 million at December 31, 2010. As a result, the Company reclassified the long-term portion of outstanding borrowings under this agreement of approximately $0.6 million as a current liability on its consolidated balance sheet at December 31, 2010. The lender has not taken any action related to the covenant noncompliance at this time. The next measurement date for the maintenance covenant is for the year ended December 31, 2011 and the Company believes it is probable that Best will not be in compliance with such covenants at such time. No assurances can be given that the lender will continue to not take any action and accordingly, the Company could be required to repay this outstanding borrowing if non-compliance is not cured or waived, as the case may be. In the event this lender accelerates this loan, additional indebtedness of Best under a different loan agreement with borrowings outstanding of approximately $1.7 million at December 31, 2010 could also become immediately due and payable if such cross-default is not waived. As a result, the Company has also reclassified the long-term portion of this additional indebtedness of approximately $0.9 million as a current liability on its consolidated balance sheet at December 31, 2010.

At December 31, 2009, the Company’s subsidiary, Best, was not in compliance with certain maintenance covenants with respect to certain loan agreements and as a result, the Company reclassified approximately $4.1 million of outstanding borrowings under such long-term debt agreements as a current liability on its consolidated balance sheet at December 31, 2009.

Mortgage notes payable of approximately $2.6 million outstanding at December 31, 2010 includes various mortgage notes and other related indebtedness payable in installments through 2019. These notes have a weighted average interest rate of approximately 3.1% and are collateralized by property and equipment with an aggregate net book value of approximately $7.6 million at December 31, 2010.

Other obligations of approximately $20.1 million outstanding at December 31, 2010 include borrowings relating to equipment purchases, notes payable issued for acquisitions and other borrowings bearing interest at rates ranging from approximately 1.8% to 15.0% and maturing at various dates through 2018. Approximately $11.8 million of such indebtedness is collateralized by property and equipment with an aggregate net book value of approximately $14.7 million at December 31, 2010.

Scheduled Maturities

The maturities for the Company’s notes, mortgage notes and obligations payable (excluding approximately $2.0 million of debt discount) were:

Year Ended	Debt Obligation
December 31,	Maturities
(Amounts in millions)

2011	$9.9
2012	3.8
2013	843.3
2014	2.4
2015	2.1
Thereafter	251.5

NOTE F —	FINANCING ARRANGEMENTS

The Company’s financing arrangements consisted of the following at December 31:

2009

Long-term obligations:
Mortgage loan, payable in monthly installments of $18,750 through November 2010, plus interest	$3,581,250
Revolving line of credit, variable interest, effective rate of 4.5% at December 31, 2009, due July 31, 2010	4,735,862

8,317,112
Less current maturities of long-term obligations	8,317,112

$—

The Company has a credit agreement with Wells Fargo Bank National Association consisting of a mortgage loan and a revolving line of credit. The credit agreement incorporates security agreements pledging all rights to payment, inventory, and equipment as security for the loans. The mortgage loan is secured by real property located at the Company’s world headquarters in Eagan, Minnesota.

Mortgage Loan

The mortgage loan bears interest at a fluctuating rate equal to daily LIBOR plus 1.75%. At December 31, 2009 the effective interest rate was 1.919%. In conjunction with the mortgage loan, the Company entered into two interest rate swap agreements in the total notional amount of $3,581,250 at December 31, 2009, at a weighted-average fixed rate of 6.66%. These swap agreements have been designated as an interest rate hedge against the floating LIBOR rate associated with the mortgage loan, effectively fixing the mortgage loan at the weighted-average fixed swap rate. The total notional amount of the swap agreements will decrease by $18,750 per month through October 2010, with a final reduction of the balance in November 2010.

Revolving Line of Credit

The revolving line of credit provides for available borrowings of $18,000,000 through January 1, 2010. After January 1, 2010, the available borrowings are reduced to $13,500,000 through July 31, 2010. Interest under the new line of credit is at a fluctuating rate of 2.25% above 30 day LIBOR subject to a minimum interest rate of 4.5%. Borrowings under the line of credit are not limited to any borrowing base calculation. The Company expects to renew its revolving line of credit in 2010 under similar terms and conditions.

All amounts due on the revolving line of credit and long-term obligations may be paid in part or in full at any time prior to maturity without penalty. The interest rate swap agreements if sold or terminated prior to maturity will result in gain or loss to the Company. The credit agreement requires the Company to meet certain financial covenants as defined in the agreement. At December 31, 2009, the Company was in compliance with all covenants and terms of the agreement.

NOTE G —	FINANCING ARRANGEMENTS

The Company’s financing arrangements consisted of the following at December 31, 2008:

2008

Long-term obligations:
Mortgage loan, payable in monthly installments of $18,750 through November 2010, plus interest	$3,806,250
Revolving line of credit, variable interest, effective rate of 1.65% at December 31, 2008, due July 31, 2010	9,984,495

13,790,745
Less current maturities of long-term obligations	225,000

$13,565,745

The Company has a credit agreement with Wells Fargo Bank National Association consisting of a mortgage loan and a revolving line of credit. The credit agreement incorporates security agreements pledging all rights to payment, inventory, and equipment as security for the loans. The mortgage loan is secured by real property located at the Company’s world headquarters in Eagan, Minnesota.

Mortgage Loan

The mortgage loan bears interest at a fluctuating rate equal to daily LIBOR plus 1.75%. At December 31, 2008 the effective interest rate was 1.885%. In conjunction with the mortgage loan, the Company entered into two interest rate swap agreements in the total notional amount of $3,806,250 at December 31, 2008, at a weighted-average fixed rate of 6.66%. These swap agreements have been designated as an interest rate hedge against the floating LIBOR rate associated with the mortgage loan, effectively fixing the mortgage loan at the weighted-average fixed swap rate. The total notional amount of the swap agreements will decrease by $18,750 per month through October 2010, with a final reduction of the balance in November 2010.

Revolving Line of Credit

The revolving line of credit provided for available borrowings of up to $22,500,000 through January 1, 2009 at which time maximum available borrowings under the line decreased to $18,000,000. As of December 31, 2008, the Company had approximately $12,500,000 of available borrowings. At the Company’s option, borrowings under the revolving line of credit bear interest at a fluctuating rate equal to 0.75% below the prime rate, at a fluctuating rate equal to 1.4% above daily LIBOR, or at a fixed rate per annum of 1.4% above a monthly LIBOR rate in effect on the first day of an applicable fixed rate term of one to twelve months. In March 2009, the Company replaced the line of credit with a new revolving line of credit with available borrowings of $18,000,000 through January 1, 2010. After January 1, 2010, the available borrowings are reduced to $13,500,000 through July 31, 2010. Interest under the new line of credit is at a fluctuating rate of 2.25% above 30 day LIBOR subject to a minimum interest rate of 4.5%. Borrowings under both the old and the new line of credit are not limited to any borrowing base calculation.

Prior to December 2007, the Company had a revolving line of credit limited to maximum borrowings of $6,500,000. The amount of available borrowings were subject to a borrowing base restriction based on advance rates of eligible accounts receivable and inventory. At the Company’s option, borrowings under the revolving line of credit bore interest at a fluctuating rate equal to 0.5% below the prime rate, at a fluctuating rate equal to 1.5% above daily LIBOR or at a fixed rate per annum of 1.5% above a monthly LIBOR rate in effect on the first day of an applicable fixed rate term of one to twelve months.

Term loan

The term loan was paid in full during 2008. The term loan was payable in equal monthly payments of $75,000 plus interest at 30-day LIBOR plus 1.75%. At December 31, 2007 the effective interest rate was 6.605%. In conjunction with the term loan, the Company entered into an interest rate swap agreement in the notional amount of $375,000 at December 31, 2007 at a fixed rate of 5.93%, which had been designated as an interest rate hedge against the floating LIBOR rate associated with the term loan, effectively fixing the rate on a portion of the term loan that is equal to the notional amount of the swap at the swap rate. Under the terms of the swap agreement the notional amount equaled the principal balance of the term loan at December 31, 2007 and decreased by $75,000 per month thereafter in order to coincide with the scheduled principal balance of the term loan through its maturity.

All amounts due on the revolving line of credit and long-term obligations may be paid in part or in full at any time prior to maturity without penalty. The interest rate swap agreements if sold or terminated prior to maturity will result in gain or loss to the Company. The credit agreement requires the Company to meet certain financial covenants as defined in the agreement. At December 31, 2008, the Company was in default of two of the financial covenants. In March 2009, the Company and the bank amended the terms of the credit agreement in which the bank granted a waiver of the defaults. Management believes that the Company will remain in compliance with all covenants and terms of the agreement as amended.

Future maturities of long-term obligations at December 31, 2008 were as follows:

Year Ending December 31

2009	$225,000
2010	13,565,745

Total future maturities of long-term obligations	$13,790,745

Property Plant And Equipment (Ergotron, Inc)	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008
Ergotron, Inc
PROPERTY, PLANT AND EQUIPMENT

NOTE E —	PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consisted of the following at December 31:

	Estimated Life
	in Years	2009

Land		$655,000
Building and building improvements	10-40	6,161,617
Furniture, office equipment, and leasehold improvements	3-10	2,717,270
Tooling, machinery and equipment	2-10	14,044,492
Computer equipment	3-10	6,762,287
Vehicles	4-5	74,159

Total property, plant and equipment at cost		30,414,825
Less accumulated depreciation and amortization		18,001,163

		$12,413,662

Depreciation expense charged to operations related to property, plant and equipment was $4,343,811 in 2009.

NOTE F —	PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consisted of the following at December 31, 2008:

	Estimated Life
	in Years	2008

Land		$655,000
Building and building improvements	10-40	6,161,617
Furniture, office equipment, and leasehold improvements	3-10	2,720,442
Tooling, machinery and equipment	2-10	10,799,144
Computer equipment	3-10	6,664,732
Vehicles	4-5	74,159

Total property, plant and equipment at cost		27,075,094
Less accumulated depreciation and amortization		14,127,214

		$12,947,880

Depreciation expense charged to operations related to property, plant and equipment was $3,603,398 in 2008 and $2,922,330 in 2007.

Commitments and Contingencies	9 Months Ended	12 Months Ended
	Oct. 01, 2011	Dec. 31, 2010
Commitments and Contingencies/Litigation [Abstract]
COMMITMENTS AND CONTINGENCIES

(H)	COMMITMENTS AND CONTINGENCIES

The Company provides accruals for all direct costs, including legal costs, associated with the estimated resolution of contingencies at the earliest date at which it is deemed probable that a liability has been incurred and the amount of such liability can be reasonably estimated. Costs accrued are estimated based upon an analysis of potential results, assuming a combination of litigation and settlement strategies and outcomes. Legal costs for other than probable contingencies are expensed when services are performed.

The Company has indemnified third parties for certain matters in a number of transactions involving dispositions of former subsidiaries. The Company has recorded liabilities in relation to these indemnifications of approximately $5.5 million at October 1, 2011, of which approximately $2.3 million are recorded in accrued expenses and approximately $3.2 million are recorded in other long-term liabilities in the accompanying unaudited condensed consolidated balance sheet. At October 1, 2011, the undiscounted future payments related to these indemnifications are estimated to be approximately $6.1 million. At December 31, 2010, the Company had recorded liabilities in relation to these indemnifications of approximately $5.7 million, of which approximately $2.2 million was recorded in accrued expenses and approximately $3.5 million was recorded in other long-term liabilities in the accompanying condensed consolidated balance sheet.

The Company sells a number of products and offers a number of warranties including, in some instances, extended warranties for which the Company receives proceeds. The specific terms and conditions of these warranties vary depending on the product sold and the country in which the product is sold. The Company estimates the costs that may be incurred under its warranties, with the exception of extended warranties, and records a liability for such costs at the time of sale. Deferred revenue from extended warranties is recorded at estimated fair value and is amortized over the life of the warranty and periodically reviewed to ensure that the amount recorded is equal to or greater than estimated future costs. Factors that affect the Company’s warranty liability include the number of units sold, historical and anticipated rates of warranty claims, cost per claim and new product introduction. The Company periodically assesses the adequacy of its recorded warranty claims and adjusts the amounts as necessary. As a result of this assessment, the Company increased its warranty liability by approximately $5.3 million in the third quarter of 2011, reducing net income by approximately $2.8 million, or approximately $0.18 per share, for the third quarter and first nine months of 2011.

Changes in the Company’s combined short-term and long-term warranty liabilities during the third quarter of 2011 and 2010 are as follows:

	For the Third Quarter of
	2011	2010
	(Amounts in millions)

Balance, beginning of period	$55.5	$57.0
Warranties provided during period	6.7	9.0
Settlements made during period	(7.4)	(9.7)
Changes in liability estimate, including expirations and acquisitions	4.9	(3.1)

Balance, end of period	$59.7	$53.2

Changes in the Company’s combined short-term and long-term warranty liabilities during the first nine months of 2011 and 2010 are as follows:

	For the First Nine Months of
	2011	2010
	(Amounts in millions)

Balance, beginning of period	$55.9	$54.3
Warranties provided during period	20.0	21.8
Settlements made during period	(19.7)	(20.3)
Changes in liability estimate, including expirations and acquisitions	3.5	(2.6)

Balance, end of period	$59.7	$53.2

In the fourth quarter of 2009, two of the Company’s subsidiaries in the TECH segment began shipping security products to a new customer under an agreement to manufacture and sell these security products. Under this agreement, the Company recognized net sales of approximately $35.7 million and $62.5 million during the third quarter and first nine months of 2011, respectively. The Company recognized net sales of approximately $34.2 million and $45.8 million relating to this customer during the third quarter and first nine months of 2010, respectively. The agreement includes payment terms which are extended beyond the subsidiaries’ normal payment terms. The Company has determined that cash basis accounting treatment is appropriate for revenue recognition under this agreement. Accordingly, the Company has deferred revenue recognition on approximately $36.5 million and $9.2 million of net sales at October 1, 2011 and December 31, 2010, respectively, and recorded the cost basis of related inventory shipped of approximately $23.0 million and $6.5 million at October 1, 2011 and December 31, 2010, respectively, in other current assets in the accompanying unaudited condensed consolidated balance sheet. In addition, included in inventory is approximately $6.7 million and $6.1 million at October 1, 2011 and December 31, 2010, respectively, of inventory related to this customer. As only limited cash collection history was available in periods prior to December 31, 2009, the Company recorded loss contingency reserves of approximately $2.0 million as a reduction to other current assets during the first nine months of 2010.

The customer has made approximately $27.3 million of payments through December 5, 2011 in the fourth quarter of 2011, including approximately $13.3 million of delinquent payments that were scheduled to be received in the third quarter of 2011. In the fourth quarter, the customer notified the Company of a product recall issue related to certain products that the Company provided to the customer who in turn sold such products to third parties. The Company is in the process of negotiating a resolution of this and other contractual terms in the customer agreement. These negotiations have not been completed and, accordingly, the Company has recorded a warranty reserve of approximately $6.0 million, representing the Company’s best estimate of the amount that may be ultimately due for the product recall as of October 1, 2011. The Company made an approximate $2.9 million progress payment to the customer for the product recall in the fourth quarter of 2011.

Although the customer has continued to make payments, the customer failed to make scheduled payments totaling approximately $6.0 million through December 5, 2011, with an additional $3.1 million of payments scheduled for the remainder of the fourth quarter of 2011. The customer has indicated that failure to make scheduled payments was due to a delay in the receipt of payments owed to them from their major customer. The Company’s customer has been formally notified of the delinquent payments, and it is the Company’s belief that there is no dispute by the customer over the amounts due based on the Company’s correspondence and discussions with the customer. The customer has since made a payment in the fourth quarter of 2011 of approximately $7.1 million and has withheld approximately $1.3 million of payments pending resolution of amounts owed by the Company for the product recall issue noted above. The Company has collected all remaining amounts recorded in the consolidated balance sheet as of October 1, 2011.

There can be no assurances that the Company will be able to complete its negotiations with this customer or that the customer will bring its account current and resume making payments according to terms if the negotiations are not completed. As such, it is possible that the Company may be required to record additional reserves and may have reduced sales and cost of sales from what would have otherwise been recorded in the fourth quarter of 2011 related to this customer relationship. The Company will continue to closely monitor the situation with this customer.

As the Company records revenue on the cash basis of accounting for this customer, the failure of the Company to receive scheduled payments resulted in a corresponding reduction to revenue and cost of goods sold in the Company’s third quarter 2011 operating results. If the customer brings its account current and makes all other scheduled payments in the fourth quarter of 2011, then sales and cost of sales will be higher than what would otherwise have been recorded in the fourth quarter of 2011.

The Company is subject to other contingencies, including legal proceedings and claims, arising out of its businesses that cover a wide range of matters including, among others, environmental matters, contract and employment claims, product liability, warranty and modification and adjustment or replacement of component parts of units sold, which include product recalls. Product liability, environmental and other legal proceedings also include matters with respect to businesses previously owned. The Company has used various substances in its products and manufacturing operations which have been or may be deemed to be hazardous or dangerous, and the extent of its potential liability, if any, under environmental, product liability and workers’ compensation statutes, rules, regulations and case law is unclear. Further, due to the lack of adequate information and the potential impact of present regulations and any future regulations, there are certain circumstances in which no range of potential exposure may be reasonably estimated.

The Company has undertaken several voluntary product recalls and reworks over the past several years. Additional product recalls and reworks could result in material costs. Many of the Company’s products, especially certain models of bath fans, range hoods, and residential furnaces and air conditioners, have a large installed base, and any recalls and reworks related to products with a large installed base could be particularly costly. The costs of product recalls and reworks are not generally covered by insurance. Any recalls or reworks may adversely affect the Company’s reputation as a manufacturer of high-quality, safe products and could have a material adverse effect on its financial condition, results of operations and cash flows.

While it is impossible to ascertain the ultimate legal and financial liability with respect to contingent liabilities, including lawsuits, warranty, product liability, environmental liabilities and product recalls, the Company believes that the aggregate amount of such liabilities, if any, in excess of amounts provided or covered by insurance, will not have a material adverse effect on the Company’s consolidated financial position, results of operations or liquidity. It is possible, however, that results of operations for any particular future period could be materially affected by changes in the Company’s assumptions or strategies related to these contingencies or changes that are not within the Company’s control.

11.	COMMITMENTS AND CONTINGENCIES

The Company provides accruals for all direct costs, including legal costs, associated with the estimated resolution of contingencies at the earliest date at which it is deemed probable that a liability has been incurred and the amount of such liability can be reasonably estimated. Costs accrued are estimated based upon an analysis of potential results, assuming a combination of litigation and settlement strategies and outcomes. Legal costs for other than probable contingencies are expensed when services are performed.

At December 31, 2010, the Company is obligated under operating lease agreements for the rental of certain real estate and machinery and equipment used in its operations. At December 31, 2010, future minimum rental obligations aggregated approximately $62.7 million and are payable as follows:

Year Ended	Future Minimum
December 31,	Rental Obligations
(Amounts in millions)

2011	$19.8
2012	15.7
2013	10.8
2014	8.0
2015	4.7
Thereafter	3.7

Certain of these lease agreements provide for increased payments based on changes in the consumer price index. Under certain of these lease agreements, the Company or its subsidiaries are also obligated to pay insurance and taxes.

Rental expense charged to continuing operations in the accompanying consolidated statement of operations was approximately $32.2 million, $1.2 million, $31.5 million and $32.2 million for the year ended December 31, 2010, the 2009 Successor Period, the 2009 Predecessor Period and the year ended December 31, 2008, respectively.

The Predecessor’s former subsidiary, Ply Gem, guaranteed third party obligations relating to rental payments through June 30, 2016 for a facility leased by a former subsidiary, which was sold on September 21, 2001. The Predecessor indemnified these guarantees in connection with the sale of Ply Gem on February 12, 2004 and had an estimated liability related to this indemnified guarantee of approximately $7.2 million at December 31, 2008. During the 2009 Predecessor Period, the Predecessor paid approximately $3.3 million in exchange for a release from the indemnification agreement. This event resulted in a reduction of approximately $3.9 million to selling, general and administrative expense, net in the accompanying consolidated statement of operations for the 2009 Predecessor Period. In connection with the bankruptcy, the Company recovered approximately $1.2 million from the settlement and recognized this amount in Gain on Reorganization Items, net in the accompanying consolidated statement of operations.

The Company has indemnified third parties for certain matters in a number of transactions involving dispositions of former subsidiaries. The Company has recorded liabilities in relation to these indemnifications of approximately $5.7 million at December 31, 2010, of which approximately $2.2 million are recorded in accrued expenses and approximately $3.5 million are recorded in other long-term liabilities in the accompanying consolidated balance sheet. At December 31, 2010, the undiscounted future payments related to these indemnifications are estimated to be approximately $6.3 million. At December 31, 2009, the Company had recorded liabilities in relation to these indemnifications of approximately $9.2 million, of which approximately $4.6 million was recorded in accrued expenses and approximately $4.6 million was recorded in other long-term liabilities in the accompanying consolidated balance sheet.

The Company sells a number of products and offers a number of warranties including, in some instances, extended warranties for which the Company receives proceeds. The specific terms and conditions of these warranties vary depending on the product sold and the country in which the product is sold. The Company estimates the costs that may be incurred under its warranties, with the exception of extended warranties, and records a liability for such costs at the time of sale. Deferred revenue from extended warranties is recorded at estimated fair value and is amortized over the life of the warranty and periodically reviewed to ensure that the amount recorded is equal to or greater than estimated future costs. Factors that affect the Company’s warranty liability include the number of units sold, historical and anticipated rates of warranty claims, cost per claim and new product introduction. The Company periodically assesses the adequacy of its recorded warranty claims and adjusts the amounts as necessary. As a result of this assessment, the Company reduced its warranty liability by approximately $4.8 million for the year ended December 31, 2010. This reduction increased net income by approximately $3.0 million, or approximately $0.20 per share, for the year ended December 31, 2010.

Changes in the Company’s combined short-term and long-term warranty liabilities (see Note 14, “Accrued Expenses and Taxes, Net and Other Long-Term Liabilities”) during the periods presented are as follows:

	Successor		Predecessor
	Jan. 1, 2010 -	Dec. 20, 2009 -	Jan. 1, 2009 -
	Dec. 31, 2010	Dec. 31, 2009	Dec. 19, 2009
	(Amounts in millions)
Balance, beginning of period	$54.3	$53.8	$51.5
Warranties provided during period	29.4	1.2	29.2
Settlements made during period	(25.2)	(0.9)	(27.6)
Changes in liability estimate, including expirations and acquisitions	(2.6)	0.2	0.7

Balance, end of period	$55.9	$54.3	$53.8

In the fourth quarter of 2009, two of the Company’s subsidiaries in the TECH segment began shipping security products to a new customer under an agreement to manufacture and sell these security products. Under this agreement, the Company recognized net sales of approximately $52.1 million in 2010. The agreement includes payment terms which are extended beyond the subsidiaries’ normal payment terms. In addition, the Company evaluated the credit worthiness of this customer and concluded that collectability was not reasonably assured. Accordingly, the Company determined cash basis accounting treatment is appropriate for revenue recognition. Accordingly, the Company has deferred revenue recognition on approximately $9.2 million and $7.2 million of sales at December 31, 2010 and 2009, respectively, and recorded the cost basis of related inventory shipped of approximately $6.5 million and $5.6 million at December 31, 2010 and 2009, respectively, in other current assets in the accompanying consolidated balance sheet. In addition, at December 31, 2010, the Company has included in inventory approximately $6.1 million related to this customer. As only limited cash collection history was available in periods prior to December 31, 2009, the Company recorded loss contingency reserves of approximately $3.0 million as a reduction to other current assets as of December 31, 2009. Based on collection experience with this customer throughout 2010 and 2011, the Company believes that it will be able to recover all revenue on the inventories shipped to this customer. Based on this, in the third quarter of 2010 the Company reversed the $3.0 million loss contingency reserve that was previously provided against cost of products sold in 2009.

On February 4, 2009, the Company’s subsidiary, Nordyne, Inc. (“Nordyne”), initiated action against Regal Beloit Corporation (“Regal Beloit”) in the U.S. District Court for the Eastern District of Missouri. In the action, Nordyne is seeking a judgment declaring that certain of its high efficiency heating and air conditioning products do not infringe on Regal Beloit’s electronically commutated motor (“ECM”) systems patent U.S. Patent No. 5,592,058 (“the ’058 Patent”) and/or that the ’058 Patent is invalid. In July 2009, Regal Beloit filed a response and counterclaimed, denying that Nordyne is entitled to relief and seeking a judgment that Nordyne has, in fact, infringed and continues to infringe upon the ’058 Patent by making, using, offering for sale and selling such products. Regal Beloit has also requested the U.S. District Court to enjoin Nordyne from further infringement of the ’058 Patent and to award Regal Beloit compensatory and other damages.

On February 2, 2011, the Court issued a claim construction order in which it held that 40 of the 44 claims in the ’058 Patent asserted against Nordyne contain limitations that are indefinite and thus invalid. The remaining claims of the ’058 Patent remain to be litigated. Due to the inherent uncertainty related to this suit and the information currently available, it is not possible for the Company to estimate the potential loss, if any, regarding this matter. While the Company will continue to litigate its claims vigorously, it is possible that its business, financial condition, results of operations or cash flows could be affected by an adverse outcome of this matter.

The Company is subject to other contingencies, including legal proceedings and claims, arising out of its businesses that cover a wide range of matters including, among others, environmental matters, contract and employment claims, product liability, warranty and modification and adjustment or replacement of component parts of units sold, which include product recalls. Product liability, environmental and other legal proceedings also include matters with respect to businesses previously owned. The Company has used various substances in its products and manufacturing operations which have been or may be deemed to be hazardous or dangerous, and the extent of its potential liability, if any, under environmental, product liability and workers’ compensation statutes, rules, regulations and case law is unclear. Further, due to the lack of adequate information and the potential impact of present regulations and any future regulations, there are certain circumstances in which no range of potential exposure may be reasonably estimated.

The Company has undertaken several voluntary product recalls and reworks over the past several years, additional product recalls and reworks could result in material costs. Many of the Company’s products, especially certain models of bath fans, range hoods, and residential furnaces and air conditioners, have a large installed base, and any recalls and reworks related to products with a large installed base could be particularly costly. The costs of product recalls and reworks are not generally covered by insurance. Any recalls or reworks may adversely affect the Company’s reputation as a manufacturer of high-quality, safe products and could have a material adverse effect on its financial condition, results of operations and cash flows.

While it is impossible to ascertain the ultimate legal and financial liability with respect to contingent liabilities, including lawsuits, warranty, product liability, environmental liabilities and product recalls, the Company believes that the aggregate amount of such liabilities, if any, in excess of amounts provided or covered by insurance, will not have a material adverse effect on the Company’s consolidated financial position, results of operations or liquidity. It is possible, however, that results of operations for any particular future period could be materially affected by changes in the Company’s assumptions or strategies related to these contingencies or changes that are not within the Company’s control.

Fair Value	9 Months Ended
Oct. 01, 2011
Fair Value [Abstract]
FAIR VALUE

(I)	FAIR VALUE

The Company’s assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy in accordance with ASC 820, Fair Value Measurements and Disclosures. The levels of the fair value hierarchy are described below:

•	Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

•	Level 2 inputs utilize inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

•	Level 3 inputs are unobservable inputs for the asset or liability, allowing for situations where there is little, if any, market activity for the asset or liability.

Measured on a Recurring Basis

Restricted Investments and Marketable Securities (Level 1) — The fair value of investments is based on quoted market prices. The fair value of investments was not materially different from their cost basis at October 1, 2011 or December 31, 2010.

Financial Instruments Not Recorded at Fair Value

The carrying value and fair values of financial instruments not recorded at fair value in the condensed consolidated balance sheets as of October 1, 2011 and December 31, 2010 were as follows:

Cash and Trade Receivables — Cash and trade receivables are carried at their cost which approximates fair value because of their short-term nature.

Long-Term Debt — At October 1, 2011, the fair value of the Company’s long-term indebtedness was approximately $108.8 million lower than the amount on the Company’s accompanying unaudited condensed consolidated balance sheet, before unamortized discount of approximately $17.0 million. At December 31, 2010, the fair value of the Company’s long-term indebtedness was approximately $57.1 million higher than the amount on the Company’s accompanying unaudited condensed consolidated balance sheet, before unamortized discount of approximately $2.0 million. The Company determined the fair market value of its 10% Notes and 8.5% Notes using available market quotes. For the Company’s remaining outstanding indebtedness (including outstanding borrowings under the ABL Facility and Term Loan Facility), the Company assumed that the carrying value of such indebtedness approximated the fair value based upon the variable interest rates associated with certain of these debt obligations and the Company’s estimated credit risk.

Lease Commitments (Ergotron, Inc)	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008
Ergotron, Inc
LEASE COMMITMENTS

NOTE G —	LEASE COMMITMENTS

Company as Lessee

The Company leases office space, various vehicles and equipment used to conduct business operations, which are accounted for as operating leases. Aggregate monthly rental payments for these leases total approximately $101,000 and expire between February 2010 and February 2014. Rent expense for operating leases was $1,128,284 in 2009.

Approximate future minimum lease payments for operating leases as of December 31, 2009, are as follows:

Year Ending December 31

2010	$822,000
2011	352,000
2012	248,000
2013	201,000
2014	34,000

Company as Lessor

The Company rents office and warehouse space under an operating lease agreement that requires monthly base rental payments to the Company plus the tenant’s pro rata share of real estate taxes and operating costs. Aggregate monthly base rental payments total approximately $12,000 and expire in March 2011. Rental income including the pro rata share of real estate taxes and operating costs was $189,434 in 2009.

Approximate future minimum rental receipts under the lease at December 31, 2009 are as follows:

Year Ending December 31

2010	$148,000
2011	37,000

NOTE H —	LEASE COMMITMENTS

Company as Lessee

The Company leases office space, various vehicles and equipment used to conduct business operations, which are accounted for as operating leases. Aggregate monthly rental payments for these leases total approximately $112,000 and expire between February 2009 and March 2013. Rent expense for operating leases was $1,428,123 and $961,834 in 2008 and 2007.

Approximate future minimum lease payments for operating leases as of December 31, 2008, are as follows:

Year Ending December 31

2009	$1,033,000
2010	845,000
2011	187,000
2012	71,000
2013	4,000

Company as Lessor

The Company rents office and warehouse space under an operating lease agreement that requires monthly base rental payments to the Company plus the tenant’s pro rata share of real estate taxes and operating costs. Aggregate monthly base rental payments total approximately $12,000 and expire in March 2009. Rental income including the pro rata share of real estate taxes and operating costs was $190,963 and $184,460 in 2008 and 2007.

Approximate future minimum rental receipts under the lease at December 31, 2008 are $36,000:

Pension, Profit Sharing and Other Post-Retirement Benefits	9 Months Ended	12 Months Ended
	Oct. 01, 2011	Dec. 31, 2010	Dec. 31, 2009 Ergotron, Inc	Dec. 31, 2008 Ergotron, Inc
PENSION, PROFIT SHARING AND OTHER POST RETIREMENT BENEFITS

(J)	PENSION, PROFIT SHARING & OTHER POST-RETIREMENT BENEFITS

The Company and its subsidiaries have various pension plans, supplemental retirement plans for certain officers, profit sharing and other post-retirement benefit plans requiring contributions to qualified trusts and union administered funds.

Pension and profit sharing expense charged to operations aggregated approximately $1.1 million and $1.3 million for the third quarter of 2011 and 2010, respectively, and aggregated approximately $3.8 million and $3.2 million for the first nine months of 2011 and 2010, respectively.

The Company’s policy is to generally fund currently at least the minimum required annual contribution of its various qualified defined benefit plans. At October 1, 2011, the Company estimated that approximately $7.4 million would be contributed to the Company’s defined benefit pension plans in 2011, of which approximately $5.8 million was contributed through the first nine months of 2011.

The Company’s unaudited net periodic (income) benefit cost for its defined benefit plans for the third quarter of 2011 and 2010 consists of the following components:

	For the Third Quarter of
	2011	2010
	(Dollar amounts in millions)

Service cost	$0.1	$0.1
Interest cost	2.1	2.2
Expected return on plan assets	(2.3)	(2.1)

Net periodic (income) benefit cost	$(0.1)	$0.2

The Company’s unaudited net periodic (income) benefit cost for its defined benefit plans for the first nine months of 2011 and 2010 consists of the following components:

	For the First Nine Months of
	2011	2010
	(Dollar amounts in millions)

Service cost	$0.3	$0.3
Interest cost	6.4	6.6
Expected return on plan assets	(7.0)	(6.3)

Net periodic (income) benefit cost	$(0.3)	$0.6

The Company’s unaudited net periodic benefit cost, consisting solely of interest costs, for its post-retirement health benefit plan for the first nine months of 2010 was approximately $0.2 million. There were no periodic benefit costs for the Company’s post-retirement health benefit plan for the third quarter and first nine months of 2011 or the third quarter of 2010.

10.	PENSION, PROFIT SHARING AND OTHER POST RETIREMENT BENEFITS

Nortek and its subsidiaries have various pension, supplemental retirement plans for certain officers, profit sharing and other post retirement benefit plans requiring contributions to qualified trusts and union administered funds.

Pension, profit sharing and other post retirement health benefit expense charged to operations aggregated approximately $3.8 million, $0.2 million, $5.9 million and $5.4 million for the Successor year ended December 31, 2010, the Successor period from December 20, 2009 to December 31, 2009, the Predecessor period from January 1, 2009 to December 19, 2009 and the Predecessor year ended December 31, 2008, respectively.

The decrease in pension, profit sharing and other post retirement health benefit expense for the year ended December 31, 2010 over the 2009 Successor and Predecessor Periods is primarily attributable to the elimination of the deferred loss recognition component of pension expense, reduced service and interest costs and favorable investment return for the Company’s defined benefit plans. All outstanding amortization items were recognized during fiscal 2009 as part of fresh-start accounting (Note 3, “Fresh-Start Accounting (Restated)”). Also contributing to the decrease was the suspension of the 401(k) matching contribution and reductions in profit sharing expense in 2010 in the C-HVAC segment, offset by an increase in profit sharing expense in the RVP segment.

The increase in pension, profit sharing and other post retirement health benefit expense for the 2009 Successor and Predecessor Periods over the year ended December 31, 2008 is primarily attributable to unfavorable investment performance of the Company’s defined benefit plans during the prior fiscal year. In addition, the asset loss increased expected Pension Benefit Guaranty Corporation premiums for 2009 and forced the Company to recognize a portion of the plan’s outstanding cumulative loss as a component of fiscal 2009 pension expense. These increases in expense were partially offset by lower profit sharing expense and the suspension of certain company matched contributions to the various 401(k) plans.

The Company’s policy is to generally fund currently at least the minimum required annual contribution of its various qualified defined benefit plans. In 2011, the Company expects to contribute approximately $7.5 million (unaudited) to its defined benefit pension plans.

The table that follows provides a reconciliation of benefit obligations for the periods presented:

	Pension Benefits

	Successor		Predecessor
	Dec. 31, 2010	Dec. 31, 2009	Dec. 19, 2009
	(Amounts in millions)
Change in benefit obligation:
Benefit obligation at January 1, 2010, December 20, 2009 and January 1, 2009, respectively	$159.5	$159.1	$151.3
Service cost	0.4	—	0.6
Interest cost	8.9	0.4	8.9
(Gain) loss due to foreign exchange	(1.0)	—	2.7
Actuarial loss (gain) excluding assumption changes	1.2	—	(0.4)
Actuarial loss due to assumption changes	9.3	—	8.1
Benefits and expenses paid	(12.2)	—	(12.1)

Benefit obligation at December 31, 2010, December 31, 2009 and December 19, 2009, respectively	$166.1	$159.5	$159.1

The table that follows provides a reconciliation of plan assets for the periods presented:

	Pension Benefits

	Successor		Predecessor
	Dec. 31, 2010	Dec. 31, 2009	Dec. 19, 2009
	(Amounts in millions)
Change in plan assets:
Fair value of plan assets at January, 1, 2010, December 20, 2009 and January 1, 2009, respectively	$116.6	$115.1	$100.3
Actual gain on plan assets	15.8	1.5	21.2
(Loss) gain due to foreign exchange	(0.9)	—	2.2
Employer contribution	4.8	—	3.5
Benefits and expenses paid	(12.2)	—	(12.1)

Fair value of plan assets at December 31, 2010, December 31, 2009 and December 19, 2009, respectively	$124.1	$116.6	$115.1

As of December 31, 2010, December 31, 2009 and December 19, 2009, all of the Company’s plans were underfunded. The table that follows provides a reconciliation of the funded status of plans for the periods presented:

	Pension Benefits

	Successor		Predecessor
	Dec. 31, 2010	Dec. 31, 2009	Dec. 19, 2009
	(Amounts in millions)
Funded status and statement of financial position:
Fair value of plan assets at December 31, 2010, December 31, 2009 and December 19, 2009, respectively	$124.1	$116.6	$115.1
Benefit obligation at December 31, 2010. December 31, 2009 and December 19, 2009, respectively	166.1	159.5	159.1

Funded status at December 31, 2010, December 31, 2009 and December 19, 2009, respectively	$(42.0)	$(42.9)	$(44.0)

The following amounts were recognized in the accompanying consolidated balance sheet for the Company’s defined benefit plans at December 31, 2010 and 2009:

	Pension Benefits at December 31,
	2010	2009
	(Amounts in millions)

Current liabilities	$0.6	$0.6
Non-current liabilities	41.4	42.3

	$42.0	$42.9

The following amounts were recognized in accumulated other comprehensive income (loss) in the accompanying consolidated balance sheet at the periods presented:

	Pension Benefits

	Successor		Predecessor
	Dec. 31, 2010	Dec. 31, 2009	Dec. 19, 2009(1)
	(Amounts in millions)
Actuarial (loss) gain, net of tax benefit (provision) of approximately $0.6 million and $(0.3) million at December 31, 2010 and 2009, respectively	$(1.5)	$0.8	$—

(1)	At December 19, 2009, prior to the fresh-start adjustment to eliminate accumulated other comprehensive income (loss), a loss of approximately $22.4 million, including a tax provision of approximately $7.3 million was recognized in accumulated other comprehensive income. See Note 3, “Fresh-Start Accounting (Restated)”.

The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for the Company’s pension plans with accumulated benefit obligations in excess of plan assets were approximately $166.1 million, $166.0 million and $124.1 million, respectively, as of December 31, 2010. The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for the Successor pension plans with accumulated benefit obligations in excess of plan assets were approximately $159.5 million, $159.4 million and $116.6 million, respectively, as of December 31, 2009.

At December 31, 2010, the expected future benefit payments for the Successor’s defined benefit plans were as follows:

Year Ended	Defined Benefit
December 31,	Plan Payments
(Amounts in millions)

2011	$11.3
2012	11.5
2013	11.6
2014	11.8
2015	11.9
2016-2020	61.6

The Company’s pension plan assets by asset category and by investment objective for equity securities, investment funds and investments in limited partnerships are shown in the tables below. Pension plan assets for the foreign plan relate to the Company’s pension plan in the United Kingdom.

	December 31, 2010		December 31, 2009
	Investment	% of Total	Investment	% of Total
	(Dollar amounts in millions)

Asset Category
Interest bearing cash:
Domestic plans	$2.3	1.9%	$2.2	1.9%
Foreign plan	—	—	0.4	0.3
Government securities:
Domestic plans	3.2	2.6	6.4	5.5
Corporate debt:
Domestic plans	11.1	8.9	12.3	10.5
Equity securities:
Domestic plans	21.1	17.0	20.6	17.7
Investment funds:
Domestic plans	53.5	43.1	43.8	37.6
Foreign plan	10.4	8.4	24.2	20.8
Investments in limited partnerships:
Domestic plans	5.5	4.4	5.1	4.4
Investments in pooled pension funds:
Foreign plan	15.5	12.5	—	—
Other investments:
Domestic plans	1.5	1.2	1.6	1.3

Total plan assets	$124.1	100.0%	$116.6	100.0%

Equity Securities by Investment Objective:
Domestic large cap value	$3.9	3.1%	$3.5	3.0%
Domestic mid cap growth	4.0	3.2	3.6	3.1
Domestic mid cap value	8.1	6.5	6.2	5.3
Domestic small cap value	5.1	4.2	7.3	6.3

	$21.1	17.0%	$20.6	17.7%

The investment objective for equity securities represents the principal criteria by which investment manager performance is evaluated. Individual investments included within these groupings may include foreign or other equity investments that are reflective of the overall investment objective for the investment manager.

	December 31, 2010		December 31, 2009
	Investment	% of Total	Investment	% of Total
	(Dollar amounts in millions)

Investment Funds by Investment Objective:
Domestic large cap growth	$4.2	3.4%	$5.6	4.8%
International growth	—	—	4.8	4.1
International value	3.5	2.8	11.5	9.9
International core	10.2	8.2	8.5	7.3
Domestic mid cap value	4.1	3.3	3.4	2.9
Domestic small cap value	8.7	7.0	4.4	3.8
International macro hedge	2.5	2.0	2.3	2.0
Fixed income	30.7	24.8	27.5	23.6

	$63.9	51.5%	$68.0	58.4%

Investments in Limited Partnerships by Investment Objective:
Domestic large cap core	$2.5	2.0%	$2.4	2.1%
International core	2.9	2.3	2.6	2.2
Domestic mid cap value	0.1	0.1	0.1	0.1

	$5.5	4.4%	$5.1	4.4%

Investments in Pooled Pension Funds by Investment Objective:
International hedge	$15.5	12.5%	$—	—%

The Company’s overall weighted-average asset allocations for its domestic and foreign plans at December 31, 2010 and 2009 are as follows:

	December 31,
Asset Category	2010	2009

Cash and cash equivalents	1.9%	2.2%
Equity based	60.6%	56.8%
Fixed income based	37.5%	41.0%

	100.0%	100.0%

The Company’s domestic qualified defined benefit plans’ and foreign pension plan’s assets are invested to maximize returns without undue exposure to risk. The domestic plans investment objectives are to produce a total return exceeding the median of a universe of portfolios with similar average asset allocation and investment style objectives, and to earn a return, net of fees, greater or equal to the long-term rate of return used by the Company in determining pension expense. The foreign plan investment objectives for the fixed income fund are to outperform the composite benchmark by 0.8% per annum over a rolling three year period. The foreign plan investment objectives for the pooled pension fund are to provide positive investment returns in all market conditions over the medium to long-term and the investment strategies include the use of advanced derivative techniques that result in a highly diversified portfolio. As indicated in the tables above, investment risk for both the domestic and foreign plans are controlled by maintaining a portfolio of assets that is diversified across a variety of asset classes and investment styles in order to minimize exposure with respect to the size of individual securities and industry concentration. The domestic plans use a variety of investment managers who are evaluated on a quarterly basis while the foreign plan uses two investment funds to manage its assets. The plans’ asset allocation policies are consistent with the established investment objectives and risk tolerances. The asset allocation policies are developed by examining the historical relationships of risk and return among asset classes, and are designed to provide the highest probability of meeting or exceeding the return objectives at the lowest possible risk. For 2011, the domestic plans’ target allocation is 56.5% for equity based investments, 42.0% for fixed income based investments and 1.5% for cash. The foreign plan target allocation for 2011 is to split the pension assets broadly into 60.0% growth investments and 40.0% bond investments consistent with the portfolio benchmark for 2010.

The following tables sets forth by level, within the fair value hierarchy (see Note 4, “Summary of Significant Accounting Policies”), the pension plan assets carried at fair value as of December 31, 2010 and 2009:

	Assets at Fair Value as of December 31, 2010
	Level 1	Level 2	Level 3	Total
	(Amounts in millions)

Interest-bearing cash	$2.3	$—	$—	$2.3
U.S. government securities	3.2	—	—	3.2
Corporate debt	11.1	—	—	11.1
Equity securities	21.1	—	—	21.1
Investment funds	63.9	—	—	63.9
Investments in limited partnerships	—	—	5.5	5.5
Investments in pooled pension funds	—	—	15.5	15.5
Other long-term investments	1.5	—	—	1.5

Total investments at fair value	$103.1	$—	$21.0	$124.1

	Assets at Fair Value as of December 31, 2009
	Level 1	Level 2	Level 3	Total
	(Amounts in millions)

Interest-bearing cash	$2.6	$—	$—	$2.6
U.S. government securities	6.4	—	—	6.4
Corporate debt	12.3	—	—	12.3
Equity securities	20.6	—	—	20.6
Investment funds	68.0	—	—	68.0
Investments in limited partnerships	—	—	5.1	5.1
Other long-term investments	1.6	—	—	1.6

Total investments at fair value	$111.5	$—	$5.1	$116.6

The table below sets forth a summary of changes in the fair value of the Plan’s Level 3 assets for the year ended December 31, 2010:

Investments in Limited
Partnerships
(Amounts in millions)

Balance, beginning of year	$5.1
Net increase in value of investments	0.4
Purchases, sales, issuances and settlements (net)	15.5

Balance, end of year	$21.0

The assumptions used in determining pension, supplemental retirement plans and post retirement costs and the projected benefit obligation are as follows:

	Successor		Predecessor
For the Year Ended December 31,
	2010	2009	2008
Discount rate for projected benefit obligation	4.00% - 5.40%	4.50% - 6.00%	4.50% - 6.25%
Discount rate for pension costs	4.50% - 6.00%	4.50% - 6.00%	4.50% - 6.25%
Expected long-term average return on plan assets	6.72% - 7.75%	6.75% - 7.75%	7.00% - 7.75%
Rate of compensation increase	2.00% - 3.00%	2.00% - 3.00%	3.25% - 5.00%

The Company utilizes long-term investment-grade bond yields as the basis for selecting a discount rate by which plan obligations are measured. An analysis of projected cash flows for each plan is performed in order to determine plan-specific duration. Discount rates are selected based on high quality corporate bond yields of similar durations.

The Company’s net periodic benefit cost for its defined benefit plans for the periods presented consist of the following components:

	Successor		Predecessor
	Jan. 1, 2010 -	Dec. 20, 2009 -	Jan. 1, 2009 -	Jan. 1, 2008 -
	Dec. 31, 2010	Dec. 31, 2009	Dec. 19, 2009	Dec. 31, 2008
	(Amounts in millions)
Service cost	$0.4	$—	$0.6	$0.5
Interest cost	8.9	0.4	8.9	9.7
Expected return on plan assets	(8.5)	(0.4)	(7.1)	(10.5)
Recognized actuarial loss (gain)	—	—	0.6	(0.1)

Net periodic benefit cost (income)	$0.8	$—	$3.0	$(0.4)

The adjustment to accumulated other comprehensive income represents the net unrecognized actuarial gains and losses. These amounts will be recognized in future periods as components of net periodic pension cost. The Company does not expect to recognize any amounts recorded in accumulated other comprehensive income as components of net periodic benefit cost in the year ended December 31, 2011.

Other changes in assets and obligations recognized in other comprehensive income (loss) for the year ended December 31, 2010, the 2009 Successor Period, the 2009 Predecessor Period and the year ended December 31, 2008 consist of net losses of approximately $2.3 million (net of tax of approximately $0.9 million), net gains of approximately $0.8 million (net of tax of approximately $0.3 million), net gains of approximately $5.2 million (net of tax of approximately $1.8 million) and net losses of approximately $36.6 million, respectively.

The table that follows provides a reconciliation of the benefit obligations of the Company’s post retirement health benefit plans for the periods presented:

	Non-Pension Post
	Retirement Health Benefits

	Successor		Predecessor
	Dec. 31, 2010	Dec. 31, 2009	Dec. 19, 2009
	(Amounts in millions)
Change in benefit obligation:
Benefit obligation at January 1, 2010, December 20, 2009 and January 1, 2009, respectively	$6.7	$6.7	$6.4
Interest cost	0.3	—	0.3
Actuarial gain excluding assumption changes	(0.1)	—	(0.2)
Actuarial loss due to assumption changes	0.1	—	—
Actuarial loss due to plan changes	—	—	0.3
Benefits and expenses paid	(0.1)	—	(0.1)

Benefit obligation at December 31, 2010, December 31, 2009 and December 19, 2009, respectively	$6.9	$6.7	$6.7

The table that follows provides a reconciliation of the plan assets of the Company’s post retirement health benefit plans for the periods presented:

	Non-Pension Post
	Retirement Health Benefits

	Successor		Predecessor
	Dec. 31, 2010	Dec. 31, 2009	Dec. 19, 2009
	(Amounts in millions)
Change in plan assets:
Fair value of plan assets at January 1, 2010, December 20, 2009 and January 1, 2009, respectively	$—	$—	$—
Employer contribution	0.1	—	0.1
Benefits and expenses paid	(0.1)	—	(0.1)

Fair value of plan assets at December 31, 2010, December 31, 2009 and December 19, 2009, respectively	$—	$—	$—

The table that follows provides a reconciliation of the funded status of the Company’s post retirement health benefit plans for the periods presented:

	Non-Pension Post
	Retirement Health Benefits

	Successor		Predecessor
	Dec. 31, 2010	Dec. 31, 2009	Dec. 19, 2009
	(Amounts in millions)
Funded status and statement of financial position:
Fair value of plan assets	$—	$—	$—
Benefit obligation	6.9	6.7	6.7

Funded status at December 31, 2010, December 31, 2009 and December 19, 2009, respectively	$(6.9)	$(6.7)	$(6.7)

The following amounts were recognized in the accompanying consolidated balance sheet for the Company’s post retirement health benefit plans at December 31, 2010 and 2009:

	Non-Pension Post Retirement
	Health Benefits
	at December 31,
	2010	2009
	(Amounts in millions)

Current liabilities	$0.4	$0.3
Non-current liabilities	6.5	6.4

	$6.9	$6.7

At December 31, 2010, the expected post retirement health benefit payments for the Successor were as follows:

Post Retirement
Year Ended	Health Benefit
December 31,	Payments
(Amounts in millions)

2011	$0.4
2012	5.0
2013	0.3
2014	0.3
2015	0.3
2016-2020	1.0

The Company’s net periodic benefit cost for its post retirement health benefit plans for the periods presented consists of the following components:

	Successor		Predecessor
	Jan. 1, 2010 -	Dec. 20, 2009 -	Jan. 1, 2009 -	Jan. 1, 2008 -
	Dec. 31, 2010	Dec. 31, 2009	Dec. 19, 2009	Dec. 31, 2008
		(Amounts in millions)
Interest cost	$0.3	$—	$0.3	$0.3
Amortization of prior service cost	—	—	(0.2)	(0.2)

Net periodic post-retirement health benefit cost	$0.3	$—	$0.1	$0.1

The adjustment to accumulated other comprehensive income represents the net unrecognized actuarial gains and losses. These amounts will be recognized in future periods as components of net periodic pension cost. The Company does not expect to recognize any amounts recorded in accumulated other comprehensive income as components of net periodic benefit cost in the year ended December 31, 2011.

The amount recognized in other comprehensive income for the 2009 Predecessor Period was a loss of approximately $0.4 million and for the year ended December 31, 2008 was a gain of approximately $0.2 million. At December 19, 2009, prior to the fresh-start adjustment to eliminate accumulated other comprehensive income, a gain of approximately $0.2 million was recognized in other comprehensive income. There were no amounts recognized in accumulated other comprehensive income for the year ended December 31, 2010 or the 2009 Successor Period.

For purposes of calculating the post retirement health benefit cost, a medical inflation rate of 8.25% and 9.0% was assumed for 2010 and 2009, respectively. For both 2010 and 2009, the rate was assumed to decrease gradually to an ultimate rate of 5.0% by 2013. A one percentage point change in assumed health care cost trends does not have a significant effect on the amount of liabilities recorded in the Successor’s consolidated balance sheet at December 31, 2010.

NOTE I —	EMPLOYEE RETIREMENT SAVINGS 401(K) PLAN

The Company has established a 401(k) plan for all eligible employees. The plan allows employees to defer up to 100% of compensation subject to the maximum statutory dollar limit. For employees who meet certain eligibility requirements, the Company may contribute to the plan a matching percentage of employee contributions. The Company matching percentage was 50% in 2009. The amount of the Company’s matching contribution is limited to a maximum of three percent of each employee’s eligible compensation, although additional contributions may be made by resolution of the plan’s trustees. Company contributions vest to employees ratably over five years. During a portion of 2009 the Company temporarily suspended the matching contribution. Expense for Company matching contributions and administrative costs related to the employee retirement savings 401(k) plan was $259,187 in 2009.

NOTE J —	EMPLOYEE RETIREMENT SAVINGS 401(K) PLAN

The Company has established a 401(k) plan for all eligible employees. The plan allows employees to defer up to 100% of compensation subject to the maximum statutory dollar limit. For employees who meet certain eligibility requirements, the Company may contribute to the plan a matching percentage of employee contributions. The Company matching percentage was 50% in 2008 and 2007. The amount of the Company’s matching contribution is limited to a maximum of three percent of each employee’s eligible compensation, although additional contributions may be made by resolution of the plan’s trustees. Company contributions vest to employees ratably over five years. Expense for Company matching contributions and administrative costs related to the employee retirement savings 401(k) plan was $406,262 in 2008 and $389,196 in 2007.

Exit and Disposal Activities	9 Months Ended	12 Months Ended
	Oct. 01, 2011	Dec. 31, 2010
Exit and Disposal Activities [Abstract]
EXIT AND DISPOSAL ACTIVITIES

(K)	EXIT AND DISPOSAL ACTIVITIES

The Company has initiated various exit and disposal activities including, but not limited to, the following matters.

During 2010, the Company announced the formation of its new audio/visual control company within the TECH segment called The AVC Group, LLC (“The AVC Group”). Upon the formation of The AVC Group, the operations of Niles Audio Corporation, Elan Home Systems, L.L.C. and Xantech LLC were combined to improve the overall operational efficiencies of these companies. In conjunction with the formation of The AVC Group, the Company is in the process of consolidating and shutting down certain of its facilities and, as a result, recorded net expenses within selling, general and administrative expense, net (“SG&A”) of approximately $0.4 million for the first nine months of 2011 consisting of severance and other expenses. During 2010, the Company recorded approximately $2.8 million (of which approximately $2.6 million was recorded within SG&A) of severance and other expenses related to this activity, of which approximately $0.4 million was recorded in SG&A in the third quarter of 2010. The Company does not anticipate recording any additional expenses related to severance or other costs associated with this activity.

In addition, the Company is in the process of restructuring its Aigis Mechtronics, Inc. (“Aigis”) and Lite Touch, Inc. (“Lite Touch”) facilities within the TECH segment. As a result, during the third quarter and first nine months of 2011, the Company recorded expenses of approximately $0.2 million (of which approximately $0.1 million was recorded within SG&A) and $0.8 million (of which approximately $0.6 million was recorded within SG&A), respectively, related to severance and other costs. The Company anticipates recording additional expenses associated with the restructuring of Aigis and Lite Touch of approximately $0.3 million through the fourth quarter of 2011.

In February 2011, management approved an initial plan to reduce costs and improve production efficiencies at the Company’s subsidiary, Best, and during the third quarter of 2011, our Board of Directors approved additional plans that are expected to further improve the overall operational efficiencies of Best. During the third quarter and first nine months of 2011, the Company recorded expenses within SG&A of the RVP segment of approximately $0.1 million and $0.6 million, respectively, related to severance and other costs. The Company also recorded additional severance costs of approximately $0.4 million and $1.7 million within cost of products sold (“COGS”) during the third quarter and first nine months of 2011, respectively. In the fourth quarter of 2011, the Company transferred certain operations from Italy to Poland in accordance with the plan and is involved in ongoing union negotiations with respect to the employees to be terminated. The Company anticipates recording additional expenses of between approximately $10 million and $13 million related to this restructuring plan consisting of severance and other expenses in the fourth quarter of 2011 and through 2012.

The following table sets forth exit and disposal activity in accordance with ASC 420, “Exit or Disposal Cost Obligations” (“ASC 420”) in the accompanying unaudited condensed consolidated statement of operations for the first nine months of 2011:

			Payments
	Balance		and Asset		Balance
	12/31/10	Provision	Write Downs	Other	10/1/11
	(Amounts in millions)

Employee Separation Expenses:
SG&A	$2.0	$1.6	$(3.1)	$(0.1)	$0.4
COGS	0.1	2.2	(1.9)	—	0.4

Total Employee Separation Expenses	2.1	3.8	(5.0)	(0.1)	0.8

Other Costs and Expenses:
SG&A	0.9	0.5	(1.1)	—	0.3
COGS	—	0.1	(0.1)	—	—

Total Other Costs and Expenses	0.9	0.6	(1.2)	—	0.3

Total Restructuring Activity:
SG&A	2.9	2.1	(4.2)	(0.1)	0.7
COGS	0.1	2.3	(2.0)	—	0.4

	$3.0	$4.4	$(6.2)	$(0.1)	$1.1

Employee separation expenses are comprised of severance, vacation, outplacement and retention bonus payments. Other costs include expenses associated with asset write-downs, terminating other contractual arrangements, costs to prepare facilities for closure, and costs to move equipment and products to other facilities.

13.	RESTRUCTURING CHARGES

During 2010, the Company announced the formation of its new audio/visual control company within the TECH segment called The AVC Group, LLC (“The AVC Group”). Upon the formation of The AVC Group, the operations of Niles Audio Corporation, Elan Home Systems, L.L.C and Xantech LLC were combined to improve the overall operational efficiencies of these companies. In conjunction with the formation of The AVC Group, the Company is in the process of consolidating and shutting down certain of its facilities and, as a result, recorded net expenses of approximately $2.8 million, of which approximately $2.6 million was recorded to selling, general and administrative expense, net (“SG&A”) and approximately $0.2 million was recorded to cost of products sold (“COGS”), for the year ended December 31, 2010, consisting of severance and other expenses. The Company anticipates recording additional expenses related to severance and other costs associated with this activity of approximately $0.9 million through the first half of 2011.

In addition, the Company is in the process of shutting down its Imerge Limited and Aigis Mechtronics, Inc. (“Aigis”) facilities within the TECH segment. As a result, during the year ended December 31, 2010, the Company has recorded expenses of approximately $1.6 million, within SG&A related to severance and other costs. The Company anticipates recording additional expenses associated with the closure of Aigis of approximately $0.1 million through the first half of 2011.

The following table sets forth restructuring activity in accordance with ASC 420, “Exit or Disposal Cost Obligations” (“ASC 420”) in the accompanying consolidated statement of operations for the year ended December 31, 2010:

			Payments
	Balance		and Asset		Balance
	12/31/09	Provision	Write Downs	Other	12/31/10
		(Amounts in millions)

Employee Separation Expenses:
SG&A	$0.3	$3.0	$(1.4)	$0.1	$2.0
COGS	0.1	0.2	(0.2)	—	0.1

Total Employee Separation Expenses	0.4	3.2	(1.6)	0.1	2.1

Other Costs and Expenses:
SG&A	1.4	1.6	(2.3)	0.2	0.9
COGS	—	0.3	(0.3)	—	—

Total Other Costs and Expenses	1.4	1.9	(2.6)	0.2	0.9

Total Restructuring Activity:
SG&A	1.7	4.6	(3.7)	0.3	2.9
COGS	0.1	0.5	(0.5)	—	0.1

	$1.8	$5.1	$(4.2)	$0.3	$3.0

Employee separation expenses are comprised of severance, vacation, outplacement and retention bonus payments. Other restructuring costs include expenses associated with asset write-downs, terminating other contractual arrangements, costs to prepare facilities for closure, and costs to move equipment and products to other facilities.

Related Party Transactions (Ergotron, Inc)	9 Months Ended	12 Months Ended
	Oct. 02, 2010	Dec. 31, 2009	Dec. 31, 2008
Ergotron, Inc
RELATED PARTY TRANSACTIONS

NOTE C —	RELATED PARTY TRANSACTIONS

Royalty and License Agreements

In April 1999, the Company entered into a royalty and license agreement with the majority stockholder of the Company. The Company obtained licenses for the use of patents owned by the majority stockholder until such time as the parties terminate their respective rights under the agreement. In return for the use of the patents, the Company pays royalties to the majority stockholder based on a percentage (0.50% for the first quarter in 2009, 0.75% for the second quarter of 2009 through the first quarter of 2010 and 1.5% beginning in the second quarter of 2010). Royalty fees charged to operations under this royalty agreement were $1,913,651 for the nine months ended October 2, 2010 and $745,710 for the nine months ended October 3, 2009.

NOTE K —	RELATED PARTY TRANSACTIONS

Royalty and License Agreements

In April 1999, the Company entered into a royalty and license agreement with the majority stockholder of the Company. The Company obtained licenses for the use of patents owned by the majority stockholder until such time as the parties terminate their respective rights under the agreement. In return for the use of the patents, the Company pays royalties to the majority stockholder based on a percentage (0.50% for the first quarter in 2009 and 0.75% for the remaining three quarters in 2009) of net product sales. Royalty fees charged to operations under this royalty agreement were $1,058,863 in 2009. Royalty payments will be based on a percentage of 1.5% of net product sales beginning in the second quarter of 2010.

NOTE L —	RELATED PARTY TRANSACTIONS

Royalty and License Agreements

In April 1999, the Company entered into a royalty and license agreement with the majority stockholder of the Company. The Company obtained licenses for the use of patents owned by the majority stockholder until such time as the parties terminate their respective rights under the agreement. In return for the use of the patents, the Company pays royalties to the majority stockholder based on a percentage (0.75% in 2008 and 2007) of net product sales. Royalty fees charged to operations under this royalty agreement were $1,083,153 in 2008 and $993,039 in 2007.

Share-Based Compensation	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009 Ergotron, Inc	Dec. 31, 2008 Ergotron, Inc
SHARE-BASED COMPENSATION

9.	SHARE-BASED COMPENSATION

Incentive Compensation Plan

On December 17, 2009, the Company established the 2009 Omnibus Incentive Plan (the “Incentive Plan”) which allows for grants of options, stock appreciation rights, restricted stock, other stock-based awards and performance-based compensation awards. The Incentive Plan is administered by the Board of Directors, the Compensation Committee of the Board of Directors, or any other committee designated by the Board of Directors to administer the Incentive Plan (the “Committee”). Participants consist of such employees, directors and other individuals providing services to the Company, or any subsidiary or affiliate, as the Committee in its sole discretion determines and whom the Committee may designate from time to time to receive awards.

Under the 2009 Plan, 2,153,110 shares were authorized for grant through December 17, 2019, of which 1,076,555 may be in the form of incentive stock options. The maximum number of shares for which options and stock appreciation rights may be granted to any participant in any calendar year is 627,990, and the maximum number of shares with respect to other awards denominated in shares in any calendar year is 627,990. The maximum value of cash payable with respect to awards denominated in cash or property that may be granted to any participant in any plan year is $5.0 million, subject to certain adjustments as defined. In the event that any outstanding award expires, is forfeited, cancelled or otherwise terminated without the issuance of shares or is otherwise settled for cash, the shares subject to such award shall again be available for awards. At December 31, 2010, there are 671,148 remaining shares available for grant under the Incentive Plan.

Stock Options

Options granted under the Plan generally vest at the rate of 20% on each anniversary of the grant date, beginning with the first anniversary of the grant date, with 100% vesting upon the fifth anniversary of the grant date, and, unless terminated earlier, expire on the tenth anniversary of the grant date.

The following table summarizes the Successor’s common stock option transactions for the years ended December 31:

	2010		2009
		Weighted		Weighted
		Average		Average
	Number of	Exercise	Number of	Exercise
	Shares	Price	Shares	Price

Outstanding, Beginning of Year	710,731	$17.50	—	$—
Granted	92,000	22.61	710,731	17.50
Exercised	—	—	—	—
Forfeited	(21,750)	17.50	—	—

Outstanding, End of Year	780,981	$18.10	710,731	$17.50

The weighted average grant date fair value of options granted was approximately $8.05 and $4.66 during the years ended December 31, 2010 and 2009, respectively. There were no options granted during 2008.

The estimated fair value of the options granted was measured on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions:

	December 31,
	2010	2009

Risk-Free Interest Rate	2.39%	2.19%
Expected Term	5.78 years	5.78 years
Expected Volatility	55.0%	55.0%
Expected Dividend Yield	—%	—%

The risk-free interest rate for periods within the life of the option is based upon a blend of U.S. Treasury bond rates with maturities equal to the expected term of the options. The expected term assumption was derived using a binomial model analysis. The expected volatility assumption is based upon the historical volatility of comparable public companies’ stock as well as the implied volatility of outstanding options for the comparable companies that had such options. The dividend yield represents the expected dividends on the Company’s common stock for the expected term of the option.

At December 31, 2010, there were 139,796 vested and exercisable options outstanding with a weighted average exercise price of $17.50, aggregate intrinsic value of approximately $2.6 million, and weighted average remaining contractual term of approximately 8.9 years. The aggregate fair value of options vesting during the year ended December 31, 2010 was approximately $0.7 million. No options were exercised during the three years ended December 31, 2010. Additionally, at December 31, 2010, 582,662 additional options were expected to vest with a weighted average exercise price of approximately $18.23, and a weighted average remaining term of approximately 9.0 years. The aggregate intrinsic value of these options was approximately $10.4 million. The aggregate intrinsic value of options represents the total pre-tax intrinsic value (the difference between the estimated fair value of the Company’s stock on December 31, 2010 and the exercise price, multiplied by the number of in-the-money options) that would have been received by the option holders had all option holders exercised their options on December 31, 2010. This amount changes based upon the fair market value of the Successor’s common stock.

As of December 31, 2010, there was approximately $3.1 million of unrecognized compensation cost related to stock options granted under the Incentive Plan. That cost is expected to be recognized on a straight-line basis over a weighted average period of approximately 4.0 years. Total compensation expense related to stock options was approximately $0.8 million for the year ended December 31, 2010. The related tax benefit recognized for the year ended December 31, 2010 totaled approximately $0.3 million. No compensation cost was recognized during the 2009 Successor Period for stock options.

Restricted Stock

The Company has awarded restricted shares of common stock to certain key employees. These shares are eligible to become vested in annual installments beginning in 2010 based upon the achievement of specified levels of Adjusted EBITDA, as defined, for each of the years ended December 31, 2010, 2011, 2012 and 2013. The shares, if any, are vested as of December 31 of each year. However, as the number of shares vesting is contingent upon the Company’s financial results, determined based upon the issuance of audited financial statements, the actual vesting of shares does not occur until the first quarter of the following year.

Restricted stock has the same cash dividend and voting rights as other common stock and, once issued, is considered to be legally issued and outstanding (even when unvested). Recipients of restricted stock are entitled to receive dividends when and if the Successor pays a cash dividend on its common stock. Such dividends are payable only upon the vesting of the related restricted shares.

The following table summarizes the Successor’s restricted stock activity for the years ended December 31:

	2010		2009
		Weighted Average		Weighted Average
	Number of	Grant Date	Number of	Grant Date
	Shares	Fair Value	Shares	Fair Value

Unvested, Beginning of Year	710,731	$11.29	—	$—
Granted	2,000	10.85	710,731	11.29
Vested	(175,261)	11.29	—	—
Forfeited	(11,750)	11.29	—	—

Unvested, End of Year	525,720	$11.29	710,731	$11.29

The cost of these restricted stock awards, calculated as the estimated fair market value of the shares on the date of grant, net of estimated forfeitures, is being recognized as it becomes probable that the restricted shares, or any portion thereof, will vest. The fair value of the 2010 grants is based upon the closing price of the Company’s stock on the date of grant. The fair value of the 2009 grants was estimated using a combination of the income and market approaches. Total compensation expense recognized in 2010 related to restricted stock was approximately $2.0 million. The related tax benefit recognized for the year ended December 31, 2010 totaled approximately $0.8 million. No compensation cost was recognized during the 2009 Successor Period for restricted stock awards. At December 31, 2010 there was approximately $5.5 million of unrecognized compensation cost with respect to restricted stock granted under the Incentive Plan.

The targeted Adjusted EBITDA for 2013 has not been established. Therefore, under ASC 505-50, “Equity-Based Payments to Non-Employees”, a measurement date has not occurred for accounting purposes with respect to the shares expected to vest in that year.

Predecessor Stock-Based Compensation

At December 31, 2008, certain employees and consultants held approximately 23,269 C-1 units and approximately 40,745 C-2 units, which represented equity interests in THL-Nortek Investors, LLC (“Investors LLC”), the parent of NTK Holdings, that functioned similar to stock awards. The C-1 units vested pro rata on a quarterly basis over a three-year period and approximately 23,116 were vested at December 31, 2008. The total fair value of the C-1 units was approximately $1.2 million and approximately $0.1 million remained to be amortized at December 31, 2008. The C-2 units only vested in the event that certain performance-based criteria, as defined, were met. At December 31, 2008, there was approximately $1.6 million of unamortized stock-based employee compensation with respect to the C-2 units, which would have been recognized in the event that it became probable that the C-2 units or any portion thereof would vest. The C-1 and C-2 units were valued using the Black-Scholes option pricing model to determine the freely-traded call option value based upon information from comparable public companies, which was then adjusted to reflect the discount period, the minority interest factor and the lack of marketability factor to arrive at the final valuations.

The Predecessor recorded stock-based compensation charges in selling, general and administrative expense, net of approximately $0.1 million for the 2009 Predecessor Period and $0.1 million for the year ended December 31, 2008. These units were cancelled in connection with the Reorganization.

NOTE J —	STOCK-BASED COMPENSATION

The Company’s 1997 Incentive Stock Option Plan (the “1997 Plan”) provided for the granting of options to both employees and non-employees for the purchase of up to 3,307,642 shares of the Company’s Class A common stock. The 1997 Plan expired in December 2007 and no further options may be granted thereunder. During 2008, the Board of Directors approved the 2008 Incentive Stock Option Plan (the “2008 Plan”) and authorized 500,000 shares for grant under the plan. There were 27,720 shares available for future grant under the 2008 Plan as of December 31, 2009. The 2008 Plan expires in 2018 at which time no further options may be granted under the Plan. Under both plans, the terms of options granted are determined by the Board of Directors, but in no event shall the exercise period exceed ten years from the date of grant. The exercise price is established by the terms of the individual plan agreements and is equal to the fair market value of the stock at the date of grant, as determined by the Board of Directors. Options issued become exercisable over vesting periods ranging from zero to five years as provided in the individual plan agreements. Upon a change in control of the Company, as defined in the Plans, all options outstanding on the date of the change in control become fully exercisable.

Total stock-based compensation for options granted to employees included in operating expense was $188,588 in 2009. As of December 31, 2009, approximately $87,400 of total unrecognized compensation costs related to non-vested awards is expected to be recognized over a weighted-average period of approximately one year.

The fair value of each stock option award was estimated on the date of grant using the Black-Scholes option pricing model in 2009. The following assumptions were used to estimate the fair value of options:

Assumptions:	2009

Expected dividend yield	0%
Expected life	1 year
Expected volatility	30%
Risk-free interest rate	0.33% to 0.66%

The weighted-average fair value of options granted during the year ended December 31, 2009 was $0.25.

A summary of activity related to common stock options is as follows for the year ended December 31, 2009:

		Weighted-
	Number of	Average
	Common Stock	Exercise
	Options	Price

Options outstanding at December 31, 2008	2,966,180	$4.49
Granted	289,800	6.72
Canceled	(107,255)	4.55
Exercised	(1,831,424)	2.50

Options outstanding at December 31, 2009	1,317,301	$4.95

Options exercisable at December 31, 2009	976,626	$4.76

Information regarding weighted-average exercise prices, number of options outstanding, and number of options exercisable as of December 31, 2009, under the stock option plan is as follows:

	Options outstanding		Options exercisable
Range of		Weighted-average		Weighted-average
exercise prices	Number	exercise price	Number	exercise price

$0.46 – $2.52	1,000	$2.52	1,000	$2.52
$3.00 – $3.70	120,750	$3.11	120,750	$3.11
$4.23 – $5.50	917,241	$4.84	768,756	$4.83
$5.76 – $6.35	188,270	$5.78	26,920	$5.78
$6.47 – $8.24	90,040	$6.73	59,200	$6.71

	1,317,301	$4.95	976,626	$4.76

NOTE K —	STOCK-BASED COMPENSATION

The Company’s 1997 Incentive Stock Option Plan (the “1997 Plan”) provided for the granting of options to both employees and non-employees for the purchase of up to 3,307,642 shares of the Company’s Class A common stock. The 1997 Plan expired in December 2007 and no further options may be granted thereunder. During 2008, the Board of Directors approved the 2008 Incentive Stock Option Plan (the “2008 Plan”) and authorized 500,000 shares for grant under the plan. There were 316,180 shares available for future grant under the 2008 Plan as of December 31, 2008. The 2008 Plan expires in 2018 at which time no further options may be granted under the Plan. Under both plans, the terms of options granted are determined by the Board of Directors, but in no event shall the exercise period exceed ten years from the date of grant. The exercise price is established by the terms of the individual plan agreements and is equal to the fair market value of the stock at the date of grant, as determined by the Board of Directors. Options issued become exercisable over vesting periods ranging from zero to five years as provided in the individual plan agreements. Upon a change in control of the Company, as defined in the Plans, all options outstanding on the date of the change in control become fully exercisable.

Total stock-based compensation for options granted to employees included in operating expense was $153,636 in 2008 and $84,018 in 2007. As of December 31, 2008, approximately $168,000 of total unrecognized compensation costs related to non-vested awards is expected to be recognized over a weighted-average period of approximately two years.

Prior to the Company’s adoption of SFAS 123R on January 1, 2006, the Company granted 37,190 options to outside parties during fiscal year 2005 which remain outstanding at December 31, 2008. The Company records compensation expense based on the fair value of these options within operating expenses upon the vesting of the optioned shares. During fiscal years 2008 and 2007, the Company recorded compensation expense of $13,138 and $13,144. As of December 31, 2008 these options have been fully expensed and no further compensation expense will be recognized in future years.

The fair value of each stock option award was estimated on the date of grant using the Black-Scholes option pricing model in 2008 and 2007. The following assumptions were used to estimate the fair value of options:

Assumptions:	2008	2007

Expected dividend yield	0%	0%
Expected life	2 years	3 years
Expected volatility	30%	30%
Risk-free interest rate	1.5% to 2.5%	3.9% to 4.8%

The weighted-average fair value of options granted during the years ended December 31, 2008 and 2007 were $1.07 and $1.75, respectively.

A summary of activity related to common stock options is as follows for the years ended December 31:

		Weighted-
	Number of	Average
	Common Stock	Exercise
	Options	Price

Outstanding at December 31, 2006	3,115,721	$4.29
Granted	67,608	5.54
Canceled	(93,880)	4.24
Exercised	(177,835)	3.06

Outstanding at December 31, 2007	2,911,614	4.39
Granted	186,860	5.79
Canceled	(102,615)	4.72
Exercised	(29,679)	2.82

Options outstanding at December 31, 2008	2,966,180	4.49

Information regarding weighted-average exercise prices, number of options outstanding, and number of options exercisable as of December 31, 2008, under the stock option plan is as follows:

	Options outstanding		Options exercisable
Range of		Weighted-average		Weighted-average
exercise prices	Number	exercise price	Number	exercise price

$0.46-$2.52	227,474	$1.80	227,474	$1.80
$3.00-$3.70	302,300	$3.07	297,900	$3.07
$4.23-$5.50	2,223,046	$4.83	1,660,028	$4.82
$5.76-$6.35	213,360	$5.78	7,456	$5.76

	2,966,180	$4.49	2,192,858	$4.27

Litigation (Ergotron, Inc)	12 Months Ended
	Dec. 31, 2009	Dec. 31, 2008
Ergotron, Inc
LITIGATION

NOTE L —	LITIGATION

The Company is currently not subject to any pending or threatened litigation, other than routine litigation arising in the ordinary course of business, none of which is expected to have a material adverse effect on the financial condition or results of operations.

NOTE M —	LITIGATION

In July 2006, a patent infringement suit was filed against the Company and three of its customers in United States District Court for the Eastern District of Texas. The Company has agreed to indemnify the three customers for costs and damages. In November 2008, the suit was heard by a jury which delivered a damages awarded in favor of the plaintiff. The Company’s Consolidated Statements of Operations includes costs of $8,314,262 for the damages and defense costs in 2008, and $338,113 in 2007.

Except as noted in the above paragraph, the Company is currently not subject to any pending or threatened litigation, other than routine litigation arising in the ordinary course of business, none of which is expected to have a material adverse effect on the financial condition or results of operations.

Retirement of Richard L. Bready	9 Months Ended	12 Months Ended
	Oct. 01, 2011	Dec. 31, 2009 Ergotron, Inc	Dec. 31, 2008 Ergotron, Inc
RETIREMENT OF RICHARD L. BREADY

(L)	RETIREMENT OF RICHARD L. BREADY

On June 30, 2011, the Company announced that Richard L. Bready planned to retire from the positions of Chairman of the Board of Directors, President and Chief Executive Officer of the Company, effective as of July 1, 2011 (the “Retirement Date”).

Under the terms of his existing employment agreement and by agreement dated June 30, 2011 (the “Separation Agreement”), and in consideration for the observation by Mr. Bready of certain restrictive covenants for a period of 12 months after the Retirement Date, a release of claims against the Company, a non-disparagement covenant, and his agreement to provide certain consulting and transition services to the Company in connection with his retirement from the Company, Mr. Bready will receive: (i) a severance payment of $5,250,000, payable over 18 months in equal installments; (ii) a lump sum payment of $1,000,000 in lieu of the lifetime health and medical coverage which would have been due under Mr. Bready’s existing employment agreement, with a tax gross-up; (iii) approximately $750,000, payable over 18 months in equal installments in respect of certain perquisites set forth in Mr. Bready’s employment agreement. Due to the requirements of Section 409A of the Internal Revenue Code of 1986, and pursuant to Company policy, the cash payments noted above that are due to Mr. Bready in connection with his separation from service will delayed for a period of six months. All unvested equity awards held by Mr. Bready as of the Retirement Date were forfeited, except that half of his stock options that would have vested later this year were deemed vested. Mr. Bready’s vested stock options will remain exercisable until the earlier of (i) five years from the Retirement Date or (ii) the expiration date of the stock options.

As a result, the Company recorded approximately $0.2 million and $8.7 million of severance expense within SG&A during the third quarter and first nine months of 2011, respectively, related to the Separation Agreement.

NOTE M —	DEFERRED COMPENSATION AND SALARY ARRANGEMENTS

The Company entered into a Salary Continuation Plan and Agreement with the Company’s founder and former Chairman of the Board of Directors in 2002. Under the terms of that agreement the Company has been obligated to pay to his widow or lineal descendants $20,000 per month and continuing through April 2010 at which time payments under the agreement will cease. In 2005, the Company recognized deferred compensation expense for the present value of the cash payments. Current maturities of other long-term liabilities include $63,986 at December 31, 2009.

NOTE N —	DEFERRED COMPENSATION AND SALARY ARRANGEMENTS

The Company entered into a Salary Continuation Plan and Agreement with the Company’s founder and former Chairman of the Board of Directors in 2002. Under the terms of that agreement the Company has been obligated to pay to his widow or lineal descendants $20,000 per month and continuing through April 2010 at which time payments under the agreement will cease. In 2005, the Company recognized deferred compensation expense for the present value of the cash payments. Current maturities of other long-term liabilities include $217,527 at December 31, 2008.

Guarantor Financial Statements	9 Months Ended	12 Months Ended
	Oct. 01, 2011	Dec. 31, 2010
Guarantor Financial Statements/ Guarantor Information [Abstract]
GUARANTOR FINANCIAL STATEMENTS

(M)	GUARANTOR FINANCIAL STATEMENTS

Nortek’s 10% Notes and 8.5% Notes are guaranteed by each of Nortek’s current and future domestic subsidiaries that guarantee Nortek’s obligations under its senior secured credit facilities (the “Guarantors”). The Guarantors are wholly-owned either directly or indirectly by Nortek and jointly and severally guarantee Nortek’s obligations under the 10% Notes and 8.5% Notes. None of Nortek’s foreign subsidiaries guarantee the 10% Notes and 8.5% Notes.

Consolidating balance sheets related to Nortek, the Guarantors and non-Guarantor subsidiaries as of October 1, 2011 and December 31, 2010 and the related consolidating statements of operations and cash flows for the third quarter and first nine months ended October 1, 2011 and October 2, 2010 are reflected below in order to comply with the reporting requirements for guarantor subsidiaries.

Condensed Consolidating Balance Sheet as of October 1, 2011

		Guarantor	Non-Guarantor		Nortek
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
	(Dollar amounts in millions)

ASSETS:
Current Assets:
Unrestricted cash and cash equivalents	$22.9	$9.4	$24.9	$—	$57.2
Restricted cash	—	—	0.1	—	0.1
Accounts receivable, less allowances	—	203.1	82.0	—	285.1
Intercompany receivables (payables)	1.6	(20.4)	18.8	—	—
Inventories, net	—	253.4	79.5	(3.9)	329.0
Prepaid expenses	1.1	11.4	5.4	—	17.9
Other current assets	1.6	33.9	9.2	(3.3)	41.4
Prepaid income taxes	4.0	13.7	0.7	—	18.4

Total current assets	31.2	504.5	220.6	(7.2)	749.1

Property and Equipment, at Cost:
Total property and equipment, net	0.5	145.7	71.3	—	217.5

Other Long-term Assets:
Investment in subsidiaries and long-term receivable from (to) subsidiaries	1,236.9	96.5	(43.8)	(1,289.6)	—
Goodwill	—	289.6	15.1	—	304.7
Intangible assets, less accumulated amortization	—	632.4	38.0	—	670.4
Other assets	25.0	18.8	0.5	—	44.3

Total other long-term assets	1,261.9	1,037.3	9.8	(1,289.6)	1,019.4

Total assets	$1,293.6	$1,687.5	$301.7	$(1,296.8)	$1,986.0

LIABILITIES AND STOCKHOLDERS’ INVESTMENT (DEFICIT):
Current Liabilities:
Notes payable and other short-term obligations	$—	$—	$2.1	$—	$2.1
Current maturities of long-term debt	28.5	3.3	1.9	—	33.7
Long-term debt	—	—	0.2	—	0.2
Accounts payable	0.9	81.6	88.1	—	170.6
Accrued expenses and taxes, net	40.0	142.3	48.0	—	230.3

Total current liabilities	69.4	227.2	140.3	—	436.9

Other Liabilities:
Deferred income taxes	(35.6)	154.4	9.5	(2.7)	125.6
Other long-term liabilities	43.2	115.8	16.0	—	175.0

	7.6	270.2	25.5	(2.7)	300.6

Notes, Mortgage Notes and Obligations Payable, Less Current Maturities	1,115.0	14.9	17.0	—	1,146.9

Stockholder’s investment (deficit)	101.6	1,175.2	118.9	(1,294.1)	101.6

Total liabilities and stockholder’s investment (deficit)	$1,293.6	$1,687.5	$301.7	$(1,296.8)	$1,986.0

Condensed Consolidating Balance Sheet as of December 31, 2010

		Guarantor	Non-Guarantor		Nortek
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
	(Dollar amounts in millions)

ASSETS:
Current Assets:
Unrestricted cash and cash equivalents	$16.0	$21.3	$20.4	$—	$57.7
Restricted cash	—	—	0.1	—	0.1
Accounts receivable, less allowances	—	203.6	77.2	—	280.8
Intercompany receivables (payables)	1.4	(27.4)	26.0	—	—
Inventories, net	—	241.1	75.9	(3.5)	313.5
Prepaid expenses	2.4	9.0	4.5	—	15.9
Other current assets	6.3	18.7	8.2	(0.9)	32.3
Prepaid income taxes	6.1	9.1	1.7	—	16.9

Total current assets	32.2	475.4	214.0	(4.4)	717.2

Property and Equipment, at Cost:
Total property and equipment, net	0.6	157.1	77.8	—	235.5

Other Long-term Assets:
Investment in subsidiaries and long-term receivable from (to) subsidiaries	1,236.6	132.9	(20.8)	(1,348.7)	—
Goodwill	—	280.1	12.0	—	292.1
Intangible assets, less accumulated amortization	—	663.6	31.4	—	695.0
Other assets	16.3	14.2	0.8	—	31.3

Total other long-term assets	1,252.9	1,090.8	23.4	(1,348.7)	1,018.4

Total assets	$1,285.7	$1,723.3	$315.2	$(1,353.1)	$1,971.1

LIABILITIES AND STOCKHOLDERS’ INVESTMENT (DEFICIT):
Current Liabilities:
Notes payable and other short-term obligations	$—	$—	$8.6	$—	$8.6
Current maturities of long-term debt	—	5.0	2.7	—	7.7
Long-term debt	—	—	1.5	—	1.5
Accounts payable	4.0	83.9	87.8	—	175.7
Accrued expenses and taxes, net	19.3	123.9	50.0	—	193.2

Total current liabilities	23.3	212.8	150.6	—	386.7

Other Liabilities:
Deferred income taxes	(12.8)	153.5	13.7	(1.7)	152.7
Other long-term liabilities	38.0	116.2	16.9	—	171.1

	25.2	269.7	30.6	(1.7)	323.8

Notes, Mortgage Notes and Obligations Payable, Less Current Maturities	1,078.4	13.2	10.2	—	1,101.8

Stockholder’s investment (deficit)	158.8	1,227.6	123.8	(1,351.4)	158.8

Total liabilities and stockholder’s investment (deficit)	$1,285.7	$1,723.3	$315.2	$(1,353.1)	$1,971.1

Condensed Consolidating Statement of Operations
For the third quarter ended October 1, 2011

		Guarantor	Non-Guarantor		Nortek
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
	(Dollar amounts in millions)

Net Sales	$—	$446.0	$170.3	$(64.5)	$551.8

Costs and expenses:
Costs of products sold	—	330.9	145.3	(66.6)	409.6
Selling, general and administrative expenses, net	8.3	83.7	25.1	—	117.1
Amortization of intangible assets	—	10.2	0.9	—	11.1

	8.3	424.8	171.3	(66.6)	537.8

Operating (loss) earnings	(8.3)	21.2	(1.0)	2.1	14.0
Interest expense	(23.8)	(0.5)	(0.3)	—	(24.6)

(Loss) income before charges and allocations to subsidiaries and equity in subsidiaries’ (loss) earnings before income taxes	(32.1)	20.7	(1.3)	2.1	(10.6)
Charges and allocations to subsidiaries and equity in subsidiaries’ (loss) earnings before income taxes	21.5	(17.7)	(0.1)	(3.7)	—

(Loss) earnings before (benefit) provision for income taxes	(10.6)	3.0	(1.4)	(1.6)	(10.6)
(Benefit) provision for income taxes	(8.5)	37.0	(4.3)	(32.7)	(8.5)

Net (loss) earnings	$(2.1)	$(34.0)	$2.9	$31.1	$(2.1)

Condensed Consolidating Statement of Operations
For the third quarter ended October 2, 2010

		Guarantor	Non-Guarantor		Nortek
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
	(Dollar amounts in millions)

Net Sales	$—	$411.0	$120.4	$(34.8)	$496.6

Costs and expenses:
Costs of products sold	—	290.8	104.1	(33.5)	361.4
Selling, general and administrative expenses, net	6.0	77.6	16.5	—	100.1
Amortization of intangible assets	—	7.9	0.5	—	8.4

	6.0	376.3	121.1	(33.5)	469.9

Operating (loss) earnings	(6.0)	34.7	(0.7)	(1.3)	26.7
Interest expense	(22.0)	(0.3)	(0.6)	—	(22.9)
Investment income	—	0.1	—	—	0.1

(Loss) income before charges and allocations to subsidiaries and equity in subsidiaries’ earnings (loss) before income taxes	(28.0)	34.5	(1.3)	(1.3)	3.9
Charges and allocations to subsidiaries and equity in subsidiaries’ earnings (loss) before income taxes	31.9	(17.2)	(0.4)	(14.3)	—

Earnings (loss) before (benefit) provision
for income taxes	3.9	17.3	(1.7)	(15.6)	3.9
(Benefit) provision for income taxes	(5.9)	0.7	2.0	(2.7)	(5.9)

Net earnings (loss)	$9.8	$16.6	$(3.7)	$(12.9)	$9.8

Condensed Consolidating Statement of Operations
For the first nine months ended October 1, 2011

		Guarantor	Non-Guarantor		Nortek
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
	(Dollar amounts in millions)

Net Sales	$—	$1,292.2	$531.8	$(218.7)	$1,605.3

Costs and expenses:
Costs of products sold	—	940.2	459.2	(216.1)	1,183.3
Selling, general and administrative expenses, net	30.2	252.4	68.8	—	351.4
Amortization of intangible assets	—	32.0	1.9	—	33.9

	30.2	1,224.6	529.9	(216.1)	1,568.6

Operating (loss) earnings	(30.2)	67.6	1.9	(2.6)	36.7
Interest expense	(78.8)	(1.4)	(0.8)	—	(81.0)
Loss from debt retirement	(33.8)	——	—	—	(33.8)
Investment income	—	—	0.1	—	0.1

(Loss) income before charges and allocations to subsidiaries and equity in subsidiaries’ (loss) earnings before income taxes	(142.8)	66.2	1.2	(2.6)	(78.0)
Charges and allocations to subsidiaries and equity in subsidiaries’ (loss) earnings before income taxes	64.8	(52.1)	—	(12.7)	—

(Loss) earnings before (benefit) provision for income taxes	(78.0)	14.1	1.2	(15.3)	(78.0)
(Benefit) provision for income taxes	(22.9)	31.9	5.8	(37.7)	(22.9)

Net (loss) earnings	$(55.1)	$(17.8)	$(4.6)	$22.4	$(55.1)

Condensed Consolidating Statement of Operations
For the first nine months ended October 2, 2010

		Guarantor	Non-Guarantor		Nortek
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
	(Dollar amounts in millions)

Net Sales	$—	$1,183.0	$378.5	$(125.0)	$1,436.5

Costs and expenses:
Costs of products sold	—	854.7	318.4	(121.6)	1,051.5
Selling, general and administrative expenses, net	19.5	224.0	54.5	—	298.0
Amortization of intangible assets	—	26.2	2.8	—	29.0

	19.5	1,104.9	375.7	(121.6)	1,378.5

Operating (loss) earnings	(19.5)	78.1	2.8	(3.4)	58.0
Interest expense	(67.1)	(1.5)	(1.3)	—	(69.9)
Investment income	—	0.1	—	—	0.1

(Loss) income before charges and allocations to subsidiaries and equity in subsidiaries’ (loss) earnings before income taxes	(86.6)	76.7	1.5	(3.4)	(11.8)
Charges and allocations to subsidiaries and equity in subsidiaries’ (loss) earnings before income taxes	74.8	(47.8)	(0.4)	(26.6)	—

(Loss) earnings before (benefit) provision for income taxes	(11.8)	28.9	1.1	(30.0)	(11.8)
(Benefit) provision for income taxes	(8.5)	9.0	6.6	(15.6)	(8.5)

Net (loss) earnings	$(3.3)	$19.9	$(5.5)	$(14.4)	$(3.3)

Condensed Consolidating Cash Flow Statement
For the first nine months ended October 1, 2011

		Guarantor	Non-Guarantor	Nortek
	Parent	Subsidiaries	Subsidiaries	Consolidated
	(Dollar amounts in millions)

Cash Flows from operating activities:
Net cash (used in) provided by operating activities	$(72.9)	$97.3	$9.4	$33.8
Cash Flows from investing activities:
Capital expenditures	(0.1)	(10.9)	(2.9)	(13.9)
Net cash paid for businesses acquired	(5.8)	(25.1)	—	(30.9)
Investment in joint venture	—	(5.3)	—	(5.3)
Proceeds from the sale of property and equipment	0.1	0.5	—	0.6
Change in restricted cash and investments	—	0.2	—	0.2
Other, net	—	0.2	—	0.2

Net cash used in investing activities	(5.8)	(40.4)	(2.9)	(49.1)

Cash Flows from financing activities:
Increase in borrowings	50.0	5.3	25.3	80.6
Payment of borrowings	(66.8)	(5.2)	(27.3)	(99.3)
Sale of the 8.5% Senior Notes due 2021	500.0	—	—	500.0
Net proceeds from borrowings under the Term Loan Facility	348.2	—	—	348.2
Redemption of the 11% Senior Secured Notes due 2013	(753.3)	—	—	(753.3)
Long-term intercompany advance	68.9	(68.9)	—	—
Fees paid in connection with new debt facilities	(58.7)	—	—	(58.7)
Payment of minimum withholding taxes in connection with vesting of restricted stock	(2.7)	—	—	(2.7)

Net cash provided by (used in) financing activities	85.6	(68.8)	(2.0)	14.8

Net change in unrestricted cash and cash equivalents	6.9	(11.9)	4.5	(0.5)
Unrestricted cash and cash equivalents at the beginning of the period	16.0	21.3	20.4	57.7

Unrestricted cash and cash equivalents at the end of the period	$22.9	$9.4	$24.9	$57.2

Condensed Consolidating Cash Flow Statement
For the first nine months ended October 2, 2010

		Guarantor	Non-Guarantor	Nortek
	Parent	Subsidiaries	Subsidiaries	Consolidated
	(Dollar amounts in millions)

Cash Flows from operating activities:
Net cash (used in) provided by operating activities	$(66.2)	$138.5	$2.2	$74.5
Cash Flows from investing activities:
Capital expenditures	(0.2)	(9.2)	(3.2)	(12.6)
Net cash paid for businesses acquired	—	(9.2)	—	(9.2)
Proceeds from the sale of property and equipment	—	0.1	0.4	0.5
Change in restricted cash and investments	0.1	0.7	0.4	1.2
Intercompany dividend (received from) paid by subsidiaries	10.8	4.2	(15.0)	—
Other, net	—	(0.1)	0.1	—

Net cash provided by (used in) investing activities	10.7	(13.5)	(17.3)	(20.1)

Cash Flows from financing activities:
Increase in borrowings	—	—	47.9	47.9
Payment of borrowings	(90.0)	(1.6)	(46.4)	(138.0)
Long-term intercompany advance	124.1	(124.1)	—	—
Other, net	(0.8)	0.1	—	(0.7)

Net cash provided by (used in) financing activities	33.3	(125.6)	1.5	(90.8)

Net change in unrestricted cash and cash equivalents	(22.2)	(0.6)	(13.6)	(36.4)
Unrestricted cash and cash equivalents at the beginning of the period	43.6	11.4	34.6	89.6

Unrestricted cash and cash equivalents at the end of the period	$21.4	$10.8	$21.0	$53.2

17.	GUARANTOR FINANCIAL STATEMENTS

Nortek’s 10% Notes and 8.5% Notes are guaranteed by each of Nortek’s current and future domestic subsidiaries that guarantee Nortek’s obligations under its senior secured credit facilities (the “Guarantors”). The Guarantors are wholly-owned either directly or indirectly by Nortek and jointly and severally guarantee Nortek’s obligations under the 10% Notes and 8.5% Notes. None of Nortek’s foreign subsidiaries guarantee the 10% Notes and 8.5% Notes.

Consolidating balance sheets related to Nortek, the Guarantors and non-Guarantor subsidiaries as of December 31, 2010 and December 31, 2009 and the related consolidating statements of operations and cash flows for the year ended December 31, 2010 (Successor), the period December 20, 2009 to December 31, 2009 (Successor), the period January 1, 2009 to December 19, 2009 (Predecessor) and the year ended December 31, 2008 (Predecessor) are reflected below in order to comply with the reporting requirements for guarantor subsidiaries.

Condensed Consolidating Statement of Operations
For the Year Ended December 31, 2010 (Successor)

		Guarantor	Non-Guarantor		Nortek
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
		(Dollar amounts in millions)

Net Sales	$—	$1,563.6	$504.5	$(168.8)	$1,899.3

Costs and expenses:
Costs of products sold	—	1,131.4	429.1	(168.7)	1,391.8
Selling, general and administrative expenses, net	26.9	300.9	72.1	—	399.9
Amortization of intangible assets	—	33.7	3.3	—	37.0

	26.9	1,466.0	504.5	(168.7)	1,828.7

Operating (loss) earnings	(26.9)	97.6	—	(0.1)	70.6
Interest expense	(92.2)	(1.9)	(1.6)	—	(95.7)
Investment income	—	—	0.1	—	0.1

(Loss) income before charges and allocations to subsidiaries and equity in subsidiaries’ (loss) earnings before income taxes	(119.1)	95.7	(1.5)	(0.1)	(25.0)
Charges and allocations to subsidiaries and equity in subsidiaries’ (loss) earnings before income taxes	94.1	(65.1)	(0.4)	(28.6)	—

(Loss) earnings before (benefit) provision for income taxes	(25.0)	30.6	(1.9)	(28.7)	(25.0)
(Benefit) provision for income taxes	(11.6)	8.2	6.5	(14.7)	(11.6)

Net (loss) earnings	$(13.4)	$22.4	$(8.4)	$(14.0)	$(13.4)

Condensed Consolidating Statement of Operations
For the period December 20, 2009 to December 31, 2009 (Successor)

		Guarantor	Non-Guarantor		Nortek
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
		(Dollar amounts in millions)

Net Sales	$—	$38.5	$10.3	$(4.8)	$44.0

Costs and expenses:
Costs of products sold	—	29.5	10.3	(4.6)	35.2
Selling, general and administrative expenses, net	—	7.3	1.2	—	8.5
Amortization of intangible assets	—	1.4	0.1	—	1.5

	—	38.2	11.6	(4.6)	45.2

Operating earnings (loss)	—	0.3	(1.3)	(0.2)	(1.2)
Interest expense	(3.5)	—	(0.1)	—	(3.6)

(Loss) income before charges and allocations to subsidiaries and equity in subsidiaries’ (loss) earnings before income taxes	(3.5)	0.3	(1.4)	(0.2)	(4.8)
Charges and allocations to subsidiaries and equity in subsidiaries’ (loss) earnings before income taxes	(1.3)	(1.8)	0.1	3.0	—

(Loss) earnings before (benefit) provision for income taxes	(4.8)	(1.5)	(1.3)	2.8	(4.8)
(Benefit) provision for income taxes	(1.4)	(0.6)	0.1	0.5	(1.4)

Net (loss) earnings	$(3.4)	$(0.9)	$(1.4)	$2.3	$(3.4)

Condensed Consolidating Statement of Operations
For the period January 1, 2009 to December 19, 2009 (Predecessor)

		Guarantor	Non-Guarantor		Nortek
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
		(Dollar amounts in millions)

Net Sales	$—	$1,453.2	$431.4	$(120.7)	$1,763.9

Costs and expenses:
Costs of products sold	—	1,037.6	348.9	(120.5)	1,266.0
Selling, general and administrative expenses, net	17.2	282.4	73.0	—	372.6
Pre-petition reorganization items	22.5	—	—		22.5
Goodwill impairment charge	—	284.0	—	—	284.0
Amortization of intangible assets	—	19.2	3.0	—	22.2

	39.7	1,623.2	424.9	(120.5)	1,967.3

Operating (loss) earnings	(39.7)	(170.0)	6.5	(0.2)	(203.4)
Interest expense	(132.2)	(1.5)	(1.9)	—	(135.6)
Investment income	0.1	—	0.1	—	0.2

(Loss) income before gain on reorganization items, net and charges and allocations to subsidiaries and equity in subsidiaries’ (loss) earnings before income taxes	(171.8)	(171.5)	4.7	(0.2)	(338.8)
Gain on reorganization items, net	470.4	109.7	39.0	—	619.1

Income (loss) before charges and allocations to subsidiaries and equity in subsidiaries’ earnings (loss) before income taxes	298.6	(61.8)	43.7	(0.2)	280.3
Charges and allocations to subsidiaries and equity in subsidiaries’ earnings (loss) before income taxes	(18.3)	(22.3)	(0.1)	40.7	—

Earnings (loss) before provision (benefit) for income taxes	280.3	(84.1)	43.6	40.5	280.3
Provision (benefit) for income taxes	85.0	94.0	25.0	(119.0)	85.0

Net earnings (loss)	$195.3	$(178.1)	$18.6	$159.5	$195.3

Condensed Consolidating Statement of Operations
For the Year Ended December 31, 2008 (Predecessor)

		Guarantor	Non-Guarantor		Nortek
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
		(Dollar amounts in millions)

Net Sales	$—	$1,845.1	$572.3	$(147.7)	$2,269.7

Costs and expenses:
Costs of products sold	—	1,356.6	464.2	(147.3)	1,673.5
Selling, general and administrative expenses, net	34.8	349.5	83.7	—	468.0
Goodwill impairment charge	—	698.3	11.7	—	710.0
Amortization of intangible assets	0.3	24.2	3.7	—	28.2

	35.1	2,428.6	563.3	(147.3)	2,879.7

Operating (loss) earnings	(35.1)	(583.5)	9.0	(0.4)	(610.0)
Interest expense	(129.2)	(2.4)	(3.1)	—	(134.7)
Loss from debt retirement	(9.9)	—	—	—	(9.9)
Investment income	0.1	0.2	0.5	—	0.8

(Loss) income before charges and allocations to subsidiaries and equity in subsidiaries’ (loss) earnings before income taxes	(174.1)	(585.7)	6.4	(0.4)	(753.8)
Charges and allocations to subsidiaries and equity in subsidiaries’ (loss) earnings before income taxes	(579.7)	(43.7)	(0.2)	623.6	—

(Loss) earnings before provision (benefit) for income taxes	(753.8)	(629.4)	6.2	623.2	(753.8)
Provision (benefit) for income taxes	26.9	25.5	12.0	(37.5)	26.9

Net (loss) earnings	$(780.7)	$(654.9)	$(5.8)	$660.7	$(780.7)

Condensed Consolidating Balance Sheet as of December 31, 2010

		Guarantor	Non-Guarantor		Nortek
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
	(Dollar amounts in millions)

ASSETS:
Current Assets:
Unrestricted cash and cash equivalents	$16.0	$21.3	$20.4	$—	$57.7
Restricted cash	—	—	0.1	—	0.1
Accounts receivable, less allowances	—	203.6	77.2	—	280.8
Intercompany receivables (payables)	1.4	(27.4)	26.0	—	—
Inventories, net	—	241.1	75.9	(3.5)	313.5
Prepaid expenses	2.4	9.0	4.5	—	15.9
Other current assets	6.3	18.7	8.2	(0.9)	32.3
Prepaid income taxes	6.1	9.1	1.7	—	16.9

Total current assets	32.2	475.4	214.0	(4.4)	717.2

Property and Equipment, at Cost:
Total property and equipment, net	0.6	157.1	77.8	—	235.5

Other Long-term Assets:
Investment in subsidiaries and long-term receivable from (to) subsidiaries	1,236.6	132.9	(20.8)	(1,348.7)	—
Goodwill	—	280.1	12.0	—	292.1
Intangible assets, less accumulated amortization	—	663.6	31.4	—	695.0
Other assets	16.3	14.2	0.8	—	31.3

Total other long-term assets	1,252.9	1,090.8	23.4	(1,348.7)	1,018.4

Total assets	$1,285.7	$1,723.3	$315.2	$(1,353.1)	$1,971.1

LIABILITIES AND STOCKHOLDERS’ INVESTMENT (DEFICIT):
Current Liabilities:
Notes payable and other short-term obligations	$—	$—	$8.6	$—	$8.6
Current maturities of long-term debt	—	5.0	2.7	—	7.7
Long-term debt	—	—	1.5	—	1.5
Accounts payable	4.0	83.9	87.8	—	175.7
Accrued expenses and taxes, net	19.3	123.9	50.0	—	193.2

Total current liabilities	23.3	212.8	150.6	—	386.7

Other Liabilities:
Deferred income taxes	(12.8)	153.5	13.7	(1.7)	152.7
Other long-term liabilities	38.0	116.2	16.9	—	171.1

	25.2	269.7	30.6	(1.7)	323.8

Notes, Mortgage Notes and Obligations
Payable, Less Current Maturities	1,078.4	13.2	10.2	—	1,101.8

Stockholder’s investment (deficit)	158.8	1,227.6	123.8	(1,351.4)	158.8

Total liabilities and stockholder’s investment (deficit)	$1,285.7	$1,723.3	$315.2	$(1,353.1)	$1,971.1

Condensed Consolidating Balance Sheet as of December 31, 2009

		Guarantor	Non-Guarantor		Nortek
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
		(Dollar amounts in millions)

ASSETS:
Current Assets:
Unrestricted cash and cash equivalents	$43.6	$11.4	$34.6	$—	$89.6
Restricted cash	0.1	0.7	0.5	—	1.3
Accounts receivable, less allowances	—	187.8	61.3	—	249.1
Intercompany receivables (payables)	1.3	(3.2)	1.9	—	—
Inventories, net	—	227.3	49.9	(4.0)	273.2
Prepaid expenses	9.0	6.3	2.7	—	18.0
Other current assets	1.1	4.8	7.6	—	13.5
Prepaid income taxes	8.1	16.7	0.6	—	25.4

Total current assets	63.2	451.8	159.1	(4.0)	670.1

Property and Equipment, at Cost:
Total property and equipment, net	0.4	162.7	81.8	—	244.9

Other Long-term Assets:
Investment in subsidiaries and long-term receivable from (to) subsidiaries	993.9	49.6	(30.2)	(1,013.3)	—
Goodwill	—	142.8	12.0	—	154.8
Intangible assets, less accumulated amortization	—	501.9	34.7	—	536.6
Other assets	8.5	2.6	1.4	—	12.5

Total other long-term assets	1,002.4	696.9	17.9	(1,013.3)	703.9

Total assets	$1,066.0	$1,311.4	$258.8	$(1,017.3)	$1,618.9

LIABILITIES AND STOCKHOLDERS’ INVESTMENT (DEFICIT):
Current Liabilities:
Notes payable and other short-term obligations	$—	$—	$13.4	$—	$13.4
Current maturities of long-term debt	25.0	2.2	5.2	—	32.4
Long-term debt	—	—	4.1	—	4.1
Accounts payable	1.6	66.8	56.1	—	124.5
Accrued expenses and taxes, net	21.4	111.7	41.8	—	174.9

Total current liabilities	48.0	180.7	120.6	—	349.3

Other Liabilities:
Deferred income taxes	(13.4)	99.2	28.3	(1.5)	112.6
Other long-term liabilities	42.9	99.6	9.0	—	151.5

	29.5	198.8	37.3	(1.5)	264.1

Notes, Mortgage Notes and Obligations Payable, Less Current Maturities	818.4	16.2	0.8	—	835.4

Stockholder’s investment (deficit)	170.1	915.7	100.1	(1,015.8)	170.1

Total liabilities and stockholder’s investment (deficit)	$1,066.0	$1,311.4	$258.8	$(1,017.3)	$1,618.9

Condensed Consolidating Cash Flow Statement
For the Year Ended December 31, 2010 (Successor)

		Guarantor	Non-Guarantor	Nortek
	Parent	Subsidiaries	Subsidiaries	Consolidated
		(Dollar amounts in millions)

Cash Flows from operating activities:
Net cash (used in) provided by operating activities	$(145.7)	$177.7	$14.9	$46.9
Cash Flows from investing activities:
Capital expenditures	(0.3)	(13.4)	(6.1)	(19.8)
Net cash paid for businesses acquired	(76.1)	(209.1)	—	(285.2)
Proceeds from the sale of property and equipment	—	—	0.4	0.4
Change in restricted cash and investments	0.1	0.7	0.4	1.2
Intercompany dividend paid by (received from) subsidiaries	10.8	4.2	(15.0)	—
Other, net	0.1	(0.2)	0.1	—

Net cash used in investing activities	(65.4)	(217.8)	(20.2)	(303.4)

Cash Flows from financing activities:
Increase in borrowings	90.1	—	43.0	133.1
Payment of borrowings	(95.0)	(2.2)	(51.9)	(149.1)
Net proceeds from the sale of the 10% Senior Unsecured Notes due 2018	250.0	—	—	250.0
Long-term intercompany advance	(52.1)	52.1	—	—
Fees paid in connection with debt facilities	(9.5)	—	—	(9.5)
Other, net	—	0.1	—	0.1

Net cash provided by (used in) financing activities	183.5	50.0	(8.9)	224.6

Net change in unrestricted cash and cash equivalents	(27.6)	9.9	(14.2)	(31.9)
Unrestricted cash and cash equivalents at the beginning of the period	43.6	11.4	34.6	89.6

Unrestricted cash and cash equivalents at the end of the period	$16.0	$21.3	$20.4	$57.7

Condensed Consolidating Cash Flow Statement
For the period December 20, 2009 to December 31, 2009 (Successor)

		Guarantor	Non-Guarantor	Nortek
	Parent	Subsidiaries	Subsidiaries	Consolidated
	(Dollar amounts in millions)

Cash Flows from operating activities:
Net cash (used in) provided by operating activities	$(1.6)	$4.0	$4.4	$6.8
Cash Flows from investing activities:
Capital expenditures	—	(0.3)	(0.2)	(0.5)
Change in restricted cash and investments	0.6	—	—	0.6
Other, net	0.1	(0.1)	(0.2)	(0.2)

Net cash provided by (used in) investing activities	0.7	(0.4)	(0.4)	(0.1)

Cash Flows from financing activities:
Increase in borrowings	—	—	0.3	0.3
Payment of borrowings	—	—	(4.1)	(4.1)
Long-term intercompany advance	7.0	(7.0)	—	—

Net cash provided by (used in) financing activities	7.0	(7.0)	(3.8)	(3.8)

Net change in unrestricted cash and cash equivalents	6.1	(3.4)	0.2	2.9
Unrestricted cash and cash equivalents at the beginning of the period	37.5	14.8	34.4	86.7

Unrestricted cash and cash equivalents at the end of the period	$43.6	$11.4	$34.6	$89.6

Condensed Consolidating Cash Flow Statement
For the period January 1, 2009 to December 19, 2009 (Predecessor)

		Guarantor	Non-Guarantor	Nortek
	Parent	Subsidiaries	Subsidiaries	Consolidated
		(Dollar amounts in millions)

Cash Flows from operating activities:
Net cash (used in) provided by operating activities	$(183.1)	$175.6	$28.9	$21.4
Cash Flows from investing activities:
Capital expenditures	—	(11.3)	(6.6)	(17.9)
Net cash paid for businesses acquired	—	(14.1)	—	(14.1)
Proceeds from the sale of property and equipment	1.3	0.7	0.2	2.2
Change in restricted cash and investments	(0.7)	—	(0.5)	(1.2)
Other, net	(0.2)	(0.9)	(1.8)	(2.9)

Net cash provided by (used in) investing activities	0.4	(25.6)	(8.7)	(33.9)

Cash Flows from financing activities:
Increase in borrowings	20.0	—	44.7	64.7
Payment of borrowings	(75.0)	(7.7)	(61.1)	(143.8)
Long-term intercompany advance	135.2	(135.2)	—	—
Fees paid in connection with debt facilities	(4.1)	—	—	(4.1)
Other, net	—	0.2	—	0.2

Net cash provided by (used in) financing activities	76.1	(142.7)	(16.4)	(83.0)

Net change in unrestricted cash and cash equivalents	(106.6)	7.3	3.8	(95.5)
Unrestricted cash and cash equivalents at the beginning of the period	144.1	7.5	30.6	182.2

Unrestricted cash and cash equivalents at the end of the period	$37.5	$14.8	$34.4	$86.7

Condensed Consolidating Cash Flow Statement
For the Year Ended December 31, 2008 (Predecessor)

		Guarantor	Non-Guarantor	Nortek
	Parent	Subsidiaries	Subsidiaries	Consolidated
		(Dollar amounts in millions)

Cash Flows from operating activities:
Net cash (used in) provided by operating activities	$(139.1)	$168.8	$24.7	$54.4
Cash Flows from investing activities:
Capital expenditures	—	(16.5)	(8.9)	(25.4)
Net cash paid for businesses acquired	—	(32.7)	—	(32.7)
Proceeds from the sale of property and equipment	—	8.5	—	8.5
Change in restricted cash and investments	—	0.3	—	0.3
Intercompany dividend paid by (received from) subsidiaries	8.6	—	(8.6)	—
Other, net	(0.9)	(0.8)	(0.2)	(1.9)

Net cash (used in) provided by investing activities	7.7	(41.2)	(17.7)	(51.2)

Cash Flows from financing activities:
Increase in borrowings	265.0	—	14.4	279.4
Payment of borrowings	(79.2)	(17.0)	(14.8)	(111.0)
Net proceeds from the sale of the 10% Senior Secured Notes due 2013	742.2	—	—	742.2
Redemption of Nortek’s senior secured credit facility	(755.5)	—	—	(755.5)
Fees paid in connection with new debt facilities	(33.8)	—	—	(33.8)
Equity investment by Nortek Holdings, Inc.	4.2	—	—	4.2
Intercompany transfers	112.0	(112.0)	—	—
Other, net	0.1	—	—	0.1

Net cash provided by (used in) financing activities	255.0	(129.0)	(0.4)	125.6

Net change in unrestricted cash and cash equivalents	123.6	(1.4)	6.6	128.8
Unrestricted cash and cash equivalents at the beginning of the period	20.5	8.9	24.0	53.4

Unrestricted cash and cash equivalents at the end of the period	$144.1	$7.5	$30.6	$182.2

Shareholder Note and Interest Receivable (Ergotron, Inc)	12 Months Ended
Dec. 31, 2009
Ergotron, Inc
SHAREHOLDER NOTE AND INTEREST RECEIVABLE

NOTE N —	SHAREHOLDER NOTES AND INTEREST RECEIVABLE

During 2009, $8,638,140 was loaned to certain executives of the Company under notes secured by 1,685,233 shares of the Company’s common stock together with all rights related thereto. The notes are due in full on July 23, 2012. Interest at a fixed rate of one percent annually accrues quarterly and the Company retains its security interest and rights regarding note repayment until they are paid in full. At December 31, 2009, the shareholder note and interest receivable was $8,675,497. The amount of interest in 2009 was approximately $37,000.

Dividend (Ergotron, Inc)	12 Months Ended
Dec. 31, 2009
Ergotron, Inc
DIVIDEND

NOTE O —	DIVIDEND

In October 2009, the Board of Directors of the Company declared a dividend of $0.50 per share payable to shareholders of record on December 18, 2009. Dividends totaling $4,746,848 were paid on December 30, 2009.

Stock Redemption (Ergotron, Inc)	12 Months Ended
Dec. 31, 2008
Ergotron, Inc
STOCK REDEMPTION

NOTE O —	STOCK REDEMPTION

In October 2007, the Board of Directors approved a plan to repurchase stock of the Company for up to an aggregate purchase price of $30,000,000 at $9.25 per share. The Company engaged an independent specialist to determine the estimated fair value of the Company on a fully-diluted, controlling-interest basis in determining the purchase price per share. The Company provided a disclosure document and stock tender offer to all eligible shareholders in October 2007. Eligible shareholders consisted of shareholders of record as well as vested option holders at the close of business on October 26, 2007. In addition, additional shareholders who were not shareholders of record on October 26, 2007 but subsequently acquired stock in private purchases were allowed to participate, provided the shareholder executed and delivered to the Company a waiver of notice period and all other documents required by the Company for the repurchase. The Company established November 28, 2007 as the final date for shareholders to deliver executed stock sale agreements to the Company. Option holders who wished to sell were also required to exercise options and render payment for the full exercise price by that date. As a result, the Company repurchased and retired a total of 1,567,215 shares of common stock totaling $14,496,739 in 2007. There was no stock redemption activity in 2008.

Accrued Expenses and Taxes, Net and Other Long-Term Liabilities	12 Months Ended
Dec. 31, 2010
Accrued Expenses and Taxes, Net and Other Long-Term Liabilities [Abstract]
ACCRUED EXPENSES AND TAXES, NET AND OTHER LONG-TERM LIABILITIES

14.	ACCRUED EXPENSES AND TAXES, NET AND OTHER LONG-TERM LIABILITIES

Accrued expenses and taxes, net, included in current liabilities in the accompanying consolidated balance sheet, consist of the following at December 31, 2010 and 2009:

	December 31,
	2010	2009
	(Amounts in millions)

Payroll, pension and employee benefits	$50.1	$43.9
Contingent consideration	—	1.3
Product liability reserves	8.6	11.1
Worker’s compensation reserves	0.8	1.9
Other insurance reserves, including employee health benefit accruals	5.5	6.8
Interest	10.7	3.7
Product warranty	28.9	30.5
Sales and marketing	33.5	24.1
Other, net	55.1	51.6

	$193.2	$174.9

Accrued expenses, included in other long-term liabilities in the accompanying consolidated balance sheet, consist of the following at December 31, 2010 and 2009:

	December 31,
	2010	2009
	(Amounts in millions)

Employee pension retirement benefit obligation	$41.4	$42.3
Product warranty	27.0	23.8
Post retirement health benefit obligations	6.5	6.4
Product liability reserves	57.8	38.6
Worker’s compensation reserves	1.0	0.9
Other insurance reserves	4.1	3.7
Other, net	33.3	35.8

	$171.1	$151.5

Guarantor Information	9 Months Ended	12 Months Ended	9 Months Ended	12 Months Ended
	Oct. 01, 2011	Dec. 31, 2010	Oct. 02, 2010 Ergotron, Inc	Dec. 31, 2009 Ergotron, Inc
GUARANTOR INFORMATION

(M)	GUARANTOR FINANCIAL STATEMENTS

Nortek’s 10% Notes and 8.5% Notes are guaranteed by each of Nortek’s current and future domestic subsidiaries that guarantee Nortek’s obligations under its senior secured credit facilities (the “Guarantors”). The Guarantors are wholly-owned either directly or indirectly by Nortek and jointly and severally guarantee Nortek’s obligations under the 10% Notes and 8.5% Notes. None of Nortek’s foreign subsidiaries guarantee the 10% Notes and 8.5% Notes.

Consolidating balance sheets related to Nortek, the Guarantors and non-Guarantor subsidiaries as of October 1, 2011 and December 31, 2010 and the related consolidating statements of operations and cash flows for the third quarter and first nine months ended October 1, 2011 and October 2, 2010 are reflected below in order to comply with the reporting requirements for guarantor subsidiaries.

Condensed Consolidating Balance Sheet as of October 1, 2011

		Guarantor	Non-Guarantor		Nortek
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
	(Dollar amounts in millions)

ASSETS:
Current Assets:
Unrestricted cash and cash equivalents	$22.9	$9.4	$24.9	$—	$57.2
Restricted cash	—	—	0.1	—	0.1
Accounts receivable, less allowances	—	203.1	82.0	—	285.1
Intercompany receivables (payables)	1.6	(20.4)	18.8	—	—
Inventories, net	—	253.4	79.5	(3.9)	329.0
Prepaid expenses	1.1	11.4	5.4	—	17.9
Other current assets	1.6	33.9	9.2	(3.3)	41.4
Prepaid income taxes	4.0	13.7	0.7	—	18.4

Total current assets	31.2	504.5	220.6	(7.2)	749.1

Property and Equipment, at Cost:
Total property and equipment, net	0.5	145.7	71.3	—	217.5

Other Long-term Assets:
Investment in subsidiaries and long-term receivable from (to) subsidiaries	1,236.9	96.5	(43.8)	(1,289.6)	—
Goodwill	—	289.6	15.1	—	304.7
Intangible assets, less accumulated amortization	—	632.4	38.0	—	670.4
Other assets	25.0	18.8	0.5	—	44.3

Total other long-term assets	1,261.9	1,037.3	9.8	(1,289.6)	1,019.4

Total assets	$1,293.6	$1,687.5	$301.7	$(1,296.8)	$1,986.0

LIABILITIES AND STOCKHOLDERS’ INVESTMENT (DEFICIT):
Current Liabilities:
Notes payable and other short-term obligations	$—	$—	$2.1	$—	$2.1
Current maturities of long-term debt	28.5	3.3	1.9	—	33.7
Long-term debt	—	—	0.2	—	0.2
Accounts payable	0.9	81.6	88.1	—	170.6
Accrued expenses and taxes, net	40.0	142.3	48.0	—	230.3

Total current liabilities	69.4	227.2	140.3	—	436.9

Other Liabilities:
Deferred income taxes	(35.6)	154.4	9.5	(2.7)	125.6
Other long-term liabilities	43.2	115.8	16.0	—	175.0

	7.6	270.2	25.5	(2.7)	300.6

Notes, Mortgage Notes and Obligations Payable, Less Current Maturities	1,115.0	14.9	17.0	—	1,146.9

Stockholder’s investment (deficit)	101.6	1,175.2	118.9	(1,294.1)	101.6

Total liabilities and stockholder’s investment (deficit)	$1,293.6	$1,687.5	$301.7	$(1,296.8)	$1,986.0

Condensed Consolidating Balance Sheet as of December 31, 2010

		Guarantor	Non-Guarantor		Nortek
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
	(Dollar amounts in millions)

ASSETS:
Current Assets:
Unrestricted cash and cash equivalents	$16.0	$21.3	$20.4	$—	$57.7
Restricted cash	—	—	0.1	—	0.1
Accounts receivable, less allowances	—	203.6	77.2	—	280.8
Intercompany receivables (payables)	1.4	(27.4)	26.0	—	—
Inventories, net	—	241.1	75.9	(3.5)	313.5
Prepaid expenses	2.4	9.0	4.5	—	15.9
Other current assets	6.3	18.7	8.2	(0.9)	32.3
Prepaid income taxes	6.1	9.1	1.7	—	16.9

Total current assets	32.2	475.4	214.0	(4.4)	717.2

Property and Equipment, at Cost:
Total property and equipment, net	0.6	157.1	77.8	—	235.5

Other Long-term Assets:
Investment in subsidiaries and long-term receivable from (to) subsidiaries	1,236.6	132.9	(20.8)	(1,348.7)	—
Goodwill	—	280.1	12.0	—	292.1
Intangible assets, less accumulated amortization	—	663.6	31.4	—	695.0
Other assets	16.3	14.2	0.8	—	31.3

Total other long-term assets	1,252.9	1,090.8	23.4	(1,348.7)	1,018.4

Total assets	$1,285.7	$1,723.3	$315.2	$(1,353.1)	$1,971.1

LIABILITIES AND STOCKHOLDERS’ INVESTMENT (DEFICIT):
Current Liabilities:
Notes payable and other short-term obligations	$—	$—	$8.6	$—	$8.6
Current maturities of long-term debt	—	5.0	2.7	—	7.7
Long-term debt	—	—	1.5	—	1.5
Accounts payable	4.0	83.9	87.8	—	175.7
Accrued expenses and taxes, net	19.3	123.9	50.0	—	193.2

Total current liabilities	23.3	212.8	150.6	—	386.7

Other Liabilities:
Deferred income taxes	(12.8)	153.5	13.7	(1.7)	152.7
Other long-term liabilities	38.0	116.2	16.9	—	171.1

	25.2	269.7	30.6	(1.7)	323.8

Notes, Mortgage Notes and Obligations Payable, Less Current Maturities	1,078.4	13.2	10.2	—	1,101.8

Stockholder’s investment (deficit)	158.8	1,227.6	123.8	(1,351.4)	158.8

Total liabilities and stockholder’s investment (deficit)	$1,285.7	$1,723.3	$315.2	$(1,353.1)	$1,971.1

Condensed Consolidating Statement of Operations
For the third quarter ended October 1, 2011

		Guarantor	Non-Guarantor		Nortek
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
	(Dollar amounts in millions)

Net Sales	$—	$446.0	$170.3	$(64.5)	$551.8

Costs and expenses:
Costs of products sold	—	330.9	145.3	(66.6)	409.6
Selling, general and administrative expenses, net	8.3	83.7	25.1	—	117.1
Amortization of intangible assets	—	10.2	0.9	—	11.1

	8.3	424.8	171.3	(66.6)	537.8

Operating (loss) earnings	(8.3)	21.2	(1.0)	2.1	14.0
Interest expense	(23.8)	(0.5)	(0.3)	—	(24.6)

(Loss) income before charges and allocations to subsidiaries and equity in subsidiaries’ (loss) earnings before income taxes	(32.1)	20.7	(1.3)	2.1	(10.6)
Charges and allocations to subsidiaries and equity in subsidiaries’ (loss) earnings before income taxes	21.5	(17.7)	(0.1)	(3.7)	—

(Loss) earnings before (benefit) provision for income taxes	(10.6)	3.0	(1.4)	(1.6)	(10.6)
(Benefit) provision for income taxes	(8.5)	37.0	(4.3)	(32.7)	(8.5)

Net (loss) earnings	$(2.1)	$(34.0)	$2.9	$31.1	$(2.1)

Condensed Consolidating Statement of Operations
For the third quarter ended October 2, 2010

		Guarantor	Non-Guarantor		Nortek
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
	(Dollar amounts in millions)

Net Sales	$—	$411.0	$120.4	$(34.8)	$496.6

Costs and expenses:
Costs of products sold	—	290.8	104.1	(33.5)	361.4
Selling, general and administrative expenses, net	6.0	77.6	16.5	—	100.1
Amortization of intangible assets	—	7.9	0.5	—	8.4

	6.0	376.3	121.1	(33.5)	469.9

Operating (loss) earnings	(6.0)	34.7	(0.7)	(1.3)	26.7
Interest expense	(22.0)	(0.3)	(0.6)	—	(22.9)
Investment income	—	0.1	—	—	0.1

(Loss) income before charges and allocations to subsidiaries and equity in subsidiaries’ earnings (loss) before income taxes	(28.0)	34.5	(1.3)	(1.3)	3.9
Charges and allocations to subsidiaries and equity in subsidiaries’ earnings (loss) before income taxes	31.9	(17.2)	(0.4)	(14.3)	—

Earnings (loss) before (benefit) provision
for income taxes	3.9	17.3	(1.7)	(15.6)	3.9
(Benefit) provision for income taxes	(5.9)	0.7	2.0	(2.7)	(5.9)

Net earnings (loss)	$9.8	$16.6	$(3.7)	$(12.9)	$9.8

Condensed Consolidating Statement of Operations
For the first nine months ended October 1, 2011

		Guarantor	Non-Guarantor		Nortek
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
	(Dollar amounts in millions)

Net Sales	$—	$1,292.2	$531.8	$(218.7)	$1,605.3

Costs and expenses:
Costs of products sold	—	940.2	459.2	(216.1)	1,183.3
Selling, general and administrative expenses, net	30.2	252.4	68.8	—	351.4
Amortization of intangible assets	—	32.0	1.9	—	33.9

	30.2	1,224.6	529.9	(216.1)	1,568.6

Operating (loss) earnings	(30.2)	67.6	1.9	(2.6)	36.7
Interest expense	(78.8)	(1.4)	(0.8)	—	(81.0)
Loss from debt retirement	(33.8)	——	—	—	(33.8)
Investment income	—	—	0.1	—	0.1

(Loss) income before charges and allocations to subsidiaries and equity in subsidiaries’ (loss) earnings before income taxes	(142.8)	66.2	1.2	(2.6)	(78.0)
Charges and allocations to subsidiaries and equity in subsidiaries’ (loss) earnings before income taxes	64.8	(52.1)	—	(12.7)	—

(Loss) earnings before (benefit) provision for income taxes	(78.0)	14.1	1.2	(15.3)	(78.0)
(Benefit) provision for income taxes	(22.9)	31.9	5.8	(37.7)	(22.9)

Net (loss) earnings	$(55.1)	$(17.8)	$(4.6)	$22.4	$(55.1)

Condensed Consolidating Statement of Operations
For the first nine months ended October 2, 2010

		Guarantor	Non-Guarantor		Nortek
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
	(Dollar amounts in millions)

Net Sales	$—	$1,183.0	$378.5	$(125.0)	$1,436.5

Costs and expenses:
Costs of products sold	—	854.7	318.4	(121.6)	1,051.5
Selling, general and administrative expenses, net	19.5	224.0	54.5	—	298.0
Amortization of intangible assets	—	26.2	2.8	—	29.0

	19.5	1,104.9	375.7	(121.6)	1,378.5

Operating (loss) earnings	(19.5)	78.1	2.8	(3.4)	58.0
Interest expense	(67.1)	(1.5)	(1.3)	—	(69.9)
Investment income	—	0.1	—	—	0.1

(Loss) income before charges and allocations to subsidiaries and equity in subsidiaries’ (loss) earnings before income taxes	(86.6)	76.7	1.5	(3.4)	(11.8)
Charges and allocations to subsidiaries and equity in subsidiaries’ (loss) earnings before income taxes	74.8	(47.8)	(0.4)	(26.6)	—

(Loss) earnings before (benefit) provision for income taxes	(11.8)	28.9	1.1	(30.0)	(11.8)
(Benefit) provision for income taxes	(8.5)	9.0	6.6	(15.6)	(8.5)

Net (loss) earnings	$(3.3)	$19.9	$(5.5)	$(14.4)	$(3.3)

Condensed Consolidating Cash Flow Statement
For the first nine months ended October 1, 2011

		Guarantor	Non-Guarantor	Nortek
	Parent	Subsidiaries	Subsidiaries	Consolidated
	(Dollar amounts in millions)

Cash Flows from operating activities:
Net cash (used in) provided by operating activities	$(72.9)	$97.3	$9.4	$33.8
Cash Flows from investing activities:
Capital expenditures	(0.1)	(10.9)	(2.9)	(13.9)
Net cash paid for businesses acquired	(5.8)	(25.1)	—	(30.9)
Investment in joint venture	—	(5.3)	—	(5.3)
Proceeds from the sale of property and equipment	0.1	0.5	—	0.6
Change in restricted cash and investments	—	0.2	—	0.2
Other, net	—	0.2	—	0.2

Net cash used in investing activities	(5.8)	(40.4)	(2.9)	(49.1)

Cash Flows from financing activities:
Increase in borrowings	50.0	5.3	25.3	80.6
Payment of borrowings	(66.8)	(5.2)	(27.3)	(99.3)
Sale of the 8.5% Senior Notes due 2021	500.0	—	—	500.0
Net proceeds from borrowings under the Term Loan Facility	348.2	—	—	348.2
Redemption of the 11% Senior Secured Notes due 2013	(753.3)	—	—	(753.3)
Long-term intercompany advance	68.9	(68.9)	—	—
Fees paid in connection with new debt facilities	(58.7)	—	—	(58.7)
Payment of minimum withholding taxes in connection with vesting of restricted stock	(2.7)	—	—	(2.7)

Net cash provided by (used in) financing activities	85.6	(68.8)	(2.0)	14.8

Net change in unrestricted cash and cash equivalents	6.9	(11.9)	4.5	(0.5)
Unrestricted cash and cash equivalents at the beginning of the period	16.0	21.3	20.4	57.7

Unrestricted cash and cash equivalents at the end of the period	$22.9	$9.4	$24.9	$57.2

Condensed Consolidating Cash Flow Statement
For the first nine months ended October 2, 2010

		Guarantor	Non-Guarantor	Nortek
	Parent	Subsidiaries	Subsidiaries	Consolidated
	(Dollar amounts in millions)

Cash Flows from operating activities:
Net cash (used in) provided by operating activities	$(66.2)	$138.5	$2.2	$74.5
Cash Flows from investing activities:
Capital expenditures	(0.2)	(9.2)	(3.2)	(12.6)
Net cash paid for businesses acquired	—	(9.2)	—	(9.2)
Proceeds from the sale of property and equipment	—	0.1	0.4	0.5
Change in restricted cash and investments	0.1	0.7	0.4	1.2
Intercompany dividend (received from) paid by subsidiaries	10.8	4.2	(15.0)	—
Other, net	—	(0.1)	0.1	—

Net cash provided by (used in) investing activities	10.7	(13.5)	(17.3)	(20.1)

Cash Flows from financing activities:
Increase in borrowings	—	—	47.9	47.9
Payment of borrowings	(90.0)	(1.6)	(46.4)	(138.0)
Long-term intercompany advance	124.1	(124.1)	—	—
Other, net	(0.8)	0.1	—	(0.7)

Net cash provided by (used in) financing activities	33.3	(125.6)	1.5	(90.8)

Net change in unrestricted cash and cash equivalents	(22.2)	(0.6)	(13.6)	(36.4)
Unrestricted cash and cash equivalents at the beginning of the period	43.6	11.4	34.6	89.6

Unrestricted cash and cash equivalents at the end of the period	$21.4	$10.8	$21.0	$53.2

17.	GUARANTOR FINANCIAL STATEMENTS

Nortek’s 10% Notes and 8.5% Notes are guaranteed by each of Nortek’s current and future domestic subsidiaries that guarantee Nortek’s obligations under its senior secured credit facilities (the “Guarantors”). The Guarantors are wholly-owned either directly or indirectly by Nortek and jointly and severally guarantee Nortek’s obligations under the 10% Notes and 8.5% Notes. None of Nortek’s foreign subsidiaries guarantee the 10% Notes and 8.5% Notes.

Consolidating balance sheets related to Nortek, the Guarantors and non-Guarantor subsidiaries as of December 31, 2010 and December 31, 2009 and the related consolidating statements of operations and cash flows for the year ended December 31, 2010 (Successor), the period December 20, 2009 to December 31, 2009 (Successor), the period January 1, 2009 to December 19, 2009 (Predecessor) and the year ended December 31, 2008 (Predecessor) are reflected below in order to comply with the reporting requirements for guarantor subsidiaries.

Condensed Consolidating Statement of Operations
For the Year Ended December 31, 2010 (Successor)

		Guarantor	Non-Guarantor		Nortek
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
		(Dollar amounts in millions)

Net Sales	$—	$1,563.6	$504.5	$(168.8)	$1,899.3

Costs and expenses:
Costs of products sold	—	1,131.4	429.1	(168.7)	1,391.8
Selling, general and administrative expenses, net	26.9	300.9	72.1	—	399.9
Amortization of intangible assets	—	33.7	3.3	—	37.0

	26.9	1,466.0	504.5	(168.7)	1,828.7

Operating (loss) earnings	(26.9)	97.6	—	(0.1)	70.6
Interest expense	(92.2)	(1.9)	(1.6)	—	(95.7)
Investment income	—	—	0.1	—	0.1

(Loss) income before charges and allocations to subsidiaries and equity in subsidiaries’ (loss) earnings before income taxes	(119.1)	95.7	(1.5)	(0.1)	(25.0)
Charges and allocations to subsidiaries and equity in subsidiaries’ (loss) earnings before income taxes	94.1	(65.1)	(0.4)	(28.6)	—

(Loss) earnings before (benefit) provision for income taxes	(25.0)	30.6	(1.9)	(28.7)	(25.0)
(Benefit) provision for income taxes	(11.6)	8.2	6.5	(14.7)	(11.6)

Net (loss) earnings	$(13.4)	$22.4	$(8.4)	$(14.0)	$(13.4)

Condensed Consolidating Statement of Operations
For the period December 20, 2009 to December 31, 2009 (Successor)

		Guarantor	Non-Guarantor		Nortek
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
		(Dollar amounts in millions)

Net Sales	$—	$38.5	$10.3	$(4.8)	$44.0

Costs and expenses:
Costs of products sold	—	29.5	10.3	(4.6)	35.2
Selling, general and administrative expenses, net	—	7.3	1.2	—	8.5
Amortization of intangible assets	—	1.4	0.1	—	1.5

	—	38.2	11.6	(4.6)	45.2

Operating earnings (loss)	—	0.3	(1.3)	(0.2)	(1.2)
Interest expense	(3.5)	—	(0.1)	—	(3.6)

(Loss) income before charges and allocations to subsidiaries and equity in subsidiaries’ (loss) earnings before income taxes	(3.5)	0.3	(1.4)	(0.2)	(4.8)
Charges and allocations to subsidiaries and equity in subsidiaries’ (loss) earnings before income taxes	(1.3)	(1.8)	0.1	3.0	—

(Loss) earnings before (benefit) provision for income taxes	(4.8)	(1.5)	(1.3)	2.8	(4.8)
(Benefit) provision for income taxes	(1.4)	(0.6)	0.1	0.5	(1.4)

Net (loss) earnings	$(3.4)	$(0.9)	$(1.4)	$2.3	$(3.4)

Condensed Consolidating Statement of Operations
For the period January 1, 2009 to December 19, 2009 (Predecessor)

		Guarantor	Non-Guarantor		Nortek
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
		(Dollar amounts in millions)

Net Sales	$—	$1,453.2	$431.4	$(120.7)	$1,763.9

Costs and expenses:
Costs of products sold	—	1,037.6	348.9	(120.5)	1,266.0
Selling, general and administrative expenses, net	17.2	282.4	73.0	—	372.6
Pre-petition reorganization items	22.5	—	—		22.5
Goodwill impairment charge	—	284.0	—	—	284.0
Amortization of intangible assets	—	19.2	3.0	—	22.2

	39.7	1,623.2	424.9	(120.5)	1,967.3

Operating (loss) earnings	(39.7)	(170.0)	6.5	(0.2)	(203.4)
Interest expense	(132.2)	(1.5)	(1.9)	—	(135.6)
Investment income	0.1	—	0.1	—	0.2

(Loss) income before gain on reorganization items, net and charges and allocations to subsidiaries and equity in subsidiaries’ (loss) earnings before income taxes	(171.8)	(171.5)	4.7	(0.2)	(338.8)
Gain on reorganization items, net	470.4	109.7	39.0	—	619.1

Income (loss) before charges and allocations to subsidiaries and equity in subsidiaries’ earnings (loss) before income taxes	298.6	(61.8)	43.7	(0.2)	280.3
Charges and allocations to subsidiaries and equity in subsidiaries’ earnings (loss) before income taxes	(18.3)	(22.3)	(0.1)	40.7	—

Earnings (loss) before provision (benefit) for income taxes	280.3	(84.1)	43.6	40.5	280.3
Provision (benefit) for income taxes	85.0	94.0	25.0	(119.0)	85.0

Net earnings (loss)	$195.3	$(178.1)	$18.6	$159.5	$195.3

Condensed Consolidating Statement of Operations
For the Year Ended December 31, 2008 (Predecessor)

		Guarantor	Non-Guarantor		Nortek
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
		(Dollar amounts in millions)

Net Sales	$—	$1,845.1	$572.3	$(147.7)	$2,269.7

Costs and expenses:
Costs of products sold	—	1,356.6	464.2	(147.3)	1,673.5
Selling, general and administrative expenses, net	34.8	349.5	83.7	—	468.0
Goodwill impairment charge	—	698.3	11.7	—	710.0
Amortization of intangible assets	0.3	24.2	3.7	—	28.2

	35.1	2,428.6	563.3	(147.3)	2,879.7

Operating (loss) earnings	(35.1)	(583.5)	9.0	(0.4)	(610.0)
Interest expense	(129.2)	(2.4)	(3.1)	—	(134.7)
Loss from debt retirement	(9.9)	—	—	—	(9.9)
Investment income	0.1	0.2	0.5	—	0.8

(Loss) income before charges and allocations to subsidiaries and equity in subsidiaries’ (loss) earnings before income taxes	(174.1)	(585.7)	6.4	(0.4)	(753.8)
Charges and allocations to subsidiaries and equity in subsidiaries’ (loss) earnings before income taxes	(579.7)	(43.7)	(0.2)	623.6	—

(Loss) earnings before provision (benefit) for income taxes	(753.8)	(629.4)	6.2	623.2	(753.8)
Provision (benefit) for income taxes	26.9	25.5	12.0	(37.5)	26.9

Net (loss) earnings	$(780.7)	$(654.9)	$(5.8)	$660.7	$(780.7)

Condensed Consolidating Balance Sheet as of December 31, 2010

		Guarantor	Non-Guarantor		Nortek
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
	(Dollar amounts in millions)

ASSETS:
Current Assets:
Unrestricted cash and cash equivalents	$16.0	$21.3	$20.4	$—	$57.7
Restricted cash	—	—	0.1	—	0.1
Accounts receivable, less allowances	—	203.6	77.2	—	280.8
Intercompany receivables (payables)	1.4	(27.4)	26.0	—	—
Inventories, net	—	241.1	75.9	(3.5)	313.5
Prepaid expenses	2.4	9.0	4.5	—	15.9
Other current assets	6.3	18.7	8.2	(0.9)	32.3
Prepaid income taxes	6.1	9.1	1.7	—	16.9

Total current assets	32.2	475.4	214.0	(4.4)	717.2

Property and Equipment, at Cost:
Total property and equipment, net	0.6	157.1	77.8	—	235.5

Other Long-term Assets:
Investment in subsidiaries and long-term receivable from (to) subsidiaries	1,236.6	132.9	(20.8)	(1,348.7)	—
Goodwill	—	280.1	12.0	—	292.1
Intangible assets, less accumulated amortization	—	663.6	31.4	—	695.0
Other assets	16.3	14.2	0.8	—	31.3

Total other long-term assets	1,252.9	1,090.8	23.4	(1,348.7)	1,018.4

Total assets	$1,285.7	$1,723.3	$315.2	$(1,353.1)	$1,971.1

LIABILITIES AND STOCKHOLDERS’ INVESTMENT (DEFICIT):
Current Liabilities:
Notes payable and other short-term obligations	$—	$—	$8.6	$—	$8.6
Current maturities of long-term debt	—	5.0	2.7	—	7.7
Long-term debt	—	—	1.5	—	1.5
Accounts payable	4.0	83.9	87.8	—	175.7
Accrued expenses and taxes, net	19.3	123.9	50.0	—	193.2

Total current liabilities	23.3	212.8	150.6	—	386.7

Other Liabilities:
Deferred income taxes	(12.8)	153.5	13.7	(1.7)	152.7
Other long-term liabilities	38.0	116.2	16.9	—	171.1

	25.2	269.7	30.6	(1.7)	323.8

Notes, Mortgage Notes and Obligations
Payable, Less Current Maturities	1,078.4	13.2	10.2	—	1,101.8

Stockholder’s investment (deficit)	158.8	1,227.6	123.8	(1,351.4)	158.8

Total liabilities and stockholder’s investment (deficit)	$1,285.7	$1,723.3	$315.2	$(1,353.1)	$1,971.1

Condensed Consolidating Balance Sheet as of December 31, 2009

		Guarantor	Non-Guarantor		Nortek
	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
		(Dollar amounts in millions)

ASSETS:
Current Assets:
Unrestricted cash and cash equivalents	$43.6	$11.4	$34.6	$—	$89.6
Restricted cash	0.1	0.7	0.5	—	1.3
Accounts receivable, less allowances	—	187.8	61.3	—	249.1
Intercompany receivables (payables)	1.3	(3.2)	1.9	—	—
Inventories, net	—	227.3	49.9	(4.0)	273.2
Prepaid expenses	9.0	6.3	2.7	—	18.0
Other current assets	1.1	4.8	7.6	—	13.5
Prepaid income taxes	8.1	16.7	0.6	—	25.4

Total current assets	63.2	451.8	159.1	(4.0)	670.1

Property and Equipment, at Cost:
Total property and equipment, net	0.4	162.7	81.8	—	244.9

Other Long-term Assets:
Investment in subsidiaries and long-term receivable from (to) subsidiaries	993.9	49.6	(30.2)	(1,013.3)	—
Goodwill	—	142.8	12.0	—	154.8
Intangible assets, less accumulated amortization	—	501.9	34.7	—	536.6
Other assets	8.5	2.6	1.4	—	12.5

Total other long-term assets	1,002.4	696.9	17.9	(1,013.3)	703.9

Total assets	$1,066.0	$1,311.4	$258.8	$(1,017.3)	$1,618.9

LIABILITIES AND STOCKHOLDERS’ INVESTMENT (DEFICIT):
Current Liabilities:
Notes payable and other short-term obligations	$—	$—	$13.4	$—	$13.4
Current maturities of long-term debt	25.0	2.2	5.2	—	32.4
Long-term debt	—	—	4.1	—	4.1
Accounts payable	1.6	66.8	56.1	—	124.5
Accrued expenses and taxes, net	21.4	111.7	41.8	—	174.9

Total current liabilities	48.0	180.7	120.6	—	349.3

Other Liabilities:
Deferred income taxes	(13.4)	99.2	28.3	(1.5)	112.6
Other long-term liabilities	42.9	99.6	9.0	—	151.5

	29.5	198.8	37.3	(1.5)	264.1

Notes, Mortgage Notes and Obligations Payable, Less Current Maturities	818.4	16.2	0.8	—	835.4

Stockholder’s investment (deficit)	170.1	915.7	100.1	(1,015.8)	170.1

Total liabilities and stockholder’s investment (deficit)	$1,066.0	$1,311.4	$258.8	$(1,017.3)	$1,618.9

Condensed Consolidating Cash Flow Statement
For the Year Ended December 31, 2010 (Successor)

		Guarantor	Non-Guarantor	Nortek
	Parent	Subsidiaries	Subsidiaries	Consolidated
		(Dollar amounts in millions)

Cash Flows from operating activities:
Net cash (used in) provided by operating activities	$(145.7)	$177.7	$14.9	$46.9
Cash Flows from investing activities:
Capital expenditures	(0.3)	(13.4)	(6.1)	(19.8)
Net cash paid for businesses acquired	(76.1)	(209.1)	—	(285.2)
Proceeds from the sale of property and equipment	—	—	0.4	0.4
Change in restricted cash and investments	0.1	0.7	0.4	1.2
Intercompany dividend paid by (received from) subsidiaries	10.8	4.2	(15.0)	—
Other, net	0.1	(0.2)	0.1	—

Net cash used in investing activities	(65.4)	(217.8)	(20.2)	(303.4)

Cash Flows from financing activities:
Increase in borrowings	90.1	—	43.0	133.1
Payment of borrowings	(95.0)	(2.2)	(51.9)	(149.1)
Net proceeds from the sale of the 10% Senior Unsecured Notes due 2018	250.0	—	—	250.0
Long-term intercompany advance	(52.1)	52.1	—	—
Fees paid in connection with debt facilities	(9.5)	—	—	(9.5)
Other, net	—	0.1	—	0.1

Net cash provided by (used in) financing activities	183.5	50.0	(8.9)	224.6

Net change in unrestricted cash and cash equivalents	(27.6)	9.9	(14.2)	(31.9)
Unrestricted cash and cash equivalents at the beginning of the period	43.6	11.4	34.6	89.6

Unrestricted cash and cash equivalents at the end of the period	$16.0	$21.3	$20.4	$57.7

Condensed Consolidating Cash Flow Statement
For the period December 20, 2009 to December 31, 2009 (Successor)

		Guarantor	Non-Guarantor	Nortek
	Parent	Subsidiaries	Subsidiaries	Consolidated
	(Dollar amounts in millions)

Cash Flows from operating activities:
Net cash (used in) provided by operating activities	$(1.6)	$4.0	$4.4	$6.8
Cash Flows from investing activities:
Capital expenditures	—	(0.3)	(0.2)	(0.5)
Change in restricted cash and investments	0.6	—	—	0.6
Other, net	0.1	(0.1)	(0.2)	(0.2)

Net cash provided by (used in) investing activities	0.7	(0.4)	(0.4)	(0.1)

Cash Flows from financing activities:
Increase in borrowings	—	—	0.3	0.3
Payment of borrowings	—	—	(4.1)	(4.1)
Long-term intercompany advance	7.0	(7.0)	—	—

Net cash provided by (used in) financing activities	7.0	(7.0)	(3.8)	(3.8)

Net change in unrestricted cash and cash equivalents	6.1	(3.4)	0.2	2.9
Unrestricted cash and cash equivalents at the beginning of the period	37.5	14.8	34.4	86.7

Unrestricted cash and cash equivalents at the end of the period	$43.6	$11.4	$34.6	$89.6

Condensed Consolidating Cash Flow Statement
For the period January 1, 2009 to December 19, 2009 (Predecessor)

		Guarantor	Non-Guarantor	Nortek
	Parent	Subsidiaries	Subsidiaries	Consolidated
		(Dollar amounts in millions)

Cash Flows from operating activities:
Net cash (used in) provided by operating activities	$(183.1)	$175.6	$28.9	$21.4
Cash Flows from investing activities:
Capital expenditures	—	(11.3)	(6.6)	(17.9)
Net cash paid for businesses acquired	—	(14.1)	—	(14.1)
Proceeds from the sale of property and equipment	1.3	0.7	0.2	2.2
Change in restricted cash and investments	(0.7)	—	(0.5)	(1.2)
Other, net	(0.2)	(0.9)	(1.8)	(2.9)

Net cash provided by (used in) investing activities	0.4	(25.6)	(8.7)	(33.9)

Cash Flows from financing activities:
Increase in borrowings	20.0	—	44.7	64.7
Payment of borrowings	(75.0)	(7.7)	(61.1)	(143.8)
Long-term intercompany advance	135.2	(135.2)	—	—
Fees paid in connection with debt facilities	(4.1)	—	—	(4.1)
Other, net	—	0.2	—	0.2

Net cash provided by (used in) financing activities	76.1	(142.7)	(16.4)	(83.0)

Net change in unrestricted cash and cash equivalents	(106.6)	7.3	3.8	(95.5)
Unrestricted cash and cash equivalents at the beginning of the period	144.1	7.5	30.6	182.2

Unrestricted cash and cash equivalents at the end of the period	$37.5	$14.8	$34.4	$86.7

Condensed Consolidating Cash Flow Statement
For the Year Ended December 31, 2008 (Predecessor)

		Guarantor	Non-Guarantor	Nortek
	Parent	Subsidiaries	Subsidiaries	Consolidated
		(Dollar amounts in millions)

Cash Flows from operating activities:
Net cash (used in) provided by operating activities	$(139.1)	$168.8	$24.7	$54.4
Cash Flows from investing activities:
Capital expenditures	—	(16.5)	(8.9)	(25.4)
Net cash paid for businesses acquired	—	(32.7)	—	(32.7)
Proceeds from the sale of property and equipment	—	8.5	—	8.5
Change in restricted cash and investments	—	0.3	—	0.3
Intercompany dividend paid by (received from) subsidiaries	8.6	—	(8.6)	—
Other, net	(0.9)	(0.8)	(0.2)	(1.9)

Net cash (used in) provided by investing activities	7.7	(41.2)	(17.7)	(51.2)

Cash Flows from financing activities:
Increase in borrowings	265.0	—	14.4	279.4
Payment of borrowings	(79.2)	(17.0)	(14.8)	(111.0)
Net proceeds from the sale of the 10% Senior Secured Notes due 2013	742.2	—	—	742.2
Redemption of Nortek’s senior secured credit facility	(755.5)	—	—	(755.5)
Fees paid in connection with new debt facilities	(33.8)	—	—	(33.8)
Equity investment by Nortek Holdings, Inc.	4.2	—	—	4.2
Intercompany transfers	112.0	(112.0)	—	—
Other, net	0.1	—	—	0.1

Net cash provided by (used in) financing activities	255.0	(129.0)	(0.4)	125.6

Net change in unrestricted cash and cash equivalents	123.6	(1.4)	6.6	128.8
Unrestricted cash and cash equivalents at the beginning of the period	20.5	8.9	24.0	53.4

Unrestricted cash and cash equivalents at the end of the period	$144.1	$7.5	$30.6	$182.2

NOTE E —	GUARANTOR INFORMATION

As indicated in Note A, the U.S. operations of the Company guarantee Nortek’s 8.5% Senior Notes due 2021. The Company is wholly-owned by Nortek and the U.S. operations jointly and severally guarantee Nortek’s obligations under the 8.5% Notes. The foreign operations of the Company do not guarantee the 8.5% Notes.

A consolidating balance sheet as of October 2, 2010 and the related statements of operations and cash flows for the nine months ended October 2, 2010 and October 3, 2009 are reflected below in order to comply with the reporting requirements for guarantor subsidiaries.

Unaudited Condensed Consolidating Balance Sheet as of October 2, 2010

	U.S.	Foreign
	Operations	Operations		Ergotron
	(Guarantor)	(Non-Guarantor)	Eliminations	Consolidated

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$9,295,171	$3,963,867	$—	$13,259,038
Accounts receivable, net of reserves	12,517,023	23,136,956	—	35,653,979
Intercompany receivables (payables)	(34,148,485)	34,148,485	—	—
Inventories	11,351,523	6,912,207	(858,545)	17,405,185
Prepaid expenses and other assets	338,065	993,074	—	1,331,139
Income taxes receivable	522,609	15,776	—	538,385
Deferred income taxes	1,835,799	—	45,655	1,881,454

Total current assets	1,711,705	69,170,365	(812,890)	70,069,180

PROPERTY, PLANT AND EQUIPMENT, net	10,842,165	1,442,730	—	12,284,895

OTHER ASSETS
Investment in subsidiaries	9,400,390	—	(9,400,390)	—
Goodwill	—	192,784	—	192,784
Patents, net	557,218	—	—	557,218
Deferred income taxes	419,665	27,911	5,743	453,319
Other assets	428	—	—	428

Total other assets	10,377,701	220,695	(9,394,647)	1,203,749

	$22,931,571	$70,833,790	$(10,207,537)	$83,557,824

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Current maturities of long-term obligations	$3,393,750	$—	$—	$3,393,750
Current maturities of other long-term liabilities	18,000	—	—	18,000
Accounts payable	37,625	39,932,818	—	39,970,443
Accrued expenses	3,109,945	2,216,027	—	5,325,972
Accrued royalties — related party	788,103	—	—	788,103
Income tax payable	1,523,355	393,083	—	1,916,438

Total current liabilities	8,870,778	42,541,928	—	51,412,706

Stockholders’ equity	14,060,793	28,291,862	(10,207,537)	32,145,118

	$22,931,571	$70,833,790	$(10,207,537)	$83,557,824

Unaudited Condensed Consolidating Statement of Operations

For the nine months ended October 2, 2010

	U.S.	Foreign
	Operations	Operations		Ergotron
	(Guarantor)	(Non-Guarantor)	Eliminations	Consolidated

Sales	$95,784,306	$98,870,363	$(46,853,235)	$147,801,434
Cost of goods sold	55,034,762	86,054,666	(46,643,235)	94,446,193

Gross profit	40,749,544	12,815,697	(210,000)	53,355,241
Operating expenses	25,423,771	6,523,505	—	31,947,276

Operating income	15,325,773	6,292,192	(210,000)	21,407,965
Other income (expense):
Interest expense	(192,206)	(10,364)	—	(202,570)
Interest income	67,405	10,648	—	78,053
Other, net	163,950	(12,811)	(17,179)	133,960

Income before intercompany charges	15,364,922	6,279,665	(227,179)	21,417,408
Intercompany charges	(70,788)	70,788	—	—

Income before income tax expense	15,294,134	6,350,453	(227,179)	21,417,408
Income tax expense	6,429,861	847,982	—	7,277,843

NET INCOME	$8,864,273	$5,502,471	$(227,179)	$14,139,565

Unaudited Condensed Consolidating Statement of Operations

For the nine months ended October 3, 2009

	U.S.	Foreign
	Operations	Operations		Ergotron
	(Guarantor)	(Non-Guarantor)	Eliminations	Consolidated

Sales	$70,317,026	$69,979,637	(31,088,720)	$109,207,943
Cost of goods sold	42,062,093	59,063,882	(31,088,720)	70,037,255

Gross profit	28,254,933	10,915,755	—	39,170,688
Operating expenses	20,835,092	6,083,811	—	26,918,903

Operating income	7,419,841	4,831,944	—	12,251,785
Other income (expense):
Interest expense	(326,529)	(12,991)	—	(339,520)
Interest income	15,988	6,716	—	22,704
Other, net	168,949	13,211	—	182,160

Income before intercompany charges	7,278,249	4,838,880	—	12,117,129
Intercompany charges	(283,790)	283,790	—	—

Income before income tax expense	6,994,459	5,122,670	—	12,117,129
Income tax expense	3,217,189	710,246	—	3,927,435

NET INCOME	$3,777,270	$4,412,424	$—	$8,189,694

Unaudited Condensed Consolidated Statement of Cash Flows

Nine Months ended October 2, 2010

	U.S.	Foreign
	Operations	Operations		Ergotron
	(Guarantor)	(Non-Guarantor)	Eliminations	Consolidated

Cash Flows from operating activities:
Net cash provided by operating activities	$13,104,629	$1,419,493	—	$14,524,122

Cash Flows from investing activities:
Purchases of property, plant and equipment	(2,706,617)	(445,687)	—	(3,152,304)

Cash Flows from financing activities:
Payments on revolving line of credit	(8,865,145)	—	—	(8,865,145)
Borrowings on revolving line of credit	4,129,283	—	—	4,129,283
Repayment of long-term debt	(187,500)	—	—	(187,500)
Cash advances and interest on shareholder note receivables	(514,057)	—	—	(514,057)
Issuance of common stock, net of shareholder note receivables	83,262	—	—	83,262

Net cash used in financing activities	(5,354,157)	—	—	(5,354,157)

Net increase in cash and cash equivalents	5,043,855	973,806	—	6,017,661
Cash and cash equivalents at beginning of year	4,251,316	2,990,061	—	7,241,377

Cash and cash equivalents at end of year	$9,295,171	$3,963,867	$—	$13,259,038

Unaudited Condensed Consolidated Statement of Cash Flows

Nine Months ended October 3, 2009

	U.S.	Foreign
	Operations	Operations		Ergotron
	(Guarantor)	(Non-Guarantor)	Eliminations	Consolidated

Cash Flows from operating activities:
Net cash provided by operating activities	$16,161,693	$2,947,698	—	$19,109,391

Cash Flows from investing activities:
Purchases of property, plant and equipment	(1,766,430)	(110,185)	—	(1,876,615)

Cash Flows from financing activities:
Payments on revolving line of credit	(39,484,542)	—	—	(39,484,542)
Borrowings on revolving line of credit	29,500,047	—	—	29,500,047
Repayment of long-term debt	(187,500)	—	—	(187,500)
Cash advances and interest on shareholder note receivables	(736,480)	—	—	(736,480)
Issuance of common stock, net of shareholder note receivables	69,864	—	—	69,864

Net cash used in financing activities	(10,838,611)	—	—	(10,838,611)

Net increase in cash and cash equivalents	3,556,652	2,837,513	—	6,394,165
Cash and cash equivalents at beginning of year	—	1,853,811	—	1,853,811

Cash and cash equivalents at end of year	$3,556,652	$4,691,324	$—	$8,247,976

NOTE Q —	GUARANTOR INFORMATION

The Company is wholly-owned by Nortek and the U.S. operations jointly and severally guarantee Nortek’s obligations under the 8.5% Notes. The foreign operations of the Company do not guarantee the 8.5% Notes.

A consolidating balance sheet as of December 31, 2009 and the related statements of operations and cash flows for the year ended December 31, 2009 are reflected below in order to comply with the reporting requirements for guarantor subsidiaries.

Consolidating Balance Sheet as of December 31, 2009

	U.S.	Foreign
	Operations	Operations		Ergotron
	(Guarantor)	(Non-Guarantor)	Eliminations	Consolidated

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$4,251,316	$2,990,061	$—	$7,241,377
Accounts receivable, net	9,589,386	17,554,047	—	27,143,433
Intercompany receivables (payables)	(26,850,047)	26,850,047	—	—
Inventories	8,935,227	3,693,321	(648,545)	11,980,003
Prepaid expenses and other assets	293,782	490,961	—	784,743
Income taxes receivable	522,609	120,750	—	643,359
Deferred income taxes	1,881,099	—	45,655	1,926,754

Total current assets	(1,376,628)	51,699,187	(602,890)	49,719,669

PROPERTY, PLANT AND EQUIPMENT, net	10,859,800	1,553,862	—	12,413,662

OTHER ASSETS
Investment in subsidiaries	9,400,390	—	(9,400,390)	—
Goodwill	—	192,784	—	192,784
Patents, net	891,467	—	—	891,467
Deferred income taxes	419,665	33,998	5,743	459,406
Other assets	4,343	—	—	4,343

Total other assets	10,715,865	226,782	(9,394,647)	1,548,000

	$20,199,037	$53,479,831	$(9,997,537)	$63,681,331

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Current maturities of long-term obligations	$8,317,112	$—	$—	$8,317,112
Current maturities of other long-term liabilities	207,986	—	—	207,986
Accounts payable	2,416,608	27,694,263	—	30,110,871
Accrued expenses	2,328,823	2,414,721	—	4,743,544
Accrued royalties — related party	313,156	—	—	313,156
Income tax payable	1,164,427	528,065	—	1,692,492

Total current liabilities	14,748,112	30,637,049	—	45,385,161

Stockholders’ equity	5,450,925	22,842,782	(9,997,537)	18,296,170

	$20,199,037	$53,479,831	$(9,997,537)	$63,681,331

Consolidating Statement of Operations
For the year ended December 31, 2009

	U.S.	Foreign
	Operations	Operations		Ergotron
	(Guarantor)	(Non-Guarantor)	Eliminations	Consolidated

Sales	$97,583,022	$96,275,238	$(42,506,240)	$151,352,020
Cost of goods sold	58,393,526	81,201,465	(42,549,151)	97,045,840

Gross profit	39,189,496	15,073,773	42,911	54,306,180
Operating expenses	29,026,201	8,743,328	—	37,769,529

Operating income	10,163,295	6,330,445	42,911	16,536,651
Other income (expense):
Interest expense	(402,432)	(13,127)	—	(415,559)
Interest income	37,585	8,642	—	46,227
Other, net	217,334	(15,950)	—	201,384

Income before intercompany charges	10,015,782	6,310,010	42,911	16,368,703
Intercompany charges	(498,755)	498,755	—	—

Income before income tax expense	9,517,027	6,808,765	42,911	16,368,703
Income tax expense	4,012,850	1,078,397	13,399	5,104,646

NET INCOME	$5,504,177	$5,730,368	$29,512	$11,264,057

Consolidated Statement of Cash Flows
For the year ended December 31, 2009

	U.S.	Foreign
	Operations	Operations		Ergotron
	(Guarantor)	(Non-Guarantor)	Eliminations	Consolidated

Cash Flows from operating activities:
Net cash provided by operating activities	$18,867,061	$1,295,007	$—	$20,162,068

Cash Flows from investing activities:
Purchases of property, plant and equipment	(3,646,725)	(162,504)	—	(3,809,229)
Proceeds from disposals of property, plant and equipment	10,050	—	—	10,050

Net cash used in investing activities	(3,636,675)	(162,504)	—	(3,799,179)

Cash Flows from financing activities:
Payments on revolving line of credit	(39,484,542)	—	—	(39,484,542)
Borrowings on revolving line of credit	34,235,909	—	—	34,235,909
Checks written in excess of bank balance	(820,496)	—	—	(820,496)
Repayment of long-term debt	(225,000)	—	—	(225,000)
Dividends paid to shareholders	(4,746,848)	—	—	(4,746,848)
Excess tax benefits from stock-based compensation	545,939	—	—	545,939
Redemption and retirement of common stock	(57,751)	—	—	(57,751)
Cash advances and interest on shareholder note receivables	(805,501)	—	—	(805,501)
Issuance of common stock, net of shareholder note receivables	379,220	—	—	379,220

Net cash used in financing activities	(10,979,070)	—	—	(10,979,070)

Effect of exchange rate changes on cash and cash equivalents	—	3,747	—	3,747

Net increase in cash and cash equivalents	4,251,316	1,136,250	—	5,387,566
Cash and cash equivalents at beginning of year	—	1,853,811	—	1,853,811

Cash and cash equivalents at end of year	$4,251,316	$2,990,061	$—	$7,241,377

Summarized Quarterly Financial Data (Unaudited)	12 Months Ended
Dec. 31, 2010
SUMMARIZED QUARTERLY FINANCIAL DATA (UNAUDITED)

15.	SUMMARIZED QUARTERLY FINANCIAL DATA (UNAUDITED)

The Company operates on a calendar year and for its interim periods operates on a 4-4-5 fiscal calendar, where each fiscal quarter is comprised of two 4-week periods and one 5-week period, with each week ending on a Saturday. The Company’s fiscal year always begins on January 1 and ends on December 31. As a result, the Company’s first and fourth quarters may have more or less days included than a traditional 4-4-5 fiscal calendar, which consists of 91 days.

The table that follows summarizes unaudited quarterly financial data for the year ended December 31, 2010:

	Successor
	For the Quarter Ended
	April 3	July 3	October 2	December 31
	(Amounts in millions, except per share data)

2010
Net sales	$430.9	$509.0	$496.6	$462.8
Gross profit	111.0	138.8	135.2	122.5
Selling, general and administrative expense, net	96.3	101.6	100.1	101.9
Depreciation expense	10.5	10.4	10.5	11.1
Amortization expense	20.2	12.4	8.7	7.9
Operating earnings	4.2	27.1	26.7	12.6
Net (loss) earnings	(13.4)	0.3	9.8	(10.1)
Net (loss) earnings per share:
Basic (loss) earnings per share	$(0.89)	$0.02	$0.65	$(0.67)
Diluted (loss) earnings per share	$(0.89)	$0.02	$0.64	$(0.67)

The table that follows summarizes unaudited quarterly financial data for the year ended December 31, 2009:

	Predecessor
				Oct. 4, 2009 -	Successor
	For the Quarter Ended			Dec. 19, 2009	Dec. 20, 2009 -
	April 4	July 4	October 3	(Restated)	Dec. 31, 2009
	(Amounts in millions, except per share data)
2009
Net sales	$439.0	$487.8	$451.8	$385.3	$44.0
Gross profit	121.5	136.1	130.1	110.2	8.8
Selling, general and administrative expense, net	101.0	94.9	90.2	86.5	8.5
Pre-petition reorganization items	—	0.9	6.5	15.1	—
Goodwill impairment charge	—	250.0	—	34.0	—
Depreciation expense	9.6	9.6	8.5	7.3	1.6
Amortization expense	5.9	6.5	5.7	4.6	4.6
Operating earnings (loss)	14.6	(215.7)	27.7	(30.0)	(1.2)
Gain on Reorganization Items, net	—	—	—	619.1	—
Net (loss) earnings	(32.7)	(245.4)	(12.4)	485.8	(3.4)
Net (loss) earnings per share:
Basic (loss) earnings per share	$(10,900.00)	$(81,800.00)	$(4,133.33)	$161,933.33	$(0.23)
Diluted (loss) earnings per share	$(10,900.00)	$(81,800.00)	$(4,133.33)	$161,933.33	$(0.23)

See Note 2, “Reorganization Under Chapter 11 and Current Capital Structure”, Note 3, “Fresh-Start Accounting (Restated)”, Note 7, “Income Taxes”, Note 11, “Commitments and Contingencies”, and Note 12, “Segment Information and Concentration of Credit Risk”, as well as “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere herein, regarding certain other quarterly transactions which impact the operating results in the above tables, including financing activities, new accounting pronouncements, income taxes, acquisitions, sales volume, material costs, rationalization and relocation of manufacturing operations, material procurement strategies and other items.

Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

16.	SUBSEQUENT EVENTS

In February 2011, management approved a plan to reduce costs and improve production efficiencies at the Company’s subsidiary, Best. The Company anticipates incurring expenses of approximately $1.0 million to $2.0 million in 2011 related to this plan and the related investments in research and development, the reconfiguration of physical space, and relocation of equipment. The Company may approve additional plans in 2011 and may incur significant additional costs in 2011 and beyond.

Events Subsequent to Date of Independent Auditors' Report (Unaudited)	12 Months Ended
Dec. 31, 2010
Events Subsequent To Date Of Independent Auditors Report Disclosure [Abstract]
EVENTS SUBSEQUENT TO DATE OF INDEPENDENT AUDITORS REPORT (Unaudited)

18.	EVENTS SUBSEQUENT TO DATE OF INDEPENDENT AUDITORS’ REPORT (Unaudited)

On April 26, 2011, the Company successfully completed the private placement of $500.0 million in aggregate principal amount of 8.5% Senior Notes due 2021 (the “8.5% Notes”). The Company also entered into a new senior secured term loan with a final maturity in 2017 and optional interest rates at the election of the Company, including LIBOR, as defined, plus 4.0% with a LIBOR floor of 1.25% (the “Term Loan Facility”). The Company borrowed $350.0 million aggregate principal under the Term Loan Facility at a 5.25% interest rate on April 26, 2011, which resulted in net debt to the Company of approximately $348.2 million, after deducting an original issue discount of approximately $1.8 million. The Company received approximately $827.3 million of net proceeds in connection with the issuance of the 8.5% Notes and Term Loan Facility, after deducting approximately $20.9 million of underwriting commissions and legal, accounting and other expenses incurred. As discussed further below, the Company used approximately $825.0 million of these net proceeds to repurchase or redeem all of the Company’s 11% Senior Secured Notes, which included approximately $753.3 million of aggregate outstanding principal balance, approximately $37.8 million of tender and redemption premiums and approximately $33.9 million of accrued but unpaid interest as of the redemption dates. Net cash from these debt transactions of approximately $2.3 million was retained by the Company for general corporate purposes.

The following is a summary of sources and uses in the second quarter of 2011 related to these debt transactions:

(Amounts in millions)
Sources:
Proceeds from issuance of the 8.5% Notes	$500.0
Proceeds from Term Loan Facility after deducting original issue discount of approximately $1.8 million	348.2

Total sources	848.2

Uses:
Repurchase or redemption of 11% Notes	(753.3)
Tender and redemption premiums for 11% Notes	(37.8)
Accrued and unpaid interest through the date of tender or redemption	(33.9)

Subtotal — 11% Notes repurchase or redemption	(825.0)
Underwriting commissions and legal, accounting and other expenses	(20.9)

Total uses	(845.9)

Net cash to Nortek	$2.3

During the second quarter of 2011, the Company used approximately $731.1 million of the net proceeds to repurchase approximately 88.5% or approximately $666.6 million aggregate principal amount of the 11% Notes through a tender offer in accordance with the terms of the Company’s purchase and consent solicitation statement dated April 12, 2011 (the “Tender Offer”), which was completed on April 26, 2011. The Tender Offer entitled the holders of the 11% Notes to receive $1,052.50 per $1,000 in principal amount, plus accrued and unpaid interest, and resulted in a supplemental indenture to the 11% Notes, which substantially eliminated all affirmative and restrictive covenants and certain events of default under the indenture and provided for a shorter notice period in connection with a voluntary redemption. The Company used approximately $93.9 million to discharge its remaining obligations under the 11% Note indenture (approximately $86.7 million aggregated principal amount) through a deposit in trust funds sufficient to pay and discharge all remaining indebtedness, including accrued and unpaid interest, on the 11% Notes in conjunction with the notices of redemption sent to the remaining holders of the 11% Notes. Under the terms of the supplemental indenture to the 11% Notes, the Company was permitted to redeem $75.0 million aggregate principal amount at 103%, plus accrued and unpaid interest, and the remaining $11.7 million aggregate principal amount at 105%, plus accrued and unpaid interest.

As certain holders of the new 8.5% Notes and Term Loan Facility had previously held the 11% Notes up to the time of their repurchase or redemption, in accordance with Accounting Standards Codification 470-50, “Debt Modifications and Extinguishments” (“ASC 470-50”), the Company determined that, of the total approximately $60.5 million of original issue discounts, underwriting commissions, legal, accounting and other expenses and tender and redemption premiums, approximately $33.8 million should be recorded as a loss on debt retirement and that approximately $11.2 million and $15.5 million should be recorded as deferred debt expense and debt discount, respectively, and amortized over the lives of the respective debt instruments. The approximately $11.2 million of deferred debt expense was allocated approximately $6.3 million to the 8.5% Notes and approximately $4.9 million to the Term Loan Facility. The approximately $15.5 million of debt discount was allocated approximately $7.2 million to the 8.5% Notes and approximately $8.3 million to the Term Loan Facility.

In February 2011, management approved an initial plan to reduce costs and improve production efficiencies at the Company’s subsidiary, Best, and during the third quarter of 2011, our Board of Directors approved additional plans that are expected to further improve the overall operational efficiencies of Best. During the third quarter and first nine months of 2011, the Company recorded expenses within SG&A of the RVP segment of approximately $0.1 million and $0.6 million, respectively, related to severance and other costs. The Company also recorded additional severance costs of approximately $0.4 million and $1.7 million within cost of products sold (“COGS”) during the third quarter and first nine months of 2011, respectively. In the fourth quarter of 2011, the Company transferred certain operations from Italy to Poland in accordance with the plan and is involved in ongoing union negotiations with respect to the employees to be terminated. The Company anticipates recording additional expenses of between approximately $10 million and $13 million related to this restructuring plan consisting of severance and other expenses in the fourth quarter of 2011 and through 2012.

In the fourth quarter of 2009, two of the Company’s subsidiaries in the TECH segment began shipping security products to a new customer under an agreement to manufacture and sell these security products. Under this agreement, the Company recognized net sales of approximately $35.7 million and $62.5 million during the third quarter and first nine months of 2011, respectively. The Company recognized net sales of approximately $34.2 million and $45.8 million relating to this customer during the third quarter and first nine months of 2010, respectively. The agreement includes payment terms which are extended beyond the subsidiaries’ normal payment terms. The Company has determined that cash basis accounting treatment is appropriate for revenue recognition under this agreement. Accordingly, the Company has deferred revenue recognition on approximately $36.5 million and $9.2 million of net sales at October 1, 2011 and December 31, 2010, respectively, and recorded the cost basis of related inventory shipped of approximately $23.0 million and $6.5 million at October 1, 2011 and December 31, 2010, respectively, in other current assets in the accompanying unaudited condensed consolidated balance sheet. In addition, included in inventory is approximately $6.7 million and $6.1 million at October 1, 2011 and December 31, 2010, respectively, of inventory related to this customer. As only limited cash collection history was available in periods prior to December 31, 2009, the Company recorded loss contingency reserves of approximately $2.0 million as a reduction to other current assets during the first nine months of 2010.

The customer has made approximately $27.3 million of payments through December 5, 2011 in the fourth quarter of 2011, including approximately $13.3 million of delinquent payments that were scheduled to be received in the third quarter of 2011. In the fourth quarter, the customer notified the Company of a product recall issue related to certain products that the Company provided to the customer who in turn sold such products to third parties. The Company is in the process of negotiating a resolution of this and other contractual terms in the customer agreement. These negotiations have not been completed and, accordingly, the Company has recorded a warranty reserve of approximately $6.0 million, representing the Company’s best estimate of the amount that may be ultimately due for the product recall as of October 1, 2011. The Company made an approximate $2.9 million progress payment to the customer for the product recall in the fourth quarter of 2011.

Although the customer has continued to make payments, the customer failed to make scheduled payments totaling approximately $6.0 million through December 5, 2011, with an additional $3.1 million of payments scheduled for the remainder of the fourth quarter of 2011. The customer has indicated that failure to make scheduled payments was due to a delay in the receipt of payments owed to them from their major customer. The Company’s customer has been formally notified of the delinquent payments, and it is the Company’s belief that there is no dispute by the customer over the amounts due based on the Company’s correspondence and discussions with the customer. The customer has since made a payment in the fourth quarter of 2011 of approximately $7.1 million and has withheld approximately $1.3 million of payments pending resolution of amounts owed by the Company for the product recall issue noted above. The Company has collected all remaining amounts recorded in the consolidated balance sheet as of October 1, 2011.

There can be no assurances that the Company will be able to complete its negotiations with this customer or that the customer will bring its account current and resume making payments according to terms if the negotiations are not completed. As such, it is possible that the Company may be required to record additional reserves and may have reduced sales and cost of sales from what would have otherwise been recorded in the fourth quarter of 2011 related to this customer relationship. The Company will continue to closely monitor the situation with this customer.

As the Company records revenue on the cash basis of accounting for this customer, the failure of the Company to receive scheduled payments resulted in a corresponding reduction to revenue and cost of goods sold in the Company’s third quarter 2011 operating results. If the customer brings its account current and makes all other scheduled payments in the fourth quarter of 2011, then sales and cost of sales will be higher than what would otherwise have been recorded in the fourth quarter of 2011.

Valuation and Qualifying Accounts	12 Months Ended
Dec. 31, 2010
Valuation and Qualifying Accounts [Abstract]
VALUATION AND QUALIFYING ACCOUNTS
NORTEK, INC. AND SUBSIDIARIES

SCHEDULE II
VALUATION AND QUALIFYING ACCOUNTS

	Balance at	Charged to	Charged to		Deduction		Balance at
	Beginning	Cost and	Other		from		End of
Classification	of Year	Expense	Accounts		Reserves		Year
	(Amounts in millions)

For the year-ended December 31, 2008 — Predecessor
Allowance for doubtful accounts and sales allowances	$12.2	$11.7	$0.2	(a)	$(9.6	)(b)	$14.5
For the period from January 1, 2009 to December 19, 2009 — Predecessor
Allowance for doubtful accounts and sales allowances	$14.5	$4.2	$(15.4	)(a)	$(3.3	)(b)	$—
For the period from December 20, 2009 to December 31, 2009 — Successor
Allowance for doubtful accounts and sales allowances	$—	$—	$—	(a)	$—	(b)	$—
For the year-ended December 31, 2010 — Successor
Allowance for doubtful accounts and sales allowances	$—	$5.5	$0.6	(a)	$(1.2	)(b)	$4.9

(a)	Other, including the effect of changes in foreign currency exchange rates. For the 2009 Predecessor Period, includes approximately $(13.0) million of fresh-start accounting adjustments. See Note 3, “Fresh-Start Accounting (Restated)”, to the consolidated financial statements included elsewhere herein.

(b)	Amounts written off, net of recoveries.